File No. 2-75925
AS FILED MARCH 23, 1999

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                      Post-Effective Amendment No.
                       (Check appropriate box or boxes)

                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
              (Exact Name of Registrant as Specified in Charter)

                                (650) 312-2000
                       (Area Code and Telephone Number)

                          777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
                    (Address of Principal Executive Offices
                    Number, Street, City, State, Zip Code)

                              DEBORAH R. GATZEK
                          777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
                    (Name and Address of Agent for Service,
                    Number, Street, City, State, Zip Code)

                                  Copies to:

                            BRUCE G. LETO, ESQUIRE
                    STRADLEY, RONON, STEVENS & YOUNG, LLP
                           2600 ONE COMMERCE SQUARE
                            PHILADELPHIA, PA 19103

           Approximate Date of Proposed Public Offering: AS SOON AS
       PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE
                UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



TITLE OF THE SECURITIES BEING REGISTERED: SHARES OF CAPITAL STOCK - NO PAR VALUE. NO FILING FEE IS DUE BECAUSE REGISTRANT IS RELYING ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON APRIL 22, 1999, PURSUANT TO RULE 488 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                    FRANKLIN FEDERAL TAX-FREE INCOME FUND


                            CROSS REFERENCE SHEET
                      (Pursuant to Rule 481(a) under the
                           Securities Act of 1933)





N-14 ITEM NO. AND CAPTION          LOCATION IN PROSPECTUS
PART A

1. Beginning of Registration       Facing Page of Registration Statement;
   Statement and Outside Front     Front Cover Page of Prospectus
   Cover Page of Prospectus

2. Beginning and Outside Back      Table of Contents
   Cover Page of Prospectus

3. Synopsis Information and Risk   Summary; Comparisons of Some Important
   Factors                         Features

4. Information About the           Summary; Reasons for the Transactions;
   Transaction                     Information About the Transactions

5. Information About the           Prospectus Cover Page; Summary;
   Acquiring Fund                  Comparisons of Some Important Features;
                                   Comparison of Investment Objectives and
                                   Policies; Information About the Municipal
                                   Funds; Information about Federal Fund

6. Information About the Fund      Prospectus Cover Page; Comparisons of Some
   Being Acquired                  Important Features; Comparison of
                                   Investment Objectives and Policies;
                                   Information About Federal Fund

7. Voting Information              Prospectus Cover Page; Notice of Special
                                   Shareholders' Meeting; Voting Information;
                                   Principal Holders of Shares

8. Interest of Certain Persons     None
   and Experts

9. Additional Information          Not Applicable
   Required for Reoffering by
   Persons Deemed to be
   Underwriters

PART B

10.  Cover Page                    Cover Page of Statement of Additional
                                   Information

11.  Table of Contents             Not Applicable

12.  Additional Information about  Incorporation of Documents by Reference in
     the Acquiring Fund            the Statement of Additional Information

13.  Additional Information about  Incorporation of Documents by Reference in
     the Fund being Acquired       the Statement of Additional Information

14.  Financial Statements          Incorporation of Documents by Reference in
                                   the Statement of Additional Information

PART C - OTHER INFORMATION

Part C contains the information required by Items 15-17 as set forth in the form.




Dear Shareholder:

      Enclosed is a Notice of Meeting for a Special Joint Shareholders' Meeting for shareholders of the Franklin Arkansas Municipal Bond Fund, the Franklin Hawaii Municipal Bond Fund and the Franklin Washington Municipal Bond Fund, each of which are series of Franklin Municipal Securities Trust (the "Trust"). The Meeting has been called for June 23, 1999 at 1:30 p.m. Pacific time at the offices of the Trust at 777 Mariners Island Boulevard, San Mateo, CA 94404. The accompanying Joint Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card or (or cards).

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD

      This meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of either the Arkansas, Hawaii or Washington Municipal Bond Fund being exchanged for those of a fund called Franklin Federal Tax-Free Income Fund (the "Federal Fund"). If the shareholders of your fund approve the proposal, you will receive Class A shares of the Federal Fund equal in value to your investment in shares of your municipal bond fund. You will no longer be a shareholder of your municipal bond fund, and you will instead be a shareholder of the Federal Fund.

      The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

      The transaction is being proposed because the projected growth in assets of each of the Arkansas, Hawaii and Washington Municipal Bond Funds was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. The Federal Fund has an investment goal and investment policies that are similar to those of the municipal bond funds, as outlined in the Joint Prospectus/Proxy Statement. The Federal Fund is managed by Franklin Advisers, Inc., the current investment manager of the municipal bond funds. Federal Fund is a larger fund that should be better able to diversify its investments and to obtain certain savings in costs for shareholders.

      Please take the time to review this document and vote now. The Trustees of your fund unanimously recommend that you vote in favor of this proposal.

          __ To ensure that your vote is counted, indicate your position on the enclosed proxy card.

          __   Sign and return your card promptly.

          __ If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

     Thank you for your attention to this matter.

                                    Sincerely,


                                    Deborah R. Gatzek
                                    Secretary



                                PRELIMINARY COPY
                       FRANKLIN MUNICIPAL SECURITIES TRUST
                                  ON BEHALF OF
                      FRANKLIN ARKANSAS MUNICIPAL BOND FUND
                       FRANKLIN HAWAII MUNICIPAL BOND FUND
                     FRANKLIN WASHINGTON MUNICIPAL BOND FUND
                          777 Mariners Island Boulevard
                               San Mateo, CA 94404

                  NOTICE OF SPECIAL JOINT SHAREHOLDERS' MEETING

                           To be held on June 23, 1999

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Joint Shareholders' Meeting of the Franklin Arkansas Municipal Bond Fund, the Franklin Hawaii Municipal Bond Fund and the Franklin Washington Municipal Bond Fund (each, a "Municipal Fund") will be held at the offices of Franklin Municipal Securities Trust (the "Trust"), 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Meeting is being called for the following reasons:

      1. For shareholders of each Municipal Fund to approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of the particular Municipal Fund, and Franklin Federal Tax-Free Income Fund (the "Federal Fund"), that provides for: (i) the acquisition of substantially all of the assets of the Municipal Bond Fund in exchange for Class A shares of the Federal Fund; (ii) the distribution of Class A shares of the Federal Fund to the shareholders of the Municipal Fund; and (iii) the liquidation and dissolution of the Municipal Fund.

      2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.

      The transaction contemplated by each Agreement and Plan of Reorganization is described in the attached Joint Prospectus/Proxy Statement. A copy of the form of the Agreement and Plan of Reorganization for each transaction is attached as Exhibit A to the Joint Prospectus/Proxy Statement.

      Shareholders of record of each Municipal Bond Fund as of the close of business on April 19, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,

                                    Deborah R. Gatzek
                                    Secretary
May 4, 1999

THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD(S) PROMPTLY SO THAT A QUORUM MAY BE ENSURED.


                     JOINT PROXY STATEMENT AND PROSPECTUS

When reading this Joint Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                              TABLE OF CONTENTS

                                                                         PAGE

COVER PAGES                                                             Cover
SUMMARY
      On what proposal am I being asked to vote?
      How will the shareholder voting be handled?
      What are the general tax consequences of the Transactions?
COMPARISONS OF SOME IMPORTANT FEATURES
      How do the investment goals and policies of the funds compare?
      What are the risks of an investment in the funds?
      Who manages the funds?
      What are the fees and expenses of each fund and what might they be after the Transactions?
      Where can I find more financial information about the funds?
      What are other key features of the funds?
            Transfer Agency, Custody and Administrative Services
            Management and Administration Fees
            Distribution Services
            Rule 12b-1 Plans
            Purchases and Redemptions
            Dividends and Distributions
REASONS FOR THE TRANSACTIONS
INFORMATION ABOUT THE TRANSACTIONS
      How will the Transactions be carried out?
      Who will pay the expenses of the Transactions?
      What are the tax consequences of the Transactions?
      What should I know about Federal Fund - Class A Shares?
      What are the capitalizations of the funds and what might the capitalization be after the Transactions?
COMPARISON OF INVESTMENT GOALS AND POLICIES
      Are there any significant differences between the investment goals of the funds?
      How do the types of securities the funds buy and the investment policies of the funds compare?
      How do the fundamental investment restrictions of the funds differ? What are the risk factors associated with investments in the funds?
VOTING INFORMATION
      How many votes are necessary to approve each Agreement and Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?
INFORMATION ABOUT THE FEDERAL FUND
INFORMATION ABOUT THE MUNICIPAL FUNDS
PRINCIPAL HOLDERS OF SHARES
GLOSSARY OF USEFUL TERMS AND DEFINITIONS
EXHIBITS TO COMBINED PROSPECTUS AND PROXY STATEMENT
      Exhibit A - Form of Plan of Reorganization
      Exhibit B - Prospectus of Franklin Federal Tax-Free Income Fund
        dated September 1, 1998, as amended January 1, 1999
      Exhibit C - Annual Report to Shareholders of Franklin Federal
        Tax-Free Income Fund dated April 30, 1998


                               PRELIMINARY COPY

                     JOINT PROSPECTUS AND PROXY STATEMENT

                             Dated April 21, 1999

                         Acquisition of the Assets of
                    FRANKLIN ARKANSAS MUNICIPAL BOND FUND
                   FRANKLIN HAWAII MUNICIPAL BOND FUND and
                   FRANKLIN WASHINGTON MUNICIPAL BOND FUND
           (Each are series of Franklin Municipal Securities Trust)

                       By and in exchange for shares of
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND


      This Joint Prospectus/Proxy Statement solicits proxies to be voted at a Special Joint Shareholders' Meeting (the "Meeting") of the Arkansas Municipal Bond Fund (the "Arkansas Fund"), the Franklin Hawaii Municipal Bond Fund (the "Hawaii Fund") and the Franklin Washington Municipal Bond Fund (the "Washington Fund")(each, a "Municipal Fund"), each of which is a series of Franklin Municipal Securities Trust (the "Trust"), to approve or disapprove a separate Agreement and Plan of Reorganization ("Agreement and Plan") for each Municipal Fund. If shareholders of a Municipal Fund vote to approve the Agreement and Plan, the net assets of that Municipal Fund will be acquired by Franklin Federal Tax-Free Income Fund (the "Federal Fund") in exchange for shares of Franklin Federal Tax-Free Income Fund - Class A ("Federal Fund - Class A Shares").

      The Meeting will be held at the principal offices of the Trust, which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Board of Trustees of the Trust, on behalf of each Municipal Fund, is soliciting these proxies. This Joint Prospectus/Proxy Statement will first be sent to shareholders on or about May 4, 1999.

      If the shareholders of your Municipal Fund vote to approve the Agreement and Plan, you will receive Federal Fund - Class A Shares equal in value to your investment in the Municipal Fund. Your Municipal Fund will then be liquidated.

      The Federal Fund's investment goal is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholder's capital. The investment goal of each Municipal Fund is substantially similar to the Federal Fund's goal, except that the Municipal Funds seek to maximize income that is also exempt from the personal income taxes, if any, for resident shareholders of the particular Fund's state.

      This Joint Prospectus/Proxy Statement gives the information about Federal Fund - Class A Shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information dated April 21, 1999 relating to this Joint Prospectus/Proxy Statement containing more information about the Federal Fund, the Municipal Funds and the proposed reorganization has been filed with the SEC and is incorporated by reference.

      The following documents are attached to and considered a part of this Joint Prospectus/Proxy Statement, and are intended to provide you with information about the Federal Fund.

     o The Prospectus of the Federal Fund dated September 1, 1998, as amended January 1, 1999 (the "Federal Fund Prospectus")

     o   The Annual Report to shareholders of the Federal Fund dated April 30,
         1998

      The Joint Prospectus of the Municipal Funds dated October 1, 1998, as supplemented January 1, 1999 (the "Municipal Funds Prospectus") is incorporated by reference into this Joint Prospectus/Proxy Statement. You can request a free copy of the SAI or any of the documents described above by calling 1-800/DIAL BEN(R), or by writing to Federal Fund or the Trust at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.

      LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                                      SUMMARY

      This is only a summary of certain information contained in this Joint Prospectus/Proxy Statement. You should read the more complete information in the rest of this Joint Prospectus/Proxy Statement, including the form of Agreement and Plan (attached as Exhibit A), the Federal Fund Prospectus (attached as Exhibit B), and the Federal Fund Annual Report (attached as Exhibit C).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

      The Board of Trustees of the Trust has approved an Agreement and Plan for each of the Municipal Funds and recommends that shareholders of each Municipal Fund vote to approve that Agreement and Plan. For each Municipal Fund, if the shareholders vote to approve the Agreement and Plan, that Fund's net assets will be transferred to the Federal Fund in exchange for an equal value of Federal Fund - Class A Shares. These Federal Fund - Class A Shares will then be distributed to that Municipal Fund's shareholders and that fund will be liquidated. This proposed transaction for each Municipal Fund is referred to in this Joint Prospectus/Proxy Statement individually as the "Transaction" and collectively as the "Transactions."

      This means that your shares of a Municipal Fund will be exchanged for an equal value of Federal Fund - Class A Shares. As a result, you will cease to be a shareholder of your Municipal Fund and will become a shareholder of the Federal Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which each Transaction takes place.

      Like each Municipal Fund, the Federal Fund is a mutual fund in the Franklin Templeton Group of Funds that is managed by Franklin Advisers, Inc. ("Advisers"). It has investment goals and policies that are similar, but not identical, to those of each Municipal Fund.

      For the reasons set forth below under "Reasons for the Transactions," the Board of Trustees of the Trust has concluded that the Transactions are in the best interests of the shareholders of each Municipal Fund. The Board of Trustees and the Board of Directors of Federal Fund also concluded that no dilution in value would result to the shareholders of any Municipal Fund or to the shareholders of the Federal Fund, respectively, as a result of the Transactions.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                      TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders of each of the three Municipal Funds will vote separately to determine whether their Fund will be reorganized into the Federal Fund. Shareholders who own shares at the close of business on April 19, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.
To approve the reorganization of any one of the Municipal Funds into the Federal Fund, a majority of the outstanding shares of that Fund must be voted in favor of the Agreement and Plan.

      Please vote by proxy as soon as you receive this Joint Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Joint Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTIONS?

      It is expected that shareholders of the Municipal Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Federal Fund - Class A Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences of the Transaction, if any, because this discussion only relates to the federal income tax consequences. For more information about the tax consequences of the Transactions, see "Information About the Transactions - What are the tax consequences of the Transactions."

                       COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

      The Federal Fund and the Municipal Funds share similar investment goals. Each fund seeks to provide its investors with as high a level of income free from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Municipal Funds, however, also seek to have that income be free from personal income taxes, if any, for residents of each fund's state. All of the funds try to achieve their goals by investing all of their assets in tax-free municipal securities. Therefore, each fund invests at least 80% of its net assets in municipal securities that pay interest free from federal income taxes including, only in the case of Federal Fund, the federal alternative minimum tax. In addition, consistent with their goals, the Municipal Funds invest at least 80% of their net assets in municipal securities that pay interest free from the personal income taxes, if any, of their individual states. These differences in the investment policies of the Federal Fund and the Municipal Funds may result in different tax treatment for the distributions from the Federal Fund and the Municipal Funds

      For more information about the investment goals and policies of the funds, see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      As with most investments, investments in the Federal Fund and the Municipal Funds involve risks. There can be no guarantee against losses resulting from an investment in any Fund, nor can there be any assurance that any Fund will achieve its investment goal. The risks associated with an investment in the funds are substantially similar and include those risks associated with changes in interest rates, market conditions and the financial strengths of issuers. In general, however, an investment in the Federal Fund may involve less risk than a similar investment in any of the Municipal Funds because the Federal Fund does not concentrate its investments in the municipal securities of any state nor invest in U.S. territories. An investment in the Federal Fund may also have relatively less risk than a similar investment in any of the Municipal Funds because, as a diversified fund, the Federal Fund's investments are required to be spread among various issuers to a greater extent than any of the non-diversified Municipal Funds.

      For more information about the investment goals and policies of the funds, see "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the funds is the responsibility of the Board of Directors (in the case of the Federal Fund) or Board of Trustees (in the case of the Municipal Funds). Each Board elects officers who are responsible for the day-to-day operations of the funds.

      Advisers manages the assets of each of the funds and makes each fund's investment decisions. Advisers is a wholly-owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 164 U.S.-based funds. They have over $217 billion in combined assets, including $51 billion in the municipal securities market under management for more than 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      The team responsible for the day-to-day management of the Federal Fund's portfolio is:

      THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS. Mr. Kenny has been an analyst or portfolio manager of the Federal Fund since 1987, and of each of the Municipal Funds since their inception. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986.

      SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS. Ms. Amoroso has been an analyst or portfolio manager of the Federal Fund since 1987 and of the Hawaii and Washington Funds since their inception. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986.

      BEN BARBER, VICE PRESIDENT OF ADVISERS. Mr. Barber has been an analyst or portfolio manager of the Federal Fund since 1993 and for the Arkansas Fund since its inception. He holds a Bachelor of Arts degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991.

      As indicated, each of the these team members currently manages one or more of the Municipal Funds. Stella Wong, Vice President of Advisers and a member of the management team of the Hawaii and Washington Funds and John Pomeroy, Vice President of Advisers and a member of the management team of the Arkansas Fund, are not members of the management team for the Federal Fund.


 WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE
                                TRANSACTIONS?

                   FEE TABLE FOR THE FEDERAL FUND - CLASS A
                           AND THE MUNICIPAL FUNDS


                                           Actual+
                                 ---------------------------------
                                                                  FEDERAL FUND
                                                                     AFTER
                                 FEDERAL ARKANSAS HAWAII WASHINGTON TRANSACTION
                                  FUND    FUND    FUND    FUND     (ESTIMATED)
SHAREHOLDER TRANSACTION
Expenses*
Maximum Sales Charge (as a
percentage Offering Price)......    4.25%   4.25%  4.25%    4.25%      4.25%
    Paid at time of purchase1...    4.25%   4.25%  4.25%    4.25%      4.25%
    Paid at time of redemption2.    None    None    None    None       None
Exchange Fee (per transaction)..   $5.00**  None    None    None       None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets)
 Management Fees................    0.45%  0.63%3 0.63%3   0.63%3      0.45%
Rule 12b-1 Fees4................    0.07%   0.10%  0.10%    0.10%      0.08%
Other Expenses of the fund......    0.07%   0.10%  0.08%    0.10%      0.07%
                                    -----   -----  -----    -----      -----
Total Fund Operating Expenses...    0.59%   0.83%  0.81%    0.83%      0.60%
                                    =====   =====  =====    =====      =====

+Information provided is for Federal Fund - Class A for the fiscal year ended April 30, 1998. Information for the Arkansas, Hawaii and Washington Funds is provided for the fiscal year ended May 31, 1998.
*If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
**$5.00 fee is for Market Timers. We process all other exchanges without a fee.
1. There is no front-end sales charge if you invest $1 million or more.
2. A Contingent Deferred Sales Charge may apply to any purchase of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares?--Contingent Deferred Sales Charge" in the prospectuses of the relevant fund for details.
3. For the period shown, Advisers had agreed in advance to waive or limit its management fees and to assume as its own certain expenses otherwise payable by the funds. With this reduction, management fees were 0.22% for the Hawaii Fund and the Arkansas and Washington Funds paid no management fees. Total operating expenses were 0.10% for the Arkansas and Washington Funds, and 0.40% for the Hawaii Fund.
4. These fees may not exceed 0.10% for the Federal and Hawaii Funds and 0.15% for the Arkansas and Washington Funds. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under the NASD's rules.


EXAMPLE

  Assume the annual return for each fund is 5%,operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a fund.


                                     1 YEAR*   3 YEARS    5 YEARS   10 YEARS
                                     ------    -------    -------   --------
Federal Fund
                                      $483       $606      $740      $1,132
Arkansas Fund
                                      $506       $679      $866      $1,407
Hawaii Fund
                                      $504       $673      $856      $1,384
Washington Fund
                                      $506       $679      $866      $1,407
Estimated Federal Fund (after         $484       $609      $746      $1,143
proposed Transaction)

*Assumes a Contingent Deferred Sales Charge will not apply.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      For the Federal Fund, per share income information for the past five fiscal years (and the most recent six month semi-annual period) is shown immediately below under the heading "Financial Highlights." Also, the Federal Fund's Annual Report, which is attached, includes a discussion of that Fund's performance during the past fiscal year.

      The Municipal Funds Prospectus as well as the Annual and Semi-Annual Reports for the Municipal Funds contain further financial information about those funds. These documents are available upon request (See "Information About the Municipal Funds").

                              Financial Highlights

                 Franklin Federal Tax-Free Income Fund - Class A


                                               Six Months Ended
                                               October 31, 1998                         Year Ended April 30,
                                               (unaudited)           1998       1997      1996          1995       1994

Per Share Operating Performance
(for a share outstanding throughout the
period)

Net asset value, beginning of period              $12.25            $11.90     $11.83       $11.73       $11.81     $12.24

Income from investment operations:
     Net investment income                           .34               .69        .71          .74          .75        .77
     Net realized and unrealized gains (losses)      .17               .35        .07          .10         (.05)      (.41)

Total from investment operations                     .51              1.04        .78          .84          .70        .36
     Less distributions from net investment income  (.34)             (.69)      (.71)        (.74)        (.78)      (.79)

Net asset value, end of period                    $12.42            $12.25     $11.90       $11.83       $11.73     $11.81

Total Return*                                       4.19%             8.92%      6.81%        7.33%        6.21%      2.58%
Ratios/Supplemental Data
Net assets, end of period (000's)               $7,133,824       $7,022,961 $6,905,488  $7,012,601    $6,886,941 $6,804,262
Ratios to average net assets:
     Expenses                                        .58%**            .59%       .58%         .57%         .59%       .52%
     Net investment income                          5.46%**           5.70%      6.00%        6.20%        6.47%      6.27%
Portfolio turnover rate                             6.54%            14.54%     16.43%       25.10%       19.88%     24.59%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**    Annualized.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      TRANSFER AGENCY, CUSTODY AND ADMINISTRATIVE SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds.

      Bank of New York acts as the custodian of the securities and other assets of the funds. The main office of the Bank of New York is 90 Washington Street, New York, New York 10286.

      MANAGEMENT AND ADMINISTRATION FEES. Advisers is the investment manager of the Federal Fund and the Municipal Funds. Advisers has entered into separate management agreements relating to each of the funds which provide for reductions in fee rates as the assets of the funds increase. Under each fund's management agreement, the fund pays Advisers a management fee equal to an annual rate of 0.625% of the value of net assets up to and including $100 million; 0.50% of the value of net assets over $100 million and up to and including $250 million; and 0.45% of the value of net assets in excess of $250 million. The management fee structure for the Federal Fund has additional reductions for larger amounts of net assets, the least of which is 0.36% of the value of net assets in excess of $20 billion. The contractual management fee rates for the past fiscal year of each fund is shown in the Fee Table included in the Summary section of this Joint Prospectus/Proxy Statement. The fee is computed at the close of business on the last business day of each month. Because the Federal Fund has two classes of shares, holders of the Federal Fund - Class A Shares pay a proportionate share of these fees. Advisers has entered into separate agreements with FT Services for each of the funds pursuant to which FT Services provides certain administrative services and facilities. Administrative fees are paid by Advisors, they are not a separate expense of the funds.

      DISTRIBUTION SERVICES. Pursuant to underwriting agreements relating to each of the funds, Franklin/Templeton Distributors, Inc. ("Distributors") acts as a principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of the fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to sell shares to the public.

      RULE 12B-1 PLANS.  Each fund (and class in the case of the Federal
Fund) has a separate distribution plan or "Rule 12b-1" Plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

      Payments by the Federal Fund under its Class A plan may not exceed 0.10% per year of the Class A's average daily net assets, and payments by the Hawaii Fund under its plan similarly may not exceed 0.10% per year of that Fund's average daily net assets. Payments by the Arkansas and Washington Funds may not exceed 0.15% per year of those Fund's average daily net assets, although each fund is currently only reimbursing up to 0.10%. All distribution expenses over these amounts will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

      In the case of Federal Fund, which has two classes of shares, the Rule 12b-1 fees charged to Class A are based only on the fees attributable to that class. For more information, please see "The Fund's Underwriter" in the SAI for Federal Fund.

      PURCHASES AND REDEMPTIONS. Each fund has a maximum sales charge of 4.25% with reduced charges for purchases of $100,000 or more and no front-end charges for purchases of $1,000,000 or more. Each fund requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

      You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of each fund may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of each fund which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Federal Fund shares acquired by Municipal Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Municipal Fund shares were subject to a Contingent Deferred Sales Charge.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of the funds are outlined in the current prospectus of each fund under the heading "About Your Account." The accompanying prospectus of the Federal Fund also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for all funds.

      DIVIDENDS AND DISTRIBUTIONS. The Federal Fund intends to pay a dividend at last monthly representing its net investment income. The Municipal Funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The amount of these dividends will vary depending on changes in the funds' net investment income. No Fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

      Capital gains for the funds, if any, may be distributed annually, usually in December.

      Each fund automatically reinvests distributions in additional shares of that Fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund under the heading "What Distributions Might I Receive From the Funds?"

      Distributions made by the funds to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from regular federal income tax, are preference items when determining your alternate minimum tax. Distributions designated by the funds as long-term capital gains are taxable to you as such.

      Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid by the funds from the interest earned on Municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Each fund notifies its shareholders annually of the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions received from the fund in the prior year.

      For more information about the tax implications of investments in either fund, see the current prospectus of each fund under the heading "How Taxation Affects the Funds and Their Shareholders" or "How Taxation Affects the Fund and Its Shareholders."

                            REASONS FOR THE TRANSACTIONS

      The Board of Trustees of the Trust, on behalf of the Arkansas, Hawaii, and Washington Funds, has recommended the Transactions for purposes of combining those funds with a larger fund. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for the Municipal Funds and their shareholders. The Transactions were also recommended in order to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      Because of the relatively low demand for each of the Municipal Funds, Advisers recommended to the Board of Trustees of the Trust that each of the Municipal Funds' assets be sold to a larger fund that has similar investment goals and policies.

      Each Agreement and Plan was presented to the Trust's Board of Trustees at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Municipal Funds. In deciding whether to recommend approval of each Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratio of the Federal Fund and each Municipal Fund; the comparative investment performance of the Federal Fund and each Municipal Fund; the compatibility of the investment goals, policies, restrictions and investments of each of the Municipal Funds with those of the Federal Fund; the tax consequences of the Transactions; and the significant experience of Advisers.
 During the course of its deliberations, the Board of Trustees also considered that the expenses of each Transaction will be shared one-quarter by the Federal Fund, one-quarter by the affected Municipal Fund and one-half by Advisers.

      The Board of Trustees concluded that each Transaction is in the best interests of the shareholders of the respective Municipal Fund and that no dilution of value would result to the shareholders of any Municipal Fund from the Transactions. It then decided to approve each Agreement and Plan and to recommend that shareholders of the Municipal Funds vote to approve the Transaction. As required by law, the Trustees approving the Agreement and Plan included a majority of the Trustees who are not interested persons of each Municipal Funds.

      The Board of Trustees' conclusion was based on a number of factors, including that the Transactions would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transactions.

      The Board of Directors of the Federal Fund also determined that the Transactions were in the best interests of the Federal Fund and its shareholders and that no dilution would result to those shareholders.

      For the reasons discussed above, the Board of Trustees of the Trust, on behalf of each Municipal Fund, recommends that you vote FOR the Agreement and Plan.

      If the shareholders of a Municipal Fund do not approve the Agreement and Plan, the Board of Trustees will consider other possible courses of action for that Municipal Fund, including dissolution and liquidation.

                         INFORMATION ABOUT THE TRANSACTIONS

      This is only a summary of each Agreement and Plan. You should read the actual form of Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTIONS BE CARRIED OUT?

      If the shareholders of a Municipal Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Municipal Fund, and by the Federal Fund, including the delivery of certain documents. The Trust and the Federal Fund will agree on the closing date. If the shareholders of a Municipal Fund do not approve the Agreement and Plan, the Transaction will not take place for that Fund.

      If the shareholders of a Municipal Fund approve the Agreement and Plan, that Fund will deliver to the Federal Fund substantially all of its assets on the closing date. In exchange, the Trust, on behalf of that Municipal Fund, will receive Federal Fund - Class A Shares that have a value equal to the dollar value of the assets delivered to the Federal Fund. The stock transfer books of the Municipal Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. The Municipal Fund will only accept requests for redemption received in proper form before 1:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of the Federal Fund.

      To the extent permitted by law, the Trust and the Federal Fund may agree to amend the Agreements and Plans without shareholder approval. They may also agree to terminate and abandon any Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of a Municipal Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTIONS?

      The expenses resulting from each separate Municipal Fund's participation of the Transaction will be shared by the following parties in the percentages indicated: 25% by the Federal Fund, 25% by the Municipal Fund, and 50% by Advisers. As described above, Advisers is the investment manager for the funds involved in the Transactions.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTIONS?

      Each Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of each Municipal Fund, and the Federal Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the funds, that shareholders of the Municipal Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Municipal Funds for shares of the Federal Fund and that the Federal Fund will not recognize any gain or loss upon receipt of the Municipal Funds' assets.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE FEDERAL FUND - CLASS A SHARES?

      Federal Fund - Class A Shares will be distributed to shareholders of each Municipal Fund in connection with the Transaction. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each Federal Fund - Class A Share will have no preemptive or conversion rights, and will be transferable upon the books of the Federal Fund. The shares of the Federal Fund will be recorded electronically in each shareholder's account. The Federal Fund will then send a confirmation to each shareholder. As described in its prospectus, the Federal Fund does not issue share certificates unless requested. Former shareholders of the Municipal Funds whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Federal Fund until the certificates have been returned.

      The Federal Fund - Class A Shares have cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of members of the Board of Directors to be elected. Shareholders may cast all of their votes for one candidate or distribute their votes between two or more candidates.

      Like the Municipal Funds, the Federal Fund does not routinely hold annual meetings of shareholders. The Federal Fund may hold special meetings for matters requiring shareholder approval. A meeting of that Fund's shareholders may also be called by the Board of Directors in its discretion or by shareholders who hold at least 10% of the fund's outstanding shares.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTIONS?

      The following table sets forth, as of February 28, 1999, the separate capitalizations of the Federal, Arkansas, Hawaii and Washington Funds, and the estimated capitalization of the Federal Fund as adjusted to give effect to the proposed Transactions. The capitalization of the Federal Fund is likely to be different when the Transactions are consummated.


                      Federal     Arkansas      Hawaii    Washington  Federal Fund After
                       Fund         Fund         Fund        Fund        Transaction
                    (unaudited)  (unaudited)  (unaudited) (unaudited)    (estimated)
                    --------------------------------------------------------------------

Net assets
(millions)...........    $7,382       $43       $47         $12         $7,485

Total shares
outstanding.......... 597,482,020  3,941,311  4,204,647   1,138,468    605,768,547

Net asset value
per share............    $12.36     $11.00     $11.19      $10.56      $12.36


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes key investment policies of the Federal Fund and the Municipal Funds, and certain noteworthy differences between the investment goals and policies of the funds. For a complete description of the Federal Fund's investment policies and risks, you should read the Federal Fund prospectus, which is attached to this Joint Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS OF THE
FUNDS?
      The Municipal Funds and Federal Fund all have the investment goal of providing investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Municipal Funds additionally seek to have that income be free from personal income taxes, if any, for resident shareholders of each fund's state. These investment goals are fundamental. Each fund seeks to achieve its goal by investing all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

      A significant difference between the funds is that each of the Municipal Funds invests at least 80% of its net assets in municipal securities that pay interest free from any of its state's personal income taxes, as well as federal income taxes, and invests at least 65% of its total assets in municipal securities of issuers within its state. The Federal Fund does not actively seek to avoid state income taxes nor limit its investments to the municipal securities of any single state. In addition, the Municipal Funds are all non-diversified funds. The Federal Fund is a diversified fund. And, unlike the Federal Fund, which may have 20% or less of its total assets in securities that pay interest subject to the federal alternative minimum tax, Municipal Funds may each invest up to 100% of their assets in securities subject to the federal alternative minimum income tax.

      HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?

      MUNICIPAL SECURITIES.

      All of the funds generally seek to invest their assets in municipal securities that pay interest free from income taxes. As fundamental policies, they normally invest at least 80% of their net assets in securities that pay interest free from federal income taxes and, in the case of the Federal Fund, federal alternative minimum tax. In addition, in the case of the Municipal Funds, those investments pay interest free from each fund's state personal income taxes as well. Each fund may have up to 20% of its assets in securities that pay taxable interest. The Municipal Funds may have 100% of their assets invested in municipal securities that pay interest subject to the federal alternative minimum income tax, while only a portion of the Federal Fund's assets may be invested in securities subject to that tax. In addition, 65% of each Municipal Fund's total assets are invested in municipal securities of its state, or in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands.
      Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, in order to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. These types of securities are generally free from federal income tax and, if issued by the fund's state or counties, municipalities, authorities, agencies, or other subdivisions, or by U.S. territories, state personal income taxes, if any, for residents of the fund's state.

      QUALITY. All of the funds only invest in investment grade municipal securities, which include those in one of the four highest rating levels as rated by an independent rating agency, or unrated securities that the manager believes are comparable.

      MATURITY. None of the funds have a restriction on the maturity - the time when the issuer must repay the amount borrowed - of the securities they may buy. They also do not have restrictions on their average portfolio maturity.

      VARIABLE AND FLOATING RATE SECURITIES. Each fund may invest in top rated variable and floating rate securities. These are securities that have interest rates that change either at specific intervals or whenever a benchmark rate changes. This helps to protect against a decline in the security's market price, but also lowers a fund's income when interest rates fall. If, however, interest rates increase, a fund's income from its variable rate investments will also increase.

MUNICIPAL LEASE OBLIGATIONS

      Each of the funds may invest in municipal lease obligations without limit if the obligations meet the fund's quality and maturity standards. As of May 31, 1998, however, neither the Arkansas Fund nor the Hawaii Fund held any portion of their assets in municipal lease obligations. As of that same date, the Washington Fund held only 0.01% of its net assets in such obligations. The Federal Fund, as of April 30, 1998, held 6.58% of its net assets in municipal lease obligations.

      Municipal lease obligations finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid. All of the funds believe that the cancellation risk may be reduced, although not eliminated, by their policies on the quality of securities in which it may invest.

TEMPORARY INVESTMENTS

      When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest the funds' portfolio assets in a temporary defensive manner. Under these circumstances, a fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; or (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government. In addition, the Municipal Funds may invest in obligations of U.S. banks with assets of $1 billion or more, and municipal securities issued by a state or local government other than the fund's state or by a U.S. territory such as Guam, Puerto Rico, or the Mariana Islands.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      All of the funds may engage in when-issued and delayed delivery transactions - those where payment and delivery for the security take place at a further date. Since the market price of the security may fluctuate during the time before payment and delivery, the funds assume the risk that the value of the security at delivery may be more or less than the purchase price. When a fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made.

DIVERSIFICATION

      Unlike the Municipal Funds, Federal Fund is a diversified fund under the 1940 Act. As a diversified fund, 75% of Federal Fund's total assets may not be invested in more than 5% of a single issuer's securities or be used to purchase 10% or more of the outstanding securities of a single issuer. The remaining 25% of its total assets may be invested in the securities of a single issuer. Although the Municipal Funds may invest a greater portion of their assets in the securities of a single issuer than a diversified fund, they each intend to meet the diversification requirements of the Internal Revenue Code. Those diversification requirements are similar to the diversification requirements of the 1940 Act except that the limitations apply only to 50% (not 75%) of total assets. As to the remaining 50% of fund assets, a fund may buy as few as two separate securities each representing 25% of the value of the fund. Economic, business, political or other changes can affect all securities of a similar type. Non-diversified funds, such as the Municipal Funds, may be more sensitive to these changes.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Except as described below, the funds have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote of shareholders.

      Although all of the funds are prohibited from buying securities on "margin" or selling securities "short," the Municipal Funds may use such short-term credits as are necessary for the clearance of transactions.

      All of the funds are also generally prohibited from making loans. This prohibition does not prohibit any of the funds from purchasing debt securities that, in the case of all funds, are publicly distributed or, in the case of the Municipal Funds, if such debt securities are customarily purchased by institutional investors. Furthermore, this restriction does not prohibit any of the funds from entering into repurchase agreements to the extent that they are deemed to be loans.

      Each of the funds is prohibited from acting as an underwriter of securities issued by other persons, except insofar as any of the funds may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

      The Funds are also each prohibited from purchasing securities from or selling securities to officers or directors/trustees, including any firm of which any officer or director/trustee is a member, as principal. Federal Fund may, however, deal with those persons or firms as brokers and pay a customary brokerage commission.

      None of the funds may invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. This restriction does not, however, prohibit any of the Municipal Funds from purchasing, holding and disposing of "obligations with puts attached" in accordance with its investment policies. The Federal Fund may write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. It should be noted, however, that there are no option transactions currently available to the Federal Fund because there are presently no options listed for trading on a national securities exchange covering the types of securities that are appropriate for investment by the Federal Fund. In addition, the Federal Fund's ability to write call options would be further limited under California law to 25% of its net assets.

      None of the funds, in general, is permitted to purchase securities of other investment companies. All of the funds may do so, however, in connection with a merger, consolidation or reorganization. Each Municipal Fund may also purchase the securities of an investment company managed by Advisers or its affiliates if granted an exemption under the 1940 Act, which allows the fund to invest in shares of one or more investment companies of the type generally referred to as money market funds. The Federal Fund may only purchase securities of another investment company using uninvested daily cash balances and then only to invest in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
(ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) provided aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (1) 5% of the funds total net assets or (2) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

      Also, the Federal Fund may not purchase the securities of any issuer that would result in the fund owning more than 10% of the voting securities of such issuer.

      Finally, the Arkansas Fund's investment restrictions are designed specifically to provide the flexibility for that Fund to convert into a master-feeder structure if that structure were considered desirable.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on Advisers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in municipal securities of similar quality.

      INTEREST RATE, INCOME, CREDIT, MARKET AND CALL RISK.

        Investments in each fund are subject to interest rate, income, credit, market, and call risks.

      Interest rate risk is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. Interest rates have increased and decreased in the past. These changes are unpredictable.


      Income risk is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

      Credit risk is the possibility that an issuer of a security will be unable to make interest payments and to pay the principal of a security upon maturity. Changes in an issuer's financial strength or in a security's credit rating may affect its value. A change in the credit risk associated with a security may cause a corresponding change in the security's price, and, therefore, the fund's share price.

      Market risk is the risk of price fluctuation of a security caused by changes in general economic and interest rate conditions that affect the market as a whole. A security's maturity length also affects its price.

      Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

      STATE RISKS.

      Since each of the Municipal Funds invest heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to municipal issuers. A negative change in any one of these or other areas could affect the ability of each state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

      Because the Federal Fund does not limit its investments to the municipal securities of any one state, investments in the Federal Fund are not subject to these risks.

      U.S. TERRITORIES RISKS. The Municipal Funds may also invest a portion of their assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where the Municipal Funds invest may affect the funds' investments and their performance.

      More specific information on the economy and financial strength of Arkansas, Hawaii, and Washington, and the U.S. territories in which the Municipal Funds may invest is discussed under the heading, "What Are the Risks of Investing in the funds?" in the current SAI for the Municipal Funds.

      DIVERSIFICATION. A potential difference in the risks associated with investments in each of the funds arises from the fact that the Municipal Funds, unlike the Federal Fund, are non-diversified. To the extent a fund's investments are not diversified, the fund may be more susceptible than a fully diversified fund to adverse economic, political, business, or regulatory developments affecting a single issuer or industry. This, in turn, can affect the fund's share price.

                                 VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE EACH AGREEMENT AND PLAN?

      The affirmative vote of a majority of the holders of all of the outstanding shares of each Municipal Fund is necessary to approve the Agreement and Plan for that Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of a Municipal Fund held at the close of business on April 19, 1999 (the "Record Date"). If sufficient votes to approve the Plan of Reorganization for any Municipal Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to that Fund to permit further solicitations of proxies. The holders of a majority of shares of a Municipal Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting with respect to that Fund.

      Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Agreement and Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

        You can vote in any one of three ways:
o   By mail, with the enclosed proxy card.
o   In person at the Meeting.
o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/645-3559

      A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of each Municipal Fund on the Record Date will be entitled to vote at the meeting. On the Record Date, there were [_______________] outstanding shares of the Arkansas Fund, [_______________]
outstanding shares of the Hawaii Fund and [_______________] outstanding shares of the Washington Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

Each Municipal Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Municipal Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. The Trust may engage a proxy solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders. The Trust, on behalf of the Municipal Funds, has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of $2,500 and $2,000 for the Arkansas Fund and the Washington Fund, respectively, and ranging between $4,425 and $6,415 for the Hawaii Fund. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by the affected Municipal Fund, one-quarter by the Federal Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of the Municipal Funds will not be entitled to any "dissenters' rights" since each of the proposed Transactions involve two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Federal Fund shares or exchange them into shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.


                      INFORMATION ABOUT THE FEDERAL FUND

      Information about the Federal Fund is included in the Federal Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about the Federal Fund is included in the Federal Fund SAI, which has been filed with the SEC and is incorporated by reference herein. You may request a free copy of the Federal Fund SAI and other information by calling 1-800/DIAL BEN(R) or by writing to the Federal Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. The Federal Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates.

                    INFORMATION ABOUT THE MUNICIPAL FUNDS

Information about each Municipal Fund is included in the current Municipal Fund Prospectus. This document has been filed with the SEC and is incorporated by reference herein. You may request free copies of this and other documents relating to the Municipal Funds by calling 1-800/DIAL BEN or by writing to 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. Reports and other information filed by the Municipal Funds can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates.

                            PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Municipal Fund.

      As of the Record Date, no person owned (beneficially or of record) 5% or more of the outstanding shares of the Federal Fund. As of the Record Date, the following shareholders of the Municipal Funds (beneficial or of record) held 5% or more of the outstanding shares of those funds:



GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the investment manager for the Federal Fund and the Municipal Funds

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within 12 months of purchase.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, principal underwriter for the funds

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to the funds

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge for each fund is 4.25%

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources



                     EXHIBITS TO COMBINED PROSPECTUS AND

                               PROXY STATEMENT

EXHIBIT

  A Form of Agreement and Plan of Reorganization between Franklin Municipal Securities Trust (on behalf of the Franklin Arkansas, Hawaii and Washington Municipal Bond Funds) and Franklin Federal Tax-Free Income Fund

  B Prospectus of Franklin Federal Tax-Free Income Fund, dated September 1, 1998, as amended January1, 1999

  C Annual Report to Shareholders of Franklin Federal Tax-Free Income Fund, dated April 30, 1998

                                                                       EXHIBIT A
                                      FRANKLIN MUNICIPAL SECURITIES TRUST - FORM

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), made as of this ____ day of __________, 1999, by and between FRANKLIN FEDERAL TAX-FREE INCOME FUND ("Federal Fund"), a corporation incorporated under the laws of the State of California in 1982, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, and FRANKLIN MUNICIPAL SECURITIES TRUST (the "Trust"), a business trust created under the laws of the State of Delaware in 1992, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, on behalf of its series Franklin ________ Municipal Bond Fund, a series of shares of the Trust ("Municipal Fund").

                            PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Federal Fund of substantially all of the property, assets and goodwill of Municipal Fund in exchange solely for shares of common stock, no par value, of Federal Fund - Class A ("Federal Fund Shares"); (ii) the distribution of Federal Fund Shares to the shareholders of Municipal Fund according to their respective interests; and (iii) the subsequent dissolution of Municipal Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                  AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF MUNICIPAL
      FUND.

      (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Federal Fund herein contained, and in consideration of the delivery by Federal Fund of the number of its Federal Fund Shares hereinafter provided, the Trust, on behalf of Municipal Fund, agrees that it will convey, transfer and deliver to Federal Fund at the Closing all of Municipal Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Municipal Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Municipal Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Municipal Fund's books (hereinafter "Net Assets"). Municipal Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Federal Fund agrees at the Closing to deliver to the Trust the number of Federal Fund Shares, determined by dividing the aggregate Net Assets of Municipal Fund on the Closing Date by the net asset value per share of Federal Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

      (c) Immediately following the Closing, Municipal Fund shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Federal Fund Shares received by Municipal Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Federal Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Federal Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Municipal Fund shall be entitled to surrender the same to the transfer agent for the Federal Fund in exchange for the number of Federal Fund Shares into which the shares of the Municipal Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Federal Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the Municipal Fund shall be deemed for all the Federal Fund's purposes to evidence ownership of the number of Federal Fund's Shares into which the shares of beneficial interest of the Municipal Fund (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Municipal Fund's Net Assets to be acquired by Federal Fund hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Municipal Fund's currently effective prospectus.

      (b) The net asset value of a share of common stock of Federal Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Federal Fund's currently effective prospectus.

      (c) The net asset value of a share of beneficial interest of Municipal Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Municipal Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be [June 24 (for Hawaii Fund)/August 26 (for Arkansas and Washington Funds)], 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Federal Fund at 2:00 p.m. Pacific time on the Closing Date. The Trust shall have provided for delivery as of the Closing of those Net Assets of Municipal Fund to be transferred to Federal Fund's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, the Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Municipal Fund's shares and the number of shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Federal Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of Federal Fund to be delivered to said transfer agent registered in such manner as the Trust may request, or provide evidence satisfactory to the Trust that such Federal Fund Shares have been registered in an account on the books of Federal Fund in such manner as the Trust may request.

4.    REPRESENTATIONS AND WARRANTIES BY THE TRUST.

      The Trust represents and warrants to Federal Fund that:

      (a) The Trust is a business trust created under the laws of the State of Delaware on June 15, 1992, and is validly existing and in good standing under the laws of that state. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company and all of Municipal Fund's shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.01 par value per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights and currently issues shares of five (5) series including Municipal Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

      (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1998, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Federal Fund, fairly present the financial position of Municipal Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Municipal Fund made available to Federal Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Municipal Fund.

      (e) The Trust has the necessary power and authority to conduct Municipal Fund's business as such business is now being conducted.

      (f) The Trust is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by the Trust's execution or performance under this Agreement.

      (g) The Trust has elected to treat the Municipal Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Municipal Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES BY FEDERAL FUND.

      Federal Fund represents and warrants to the Trust, on behalf of Municipal Fund, that:

      (a) Federal Fund is a corporation incorporated under the laws of the State of California on January 7, 1982, and is validly existing and in good standing under the laws of that state. Federal Fund is duly registered under the 1940 Act as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Federal Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, no par value, all of which is allocated to the Franklin Federal Tax-Free Income Fund Series of which three billion (3,000,000,000) shares are further allocated to Class A of that Series, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Federal Fund Shares to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, Federal Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Municipal Fund are presently eligible for offering to the public, and there are a sufficient number of Federal Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

      (d) The financial statements appearing in Federal Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Municipal Fund, fairly present the financial position of Federal Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) Federal Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Federal Fund is not a party to or obligated under any provision of its Articles of Incorporation or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

      (g) Federal Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6.    REPRESENTATIONS AND WARRANTIES BY THE TRUST AND FEDERAL FUND.

      The Trust and Federal Fund each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Federal Fund Shares to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of Municipal Fund and its net assets in the case of Federal Fund, and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (e) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees or Board of Directors, as applicable, and this Agreement constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates that consummation of this Agreement will not cause it, in the case of Federal Fund, and Municipal Fund, in the case of the Trust, to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of its fiscal year.

      (g) It has the necessary power and authority to conduct its business, in the case of Federal Fund, and Municipal Fund's business, in the case of Municipal Fund, as such business is now being conducted.

7.    COVENANTS OF THE TRUST AND FEDERAL FUND.

      (a) The Trust, on behalf of Municipal Fund, and Federal Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) The Trust undertakes that it will not acquire the Federal Fund Shares for the purpose of making distributions thereof to anyone other than Municipal Fund's shareholders.

      (c) The Trust undertakes that, if this Agreement is consummated, it will dissolve Municipal Fund and rescind the establishment of Municipal Fund as a series of the Trust.

      (d) The Trust and Federal Fund each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed by the Trust, on behalf of Municipal Fund, or by Federal Fund on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) At the Closing, the Trust will provide Federal Fund with a copy of the shareholder ledger accounts of Municipal Fund, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Municipal Fund's shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Federal Fund as a result of the transfer of assets that is the subject of this Agreement.

      (f) The Trust agrees to mail to each shareholder of record entitled to vote at the meeting of Municipal Fund's shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (g) Federal Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Federal Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Municipal Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST AND FEDERAL FUND.

      The obligations of the Trust and Federal Fund to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by its Board of Trustees or Board of Directors, as applicable, certified by its Secretary or equivalent officer.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Municipal Fund at an annual or special meeting or any adjournment thereof.

      (e) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (f) That there shall be delivered to the Trust and Federal Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust and Federal Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon certificates of the officers of the Trust and Federal Fund with regard to matters of fact:

            (1) The acquisition by Federal Fund of substantially all the assets of Municipal Fund as provided for herein in exchange for Federal Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Fund and Federal Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Municipal Fund upon the transfer of substantially all of its assets to Federal Fund in exchange solely for voting shares of Federal Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

            (3) No gain or loss will be recognized by Federal Fund upon the receipt of substantially all of the assets of Municipal Fund in exchange solely for voting shares of Federal Fund (Section 1032(a));

            (4) The basis of the assets of Municipal Fund received by Federal Fund will be the same as the basis of such assets to Municipal Fund immediately prior to the exchange (Section 362(b));

            (5) The holding period of the assets of Municipal Fund received by Federal Fund will include the period during which such assets were held by Municipal Fund (Section 1223(2));

            (6) No gain or loss will be recognized to the shareholders of Municipal Fund upon the exchange of their shares in Municipal Fund for voting shares of Federal Fund (Section 354(a));

            (7) The basis of the Federal Fund Shares received by Municipal Fund's shareholders shall be the same as the basis of the shares of Municipal Fund exchanged therefor (Section 358(a)(1));

            (8) The holding period of Federal Fund Shares received by Municipal Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Municipal Fund's shares surrendered in exchange therefor, provided that Municipal Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

            (9) Federal Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Municipal Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (g) That Federal Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) The Trust was created as a business trust under the laws of the State of Delaware on June 15, 1992, and is validly existing and in good standing under the laws of that state;

            (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of Municipal Fund, $0.01 par value per share. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act and the Agreement and Declaration and By-laws of the Trust, and that all other outstanding shares of Municipal Fund were sold, issued and paid for in accordance with the terms of Municipal Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

            (3) The Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Municipal Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or Municipal Fund;

            (5) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust; and

            (6) Neither the execution, delivery, nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Municipal Fund is otherwise bound; this Agreement is the legal, valid and binding obligation of the Trust and Municipal Fund and is enforceable against the Trust and/or Municipal Fund in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Municipal Fund.

      (h) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Federal Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Federal Fund was incorporated under the laws of the State of California on January 7, 1982, and is validly existing and in good standing under the laws of that state;

            (2) Federal Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, no par value, all of which is allocated to the Franklin Federal Tax-Free Income Fund Series of which three billion (3,000,000,000) shares are further allocated to Class A of that Series, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Assuming that the initial capital shares of Federal Fund were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of Federal Fund, and that all other outstanding shares of Federal Fund were sold, issued and paid for in accordance with the terms of Federal Fund's prospectus in effect at the time of such sales, each such outstanding share of Federal Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) Federal Fund is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Federal Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Federal Fund, the unfavorable outcome of which would materially and adversely affect Federal Fund;

            (5) Federal Fund Shares to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Federal Fund;

            (6) All corporate actions required to be taken by Federal Fund to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of Federal Fund;

            (7) Neither the execution, delivery, nor performance of this Agreement by Federal Fund violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument known to such counsel to which Federal Fund is a party or by which Federal Fund is otherwise bound; this Agreement is the legal, valid and binding obligation of Federal Fund and is enforceable against Federal Fund in accordance with its terms; and

            (8) The registration statement of which the prospectus, dated September 1, 1998, as amended January 1, 1999, of Federal Fund is a part (the "Prospectus") is, at the time of the signing of this Agreement, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to such counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Federal Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Federal Fund.

      (i) That the Trust shall have received a certificate from the President and Secretary of Federal Fund to the effect that the statements contained in Federal Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (j) That Federal Fund's Registration Statement with respect to the Federal Fund Shares to be delivered to the Municipal Fund's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That the Federal Fund Shares to be delivered hereunder shall be eligible for sale by Federal Fund with each state commission or agency with which such eligibility is required in order to permit the Federal Fund Shares lawfully to be delivered to each Municipal Fund shareholder.

      (l) That, at the Closing, the Trust, on behalf of Municipal Fund, transfers to Federal Fund aggregate Net Assets of Municipal Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Municipal Fund on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

      (a) The Trust and Federal Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement shall be borne one-quarter by Municipal Fund, one-quarter by Federal Fund, and one-half by Franklin Advisers, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Municipal Fund) prior to the Closing or the Closing may be postponed as follows:

            (1)   by mutual consent of the Trust and Federal Fund;

            (2) by Federal Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

            (3) by the Trust, if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

      An election by the Trust, on behalf of Municipal Fund, or Federal Fund to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of the Trust or Board of Directors of Federal Fund.

      (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 1999, the Agreement shall automatically terminate on that date, unless a later date is agreed to by both Federal Fund and the Trust.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust nor Federal Fund, nor their directors or trustees, officers, agents or shareholders shall have any liability in respect of this Agreement.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees or Board of Directors, as applicable, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor Federal Fund, nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the Trust or Federal Fund against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust or of the Board of Directors of the Federal Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Municipal Fund, unless such terms and conditions shall result in a change in the method of computing the number of Federal Fund Shares to be issued to Municipal Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Municipal Fund prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless Municipal Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Federal Tax-Free Income Fund at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention: Secretary, or Franklin Municipal Securities Trust, at P.O. Box 7777, 777 Mariners Island Boulevard, San Mateo CA 94403-7777, Attention: Secretary, as the case may be.


14.   GOVERNING LAW.

      This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, Franklin Federal Tax-Free Income Fund and Franklin Municipal Securities Trust, on behalf of Franklin ______________ Municipal Bond Fund, have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                    FRANKLIN FEDERAL TAX-FREE
                                    INCOME FUND
Attest:

_____________________________     By: _________________________________
Assistant Secretary                    Deborah R. Gatzek
                                       Vice President and Secretary

                                    FRANKLIN MUNICIPAL SECURITIES TRUST, ON
                                    BEHALF OF FRANKLIN _______________
                                    MUNICIPAL BOND FUND
Attest:


_____________________________     By: _________________________________
Assistant Secretary                    Deborah R. Gatzek
                                       Vice President and Secretary



                                                                     EXHIBIT B

                                PROSPECTUS OF
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
             DATED SEPTEMBER 1, 1998, AS AMENDED JANUARY 1, 1999


PROSPECTUS

FRANKLIN
FEDERAL TAX-FREE
INCOME FUND

INVESTMENT STRATEGY

TAX-FREE INCOME

SEPTEMBER 1, 1998  AS AMENDED JANUARY 1, 1999

Class A, B & C

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated September 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary  ...........................................    2
Financial Highlights .......................................    3
How Does the Fund Invest Its Assets?........................    5
What Are the Risks of Investing in the Fund? ...............    8
Who Manages the Fund? ......................................   10
How Taxation Affects the Fund and Its Shareholders .........   13
How Is the Fund Organized? .................................   16

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .......................................   16
May I Exchange Shares for Shares of Another Fund? ..........   24
How Do I Sell Shares? ......................................   27
What Distributions Might I Receive From the Fund? ..........   29
Transaction Procedures and Special Requirements ............   31
Services to Help You Manage Your Account ...................   35
What If I Have Questions About My Account? .................   37

GLOSSARY
Useful Terms and Definitions ...............................   38


FRANKLIN
FEDERAL
TAX-FREE
INCOME FUND


September 1, 1998
as amended January 1, 1999


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777


1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of the fund for the fiscal year ended April 30, 1998. The fund's actual expenses may vary.


                                            CLASS  A 1  CLASS B 2  CLASS C 1

A. SHAREHOLDER TRANSACTION EXPENSES3

   Maximum Sales Charge
   (as a percentage of Offering Price)         4.25%      4.00%    1.99%

    Paid at time of purchase4                  4.25%      None     1.00%

    Paid at redemption5                         None      4.00%    0.99%

   Exchange Fee (per transaction)6              None      None     None

B. ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Management Fees                             0.45%      0.45%    0.45%

   Rule 12b-1 Fees7                            0.07%      0.65%    0.65%

   Other Expenses                              0.07%      0.07%    0.07%
                                               -------------------------

   Total Fund Operating Expenses               0.59%      1.17%    1.17%
                                               =========================

C. EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                              1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------
CLASS A                        $483 8      $606        $740        $1,132

CLASS B

 Assuming you sold your
 shares  at the end of
 the period                    $519        $672        $844        $1,259 9

 Assuming you stayed
 in the fund                   $119        $372        $644        $1,259 9

CLASS C                        $316 10     $468        $737        $1,506


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended April 30, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. There is a $5 fee for exchanges by Market Timers.
7. These fees may not exceed 0.10% for Class A and 0.65% for Class B and C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
8. Assumes a Contingent Deferred Sales Charge will not apply.
9. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
10. For the same Class C investment, you would pay projected expenses of $218 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                       CLASS A

                                                    YEAR ENDED APRIL 30,

                                                    --------------------
                                1998   1997     1996     1995     1994      1993    1992     1991     1990      1989
                               ---------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the year)

Net asset value,
 beginning of year             $11.90  $11.83   $11.73   $11.81   $12.24    $11.68   $11.40   $11.08   $11.33   $10.97
                               ----------------------------------------------------------------------------------------
Income from investment
 operations:

  Net investment income           .69     .71      .74      .75      .77       .80      .82      .83     .84       .85

  Net realized and unrealized
  gains (losses)                  .35     .07      .10     (.05)    (.41)      .58      .30      .34    (.24)      .42
                                --------------------------------------------------------------------------------------

Total from investment
 operations                      1.04     .78      .84      .70      .36      1.38     1.12     1.17     .60      1.27

Less distributions from net
 investment income               (.69)   (.71)    (.74)    (.78)    (.79)     (.82)    (.84)    (.85)   (.85)     (.91)
                                ---------------------------------------------------------------------------------------

Net asset value,
 end of year                   $12.25   $11.90   $11.83   $11.73   $11.81   $12.24   $11.68   $11.40  $11.08    $11.33
                               ========================================================================================

Total return*                   8.92%    6.81%    7.33%    6.21%    2.58%   11.89%    9.90%   10.67%   5.10%    11.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of
 year (millions)                $7,023  $6,905   $7,013   $6,887   $6,804  $6,415    $5,184   $4,353   $3,865   $3,649

Ratios to average net assets:

 Expenses                         .59%    .58%     .57%     .59%     .52%     .51%     .51%    .50%     .50%      .51%

 Net investment income           5.70%   6.00%    6.20%    6.47%    6.27%    6.68%    7.70%   7.34%    7.39%     7.59%

Portfolio turnover rate         14.54%  16.43%   25.10%   19.88%   24.59%   13.30%   14.94%  28.79%   17.83%    16.43%


                                                  CLASS C


                                              YEAR ENDED APRIL 30,
                                               1998  1997  1996

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year           $11.90  $11.82  $11.73**
                                             ========================
Income from investment operations:
  Net investment income                         .63     .66     .68

  Net realized and unrealized gains             .33     .06     .09
                                             ------------------------


Total from investment operations                .96     .72     .77


Less distributions from net investment income  (.62)   (.64)   (.68)
                                             ------------------------

Net asset value, end of year                 $12.24  $11.90  $11.82
                                             ========================

Total return*                                  8.22%   6.28%   6.68%

Ratios/supplemental data
Net assets, end of year (000's)            $135,195 $71,944  $34,110

Ratios to average net assets:
  Expenses                                     1.17%   1.16%   1.15%

  Net investment income                        5.12%   5.42%   5.68%

Portfolio turnover rate                       14.54%  16.43%  25.10%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE, AND IS NOT ANNUALIZED. PRIOR TO MAY 1, 1994, DIVIDENDS FROM NET INVESTMENT INCOME WERE REINVESTED AT THE OFFERING PRICE.
**THE FUND PAID A DIVIDEND TO SHAREHOLDERS OF RECORD ON THE BEGINNING OF BUSINESS, MAY 1, 1995, IN THE AMOUNT OF $0.062 PER SHARE. THE NET ASSET VALUE PER SHARE AT THE BEGINNING OF THE PERIOD INCLUDES THIS DIVIDEND.

HOW DOES THE FUND INVEST ITS ASSETS?

A QUICK LOOK AT THE FUND

GOAL: High current income free from federal income taxes.

STRATEGY: Invests in investment grade municipal securities whose interest is free from federal income taxes.

WHAT IS THE MANAGER'S APPROACH?


The manager tries to select securities that it believes will provide the best balance between risk and return within the fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer, when selecting securities for the fund.

To provide tax-free income to shareholders, the manager typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains. The manager may sell a security at any time, however, when the manager believes doing so could help the fund meet its goal.


While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. The fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income taxes.

The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUND IN MORE DETAIL

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities help the fund meet its investment goal because they generally pay interest free from federal income tax.

- The fund normally invests at least 80% of its total assets in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental).

While the fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that the fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that the fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

The fund only buys investment grade securities or unrated securities that the manager believes are comparable.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

- The fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers the fund's income when interest rates fall. Of course, the fund's income from its variable rate investments may also increase if interest rates rise.

- The fund may invest in investment grade variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

- The fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the manager believes unusual or adverse economic, market or other conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under these circumstances, the fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; or (ii) securities issued or guaranteed by the full faith and credit of the U.S. government.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. A fund can be either diversified or non-diversified. A non-diversified fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

- The fund is a diversified fund. The fund may, however, invest up to 25% of its assets in the securities of one issuer or in the securities of issuers located in the same state. The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Like all investments, an investment in the fund involves risks. The risks of the fund are basically the same as those of other investments in municipal securities of similar quality. Because the fund holds many securities, however, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that the fund will meet its investment goal. The fund's share price, and the value of your investment, may change. Generally, when the value of the fund's investments go down, so does the fund's share price. Similarly, when the value of the fund's investments go up, so does the fund's share price. Since the value of the fund's shares can go up or down, it is possible to lose money by investing in the fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that the fund's income will decrease due to falling interest rates. Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. At any time, the fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.


YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $208 billion in assets, including more than $50 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is Sheila Amoroso since 1987, Ben Barber since 1993 and Thomas Kenny since 1987:

Sheila Amoroso
Vice President of Franklin Advisers, Inc.

Ms. Amoroso has been an analyst or portfolio manager for the fund since 1987. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Ben Barber
Portfolio Manager of Franklin Advisers, Inc.

Mr. Barber has been an analyst or portfolio manager for the fund since 1993. He holds a Bachelor of Arts degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991. He is a member of several securities industry-related committees and associations.

Thomas Kenny
Executive Vice President of Franklin Advisers, Inc.

Mr. Kenny has been an analyst or portfolio manager for the fund since 1987. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended April 30, 1998, management fees totaling 0.45% of the average monthly net assets of the fund were paid to the manager. Total expenses, including fees paid to the manager, were 0.59% for Class A and 1.17% for Class C.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended April 30, 1998, administration fees totaling 0.08% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

THE RULE 12B-1 PLANS

Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class B plan, the fund pays Distributors up to 0.50% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

Under the Class C plan, the fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


                                            -------------------------------------------
TAXATION OF THE FUND'S INVESTMENTS. The
fund invests your money in the municipal    HOW DOES THE FUND EARN
and other securities described in the       INCOME AND GAINS?
section "How Does the Fund Invest Its
Assets?" Special tax rules may apply when   The fund earns interest and other income
determining the income and gains that the   (the fund's "income") on its investments.
fund earns on its investments. These rules  When the fund sells a security for a
may, in turn, affect the amount of          price that is higher than it paid, it has
distributions that the fund pays to you.    a gain. When the fund sells a security
These special tax rules are discussed in    for a price that is lower than it paid,
the SAI.                                    it has a loss. If the fund has held the
                                            security for more than one year, the gain
TAXATION OF THE FUND.  As a regulated       or loss will be a long-term capital gain
investment company, the fund generally      or loss. If the fund has held the
pays no federal income tax on the income    security for one year or less, the gain
and gains that it distributes to you.       or loss will be a short-term capital gain
                                            or loss. The fund's gains and losses are
TAXATION OF SHAREHOLDERS                    netted together, and, if the fund has a
                                            net gain (the fund's "gains"), that gain
DISTRIBUTIONS. Distributions made to you    will generally be distributed to you
from interest income on municipal           -----------------------------------------
securities will be exempt from the regular  WHAT IS A DISTRIBUTION?
federal income tax. Distributions made to
you from other income on temporary          As a shareholder, you will receive your
investments, short-term capital gains, or   share of the fund's income and gains on
ordinary income from the sale of market     its investments. The fund's interest
discount bonds will be taxable to you as    income on municipal securities is paid to
ordinary dividends, whether you receive     you as exempt-interest dividends. The
them in cash or in additional shares.       fund's ordinary income and short-term
Distributions made to you from interest on  capital gains are paid to you as ordinary
certain private activity bonds, while       dividends. The fund's long-term capital
still exempt from the regular federal       gains are paid to you as capital gain
income tax, are a preference item when      distributions. If the fund pays you an
determining your alternative minimum tax.   amount in excess of its income and gains,
                                            this excess will generally be treated as
                                            a non-taxable distribution. These
                                            amounts, taken together, are what we call
                                            the fund's distributions to you.

                                            -------------------------------------------
The fund will send you a statement in January of the current year that reflects the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the fund's distributions will qualify for the corporate dividends-received deduction.

                                            -------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem
your shares or if you exchange your shares  WHAT IS A REDEMPTION?
in the fund for shares in another Franklin
Templeton Fund, you will generally have a   A redemption is a sale by you to the fund
gain or loss that the IRS requires you to   of some or all of your shares in the
report on your income tax return. If you    fund. The price per share you receive
exchange fund shares held for 90 days or    when you redeem fund shares may be more
less and pay no sales charge, or a reduced  or less than the price at which you sales charge, for the new shares, all or a  purchased those shares. An exchange of
portion of the sales charge you paid on     shares in the fund for shares of another
the purchase of the shares you exchanged    Franklin Templeton Fund is treated as a
is not included in their cost for purposes  redemption of fund shares and then a of computing gain or loss on the exchange.  purchase of shares of the other fund.
If you hold your shares for six months or   When you redeem or exchange your shares,
less, any loss you have will be disallowed  you will generally have a gain or loss,
to the extent of any exempt-interest        depending upon whether the amount you
dividends paid on your shares. Any such     receive for your shares is more or less
loss not disallowed will be treated as a    than your cost or other basis in the
long-term capital loss to the extent of     shares.
anylong-term capital gain distributions     -------------------------------------------
paid on your shares. All or a portion of any
loss on the redemption or exchange of your
shares will be disallowed by the IR
if you buy other shares in the fund within
30 days before or after your redemption
or exchange.


STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on the municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes.
Dividends paid from interest earned on qualifying U.S. territorial obligations
(including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam)
will also generally be exempt from state personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment in that state. Corporate taxpayers subject to state taxes are subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. The fund will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFits. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the
U.S. and non-U.S. tax consequences of your investment in the fund.

BACKUP WITHHOLDING. When you open an        ------------------------------------------
account, IRS regulations require that you   WHAT IS A BACKUP WITHHOLDING?
provide your taxpayer identification        Backup withholding occurs when the fund
number ("TIN"), certify that it is          is required to withhold and pay over to
correct, and certify that you are not       the IRS 31% of your distributions and
subject to backup withholding under IRS     redemption proceeds. You can avoid backup
rules. If you fail to provide a correct     withholding by providing the fund with
TIN or the proper tax certifications, the   your TIN, and by completing the tax
IRS requires the fund to withhold 31% of    certifications on your shareholder
all the distributions (including ordinary   application that you were asked to sign
dividends and capital gain distributions),  when you opened your account. However, if
and redemption proceeds paid to you. The    the IRS instructs the fund to begin
fund is also required to begin backup       backup withholding, it is required to do
withholding on your account if the IRS      so even if you provided the fund with
instructs the fund to do so. The fund       your TIN and these tax certifications,
reserves the right not to open your         and backup withholding will remain in
account, or, alternatively, to redeem your  place until the fund is instructed by the
shares at the current Net Asset Value,      IRS that it is no longer required.
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the  -------------------------------------------
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.



THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.

HOW IS THE FUND ORGANIZED?

The fund is an open-end management investment company, commonly called a mutual fund. It was organized as a California corporation in 1982, and is registered with the SEC. The fund offers three classes of shares: Franklin Federal Tax-Free Income Fund - Class A, Franklin Federal Tax-Free Income Fund
- Class B and Franklin Federal Tax-Free Income Fund - Class C. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

   o To open a regular account                 $1,000

   o To open a custodial account
     for a minor (an UGMA/UTMA account)        $  100

   o To open an account with an
     automatic investment plan                 $   50

   o To add to an account                      $   50

   We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:

                        Return the application to the fund with your check made payable to the fund.

                        For additional investments:

                           Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------

BY WIRE                 1. Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.


                        2. For an initial investment you must also return
                            your signed account application to the fund.


                        IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

   CLASS A*                   Class B*                    Class C*
--------------------------------------------------------------------------------

 o Front-end sales          o  No front-end sales      o  Front-end sales
   charge of 4.25% or          charge                     charge of 1%
   less

o  Contingent Deferred      o  Contingent Deferred     o  Contingent Deferred
   Sales Charge of 1% on       Sales Charge of 4% or      Sales Charge of 1% on
   purchases of $1             less on shares you         shares you sell
   million or more sold        sell within six years      within 18 months
   within one year

o  Lower annual expenses    o  Higher annual           o  Higher annual
   than Class B or C due       expenses than Class A      expenses than Class A
   to lower Rule 12b-1         (same as Class C) due      (same as Class B) due
   fees                        to higher Rule 12b-1       to higher Rule 12b-1
                               fees. Automatic            fees. No conversion
                               conversion to Class A      to Class A shares, so
                               shares after eight         annual expenses do
                               years, reducing future     not decrease
                               annual expenses.

o No maximum purchase       o  Maximum purchase         o Maximum purchase
  amount                       amount of $249,999.        amount of $999,999.
                               We invest any investment   We invest any
                               of $250,000 or more in     investment of $1
                               Class A shares, since      million or more in
                               a reduced front-end        Class A shares, since
                               sales charge is            there is no front-end
                               available and Class        sales charge and
                               A's annual expenses        Class A's annual
                               are lower.                 expenses are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999.


PURCHASE PRICE OF FUND SHARES


For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.


                            TOTAL SALES CHARGE     AMOUNT PAID TO
                             AS A PERCENTAGE OF     DEALER AS A
AMOUNT OF PURCHASE          OFFERING  NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE           PRICE      INVESTED    OFFERING PRICE
------------------------------------------------------------------
CLASS A

Under $100,000                4.25%     4.44%          4.00%

$100,000 but less than
 $250,000                     3.50%     3.63%          3.25%


$250,000 but less than
 $500,000                     2.50%     2.56%          2.25%

$500,000 but less than
 $1,000,000                   2.00%     2.04%          1.85%


$1,000,000 or more*           None      None           None


CLASS B*                      None      None           None

CLASS C


Under $1,000,000*             1.00%     1.01%          1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. IF YOU DON'T INCLUDE THIS STATEMENT, WE CANNOT GUARANTEE THAT YOU WILL RECEIVE THE SALES CHARGE REDUCTION OR WAIVER.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class A Only. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

2. If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

    Proceeds immediately placed in a Franklin Bank CD also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

    This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

3.  Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.  Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

2.  Class B purchases - up to 3% of the amount invested.

3.  Class C purchases - up to 1% of the purchase price.

4. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 3 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.


METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                           shares  you want to exchange

------------------------------------------------------------------------------

BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        - If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class A shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions. If you would
                           like your redemption proceeds wired to a bank account, your instructions should include:

                           o The name, address and telephone number of the bank where you want the proceeds sent

                           o   Your bank account number

                           o   The Federal Reserve ABA routing number

                           o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                         2. Include any outstanding share certificates for
                            the shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may
                            need to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by phone within the last 15 days

                        - If you do not want the ability to redeem by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                              THIS % IS DEDUCTED
IF YOU SELL YOUR CLASS B      FROM YOUR PROCEEDS AS A
SHARES WITHIN THIS MANY       CONTINGENT DEFERRED
YEARS AFTER BUYING THEM       SALES CHARGE
------------------------------------------
1 Year                        4
2 Years                       4
3 Years                       3
4 Years                       3
5 Years                       2
6 Years                       1
7 Years                       0

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o   Account fees

o Redemptions by the fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o   Redemptions through a systematic withdrawal plan set up before February
    1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of this distribution will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution. If you invest in the fund shortly before the fund deducts a capital gain distribution from its Net Asset Value, you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.


DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                           identify the general partners, or

                        2. A certification for a partnership agreement
------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify
                           the trustees, or

                        2. A certification for trust
------------------------------------------------------------------------------
STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code number is 116 for Class A, 316 for Class B and 216 for Class C.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------

Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS A , CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A" , "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOd - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORity - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products
Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                                   EXHIBIT C

ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN FEDERAL TAX-FREE INCOME FUND DATED APRIL 30, 1998.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

Annual Report

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson (right),
Chairman of Franklin Federal
Tax-Free Income Fund and
Thomas J. Kenny (left),
Director of Franklin Municipal
Bond Department.

CONTENTS

Shareholder Letter......................................     1

Special Feature:

Q&A with Municipal

Bond Department.........................................     3
Manager's Discussion....................................     8
Performance Summaries
 Class I................................................    11
 Class II...............................................    13
Financial Highlights &
Statement of Investments................................    15
Financial Statements....................................    40
Notes to
Financial Statements....................................    43
Independent
Auditors' Report........................................    45

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report for the period ended April 30, 1998.

During the year under review, the U.S. economy continued on its path of moderate growth, modest inflation and relatively stable-to-lower interest rates. Economic growth was solid, as measured by the 1998 first quarter, annualized Gross Domestic Product (GDP) gain of 4.8%. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for March 1998 was a surprisingly low 2.25%, considering the U.S. economy is in its seventh consecutive year of expansion.

After peaking in the second quarter of 1997, interest rates declined due to benign inflation and the presumption that the Asian monetary crises would slow the U.S. economy. The Asian crises also contributed to a flight to quality into U.S. Treasury bonds and U.S. dollar denominated assets. The 30-year Treasury yield ended the reporting period at 5.95%, down from 6.95% on April 30, 1997.1 The yield on the Bond Buyer 40 Index, a representative municipal bond index, declined from 5.89% on April 30, 1997, to 5.39% on April 30, 1998.2 The overall interest rate decline resulted in a strong year for fixed-income securities in 1997, contributing to an increase in the fund's NAV and share price.

The favorable interest rate environment provided attractive opportunities for issuers to refinance existing debt or issue new debt. Municipal supply in the first quarter of 1998 was 70% higher than in the same period of 1997. Looking forward, the recent economic environment should be beneficial for municipalities and municipal bonds. Credit rating upgrades substantially outpaced downgrades from national credit rating agencies during the reporting period.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


Thomas J. Kenny
Director
Franklin Municipal Bond Department



Q
&
A

SPECIAL FEATURE:
Q&A WITH FRANKLIN'S
MUNICIPAL BOND DEPARTMENT


Thomas J. Kenny, Director of Franklin Templeton's Municipal Bond Department, and portfolio managers Sheila Amoroso and Bernie Schroer discuss the issues that shaped the recent municipal bond market.

Q: HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET'S RECENT PERFORMANCE?

TOM KENNY: Long-term interest rates trended lower in 1997, and remained in a fairly narrow trading range during the early months of 1998. This lower interest rate environment led to a substantial increase in the supply of municipal bonds coming to market, both for new projects and refinancing purposes. Demand has not kept pace with supply, which, in our opinion, has created some excellent buying opportunities.


Q: RECENTLY, THERE HAS BEEN A LOT OF DISCUSSION ABOUT THE ASIAN MARKET VOLATILITY. DO YOU THINK THE PROBLEMS THERE WILL HAVE ANY IMPACT ON THE U.S. BOND MARKET THIS YEAR?

BERNIE SCHROER: The decline in Asia's currency and equity markets may help the U.S. bond market. In 1997, we experienced a strong U.S. economy, which normally would have pressured the Federal Reserve (the Fed) to raise interest rates, causing bond prices to fall. Instead, the Fed left interest rates alone, probably in part due to the Asian turmoil and the dampening effect it could have on U.S. economic growth this year.

Q: HAVE THE RECENT TAX LAW CHANGES HAD ANY IMPACT ON THE MUNICIPAL BOND MARKET?

SHEILA AMOROSO: Changes in the tax law did not alter the tax advantages of municipal bonds. Municipals still distribute income free from regular federal, and in many cases, state income taxes.*

Q: WHAT ROLE CAN MUNICIPAL BONDS PLAY IN A DIVERSIFIED PORTFOLIO?

SHEILA: After three years of healthy returns due to historic stock market gains, individuals have seen an increase in the percentage of equities in their portfolios. As a result, many investors are beginning to re-examine asset allocation. Municipal bonds generally enjoy low volatility while providing tax-free income, which can offset some of the risks associated with investing in a portfolio composed mainly of stocks. The chart on page 6 shows how adding municipal bonds in different proportions to a stock portfolio has historically lowered volatility in providing solid after-tax returns. In short, prudent investors may be able to reduce their risk, and maintain their potential for competitive return, by including municipal bonds in their portfolios.


*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

"Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market."

BERNIE: Municipal bonds remain a strong investment for investors looking for tax-free income. Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market.

Q: LOOKING AHEAD, WHAT DO YOU THINK MIGHT AFFECT THE MUNICIPAL BOND MARKET AND THE FRANKLIN TAX-FREE INCOME FUNDS?

TOM: Municipal bonds generally share the same trends as U.S. government securities, such as Treasury bonds. These securities are sensitive to a variety of factors that affect interest rates in general, including the Federal Reserve's monetary policy. During most of 1997, the Fed was biased toward raising interest rates in order to stave off inflationary pressures as the economy continued its solid growth. However, toward the end of the year and into 1998, the Fed appears to have adopted a more neutral stance for a couple of reasons. First, although the economy is experiencing moderate growth, inflation remains subdued. Also, the potential still exists for the Asian crisis to slow the U.S. economy.

Regardless of changing market conditions, our focus will remain on providing shareholders with high current income free from regular federal, and depending on the fund, state income taxes.* Franklin has become the nation's largest tax-free fund manager**, in part by adhering to a consistent, disciplined investment philosophy, which historically has proved successful in both strong and weak bond markets. Of course, past performance is no guarantee of future results.

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Strategic Insight, 11/97.


MANAGER'S DISCUSSION

YOUR FUND'S OBJECTIVE: FRANKLIN FEDERAL TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A NATIONALLY DIVERSIFIED PORTFOLIO CONSISTING OF MUNICIPAL SECURITIES.1

When investing in the municipal market, we strive to purchase securities offering long-term value. Prospects for value in the market are dynamic and can change daily. In our vigilant search throughout the fund's fiscal year, we found value in two key areas: insured securities and New York securities.


INSURED SECURITIES

Insured municipal bonds are insured against default by insurance companies. An insurance company pledges to make all interest and principal payments when due, if the issuer of the bond defaults on its obligations. Insured bonds usually trade based on the insurer's credit rating rather than the rating of the underlying issuer, since the insurance company is ultimately at risk for the repayment of principal and interest. Some of the major municipal bond insurance firms include MBIA and AMBAC Indemnity Corporation. Because of their lower risk and the cost of insurance protection, insured bonds will pay slightly lower yields. However, insured municipal bonds are generally considered among the safest investments, as reflected in their high credit quality rating.

As individual state economies enjoyed healthy growth, state and local governments witnessed an increase in their revenues. Voter resistance toward higher taxes helped restrain government spending, causing government fiscal positions and credit ratings to strengthen. As credit qualities rose, municipal bond insurance became relatively cheap for state and local governments.
Furthermore, increased competition among the municipal insurance companies contributed to lower insurance costs for issuers. Municipal bond insurance tends to provide the greatest marketability for issuers, because it attracts the widest variety of investors. Approximately 60% of the long-term new issues during the past year have come with insurance, continuing the trend we have experienced during the past few years.2 The fund's exposure to insured securities reflected this trend, increasing from 17.5% of long-term assets on April 30, 1997, to 22.5% at the end of the reporting period.3

The availability of insurance for new issues, as well as secondary securities, contributed to a narrowing of quality spreads in the municipal market. The sustained, low interest-rate environment created greater demand for higher yielding, lower-quality securities. As the supply of these lower-quality securities declined, the demand drove the prices of these securities higher. As a result, insured securities offered attractive yields relative to other sectors of the municipal market.

As illustrated by the chart, 51.2% of the fund's long-term investments were invested in high-grade bonds at the close of the period. High-grade bonds rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's, two national credit rating agencies, generally are considered to carry little credit risk.4 Increasing our emphasis on high-quality bonds can help protect the fund against the risk of issuers defaulting on their interest payments or principal repayments.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternate minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.

2. Source: The Bond Buyer.
3. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments. 4. This does not indicate Standard & Poor's or Moody's rating of the fund.

Past performance is not predictive of future results.

NEW YORK SECURITIES

We also found value in New York securities, and at the end of the fund's reporting period our exposure was 17.2% of total market value, up from 14.61% on April 30, 1997. New York is generally one of the largest issuers of municipal bonds, and has been the largest so far in 1998. Due to the large supply of securities, the sector was priced attractively in the market.

Both New York City and New York state enjoyed improved financial positions. In August 1997, Standard and Poor's upgraded the state's credit rating from A- to
A. New York City was recently upgraded by Moody's to a3, and is currently rated A- by Fitch IBCA, and BBB+ by S&P(R).5 These positive factors contributed to New York securities being one of the best performing sectors in the market throughout the year under review.

The chart to the left shows that the fund was invested across a broad range of sectors on April 30, 1998. Also, your fund held investments in all 50 states and Puerto Rico. The fund had its largest holdings in securities issued in New York, Illinois and Texas, as illustrated below.

Going forward, we believe municipal bond supply should moderate during the last half of the year, and demand will remain solid. Most importantly, given the fund's current taxable-equivalent distribution rate, municipals should provide an attractive investment for fixed-income investors.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


PERFORMANCE SUMMARY

CLASS I

Franklin Federal Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 35 cents, from $11.90 on April 30, 1997, to $12.25 on April 30, 1998. During the 12-month reporting period, shareholders received income distributions totaling 68.8 cents ($0.6880) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of April's monthly per-share dividend of 5.6 cents ($0.056) and the maximum offering price of $12.79 on April 30, 1998, your fund's distribution rate was 5.25%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.69% from a taxable investment of similar quality to match the fund's tax-free distribution rate.

The chart on page 12 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists of approximately 930 municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Federal Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's Class I shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS I
Periods ended 4/30/98

                                                                        SINCE
                                                                      INCEPTION
                                        1-YEAR     5-YEAR   10-YEAR  (10/17/83)
--------------------------------------------------------------------------------
Cumulative Total Return1                8.92%      36.39%   121.20%     256.80%
Average Annual Total Return2            4.28%       5.49%     7.79%       8.80%
Distribution Rate3                           5.25%
Taxable Equivalent Distribution Rate4        8.69 %
30-Day Standardized Yield5                   4.39%
Taxable Equivalent Yield4                    7.27%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of April's 5.6 cent per share monthly dividend and the maximum offering price of $12.79 on April 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

CLASS II

Franklin Federal Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 34 cents, from $11.90 on April 30, 1997, to $12.24 on April 30, 1998. During the 12-month reporting period, shareholders received income distributions totaling 61.92 cents ($0.6192) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of April's monthly per-share dividend of 5.00 cents ($0.0500), plus an annual dividend adjustment of 0.12 cents ($0.0012), and the maximum offering price of $12.36 on April 30, 1998, your fund's distribution rate was 4.86%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.05% from a taxable investment of similar quality to match the fund's tax-free distribution rate.

The chart on page 14 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists of approximately 930 municipal bonds. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, nor do they pay commissions to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Federal Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's Class II shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Periods ended 4/30/98

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR    (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return1                                 8.22%      22.68%
Average Annual Total Return2                             6.15%       6.69%
Distribution Rate3                            4.86%
Taxable Equivalent Distribution Rate4         8.05%
30-Day Standardized Yield5                    3.95%
Taxable Equivalent Yield4                     6.54%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of April's 5.12 cent per share monthly dividend and the maximum offering price of $12.36 on April 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

1. Source: Standard & Poor's(R) Micropal (Federal Reserve H15 Report).
2. Source: Standard & Poor's Micropal (Bond Buyer 40). Index is composed of 40 actively traded municipal bonds and does not represent the performance of any Franklin Templeton fund. Investors cannot invest directly in this unmanaged index.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights

                                                                                       Year Ended April 30,
CLASS I                                                                     1998     1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................................          $11.90   $11.83    $11.73    $11.81   $12.24
                                                                             --------------------------------------------
Income from investment operations:
 Net investment income.............................................             .69      .71       .74       .75      .77
 Net realized and unrealized gains (losses)........................             .35      .07       .10      (.05)    (.41)
                                                                             ---------------------------------------------
Total from investment operations...................................            1.04      .78       .84       .70      .36
Less distributions from net investment income......................            (.69)    (.71)     (.74)     (.78)    (.79)
                                                                             ---------------------------------------------
Net asset value, end of year.......................................          $12.25   $11.90    $11.83    $11.73   $11.81
                                                                             =============================================

Total return*......................................................            8.92%    6.81%     7.33%     6.21%    2.58%

Ratios/supplemental data
Net assets, end of year (000's)....................................       $7,022,961 $6,905,488 $7,012,601 $6,886,941 $6,804,262
Ratios to average net assets:
 Expenses..........................................................             .59%     .58%      .57%      .59%     .52%
 Net investment income.............................................            5.70%    6.00%     6.20%     6.47%    6.27%
Portfolio turnover rate............................................           14.54%   16.43%    25.10%    19.88%   24.59%


CLASS II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                           $11.90   $11.82    $11.73**
                                                                   -------------------------------------
Income from investment operations:
 Net investment income                                                          .63      .66       .68
 Net realized and unrealized gains                                              .33      .06       .09
                                                                   -------------------------------------
Total from investment operations                                                .96      .72       .77
Less distributions from net investment income                                  (.62)    (.64)     (.68)
                                                                   -------------------------------------
Net asset value, end of year                                                 $12.24   $11.90    $11.82
                                                                   =====================================

Total return*                                                                  8.22%    6.28%     6.68%

Ratios/supplemental data
Net assets, end of year (000's)                                         $135,195  $71,944   $34,110
Ratios to average net assets:
 Expenses                                                                      1.17%    1.16%     1.15%
 Net investment income                                                         5.12%    5.42%     5.68%
Portfolio turnover rate                                                       14.54%   16.43%    25.10%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.062 per share. The net asset value per share at the beginning of period includes this dividend.

                                            See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Statement of Investments, April 30, 1998
                                                                                                PRINCIPAL
                                                                                                  AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.4%
 BONDS 95.3%
 ALABAMA 1.5%
 Alabama HFA, SFMR, Collateralized Home Mortgage, Series D-2, 5.75%, 10/01/23 .............. $ 5,400,000    $ 5,522,094
 Alabama Water Pollution Control Authority, Revolving Fund, Series B,
 Pre-Refunded, 7.75%, 8/15/12 ..............................................................   6,180,000      6,715,126
 Birmingham GO, Street Improvement, Warrants, Pre-Refunded, 8.00%, 7/01/13 .................   5,000,000      5,131,450
 Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc., Series
 1982, 8.00%, 12/01/12 .....................................................................   1,000,000      1,088,670
 Courtland IDB, PCR, Refunding, Champion International Corp. Project, 6.15%, 6/01/19........   5,000,000      5,321,250
 Courtland IDBR, Refunding, Champion International Corp., Series A, 7.20%, 12/01/13.........  12,000,000     13,308,840
 Fairfield IDB, Environmental Improvement Revenue, Refunding, USX
 Corp. Projects, 5.45%, 9/01/14 ............................................................   1,445,000      1,443,324
 Jefferson County Sewer Revenue, Warrants, FGIC Insured,
 Refunding, Series A, 5.625%, 2/01/22 ......................................................   4,000,000      4,144,840
 Refunding, Series A, 5.375%, 2/01/27 ......................................................  19,000,000     19,096,900
 Series D, 5.75%, 2/01/22 ..................................................................  15,995,000     16,730,130
 Series D, 5.75%, 2/01/27 ..................................................................  19,715,000     20,621,101
 Montgomery Medical Clinic Board, Health Care Facilities Revenue,
 Refunding, Jackson Hospital
 and Clinic, AMBAC Insured, 6.00%, 3/01/26 .................................................   5,385,000      5,699,861
                                                                                                            -----------
                                                                                                            104,823,586
                                                                                                            -----------
 Alaska 2.0%
 Alaska Industrial Development and Export Authority, Revolving Fund,
 Series A, 7.95%, 4/01/10 ..................................................................   1,775,000      1,902,907
 Alaska State HFC,
 Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 .................................   3,560,000      3,781,290
 Refunding, Mortgage, Series A, MBIA Insured, 6.00%, 12/01/15 ..............................   4,565,000      4,804,389
 Refunding, Mortgage, Series A, MBIA Insured, 6.10%, 12/01/37 ..............................  34,000,000     35,759,500
Refunding, Series A, MBIA Insured, 5.875%, 12/01/24.........................................  17,875,000     18,583,565
Refunding, Series A, MBIA Insured, 5.875%, 12/01/30.........................................  11,600,000     11,989,528
 Series A, Pre-Refunded, 6.60%, 12/01/23 ...................................................   8,000,000      8,788,160
Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25....................................  20,530,000     22,056,611
 Anchorage Parking Authority Revenue, Refunding, 5th Avenue Garage Lease Project,
 6.50%, 12/01/02 ...........................................................................   3,360,000      3,584,750
 6.75%, 12/01/08 ...........................................................................   3,500,000      3,751,195
 Valdez Marine Terminal Revenue, Refunding, BP Pipelines, Inc. Project,
 Series A, 5.85%, 8/01/25 ..................................................................  25,000,000     25,634,000
 Series C, 5.65%, 12/01/28 .................................................................     500,000        507,040
                                                                                                                -------
                                                                                                            141,142,935
                                                                                                              ---------
 Arizona .1%
 Tempe IDA, Residential Care Facilities Revenue, Volunteers of
 America Care Facilities, 9.00%, 6/01/18 ...................................................   5,540,000      5,660,440
                                                                                                              ---------
 Arkansas 1.1%
 Arkansas State Development Financing Authority, Driver's License Revenue, State Police Headquarters,
 Wireless Data, FGIC Insured,  5.40%, 6/01/18 ..............................................   4,000,000      4,094,840
 Desha County Residential Housing Facilities Board, SFMR, Refunding, 7.50%, 4/01/11 ........   2,130,000      2,267,832
 Independence County Public Health and Education Facilities Board,
 Capital Revenue, Refunding & Improvement,
  White River Control Project, Pre-Refunded, 8.00%, 6/01/09 ................................   3,115,000      3,309,158
 Jefferson County PCR, Refunding, Arkansas Power and Light Co. Project, 6.30%, 6/01/18 .....   1,465,000      1,571,755
 Pope County PCR, Refunding, Power and Light Co. Project, 6.30%,
 12/01/16...................................................................................   2,600,000      2,760,056
 11/01/20...................................................................................  60,000,000     62,634,600
 University of Central Arkansas, AMBAC Insured,
 Academic Facilities Revenue, Series B, 5.875%, 4/01/16 ....................................     250,000        265,505
 Academic Facilities Revenue, Series B, 6.00%, 4/01/21 .....................................   1,000,000      1,074,890
 Athletic Facilities Revenue, Series C, 6.00%, 4/01/21 .....................................   1,000,000      1,074,890
 Athletic Facilities Revenue, Series C, 6.125%, 4/01/26 ....................................     825,000        882,783
 Refunding, Housing System Revenue, Series A, 6.00%, 4/01/21 ...............................   1,000,000      1,074,890
                                                                                                              ---------
                                                                                                             81,011,199
                                                                                                              ---------

 Bonds (cont.)
 California 6.2%
 Alhambra COP, Clubhouse Facility Project, 11.25%
 1/01/08 ...................................................................................   $ 410,000      $ 420,197
 1/01/09 ...................................................................................     455,000        466,279
 1/01/10 ...................................................................................     500,000        512,350
 Burbank RDA, Refunding, Tax Allocation, Series A, 6.25%, 12/01/24 .........................   5,325,000      5,640,293
 California Health Facilities, Financing Authority Revenue, Refunding, St. Francis Medical Center,
 Series H, AMBAC Insured,  6.30%, 10/01/15 .................................................   2,800,000      3,068,968
 California State Educational Facilities Authority Revenue, 6.00%,
 National University, Connie Lee Insured, 5/01/09 ..........................................   3,580,000      3,872,701
 Pooled College and University Projects, Series B, 12/01/20 ................................   6,025,000      6,310,465
 California State GO,
 6.00%, 5/01/18 ............................................................................     535,000        564,473
 5.90%, 4/01/23 ............................................................................   1,200,000      1,250,256
 FGIC Insured, 6.00%, 5/01/20 ..............................................................     850,000        905,412
 FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 ................................................  11,000,000     12,117,930
 FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 ................................................  11,650,000     12,801,486
 Pre-Refunded, 6.00%, 5/01/18 ..............................................................   6,465,000      7,086,028
 Pre-Refunded, 5.90%, 4/01/23 ..............................................................  10,550,000     11,411,302
 Series 1994, 5.90%, 5/01/08 ...............................................................   3,070,000      3,325,271
 California State GO, Veterans Bonds,
 Series BC, 6.00%, 2/01/10 .................................................................   1,000,000      1,021,500
 Series BD, BE, and BF, 6.55%, 2/01/25 .....................................................  18,745,000     19,155,516
 California State Public Works Board, Lease Revenue, Various University of California Projects,
 Series A, Pre-Refunded, 6.375%, 10/01/14 ..................................................   4,000,000      4,485,200
 10/01/19 ..................................................................................   2,000,000      2,242,600
 California Statewide Communities Development Authority Revenue, COP, Sutter Health Obligation Group,
 MBIA Insured,  6.00%, 8/15/25 .............................................................  14,750,000     15,708,898
 Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ....................................   8,250,000      8,727,840
 Coalinga Public Finance Authority Revenue, Series B, 6.25%, 9/15/07 .......................   1,020,000      1,039,574
 Commerce, Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ......   1,000,000      1,189,120
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
 Series A, 6.50%, 1/01/32...................................................................  59,240,000     63,841,171
 Forty-Niner Shops, Inc., Auxiliary Organization, California State Long
Beach Project, 6.875%, 4/01/07..............................................................   1,090,000      1,164,752
 4/01/12 ...................................................................................   1,565,000      1,653,031
 Los Angeles County MTA, Sales Tax Revenue, Refunding, Proposition C-2, Series A,
 Senior Subordinated Lien, AMBAC Insured,  5.00%, 7/01/23 ..................................  10,000,000      9,571,700
 Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 .....   3,180,000      3,432,269
 Los Angeles Department of Water and Power, Electric Plant Revenue,
 Refunding, 6.40%, 11/01/31 ................................................................  14,925,000     15,852,290
 Refunding, MBIA Insured, 6.00%, 2/01/28 ...................................................   3,000,000      3,149,700
 Second Issue, MBIA Insured, 6.40%, 11/01/31 ...............................................  10,500,000     11,243,190
 Los Angeles GO, Series A, FGIC Insured, 6.20%, 9/01/14 ....................................   8,100,000      8,709,039
 Los Angeles Regional Airport Improvements Corp., Lease Revenue, Refunding,
 Facilities Sub-Lease, International Airport, 6.35%, 11/01/25 ..............................  18,500,000     20,096,365
 United Airlines, Inc. Project, 6.875%, 11/15/12 ...........................................   8,400,000      9,226,308
 Pomona Public Financing Authority Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ........   4,000,000      4,221,200
 Sacramento County Airport Systems Revenue, Sub-Series D, MBIA Insured, 6.00%, 7/01/16 .....   6,480,000      6,958,548
 San Bernardino County COP, Medical Center Financing Project, Series A, 5.875%, 8/01/26 ....  33,315,000     34,920,117
 San Francisco City and County RDA Revenue, George Moscone Convention Center, Lease
 Revenue, 6.75%, 7/01/24 ...................................................................   7,080,000      7,909,351
 San Francisco City and County RDA Revenue, Tax Allocation Redevelopment
 Project, 6.50%, 8/01/22 ...................................................................  12,680,000     13,752,474
 San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 ......  10,380,000     10,912,390
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
 5.00%, 1/01/33 ............................................................................   5,000,000      4,542,900
 Pre-Refunded, 7.00%, 1/01/30 ..............................................................  16,785,000     18,914,681
 Pre-Refunded, 6.75%, 1/01/32 ..............................................................  10,000,000     11,164,500

 Bonds (cont.)
 California (cont.)
 University of California Revenues,
 Hospital Facilities, U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/24 ............. $25,000,000   $ 26,134,750
 Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ...............................  26,780,000     29,908,172
 Windsor RDA Revenue, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ......................   2,405,000      2,603,797
                                                                                                              ---------
                                                                                                            443,206,354
                                                                                                              ---------
 Colorado 4.1%
 Colorado HFA, GO, Series A, 7.50%, 5/01/29 ................................................   1,595,000      1,680,460
 Colorado Post-Secondary Educational Facilities Authority Revenue, Refunding & Improvement,
 University of Denver Project,  MBIA Insured, 5.375%, 3/01/18 ..............................   6,000,000      6,084,060
 Denver City and County Airport Revenue,
 Series A, 8.875%, 11/15/12 ................................................................  12,130,000     13,981,523
 Series A, 7.50%, 11/15/23 .................................................................  13,590,000     15,519,916
 Series A, 8.50%, 11/15/23 .................................................................  72,960,000     80,846,246
 Series A, 8.00%, 11/15/25 .................................................................  21,785,000     23,898,924
 Series A, Pre-Refunded, 7.50%, 11/15/12 ...................................................  11,200,000     12,794,992
 Series A, Pre-Refunded, 8.875%, 11/15/12 ..................................................   4,515,000      5,245,888
 Series A, Pre-Refunded, 7.50%, 11/15/23 ...................................................   2,930,000      3,447,936
 Series A, Pre-Refunded, 8.50%, 11/15/23 ...................................................   6,985,000      7,805,877
 Series A, Pre-Refunded, 7.25%, 11/15/25 ...................................................  24,525,000     27,822,632
 Series A, Pre-Refunded, 8.00%, 11/15/25 ...................................................   2,540,000      2,813,997
 Series B, 7.25%, 11/15/23 .................................................................   2,120,000      2,347,730
 Series B, Pre-Refunded, 7.25%, 11/15/23 ...................................................     530,000        597,761
 Series D, 7.75%, 11/15/21 .................................................................   8,950,000      9,970,300
 Series D, 7.00%, 11/15/25 .................................................................   7,835,000      8,380,238
 Series D, Pre-Refunded, 7.75%, 11/15/21 ...................................................   2,510,000      2,824,980
 Series D, Pre-Refunded, 7.00%, 11/15/25 ...................................................   2,175,000      2,357,874
 Denver City and County Special Facilities, Airport Revenue, United Airlines, Inc. Project, Series A,
 6.875%, 10/01/32 ..........................................................................  47,980,000     51,969,057
 Littleton MFR, Rental Housing, Riverpointe Project I, Series 1985, 8.00%, 12/01/22 ........  16,105,000     16,525,179
                                                                                                             ----------
                                                                                                            296,915,570
                                                                                                             ----------
 Delaware
 Delaware State EDA Revenue, Refunding, Water Development, Wilmington,
 Series B, 6.45%, 12/01/07..................................................................   1,160,000      1,327,504
 Delaware State Housing Authority, Refunding, MFMR, Series D, 6.75%, 7/01/06 ...............   2,000,000      2,199,560
                                                                                                              ---------
                                                                                                              3,527,064
                                                                                                              ---------
 District of Columbia .6%

 District of Columbia GO, Series E, MBIA Insured, 6.00%, 6/01/13 ...........................   4,000,000      4,256,040
 District of Columbia HFA, MFHR, FHA Insured,
 Mayfair Mansions Apartments, 8.85%, 2/01/31 ...............................................   6,110,000      6,310,897
 Refunding, Series A, 7.10%, 9/01/12 .......................................................   1,830,000      1,947,578
 Refunding, Series A, 7.15%, 3/01/24 .......................................................   6,575,000      6,968,448
 District of Columbia HFA, SFMR, Refunding, Series B, 5.85%, 12/01/18 ......................   2,830,000      2,904,089
 District of Columbia Hospital Revenue, Washington Hospital Center Corp., Series A,
 Pre-Refunded, 9.00%, 1/01/08 ..............................................................   3,955,000      4,471,009
 District of Columbia Redevelopment Land Agency, Sports Arena, Special Tax
 Revenue, 5.625%, 11/01/10 .................................................................   1,240,000      1,259,456
 District of Columbia Revenue,
 Association of American Medical Colleges, Pre-Refunded, 7.50%, 2/15/20 ....................   5,685,000      6,098,015
 Catholic University of America, 6.45%, 10/01/23 ...........................................   5,265,000      5,726,530
                                                                                                              ---------
                                                                                                             39,942,062
                                                                                                              ---------
 Florida 2.7%
 Bay County Resource Recovery Revenue, Refunding, MBIA Insured, 6.50%, 7/01/07,
 Series A...................................................................................   2,100,000      2,308,299
 Series B...................................................................................  11,020,000     12,113,074
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., L.P.,
 North Project, Series 1984, 7.95%, 12/01/08................................................  40,950,000     44,214,534
 Callaway/Bay County Waste Water Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 ...   1,000,000      1,089,160
 Dunes Community Development District Revenue, Water and Sewer Project,
 Pre-Refunded, 8.25%, 10/01/18 .............................................................   3,800,000      3,942,728
 Florida State Board Of Education, Capital Outlay, Public Education, Refunding,
 Series 1992, 6.40%, 6/01/19 ...............................................................  22,475,000     24,121,519

 Bonds (cont.)
 Florida (cont.)
 Florida State Department of General Services, Division of Facilities Management Revenue, Florida
 Facilities Pool, Pre-Refunded,  8.125%, 9/01/17 ........................................... $ 2,000,000    $ 2,067,360
 Florida State Department of Transportation, Right of Way Acquisition
 and Bridge, 5.375%, 7/01/26................................................................  10,000,000     10,017,100
 Florida State Department of Transportation, Turnpike Revenue, Series A,
 Pre-Refunded, 7.75%, 7/01/09...............................................................   7,125,000      7,571,880
 Lakeland Retirement Community, First Mortgage Revenue, Carpenters Home
 Estate Project, 9.50%, 9/01/06.............................................................   3,600,000      3,642,228
 Manatee County IDR, Manatee Hospital and Health Systems, Inc.,
 Pre-Refunded, 9.25%, 3/01/21...............................................................   6,500,000      7,451,730
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/16 ..............   5,000,000      5,600,450
 Santa Rosa County Health Facilities Authority Revenue, Refunding,
 Gulf Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 .................................   2,500,000      2,598,900
 St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
 10/01/00 ..................................................................................     840,000        882,134
 10/01/01 ..................................................................................     890,000        947,636
 10/01/02 ..................................................................................     940,000      1,013,282
 10/01/03 ..................................................................................   1,005,000      1,094,154
 10/01/04 ..................................................................................   1,065,000      1,171,564
 10/01/05 ..................................................................................   1,130,000      1,250,537
 10/01/06 ..................................................................................   1,200,000      1,337,844
 10/01/07 ..................................................................................   1,275,000      1,424,213
 10/01/08 ..................................................................................   1,355,000      1,502,709
 10/01/12 ..................................................................................   6,300,000      6,928,425
 Sunrise Utility Systems Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................   2,000,000      1,975,380
 Tampa Capital Improvement Program Revenue, Series A, 10/01/18,
 Custodial Receipts, 5.805%.................................................................  37,250,000     37,490,263
 8.25%......................................................................................  11,010,000     11,177,352
                                                                                                             ----------
                                                                                                            194,934,455
                                                                                                             ----------
 Georgia 2.3%
 Burke County Development Authority, PCR, Georgia Power Co., Plant Vogle Project, MBIA Insured,
 Series 1984-1, 6.60%, 7/01/24 ............................................................. 105,000,000    109,490,850
 Series 1984-7, 6.625%, 10/01/24 ...........................................................   8,025,000      8,409,558
 Fulton County Development Authority, Special Facilities Revenue, Refunding,
 Delta Air Lines, Inc. Project,
 6.85%, 11/01/07 ...........................................................................   3,400,000      3,676,012
 6.95%, 11/01/12 ...........................................................................   5,500,000      5,972,835
 Gainsville and Hall County Hospital Authority Revenue Anticipation Certificates, Refunding,
 Northeast Georgia Healthcare Project, MBIA Insured, 6.00%, 10/01/25 .......................   7,975,000      8,456,531
 Georgia Municipal Electric Authority Power Revenue,
 Series B, 6.375%, 1/01/16 .................................................................  14,000,000     14,897,680
 Series EE, 6.40%, 1/01/23 .................................................................   6,325,000      6,904,054
 Georgia State HFA Revenue, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ...   3,865,000      4,127,279
 Monroe County Development Authority, PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19    4,300,000      4,468,431
                                                                                                             ----------
                                                                                                            166,403,230
                                                                                                             ----------
 Hawaii 1.1%
 Hawaii State Airports System Revenue,
 FGIC Insured, 7.00%, 7/01/20 ..............................................................   1,000,000      1,087,300
 Second Series, 7.00%, 7/01/07 .............................................................  12,000,000     12,992,160
 Second Series, 6.90%, 7/01/12 .............................................................     500,000        577,285
 Second Series, 7.00%, 7/01/18 .............................................................   2,830,000      3,046,665
 Hawaii State Department of Budget and Finance, Special Purposes Mortgage Revenue,
 Hawaii Electric Light Co. Project, 7.20%, 12/01/14 ........................................     200,000        212,190
 Hawaii Electric Light Co. Project, Series A, 7.35%, 1/01/20 ...............................   1,000,000      1,060,000
 Hawaii Electric Light Co. Project, Series A, MBIA Insured, 5.65%, 10/01/27 ................  20,000,000     20,412,200
 Kaiser Hospital, 6.25%, 3/01/21 ...........................................................     900,000        945,576
 Refunding, Kapiolani Health Care System, 6.00%, 7/01/19 ...................................   2,600,000      2,735,434
 Wahiawa General Hospital Project, 7.50%, 7/01/12 ..........................................   1,000,000      1,112,140
 Hawaii State Department of Budget and Finance, Special Purposes Revenue,
 6.00%, 7/01/11 ............................................................................   1,000,000      1,073,030
 6.20%, 7/01/16 ............................................................................   2,000,000      2,146,280
 6.25%, 7/01/21 ............................................................................   6,250,000      6,726,375
 Bonds (cont.)
 Hawaii (cont.)
 Hawaii State Department of Budget and Finance, Special Purposes Revenue, (cont.)
 Refunding, The Queens Health System, Series A, 5.75%, 7/01/26 ............................. $ 5,800,000    $ 5,961,182
 Hawaii State SFMR,
 HFC, Series A, 7.00%, 7/01/11 .............................................................     230,000        246,631
 HFC, Series A, 7.10%, 7/01/24 .............................................................   3,350,000      3,595,187
 HFC, Series B, 6.90%, 7/01/16 .............................................................     360,000        387,126
 HFC, Series B, 7.00%, 7/01/31 .............................................................  11,880,000     12,792,503
 Housing and Development Corp., Purchase Revenue, Series A, 5.75%, 7/01/30 .................   2,500,000      2,545,125
                                                                                                              ---------
                                                                                                             79,654,389
                                                                                                              ---------
 Idaho .1%
 Idaho Housing Agency, Refunding, Series D-1, 6.45%, 7/01/19 ...............................   2,195,000      2,354,116
 Idaho Housing Agency, SFMR, Senior Bond, Series B-1, FGIC Insured,
 7.85%, 7/01/09 ............................................................................     925,000        960,252
 7.90%, 1/01/21 ............................................................................   1,410,000      1,457,150
 Power County PCR, Refunding, FMC Corp. Project, 5.625%, 10/01/14 ..........................   2,200,000      2,243,494
                                                                                                              ---------
                                                                                                              7,015,012
                                                                                                              ---------
 Illinois 6.2%
 Bryant PCR, Refunding, Central Illinois Light Co. Project, 6.50%,
 Series A, 2/01/18 .........................................................................   7,200,000      7,721,424
 Series C, 1/01/10 .........................................................................   5,000,000      5,400,450
 Chicago Board of Education, Chicago School Reform, MBIA Insured, 6.00%,
 12/01/16...................................................................................   9,700,000     10,389,767
 12/01/26...................................................................................   7,600,000      8,070,288
 Chicago Board of Education, Chicago School Reform, Series A,
 AMBAC Insured, 5.25%, 12/01/30.............................................................   8,830,000      8,574,813
 Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ................................................  20,400,000     24,344,340
 Chicago Gas Supply Revenue, Refunding, The Peoples Gas Light, Series A, 6.10%, 6/01/25 ....  12,000,000     12,710,280
 Chicago-O'Hare International Airport Revenue, Special Facilities,
 American Airlines, Inc. Project, 8.20%, 12/01/24 ..........................................  11,720,000     14,040,677
 United Airlines, Inc. Project, 8.45%, 5/01/07 .............................................   4,300,000      4,664,855
 United Airlines, Inc. Project, 8.50%, 5/01/18 .............................................  12,305,000     13,358,185
 United Airlines, Inc. Project, Series A, 8.40%, 5/01/18 ...................................     450,000        477,887
 United Airlines, Inc. Project, Series C, 8.20%, 5/01/18 ...................................  27,600,000     29,271,456
 Chicago SFMR, Collateralized, Series A, 7.25%, 9/01/28 ....................................   4,000,000      4,545,760
 Cook County, Orland Park School District No. 135, Refunding, FGIC Insured, 5.90%, 12/01/14   10,000,000     10,503,400
 Cook County, Refunding, 11/15/22,
 Capital Improvement, FGIC Insured, 5.875%, ................................................  10,000,000     10,677,600
 Series A, MBIA Insured, 5.625%, ...........................................................  20,000,000     20,589,600
 Cook County School District No. 140, Tinley Park, Refunding, Series A, AMBAC
 Insured, 6.00%, 12/01/15 ..................................................................   8,750,000      9,446,413
 Illinois Development Finance Authority, PCR, Commonwealth Edison Co. Project,
 Series 1991, 7.25%, 6/01/11 ...............................................................   7,500,000      8,103,525
 Refunding, Central Illinois Public Services Co., Series A, 6.375%, 1/01/28 ................  15,200,000     15,996,632
 Refunding, Illinois Power Co. Project, Series A, 7.375%, 7/01/21 ..........................  26,550,000     30,484,445
 Illinois HDA, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17...............................   4,245,000      4,655,237
 Illinois HDA, MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 .................  20,000,000     21,859,200
 Refunding, Series A, 7.10%, 7/01/26 .......................................................  12,915,000     13,793,607
 Series 1, 6.625%, 9/01/12 .................................................................  12,000,000     12,801,120
 Series 1, 6.75%, 9/01/21 ..................................................................   7,550,000      8,027,387
 Series C, 7.35%, 7/01/11 ..................................................................   2,265,000      2,384,705
 Illinois HDA, RMR, Series B, 7.25%, 8/01/17 ...............................................   7,065,000      7,495,117
 Illinois Health Facilities Authority Revenue,
 Refunding, Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 .........................   2,000,000      2,209,220
 Refunding, Loyola University Health System, Series A, MBIA Insured, 5.625%, 7/01/18 .......   9,195,000      9,435,725
 Refunding, Northwestern Medical Facility Foundation, MBIA Insured, 5.125%, 11/15/28 .......   7,500,000      7,139,175
 Refunding, Servantcor, Series A, Pre-Refunded, 7.875%, 8/15/19 ............................   1,000,000      1,067,370
 Refunding, Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ............................   3,000,000      3,202,110

 Bonds (cont.)
 Illinois (cont.)
 Illinois Health Facilities Authority Revenue, (cont.)
 Refunding, Westlake Community Hospital, 7.875%, 1/01/13 ................................... $ 6,200,000    $ 6,448,124
 South Suburban Hospital, ETM, 7.00%, 2/15/18 ..............................................   4,200,000      5,030,256
 South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 .....................................   2,800,000      3,092,908
 Victory Health Services, Series A, 5.75%, 8/15/27 .........................................   8,015,000      8,132,179
 Illinois State COP, FSA Insured, 6.875%, 7/01/07 ..........................................   2,600,000      2,866,318
 Illinois State Dedicated Tax Revenue, Civic Center, Series A,
 AMBAC Insured, 6.00%, 12/15/15.............................................................   2,950,000      3,013,927
 Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue, McCormick Place
 Expansion Project, Series A, 6.50%,
 6/15/22....................................................................................       5,000          5,447
 6/15/27....................................................................................     555,000        604,140
 FGIC Insured, 6/15/07 .....................................................................       5,000          5,500
 Metropolitan Pier and Exposition Authority, Hospitality Facilities Revenue, McCormick Place
 Convention Center,
 5.75%, 7/01/06 ............................................................................   1,645,000      1,704,269
 6.25%, 7/01/17 ............................................................................   9,500,000     10,147,045
 7.00%, 7/01/26 ............................................................................  12,000,000     14,443,080
 Onterie Center HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%, 7/01/27 ...   4,350,000      4,654,674
 Regional Transportation Authority, Series A, AMBAC Insured, 6.125%, 6/01/22 ...............   3,970,000      4,145,871
 Southwestern Illinois Development Authority,
 Anderson Hospital Project, Series A, 7.00%, 8/15/22 .......................................   6,200,000      6,709,516
 IDR, Spectrulite Consortium, Inc. Project, 6.20%, 2/01/05 .................................   1,825,000      1,959,594
 IDR, Spectrulite Consortium, Inc. Project, 6.625%, 2/01/10 ................................   3,050,000      3,285,033
 Private Activity Revenue, Glenmark Recovery, 8.50%, 8/01/10 ...............................   2,815,000      3,087,042
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.375%, 8/01/08 ...........................   4,985,000      5,498,555
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.50%, 8/01/20 ............................   5,390,000      5,958,214
 Upper River Valley Development Authority, Environmental Facilities Revenue, General Electric Co.
 Project, 5.45%, 2/01/23 ...................................................................   3,600,000      3,561,084
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ...   7,130,000      7,389,817
                                                                                                            -----------
                                                                                                            445,184,363
                                                                                                            -----------
 Indiana 1.1%
 Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue,
 MBIA Insured, 5.25%, 1/01/18...............................................................   1,090,000      1,087,264
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co.,
 Project A, 8.00%, 12/01/24 ................................................................  17,000,000     19,790,380
 Hammond PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc.,
 Series 1982, 8.00%, 11/01/12 ..............................................................   2,355,000      2,557,153
 Indiana Bond Bank, Special Program, Series A, 8.375%, 2/01/18 .............................     585,000        601,737
 Indiana Health Facility Financing Authority, Hospital Revenue, Hancock Memorial
 Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 ...............................   3,500,000      3,869,495
 Indiana State Educational Facilities Authority Revenue,
 Manchester College Project, 6.85%, 10/01/18................................................   3,240,000      3,419,626
 Indiana State Housing Financing Authority, SFMR, Refunding, Series A,
 6.75%, 1/01/10 ............................................................................   2,940,000      3,147,593
 6.80%, 1/01/17 ............................................................................  12,835,000     13,739,996
 Indianapolis Local Public Improvement, Series D,
 6.75%, 2/01/20 ............................................................................  13,075,000     14,080,075
 Refunding, 6.50%, 2/01/22 .................................................................   4,625,000      4,632,261
 Jasper County EDR, Georgia Pacific Corp. Project, 5.625%, 12/01/27 ........................   2,500,000      2,487,375
 Muncies Edit Building Corp., First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .....   2,000,000      2,179,940
 Sullivan PCR, Refunding, Indiana-Michigan Power Co. Project, Series C, 5.95%, 5/01/09......   6,000,000      6,271,500
                                                                                                             77,864,395
 Iowa .2%
 Iowa Financing Authority, SFMR, Series F, 5.70%, 1/01/27 ..................................  10,780,000     11,011,123
                                                                                                             ----------
 Kansas
 Kansas State Development Financial Authority Revenue, Sisters of Charity Leavenworth,
 MBIA Insured, 5.125%, 12/01/18 ............................................................   2,000,000      1,971,160
                                                                                                              ---------
 Kentucky 2.1%
 Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 8/01/09 .........................   3,900,000      4,204,395
 Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 ..  10,000,000     10,892,300
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 .......   4,870,000      5,131,422

 Bonds (cont.)
 Kentucky (cont.)
 Kenton County Airport Board Revenue, Special Facilities, Delta Air Lines, Inc.,
 7.80%, 12/01/15 ........................................................................... $20,000,000   $ 21,318,600
 Project A, 7.50%, 2/01/20 .................................................................  10,000,000     11,033,300
 Project A, 7.125%, 2/01/21 ................................................................   9,330,000     10,176,044
 Project B, 7.25%, 2/01/22 .................................................................   3,350,000      3,679,975
 Kentucky Economic Development Financing Authority, Hospital Systems Revenue,
 Refunding & Improvement,  Appalachian Regional Facility,
 5.80%, 10/01/12 ...........................................................................   1,000,000      1,025,890
 5.85%, 10/01/17 ...........................................................................   5,615,000      5,764,921
 Kentucky Housing Corp. Revenue,
 Series A, 6.70%, 7/01/17 ..................................................................     780,000        829,117
 Series B, 6.625%, 7/01/14 .................................................................   4,910,000      5,194,387
 Kentucky State Development Financing Authority, Hospital Revenue,
 Claire Medical Center Project, Pre-Refunded, 7.125%, 9/01/21 ..............................     700,000        771,561
 Kentucky State Property and Buildings Commission Revenue, Project No. 48,
 Pre-Refunded, 8.00%, 8/01/08 ..............................................................   4,500,000      4,633,065
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
 6.10%, 3/01/08 ............................................................................  20,375,000     21,752,758
 6.20%, 3/01/18 ............................................................................  11,765,000     12,626,433
 Pendleton County, Multi-County Lease Revenue, Kentucky Association of Counties
 Leasing Trust, Series A, 6.50%, 3/01/19 ...................................................  27,160,000     29,580,771
                                                                                                             ----------
                                                                                                            148,614,939
                                                                                                             ----------
 Louisiana 2.1%
 Bastrop PCR, Refunding, International Paper Co. Project, 6.90%, 3/01/07 ...................   2,000,000      2,176,060
 Calcasieu Parish IDB, PCR, Refunding, Gulf States Utilities Co. Project, 6.75%, 10/01/12 ..  14,285,000     15,244,523
 Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
 Memorial Hospital Project, Series A, FSA Insured,
 6.375%, 12/01/12 ..........................................................................   4,310,000      4,855,775
 6.50%, 12/01/18 ...........................................................................   5,530,000      6,332,237
 6.65%, 12/01/21 ...........................................................................   3,145,000      3,387,354
 Calcasieu Parish Public Transportation Authority Mortgage Revenue, Refunding,
 Series A, 7.75%, 6/01/12 ..................................................................   3,185,000      3,396,452
 Series B, 6.375%, 11/01/02 ................................................................     305,000        323,559
 Series B, 6.875%, 11/01/12 ................................................................     615,000        658,204
 De Soto Parish Environmental Improvement Revenue, International Paper Co.
 Project, Series A, 7.70%, 11/01/18.........................................................   2,500,000      2,924,625
 East Baton Rouge Mortgage Financing Authority, SFM,
 MBS, Series A, 6.80%, 10/01/28 ............................................................   6,275,000      6,766,835
 Series C, 7.00%, 4/01/32 ..................................................................   2,365,000      2,515,083
 Series D, 7.10%, 4/01/32 ..................................................................   3,560,000      3,781,468
 Lafayette Public Trust Finance Authority, SFMR, Refunding, Series A, 8.50%, 11/15/12 ......   1,442,598      1,511,454
 Louisiana HFA Mortgage Revenue, Refunding,
 7.375%, 9/01/13 ...........................................................................   1,315,000      1,375,779
 SF, Series B-2, 5.75%, 12/01/28 ...........................................................   2,890,000      2,953,985
 Louisiana Office Facility Corp., Capital Facility Bonds, Statewide Lease, 7.75%, 12/01/10 .   3,400,000      3,748,738
 Louisiana Public Facilities Authority Revenue, Refunding, MBIA Insured,
 Alton Ochsner Medical Foundation Project, Series B, 6.50%, 5/15/22 ........................   3,500,000      3,769,290
 Xavier University of Louisiana Project, 5.25%, 9/01/27 ....................................   3,000,000      2,938,200
 New Orleans GO, Refunding, AMBAC Insured,
 6.125%, 10/01/16 ..........................................................................  10,275,000     11,027,438
 6.20%, 10/01/21 ...........................................................................   8,050,000      8,603,357
 Pointe Coupee Parish PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 3/01/13 ....   2,200,000      2,352,350
 Quachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical
 Center, Pre-Refunded, 7.50%, 7/01/21 ......................................................   4,000,000      4,431,000
bTerrebonne Parish Hospital Service District No. 1, Hospital Revenue, Refunding, Terrebonne
 General Medical Center Project,  5.375%, 4/01/23 ..........................................   2,500,000      2,457,750
 West Feliciana Parish PCR, Gulf Systems Utilities Co. Project,
 7.70%, 12/01/14 ...........................................................................   2,000,000      2,236,040
 7.00%, 11/01/15 ...........................................................................   3,050,000      3,360,643
 8.00%, 12/01/24 ...........................................................................  41,050,000     43,879,577
                                                                                                             ----------
                                                                                                            147,007,776
                                                                                                             ----------
BONDS (CONT.)
 MAINE .9%
 Bucksport Solid Waste Disposal Revenue, Champion International Corp.
 Project, 6.25%, 5/01/10 ................................................................... $ 5,000,000    $ 5,277,650
 Maine Financial Authority, Solid Waste Recycling Facilities Revenue,
 Great Northern Paper Co., Bowater Project, 7.75%, 10/01/22 ................................  29,300,000     32,710,227
 Maine State Health and Higher Education Facilities Authority Revenue,
 FSA Insured, Series B, 7.00%, 7/01/24 .....................................................   2,445,000      2,773,461
 Maine State Housing Authority, Mortgage Purchase,
 Series A-5, 6.20%, 11/15/16 ...............................................................   2,500,000      2,617,100
 Series C, 6.55%, 11/15/12 .................................................................   3,700,000      3,939,501
 Series C, 6.65%, 11/15/24 .................................................................   3,500,000      3,719,415
 Series D, 6.45%, 11/15/07 .................................................................   3,540,000      3,717,142
 Series D, 6.70%, 11/15/15 .................................................................   5,800,000      6,263,942
 Rumford PCR, Refunding, Boise Cascade Corp. Project, 6.625%, 7/01/20 ......................   4,800,000      5,189,424
                                                                                                              ---------
                                                                                                             66,207,862
                                                                                                              ---------
 MARYLAND 2.0%
 Gaithersburg Hospital Facilities Improvement Revenue, Shady Grove Hospital,
 Refunding & Improvement, FSA Insured, 6.00%, 9/01/21 ......................................  10,110,000     10,639,562
 Series A, Pre-Refunded, 8.25%, 9/01/21 ....................................................  43,225,000     49,276,932
 Maryland State Community Development Administration, Department of Housing
 and Community Development,
 MFHR, Mortgage Insured, Series G, 6.55%, 5/15/19 ..........................................   5,595,000      5,917,384
 SF, 7.25%, 4/01/27 ........................................................................     965,000      1,017,129
 Maryland State Health and Higher Educational Facilities Authority Revenue,
 Hartford Memorial Hospital and Fallston General Hospital,  8.50%, 7/01/14 .................   4,900,000      5,003,439
 Montgomery County Housing Opportunity Community, SFMR, Refunding,
 Series B, 6.625%, 7/01/28 .................................................................   6,500,000      6,866,535
 Takoma Park Hospital Facilities Revenue, Refunding, Washington Adventist
 Hospital, Series A, 8.25%, 9/01/21,
 Sub-Series 1, Pre-Refunded.................................................................  34,140,000     38,919,941
 Sub-Series 2...............................................................................  20,125,000     22,489,486
                                                                                                             ----------
                                                                                                            140,130,408
                                                                                                             ----------
 MASSACHUSETTS 2.6%
 Agawam Resource Recovery Revenue, Springfield Resource Recovery Project,
 Series 1986, 8.50%, 12/01/08 ..............................................................  10,340,000     10,572,960
 Massachusetts Health and Educational Facilities Authority Revenue, Notre Dame
 Health Care Center, Series A, 7.875%, 10/01/22 ............................................   2,310,000      2,482,904
 Massachusetts State Consolidated Loan,
 Series A, 7.50%, 6/01/04 ..................................................................   7,500,000      8,622,525
 Series D, Pre-Refunded, 7.00%, 7/01/07.....................................................   1,325,000      1,452,584
 Massachusetts State GO, Refunding, Series B, 6.50%, 8/01/08 ...............................   5,900,000      6,754,733
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 7/01/20 .........................   9,020,000      9,979,457
 Melrose-Wakefield Hospital, Series B, Refunding, ETM, 6.35%, 7/01/06 ......................   1,100,000      1,239,953
 Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 .................   1,000,000      1,115,010
 Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 ................  12,050,000     13,484,312
 Massachusetts State HFA, HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ....................   5,250,000      5,657,085
 Massachusetts State HFA, Housing Projects, Refunding, Series A,
 6.30%, 10/01/13 ...........................................................................  25,635,000     27,145,158
 6.375%, 4/01/21 ...........................................................................  24,750,000     26,240,940
 Massachusetts State HFA Revenue, SF, Series 41,
 6.30%, 12/01/14 ...........................................................................   6,250,000      6,690,563
 6.35%, 6/01/17 ............................................................................   5,750,000      6,124,670
 Massachusetts State HFA Revenue, SFMR, Series G, 8.10%, 12/01/14 ..........................   2,410,000      2,462,273
 Massachusetts State Housing Facilities Authority, FGIC Insured,
 Series C, 6.90%, 11/15/21 .................................................................   9,715,000     10,294,791
 Series D, 6.80%, 11/15/12 .................................................................     250,000        271,090
 Massachusetts State Industrial Finance Agency, Health Care Facilities Revenue,
 Jewish Geriatric Services, Inc., Series B,
 5.375%, 5/15/17 ...........................................................................   1,965,000      1,972,251
 5.50%, 5/15/27 ............................................................................   5,000,000      5,527,700
 Massachusetts State Industrial Finance Agency Revenue, D. Youville Senior Care,
 5.65%, 10/01/17 ...........................................................................   2,295,000      2,327,612
 5.70%, 10/01/27 ...........................................................................   7,375,000      7,479,578
 Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
 MBIA Insured, 5.75%, 7/01/39 ..............................................................  11,750,000     11,971,840
 Bonds (cont.)
 Massachusetts (cont.)
 Plymouth County COP, Series A, 7.00%,
 4/01/12.................................................................................... $10,000,000   $ 11,076,500
 4/01/22....................................................................................   5,000,000      5,049,300
                                                                                                              ---------
                                                                                                            185,995,789
                                                                                                             ----------
 MICHIGAN 1.6%
 Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ................   2,000,000      2,337,920
 Belding Area Schools, Refunding, FGIC Insured, 6.10%, 5/01/26 .............................   3,805,000      4,077,514
 Climax-Scotts Community Schools, Pre-Refunded, 6.35%, 5/01/23 .............................   2,445,000      2,717,593
 Detroit GO,
 Refunding, Series B, 6.375%, 4/01/06 ......................................................   7,265,000      7,884,632
 Refunding, Series B, 6.25%, 4/01/09 .......................................................     625,000        668,513
 Series A, Pre-Refunded, 6.70%, 4/01/10 ....................................................   4,550,000      5,171,712
 Detroit GO, Self-Insurance, Series A, 5.70%, 5/01/02 ......................................   2,250,000      2,325,983
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ...................  29,200,000     29,684,720
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ......................   4,235,000      4,142,423
 Kalamazoo EDC Revenue, Refunding, Limited Obligation, Friendship Village,
 Series A, 6.25%, 5/15/27 ..................................................................   2,000,000      2,099,120
 Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 .....................  15,650,000     16,509,185
 Michigan State HDA, Limited Obligation Revenue, Fraser
 Woods Project, FSA Insured, 6.625%, 9/15/19 ...............................................   2,500,000      2,677,825
 Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ...............................   5,000,000      5,399,150
 Michigan State HDA, SFMR, Series A,
 6.45%, 12/01/14 ...........................................................................   2,000,000      2,139,540
 6.875%, 6/01/23 ...........................................................................   2,870,000      3,052,676
 Michigan State HFA Revenue, Presbyterian Villages Obligation Group,
 5.30%, 1/01/99 ............................................................................     200,000        201,048
 5.40%, 1/01/00 ............................................................................     310,000        313,838
 5.70%, 1/01/01 ............................................................................     310,000        316,005
 5.80%, 1/01/02 ............................................................................     355,000        364,234
 5.90%, 1/01/03 ............................................................................     325,000        336,170
 6.00%, 1/01/04 ............................................................................     390,000        405,857
 6.375%, 1/01/15 ...........................................................................     275,000        295,559
 6.40%, 1/01/15 ............................................................................   1,000,000      1,058,180
 6.50%, 1/01/25 ............................................................................   3,500,000      3,702,720
 Michigan State HFA Revenue, Refunding, Series A,
 Henry Ford Health, 5.25%, 11/15/25 ........................................................   5,000,000      4,858,150
 Hospital Genesys Regional Medical, 5.50%, 10/01/18 ........................................   4,500,000      4,427,685
 Hospital Genesys Regional Medical, 5.50%, 10/01/27 ........................................   5,000,000      4,866,900
                                                                                                              ---------
                                                                                                            112,034,852
                                                                                                              ---------
 MINNESOTA 2.1%
 Cloquet PCR, Refunding, Potlach Corp. Projects, 5.90%, 10/01/26............................   9,100,000      9,509,591
 Dakota County Housing, RDA, Limited Annual Appropriation Tax and Revenue,
 Development Housing Facilities Project,
 7.25%, 1/01/99 ............................................................................     600,000        604,644
 7.25%, 1/01/00 ............................................................................     645,000        656,333
 7.25%, 1/01/01 ............................................................................     695,000        712,361
 7.50%, 1/01/06 ............................................................................   3,930,000      4,066,096
 8.00%, 1/01/07 ............................................................................   2,140,000      2,199,342
 International Falls PCR, Refunding, Boise Cascade Corp. Project, 5.65%, 12/01/22 ..........   3,500,000      3,532,375
 Minneapolis CDA and St. Paul Housing RDA, Homeownership Mortgage Revenue,
 Joint Housing Program, FGIC Insured,  9.875%, 12/01/15 ....................................       5,000          5,004
 Minnesota Agricultural and Economic Development Board Revenue, Refunding,
 Health Care System, Fairview Hospital,  Series A, MBIA Insured, 5.75%, 11/15/26 ...........  25,810,000     26,983,065
 Minnesota State HFA, SFM, Series D-1,
 6.45%, 7/01/11 ............................................................................   3,505,000      3,746,495
 6.50%, 1/01/17 ............................................................................   1,380,000      1,467,865

 BONDS (CONT.)
 MINNESOTA (CONT.)
 Minnesota State Higher Educational Facilities Authority Revenue, University
 Saint Thomas, Series Four-P,
 5.375%, 4/01/18 ...........................................................................   $ 525,000      $ 525,567
 5.40%, 4/01/23 ............................................................................     580,000        579,176
 Minnetonka MFR, Rental Housing, Ridgepointe Housing Project, Phase II, 8.00%, 5/15/22 .....  11,230,000     11,506,820
 Red Wing Housing, RDA, Jordan Tower II Project, 7.00%, 1/01/19 ............................   1,500,000      1,592,910
bRochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 ......  29,000,000     28,957,370
 Roseville MFR, Rental Housing, Rosepointe No. 1 Project, 8.00%, 10/01/18 ..................  13,785,000     14,144,651
 St. Louis Park EDA, Tax Increment Revenue, Refunding, FGIC Insured,
 Pre-Refunded, 8.40%, 9/01/09 ..............................................................   6,000,000      6,857,580
 St. Paul Port Authority,
 Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/07 ..............   3,500,000      3,652,810
 IDR, Bandana Square, Series C, 7.70%, 12/01/00 ............................................     230,000        228,852
 IDR, Bandana Square, Series C, 7.70%, 12/01/01 ............................................     255,000        252,738
 IDR, Bandana Square, Series C, 7.70%, 12/01/02 ............................................     270,000        268,515
 IDR, Bandana Square, Series C, 7.70%, 12/01/07 ............................................   1,690,000      1,499,368
 IDR, Bandana Square, Series C, 7.80%, 12/01/12 ............................................   3,465,000      2,939,914
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/98 ................................     445,000        445,009
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 ................................     480,000        480,326
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 ................................     515,000        515,613
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ................................     550,000        550,919
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ................................     595,000        596,255
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ................................     640,000        641,613
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ................................     685,000        686,987
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ................................     740,000        747,430
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ................................     795,000        803,117
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ................................     855,000        863,730
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ................................     915,000        924,342
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ................................     670,000        676,841
 IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center, 7.95%, 9/01/01 ......     140,000        138,635
 IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center, 7.95%, 9/01/02 ......     155,000        153,982
 IDR, Refunding, Common Bond Fund, Series C, Fort Road Medical Center, 7.95%, 9/01/10 ......   1,705,000      1,485,055
 IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware Corp., 8.00%, 12/01/01      105,000        104,041
 IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware Corp., 8.00%, 12/01/02      115,000        114,327
 IDR, Refunding, Common Bond Fund, Series F, Ideal Security Hardware Corp., 8.00%, 12/01/12    1,790,000      1,546,256
 Washington County Housing RDA,
 Housing Development Revenue, Orleans Apartments, Project A, 8.25%, 7/01/21 ................   3,000,000      3,072,840
 Housing Development Revenue, Raymie Johnson Apartments, Pre-Refunded, 7.70%, 12/01/19 .....   5,210,000      5,880,058
 Pooled Housing and Redevelopment, 7.20%, 1/01/22 ..........................................   5,885,000      6,294,066
                                                                                                              ---------
                                                                                                            153,210,884
                                                                                                              ---------
 MISSISSIPPI .7%
 Claiborne County PCR, Refunding, Systems Energy Resources, Inc.,
 7.30%, 5/01/25 ............................................................................   5,700,000      6,028,491
 6.20%, 2/01/26 ............................................................................  36,500,000     37,427,100
 Mississippi Home Corp., SFR, Refunding, Senior Series A, FGIC Insured, 9.25%, 3/01/12 .....   1,385,000      1,482,809
 Mississippi State Educational Facilities Authority Revenue, Private Nonprofit
 Institutions of Higher Learning, Tougaloo College Project, Series A, 6.50%, 6/01/18 .......   2,390,000      2,453,741
 47,392,141
 Missouri .3%
 Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project, Series A, 6.10%, 9/20/26 ........   3,000,000      3,116,580
 Missouri State Health and Educational Facilities Authority Revenue,
 Series B, MBIA Insured, 6.25%, 2/15/12 ....................................................   5,000,000      5,336,300
 Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded, 7.75%, 6/01/16 ......   3,750,000      3,835,688
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ......................   6,000,000      6,662,760
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A,
 Pre-Refunded 8.625%, 9/15/20 ..............................................................   3,550,000      3,945,754
                                                                                                              ---------
                                                                                                             22,897,082
                                                                                                              ---------
BONDS (CONT.)
 MONTANA .8%
 Forsyth County PCR,
 Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 .................... $10,000,000   $ 10,860,400
 Refunding, The Montana Power Co. Colstrip Project, Series A, 6.125%, 5/01/23 ..............   3,250,000      3,389,458
 Refunding, The Montana Power Co., Series B, AMBAC Insured, 5.90%, 12/01/23 ................   4,225,000      4,492,147
 Refunding, The Montana Power Co., Series B, MBIA Insured, 5.90%, 12/01/23 .................  20,385,000     21,673,944
 Montana State Health Facilities Authority Revenue, Montana Developmental
 Center Project, 6.40%, 6/01/19 ............................................................   2,000,000      2,156,040
 Montana State Health Facilities Authority Revenue, Sisters of Charity Leavenworth,
 MBIA Insured, 5.125%, 12/01/18 ............................................................   5,000,000      4,909,400
 Montana State Housing Board, Refunding, SF Program,
 Series A, 6.50%, 12/01/22 .................................................................   2,835,000      2,986,247
 Series B-1, 6.25%, 12/01/21 ...............................................................   6,720,000      7,111,306
                                                                                                              ---------
                                                                                                             57,578,942
                                                                                                              ---------
 NEBRASKA .2%
 Lancaster County Hospital Authority No. 1, Hospital Revenue, Bryan Memorial Project,
 Series B, MBIA Insured, 5.375%, 6/01/22 ...................................................   6,500,000      6,502,535
 Nebraska Investment Financial Authority, 7.00%, 11/01/09 ..................................   5,885,000      6,003,230
                                                                                                              ---------
                                                                                                             12,505,765
                                                                                                              ---------
 NEVADA 3.4%
 Churchill County Health Care Facilities Revenue, Western Health Network,
 Series A, MBIA Insured, 6.25%, 1/01/14.....................................................   2,000,000      2,158,100
 Clark County Airport System Improvement Revenue, Pre-Refunded, 8.25%, 7/01/15 .............  17,500,000     17,962,525
 Clark County HFC, MFHR, FHA Insured, 7.75%, 7/01/23 .......................................   5,075,000      5,261,100
 Clark County IDR,
 Nevada Power Co. Project, Series A, 5.90% 11/01/32 ........................................   2,600,000      2,626,442
 Refunding, Nevada Power Co. Project, Series B, 5.90%, 10/01/30 ............................  15,000,000     15,134,700
 Refunding, Nevada Power Co. Project, Series C, 7.20%, 10/01/22 ............................  12,500,000     13,780,875
 Southwest Gas Corp., Series A, 7.30%, 9/01/27 .............................................  18,080,000     19,976,230
 Southwest Gas Corp., Series A, 6.50%, 12/01/33 ............................................  10,000,000     10,776,700
 Southwest Gas Corp., Series B, 7.50%, 9/01/32 .............................................  62,470,000     69,244,247
 Humboldt County PCR, Refunding, Sierra Pacific Power Co., Series A,
 AMBAC Insured, 6.30%, 7/01/22 .............................................................   4,500,000      4,802,220
 Nevada Housing Division, Multi-Unit Housing Revenue, Issue B, 6.55%, 10/01/25..............   5,405,000      5,828,644
 Nevada Housing Division, Refunding, Issue C-2, 6.75%, 10/01/26.............................   8,190,000      8,779,926
 Nevada Housing Division, SF Program,
 Issue A, FI/GML, 8.30%, 10/01/19 ..........................................................   2,950,000      3,210,898
 Issue A-2, FI/GML, 8.375%, 10/01/19 .......................................................   2,605,000      2,848,698
 Refunding, Program A-1, 6.25%, 10/01/26 ...................................................   3,870,000      4,086,797
 Nevada State Colorado River, Series 1994, Pre-Refunded, 6.50%, 7/01/24 ....................  15,915,000     17,729,628
 Nevada State Municipal Bond Bank Project No. 40-41-A, ETM, 6.375%, 12/01/17 ...............  10,275,000     11,325,516
 Reno RDA, Tax Allocation,
 Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 9/01/05 ....................   2,695,000      2,951,375
 Downtown Redevelopment Project, Series D, 7.625%, 9/01/16 .................................   4,255,000      4,617,781
 Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16....................   4,035,000      4,474,290
 Refunding, Series A, 6.20%, 6/01/18 .......................................................   3,000,000      3,096,630
 Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 .   5,000,000      5,378,900
 Washoe County Hospital Facility Revenue, Washoe Medical Center, Inc. Project,
 Series A, AMBAC Insured, 6.25%, 6/01/13 ...................................................   9,295,000     10,126,345
                                                                                                             ----------
                                                                                                            246,178,567
                                                                                                             ----------
 NEW HAMPSHIRE 1.7%
 Nashua Housing Authority, MFR, Refunding, Clocktower Project,
 FGIC Insured, 6.25%, 6/20/33 ..............................................................   6,176,000      6,488,876
 New Hampshire Higher Education and Health Facilities Authority Revenue,
 Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ..................................   9,410,000     10,090,155
 New Hampshire Catholic Charities, 5.80%, 8/01/22 ..........................................   1,000,000      1,008,110
 Rivier College, 5.60%, 1/01/28 ............................................................   4,590,000      4,437,658
 St. Joseph Hospital, 7.50%, 1/01/16 .......................................................   2,300,000      2,475,490
 The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 ........................................   4,275,000      4,516,837
 New Hampshire State HFA,
 MFHR, Series 1, 7.10%, 1/01/14 ............................................................   4,920,000      5,204,081
 SF Residential, Series A, 8.50%, 7/01/14 ..................................................   3,515,000      3,627,621

 BONDS (CONT.)
 NEW HAMPSHIRE (CONT.)
 NEW HAMPSHIRE STATE HFA, (CONT.)
 SFMR, Series E, 6.75%, 7/01/19 ............................................................ $ 6,360,000    $ 6,886,099
 SFMR, Series E, 6.80%, 7/01/25 ............................................................   4,755,000      5,147,573
 New Hampshire State IDA, Pollution Control Public Service Co., 5/01/21,
 Project A, 7.65%...........................................................................   6,870,000      7,316,275
 Project B, 7.50%...........................................................................  50,690,000     53,992,454
 Project C, 7.65%...........................................................................   7,450,000      7,933,952
                                                                                                              ---------
                                                                                                            119,125,181
                                                                                                             ----------
 NEW JERSEY .3%
 Mercer County Improvement Authority, Refunding, Solid Waste, 5.75%, 9/15/16 ...............   2,500,000      2,640,850
 New Jersey Health Care Facilities, Financing Authority Revenue,
 Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 ....................................   3,975,000      4,349,207
 Community Memorial Hospital Association, Series C, Pre-Refunded, 8.00%, 7/01/14 ...........     900,000        923,733
 Refunding, Cathedral Health Services, MBIA Insured, 5.25%, 8/01/21 ........................   7,865,000      7,812,069
 Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 7/01/12 ................................   4,150,000      4,214,242
                                                                                                              ---------
                                                                                                             19,940,101
                                                                                                             ----------
 NEW MEXICO .9%
 Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A,
 AMBAC Insured, 6.375%, 12/15/22 ...........................................................  10,435,000     11,256,548
 Lordsburg PCR, Refunding, Phelps Dodge Corp. Project, 6.50%, 4/01/13 ......................  17,000,000     18,455,880
 New Mexico State Mortgage Financial Authority, SFM, Refunding, Series A, 6.85%, 7/01/10 ...  13,875,000     14,782,564
 University of New Mexico Revenue, Series 1989, Pre-Refunded, 7.90%, 6/01/19 ...............  17,000,000     18,023,400
                                                                                                             ----------
                                                                                                             62,518,392
                                                                                                             ----------
 NEW YORK 16.8%
 MTA Revenue,
 bCommuter Facilities, Series A, 5.25%, 7/01/28 ............................................   5,000,000      4,809,450
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/16 ...............................   8,950,000      9,655,260
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/21 ...............................   9,225,000      9,876,008
 Commuter Facilities, Series A, FGIC Insured, 6.10%, 7/01/26 ...............................  11,050,000     11,916,541
 Commuter Facilities, Series C-1, FGIC Insured, 5.375%, 7/01/27 ............................  10,000,000     10,011,700
 Dedicated Tax Fund, Series A, MBIA Insured, 5.25%, 4/01/26 ................................  11,125,000     10,948,224
 Refunding, Transit Facilities, Series M, 6.00%, 7/01/14 ...................................  18,210,000     18,741,004
 Service Contract, Transit Facilities, Series 6, Pre-Refunded, 7.00%, 7/01/09 ..............   3,000,000      3,293,550
 Transit Facilities, Refunding, Service Contract, Series 8, 5.375%, 7/01/21 ................  15,000,000     14,697,150
 Transit Facilities, Series A, FSA Insured, 6.00%, 7/01/16 .................................   3,630,000      3,913,031
 Transit Facilities, Series A, FSA Insured, 6.10%, 7/01/21 .................................   6,260,000      6,750,909
 Transit Facilities, Series C-1, 5.625%, 7/01/27 ...........................................  10,800,000     10,901,520
 New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project,
 6.625%, 7/01/12............................................................................   1,245,000     1,320,447
 New York City GO,
 Refunding, Series B, 6.20%, 8/15/06 .......................................................   1,500,000      1,634,340
 Refunding, Series B, 6.30%, 8/15/08 .......................................................  26,875,000     29,066,925
 Refunding, Series B, 6.375%, 8/15/10 ......................................................  21,740,000     23,542,463
 Refunding, Series E, 5.75%, 2/15/09........................................................   8,500,000      8,867,965
 Refunding, Series F, 6.00%, 8/01/13 .......................................................  14,000,000     15,054,760
 Refunding, Series F, 5.25%, 8/01/15 .......................................................  20,580,000     20,121,683
 Refunding, Series H, 6.25%, 8/01/15 .......................................................  13,035,000     13,881,493
 Refunding, Series H, 6.125%, 8/01/25 ......................................................  65,785,000     70,207,726
 Refunding, Series H, Sub-Series H-1, 6.125%, 8/01/11 ......................................   5,000,000      5,358,500
 Refunding, Series J, 6.00%, 8/01/21 .......................................................  28,260,000     29,524,635
 Series A, 6.125%, 8/01/06 .................................................................  14,500,000     15,636,800
 Series A, 6.20%, 8/01/07 ..................................................................  21,810,000     23,484,790
 Series A, 6.25%, 8/01/08 ..................................................................   4,390,000      4,726,494
Series A, 7.75%, 8/15/13....................................................................     485,000        537,676
 Series A, 7.75%, 8/15/14 ..................................................................     245,000        271,215
 Series A, 6.25%, 8/01/16 ..................................................................   3,280,000      3,489,986
 Series A, 7.75%, 8/15/17 ..................................................................     105,000        115,999

 BONDS (CONT.)
 NEW YORK (CONT.)
 NEW YORK CITY GO, (CONT.)
 Series A, 8.00%, 8/15/20 ..................................................................     $ 5,000        $ 5,574
 Series A, 8.00%, 8/15/21 ..................................................................      15,000         16,650
 Series A, Pre-Refunded, 8.00%, 3/15/12 ....................................................   1,000,000      1,083,030
 Series A, Pre-Refunded, 8.00%, 3/15/13 ....................................................   1,850,000      2,003,606
 Series A, Pre-Refunded, 7.75%, 8/15/13.....................................................   4,325,000      4,846,768
 Series A, Pre-Refunded, 8.00%, 3/15/14 ....................................................  13,400,000     14,512,602
 Series A, Pre-Refunded, 8.00%, 3/15/15 ....................................................   1,115,000      1,207,578
 Series A, Pre-Refunded, 8.00%, 3/15/16 ....................................................   3,000,000      3,249,090
 Series A, Pre-Refunded, 6.25%, 8/01/16 ....................................................   1,720,000      1,863,138
 Series A, Pre-Refunded, 8.00%, 3/15/17 ....................................................  11,660,000     12,628,130
 Series A, Pre-Refunded, 7.75%, 8/15/17 ....................................................   3,180,000      3,558,452
 Series B, 8.00%, 6/01/98...................................................................      15,000         15,043
 Series B, 8.25%, 6/01/02 ..................................................................     205,000        229,122
 Series B, 7.50%, 2/01/04 ..................................................................  10,000,000     11,060,300
 Series B, 8.25%, 6/01/05 ..................................................................   1,000,000      1,202,110
 Series B, 7.50%, 10/01/11 .................................................................     190,000        200,826
 Series B, 7.50%, 10/01/12 .................................................................     630,000        665,627
 Series B, 6.75%, 10/01/15 .................................................................      50,000         54,603
 Series B, 6.75%, 10/01/17 .................................................................   1,300,000      1,411,007
 Series B, 7.00%, 2/01/19 ..................................................................  15,000,000     16,352,550
 Series B, 6.00%, 8/15/26 ..................................................................   2,000,000      2,082,280
 Series B, ETM, 8.00%, 6/01/98..............................................................   1,420,000      1,424,317
 Series B, ETM, 8.00%, 6/01/01 .............................................................   3,000,000      3,320,670
 Series B, Pre-Refunded, 8.25%, 6/01/02 ....................................................   4,295,000      4,841,324
 Series B, Pre-Refunded, 7.50%, 10/01/11 ...................................................   6,810,000      7,233,650
 Series B, Pre-Refunded, 7.50%, 10/01/12 ...................................................  10,355,000     10,999,185
 Series B, Pre-Refunded, 6.75%, 10/01/15 ...................................................   9,250,000     10,225,968
 Series B, Sub-Series B-1, Pre-Refunded, 7.00%, 8/15/16.....................................   3,000,000      3,437,460
 Series B-1, Pre-Refunded, 7.30%, 8/15/11 ..................................................   8,000,000      9,272,960
 Series C, 7.25%, 8/15/24 ..................................................................   3,540,000      3,820,934
 Series C, Pre-Refunded, 7.25%, 8/15/24 ....................................................   1,305,000      1,423,494
 Series C, Sub-Series C-1, 7.00%, 8/01/17 ..................................................     145,000        159,396
 Series C, Sub-Series C-1, 7.00%, 8/01/18 ..................................................   1,705,000      1,874,272
 Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/17 ....................................   1,785,000      1,988,454
 Series D, 8.00%, 8/01/99 ..................................................................   1,760,000      1,843,442
 Series D, 7.30%, 2/01/01 ..................................................................   2,860,000      3,065,434
 Series D, 8.25%, 8/01/13 ..................................................................     145,000        162,758
 Series D, 8.25%, 8/01/14 ..................................................................      85,000         95,273
 Series D, 7.625%, 2/01/15 .................................................................     700,000        777,693
 Series D, 7.50%, 2/01/16 ..................................................................     255,000        282,407
 Series D, 8.00%, 8/01/16 ..................................................................      50,000         55,703
 Series D, 7.50%, 2/01/17 ..................................................................     865,000        956,093
 Series D, 8.00%, 8/01/17 ..................................................................     100,000        111,374
 Series D, 8.00%, 8/01/18 ..................................................................      50,000         55,687
 Series D, 8.00%, 8/01/19 ..................................................................      30,000         33,412
 Series D, 6.00%, 2/15/25 ..................................................................  31,300,000     32,605,210
 Series D, ETM, 8.00%, 8/01/99 .............................................................     240,000        251,765
 Series D, ETM, 7.30%, 2/01/01 .............................................................   2,140,000      2,304,010
 Series D, Group B, 8.25%, 8/01/11..........................................................     160,000        179,286
 Series D, Group B, 8.25%, 8/01/12 .........................................................     245,000        274,611
 Series D, Pre-Refunded, 8.25%, 8/01/12 ....................................................  10,880,000     12,325,190
 Series D, Pre-Refunded, 8.25%, 8/01/13 ....................................................   7,605,000      8,615,172
 Series D, Pre-Refunded, 8.25%, 8/01/14 ....................................................   4,255,000      4,813,256
 Series D, Pre-Refunded, 7.625%, 2/01/15 ...................................................   8,300,000      9,333,848
 Series D, Pre-Refunded, 7.50%, 2/01/16 ....................................................   4,745,000      5,315,776
 Series D, Pre-Refunded, 7.50%, 2/01/17 ....................................................  11,135,000     12,474,429

BONDS (CONT.)
 NEW YORK (CONT.)
 NEW YORK CITY GO, (CONT.)
 Series E, 6.50%, 12/01/12 .................................................................   $ 135,000      $ 137,248
 Series E, 6.00%, 8/01/26 ..................................................................   3,000,000      3,137,460
 Series E, Pre-Refunded, 6.50%, 12/01/12 ...................................................   2,475,000      2,516,927
 Series F, 8.20%, 11/15/04 .................................................................     835,000        941,346
 Series F, 6.50%, 2/15/07 ..................................................................   4,185,000      4,574,163
 Series F, 6.50%, 2/15/08 ..................................................................   1,220,000      1,339,353
 Series F, 6.60%, 2/15/10 ..................................................................  10,070,000     11,051,523
 Series F, 8.25%, 11/15/15 .................................................................     160,000        180,747
 Series F, 8.25%, 11/15/17 .................................................................     200,000        226,004
 Series F, Pre-Refunded, 8.20%, 11/15/04 ...................................................   4,500,000      5,134,725
 Series F, Pre-Refunded, 6.50%, 2/15/07 ....................................................   3,865,000      4,328,491
 Series F, Pre-Refunded, 6.50%, 2/15/08 ....................................................   6,320,000      7,077,894
 Series F, Pre-Refunded, 6.60%, 2/15/10 ....................................................   5,930,000      6,675,342
 Series F, Pre-Refunded, 8.25%, 11/15/15 ...................................................   1,840,000      2,102,513
 Series F, Pre-Refunded, 8.25%, 11/15/17 ...................................................   2,300,000      2,628,141
 Series G, 6.00%, 10/15/26 .................................................................  15,335,000     16,018,941
 Series H, 7.10%, 2/01/12 ..................................................................     330,000        360,637
 Series H, 7.20%, 2/01/14 ..................................................................   1,040,000      1,140,454
 Series H, 7.00%, 2/01/16 ..................................................................     340,000        370,780
 Series H, Pre-Refunded, 7.10%, 2/01/12 ....................................................   2,670,000      2,949,816
 Series H, Pre-Refunded, 7.20%, 2/01/14 ....................................................   8,960,000      9,929,562
 Series H, Pre-Refunded, 7.00%, 2/01/16 ....................................................   3,660,000      4,031,087
 Series H, Sub-Series H-1, 6.125%, 8/01/09 .................................................  11,750,000     12,540,305
 Series I, 6.25%, 4/15/13 ..................................................................  36,610,000     39,208,578
 Series I, 6.25%, 4/15/27 ..................................................................   7,000,000      7,496,860
 New York City Health and Hospital Authority Local Government Revenue, Series A,
 6.00%, 2/15/07 ............................................................................   5,010,000      5,273,977
 6.30%, 2/15/20 ............................................................................  18,235,000     19,112,104
 New York City IDA, Industrial Development Revenue, Brooklyn Navy Yard Cogeneration Partners,
 5.65%, 10/01/28 ...........................................................................   5,000,000      4,999,650
 5.75%, 10/01/36 ...........................................................................   5,750,000      5,800,428
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 Series A, 7.10%, 6/15/12 ..................................................................   2,455,000      2,680,516
 Series A, 7.00%, 6/15/15 ..................................................................   4,980,000      5,407,931
 Series B, 5.875%, 6/15/26 .................................................................   6,500,000      6,819,540
 Series B, 5.75%, 6/15/29 ..................................................................  15,000,000     15,617,400
 Series B, MBIA Insured, 5.75%, 6/15/26 ....................................................   3,000,000      3,160,620
 Series B, Pre-Refunded, 7.00%, 6/15/19 ....................................................   2,965,000      3,019,941
 New York State Dormitory Authority Lease Revenue, State University Dormitory
 Facilities, 5.50%, 7/01/27 ................................................................   8,915,000      9,016,720
 New York State Dormitory Authority Revenue,
 City University General Resources, Series 2, MBIA Insured, 6.25%, 7/01/19 .................   4,000,000      4,240,080
 City University System Consolidation, Series 1, 5.375%, 7/01/24 ...........................  23,000,000     22,601,870
 City University System Consolidation, Third Issue-1, 5.25%, 7/01/25 .......................  10,000,000      9,608,000
 City University System, Third Generation Resources, Series 2, 6.00%, 7/01/20 ..............  16,860,000     17,601,166
 Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...............................  18,000,000     19,037,880
 Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ...............................   5,000,000      5,120,550
 Our Lady Nursing Home, FHA Insured, 5.90%, 8/01/20 ........................................   6,750,000      7,077,375
 Refunding, City University System, Third Generation Resources, Series 2, 6.00%, 7/01/26 ...   5,500,000      5,728,690
 Refunding, City University System, Third Generation Resources, Series 2,
 Pre-Refunded, 6.00%, 7/01/26 ..............................................................  14,150,000     15,678,766
 Refunding, State University Educational Facilities, Series B, 7.375%, 5/15/14 .............   4,240,000      4,556,262
 Refunding, State University Educational Facilities, Series B, 7.00%, 5/15/16 ..............   2,000,000      2,129,160
 Saint Barnabas Hospital, 5.35%, 8/01/17 ...................................................   5,500,000      5,533,990
 Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ......................   5,000,000      4,852,500
 Second Hospital, Interfaith Medical Center, Series D, 5.40%, 2/15/28 ......................   8,000,000      7,814,000
 State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .....................   5,000,000      5,534,750

 BONDS (CONT.)
 NEW YORK (CONT.)
 New York State Energy Research and Development Authority, Electric Facilities Revenue, Series A,
 Long Island Light, 7.15%, 6/01/20 ......................................................... $17,500,000   $ 19,127,500
 Long Island Light, 7.15%, 2/01/22 .........................................................   1,500,000      1,639,500
 Refunding, Consolidated Edison Co., Inc., 6.10%, 8/15/20 ..................................   8,500,000      9,084,715
 New York State HFA, Refunding, Health Facilities, New York City, Series A, 5.90%, 5/01/05 .  14,070,000     14,877,055
 New York State HFA, Refunding, Housing Project Mortgage, Series A, FSA Insured,
 6.10%, 11/01/15 ...........................................................................   5,475,000      5,798,189
 6.125%, 11/01/20 ..........................................................................   4,230,000      4,471,025
 New York State HFA, Service Contract Revenue,
 Refunding, Series C, 5.875%, 9/15/14 ......................................................   4,675,000      4,828,106
 Refunding, Series C, 6.125%, 3/15/20 ......................................................  25,500,000     26,561,565
 Refunding, Series C, 5.50%, 9/15/22 .......................................................  17,505,000     17,503,600
 Series A, 6.375%, 9/15/14 .................................................................      25,000         26,890
 Series A, 6.375%, 9/15/16 .................................................................   3,785,000      4,048,739
 Series A, Pre-Refunded, 6.375%, 9/15/14 ...................................................   3,130,000      3,507,697
 Series A, Pre-Refunded, 6.50%, 3/15/25 ....................................................  10,000,000     11,384,800
 New York State Medical Care Facilities, Financial Agency Revenue,
 Hospital and Nursing Home, FSA Mortgage Insured, 6.50%, 2/15/34 ...........................   6,980,000      7,494,635
 Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ..................   7,600,000      8,591,192
 Refunding, Hospital and Nursing Home, FSA Mortgage Insured, 6.40%, 8/15/14 ................  10,800,000     11,824,704
 The Hospital for Special Surgery, Series A, 6.375%, 8/15/24 ...............................  12,500,000     13,513,875
bNew York State Tollway Authority, General Revenue, Series D, 5.375%, 1/01/27 ..............   5,000,000      4,981,450
 New York State Tollway Authority, Service Contract Revenue, Local Highway and Bridge,
 6.25%, 4/01/14 ............................................................................  11,600,000     12,433,112
 5.75%, 4/01/16 ............................................................................  13,200,000     13,601,148
 New York State Urban Development Corp., Correctional Capital Facilities,
 Series 5, 6.10%, 1/01/12...................................................................   7,685,000      8,123,122
 New York State Urban Development Corp. Revenue, Youth Facilities, 6.00%, 4/01/17 ..........  11,720,000     12,332,604
 Warren and Washington Counties IDA Revenue, Refunding, Adirondack Resource
 Recovery Project, Series A, 7.90%, 12/15/07 ...............................................   4,490,000      4,669,465
                                                                                                          -------------
                                                                                                          1,201,107,694
                                                                                                          -------------
 NORTH CAROLINA 2.6%
 Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue,
 5.90%, 1/15/16 ............................................................................   7,010,000      7,428,567
 Pre-Refunded, 5.90%, 1/15/16 ..............................................................   2,890,000      3,171,631
 Series A, 5.875%, 1/15/26 .................................................................   5,000,000      5,226,850
 North Carolina Eastern Municipal Power Agency, Power System Revenue,
 Refunding, Series A, 6.50%, 1/01/17 .......................................................  25,700,000     27,284,919
 Refunding, Series A, 6.50%, 1/01/24 .......................................................   3,250,000      3,284,320
 Refunding, Series B, 6.25%, 1/01/12 .......................................................   6,875,000      7,119,819
 Refunding, Series B, 6.00%, 1/01/22 .......................................................   1,250,000      1,314,988
 Refunding, Series B, 6.25%, 1/01/23 .......................................................  39,030,000     42,395,557
 Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 .........................................   4,000,000      4,315,440
 Refunding, Series B, MBIA Insured, 5.80%, 1/01/16 .........................................  11,175,000     11,811,081
 Refunding, Series B, MBIA Insured, 5.875%, 1/01/21 ........................................  13,325,000     14,052,545
 Series B, 6.00%, 1/01/05 ..................................................................   1,355,000      1,430,799
 Series D, 5.875%, 1/01/13 .................................................................   7,440,000      7,613,873
 Series G, 5.75%, 12/01/16 .................................................................  14,420,000     14,586,407
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Refunding,
 5.75%, 1/01/15 ............................................................................  12,435,000     12,479,144
 Series 1982, 6.25%, 1/01/17 ...............................................................  15,620,000     16,495,501
 Wake County IPC, Financing Authority Revenue, Carolina Power and Light, 6.90%, 4/01/09 ....   5,000,000      5,323,550
                                                                                                              ---------
                                                                                                            185,334,991
                                                                                                              ---------
 NORTH DAKOTA .4%
 Dickinson Health Care Facilities Revenue, BHS Long-Term Care, Inc., 7.625%, 2/15/20 .......   7,750,000      8,177,258
 Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 ........................     310,000        310,831

 BONDS (CONT.)
 NORTH DAKOTA (CONT.)
 Mercer County PCR, Basin Electric Power Corp.,
 Second Series, AMBAC Insured, 6.05%, 1/01/19 .............................................. $ 9,130,000    $ 9,835,475
 Series E, 7.00%, 1/01/19 ..................................................................  11,540,000     12,050,299
 Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ...............................     757,000        759,104
                                                                                                              ---------
                                                                                                             31,132,967
                                                                                                              ---------
 OHIO 1.6%
 Dayton Special Facilities Revenue, Refunding, Emery Air Freight Corp.,
 Emery Worldwide Air, Inc., Series E, 6.05%, 10/01/09 ......................................   4,000,000      4,320,280
 Emery Worldwide Air, Inc., Series F, 6.05%, 10/01/09 ......................................   2,750,000      2,970,193
 bSeries A, 5.625%, 2/01/18 ................................................................   6,000,000      6,120,900
 Franklin County Convention Facilities Authority, Tax and Lease Revenue
 Anticipation Bonds, MBIA Insured, 5.00%, 12/01/27 .........................................   7,500,000      7,165,500
 Franklin County Nursing Home, First Mortgage Revenue, Volunteers of
 America Care Facilities Project, 8.75%, 11/01/18 ..........................................   2,775,000      2,862,218
 Montgomery County Health Systems Revenue,
 Franciscan Facility, Series B-2, 8.10%, 7/01/01 ...........................................   1,800,000      1,916,010
 Franciscan Medical Center-Dayton, 5.50%, 7/01/18 ..........................................   1,995,000      1,973,274
 Refunding, Franciscan at Saint Leonard, 5.50%, 7/01/18 ....................................   3,625,000      3,589,874
 Series B-2, 8.10%, 7/01/18 ................................................................   3,705,000      4,416,323
 Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................................   8,295,000     10,364,520
 Montgomery County Hospital Revenue, Refunding, Grandview Hospital and Medical Center,
 5.50%, 12/01/10 ...........................................................................   1,300,000      1,322,217
 5.60%, 12/01/11 ...........................................................................   1,000,000      1,021,310
 5.65%, 12/01/12 ...........................................................................     925,000        947,061
 Ohio HFA, Residential Mortgage Revenue,
 Series A-1, GNMA Secured, 5.40%, 9/01/29 ..................................................   5,870,000      5,825,623
 Series C, 5.75%, 9/01/28 ..................................................................   7,760,000      7,940,886
 Ohio State Air Quality Development Authority Revenue,
 Refunding, Dayton Power and Light Co. Project, 6.10%, 9/01/30 .............................  12,000,000     12,807,000
 Toledo Edison, Series B, 8.00%, 5/15/19 ...................................................   6,325,000      6,769,142
 Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%, 12/01/10 ............   1,550,000      1,644,457
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ................   5,330,000      5,329,467
 Ohio State Water Development Authority Revenue, Refunding, Dayton Power,
 Series A, 6.40%, 8/15/27...................................................................   3,250,000      3,506,945
 Ohio State Water Development Facilities Authority, PCR, Toledo Edison,
 Series A, 8.00%, 5/15/19...................................................................  10,000,000     10,702,200
 University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ....  10,500,000     10,227,000
                                                                                                            -----------
                                                                                                            113,742,400
                                                                                                            -----------
 OKLAHOMA 1.2%
 Canadian County HFA, SFMR, Series A,
 7.70%, 9/01/05 ............................................................................   1,390,000      1,452,550
 7.80%, 9/01/12 ............................................................................   2,905,000      3,041,884
 Oklahoma State Turnpike System Authority, First Senior Revenue,
 7.875%, 1/01/21 ...........................................................................     610,000        636,285
 Pre-Refunded, 7.875%, 1/01/21 .............................................................  19,090,000     19,959,931
 Stillwater Medical Center Authority Revenue,
 Series A, 6.10%, 5/15/09 ..................................................................   3,440,000      3,600,201
 Series B, 6.35%, 5/15/12 ..................................................................   1,235,000      1,310,409
 Series B, 6.50%, 5/15/19 ..................................................................   3,390,000      3,635,538
 Tulsa County Home Financial Authority, Mortgage Revenue, Series D,
 GNMA Insured, 6.95%, 12/01/22 .............................................................     530,000        561,381
 Tulsa County Municipal Airport Revenue, American Airlines, Inc.,
 7.35%, 12/01/11 ...........................................................................   4,000,000      4,454,000
 6.25%, 6/01/20.............................................................................  18,530,000     19,674,228
 7.375%, 12/01/20 ..........................................................................  11,000,000     11,896,940
 Tulsa County Parking Authority, Series B,
 6.90%, 12/01/07 ...........................................................................   3,000,000      3,298,830
 7.00%, 12/01/14 ...........................................................................   5,500,000      5,970,910
 Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 .............   2,740,000      2,912,072

 BONDS (CONT.)
 OKLAHOMA (CONT.)
 Tulsa Industrial Authority, Hospital Revenue, St. John Medical Center
 Project, Series A, 6.25%, 2/15/14 ......................................................... $ 2,000,000    $ 2,147,720
 Valley View Hospital Authority Revenue, Refunding, Valley View
 Regional Medical Center, 6.00%, 8/15/14 ...................................................   4,000,000      4,117,040
                                                                                                              ---------
                                                                                                             88,669,919
                                                                                                              ---------
 OREGON .2%
 Oregon State Department of Administrative Services COP, Series A,
 AMBAC Insured, 5.80%, 5/01/24..............................................................   5,000,000      5,291,300
 Oregon State EDR, Georgia Pacific Corp. Project,
 Refunding, Series 183, 5.70%, 12/01/25 ....................................................   3,500,000      3,520,440
 Series CLVII, 6.35%, 8/01/25 ..............................................................   5,500,000      5,790,840
                                                                                                              ---------
                                                                                                             14,602,580
                                                                                                             ----------
 PENNSYLVANIA 3.5%
 Allegheny County Hospital Development Authority Revenue, Refunding, University
 of Pittsburgh Health Center, Series A, MBIA Insured,  5.625%, 4/01/27 .....................   6,550,000      6,707,855
 Allegheny County IDA Revenue, Environmental Improvement, 6.70%, 12/01/20 ..................   5,250,000      5,692,103
 Beaver County IDA, PCR, Ohio Edison Co., Beaver Valley Project, Series A, 7.75%, 9/01/24 ..  14,250,000     15,056,123
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
 6.30%, 7/01/08 ............................................................................   9,600,000     10,319,904
 6.375%, 7/01/18 ...........................................................................  10,740,000     11,399,436
 Pre-Refunded, 8.875%, 7/01/18 .............................................................   3,000,000      3,082,890
 Delaware County IDA Revenue, Refunding, Philadelphia Electric,
 Series 1991, 7.375%, 4/01/21 ..............................................................   6,500,000      7,052,500
 Delaware River Port Authority Revenue, Pennsylvania and New Jersey,
 Series 1995, FGIC Insured, 5.50%, 1/01/26 .................................................   5,000,000      5,127,600
 Delaware Valley Regional Finance Authority, Local Government Revenue,
 Series B, AMBAC Insured, 5.60%, 7/01/17 ...................................................   5,000,000      5,315,650
 Lancaster County Solid Waste Management Authority, Resource Recovery
 System Revenue, Series A, Pre-Refunded, 8.50%, 12/15/10 ...................................  22,500,000     23,059,350
 Lehigh County IDA, PCR, Refunding, Pennsylvania Power and Light Co. Project,
 Series A, MBIA Insured, 6.15%, 8/01/29 ....................................................   4,000,000      4,324,480
 Montgomery County Higher Education and Health Authority, Hospital Revenue,
 Pre-Refunded, Jeanes Health System Project,  8.75%, 7/01/20 ...............................   5,500,000      6,106,980
 Pennsylvania EDA, Financing Authority Revenue, Macmillan, L.P. Project, 7.60%, 12/01/20 ...   5,000,000      5,445,650
 Pennsylvania EDA, Financing Resources Recovery Revenue,
 Colver Project, Series D, 7.125%, 12/01/15 ................................................  13,500,000     15,011,190
 Pennsylvania State Financial Authority Revenue, Refunding, Municipal
 Capital Improvements Program, 6.60%, 11/01/09 .............................................  33,280,000     36,450,253
 Pennsylvania State HFA,
 Refunding, Rental Housing, FGIC Insured, 6.40%, 7/01/12 ...................................  10,590,000     11,299,318
 SFM, Series 1991, 7.15%, 4/01/15 ..........................................................   3,635,000      3,851,828
 Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
 Lycoming College, Pre-Refunded,  8.375%, 10/01/18 .........................................   2,000,000      2,075,680
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement,
 Series B, MBIA Insured, 8.00%, 11/01/09 ...................................................   4,445,000      4,656,626
 Philadelphia Gas Works Revenue,
 Series 13, Pre-Refunded, 7.70%, 6/15/21 ...................................................   2,850,000      3,179,090
 Series A, 6.375%, 7/01/26 .................................................................   3,950,000      4,147,026
 Philadelphia GO, Refunding, Series A, 11.50%,
 8/01/98 ...................................................................................   1,545,000      1,570,894
 8/01/99 ...................................................................................   2,400,000      2,595,000
 8/01/00 ...................................................................................   1,000,000      1,140,230
 Philadelphia Hospital and Higher Education Facilities Authority Revenue,
 Albert Einstein Medical Center, 7.50%, 4/01/99 ............................................   3,955,000      4,057,790
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.30%, 1/01/18 ........   3,330,000      3,281,782
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.35%, 1/01/23 ........   5,780,000      5,686,248
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.375%, 1/01/28 .......   3,765,000      3,701,635
 Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
 Temple University Hospital, 5.875%, 11/15/23 ..............................................   5,000,000      5,128,150
 Philadelphia Housing RDA Revenue, Sub-Series 2-B, 8.625%, 8/01/26 .........................   3,690,000      3,741,918
 Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.50%, 5/01/01 .................   1,000,000      1,047,930
 Philadelphia School District, Series B, AMBAC Insured, 5.375%, 4/01/19 ....................   7,000,000      7,016,800
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ......................  10,790,000     12,198,095
 South Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial
 Hospital Project, Series A, MBIA Insured,  5.75%, 7/01/26 .................................   5,000,000      5,198,450
 Westmoreland County IDA Revenue, Refunding, Citizens General Hospital Project,
 Series A, 8.25%, 7/01/13 ..................................................................   3,000,000      3,044,670
                                                                                                              ---------
                                                                                                            248,771,124
                                                                                                              ---------
 BONDS (CONT.)
 PUERTO RICO 1.0%
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 7/01/36,
 5.00%...................................................................................... $59,000,000   $ 55,377,990
 5.50%......................................................................................   7,000,000      7,235,900
 Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 .....   3,200,000      3,413,120
 Puerto Rico Electric Power Authority Revenue, Refunding, Pre-Refunded,
 Series M, 8.00%, 7/01/08...................................................................   2,000,000      2,053,240
 Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 8.25%, 7/01/08 ..............   5,000,000      5,134,600
                                                                                                              ---------
                                                                                                             73,214,850
                                                                                                              ---------
 RHODE ISLAND 1.4%
 Providence Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 .....................   9,900,000     11,124,729
 Rhode Island Clean Water Financial Agency Revenue, Drinking Water Providence,
 Series A, AMBAC Insured, 6.70%, 1/01/15 ...................................................   2,200,000      2,446,312
 Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
 Series 2, 7.75%, 4/01/22...................................................................   1,895,000      1,981,981
 Series 10-A, 6.50%, 10/01/22 ..............................................................  20,200,000     21,427,958
 Series 10-A, 6.50%, 4/01/27 ...............................................................  13,085,000     13,859,239
 Series 13, 6.70%, 10/01/15 ................................................................   7,400,000      7,986,376
 Series 13, 6.85%, 4/01/27 .................................................................   3,705,000      4,007,328
 Series 15-A, 6.85%, 10/01/24 ..............................................................  15,000,000     16,076,700
 Series 16-A, 6.375%, 10/01/26..............................................................   2,720,000      2,877,787
 Series 17-A, 6.25%, 4/01/17 ...............................................................   2,320,000      2,442,728
 Rhode Island Port Authority and Economic Development Corp., Refunding,
 Shepard Building Project, Series B, AMBAC Insured,
  Pre-Refunded, 6.75%, 6/01/25 .............................................................   3,000,000      3,400,830
 Rhode Island State Health and Educational Building Corp. Revenue,
 Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 ..........................   3,000,000      3,351,150
 Roger William Realty, Elmhurst Nursing Home, FHA Insured, 7.50%, 8/01/29 ..................     940,000        978,634
 St. Antoine Residence, 6.70%, 11/15/12 ....................................................   2,320,000      2,515,553
 St. Antoine Residence, 6.75%, 11/15/18 ....................................................   2,750,000      2,973,163
                                                                                                              ---------
                                                                                                             97,450,468
                                                                                                              ---------
 SOUTH CAROLINA 1.1%
 Berkeley County School District COP, Berkeley School Facilities Group, Inc.,
 AMBAC Insured, 6.30%, 2/01/16 .............................................................   1,800,000      1,952,784
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding,
 6.55%, 1/01/16 ............................................................................  18,115,000     18,154,310
 6.60%, 1/01/21 ............................................................................  25,505,000     25,562,131
 Series A, 5.75%, 1/01/24 ..................................................................   3,150,000      3,149,685
 Series A, AMBAC Insured, 5.75%, 1/01/24 ...................................................   5,050,000      5,051,768
 Richland County PCR, Refunding, Union Camp Corp. Project, Series C, 6.55%, 11/01/20 .......   3,000,000      3,245,550
 South Carolina State Housing, Finance and Development Authority, Mortgage
 Revenue, Series A-2, AMBAC Insured, 5.80%, 7/01/27 ........................................   6,405,000      6,669,078
 South Carolina State Public Service Authority Revenue, Refunding, Series A,
 AMBAC Insured 6.375%, 7/01/21 .............................................................  12,765,000     13,558,728
 Spartanburg County Health Services District, Inc., Hospital Revenue, Series A,
 MBIA Insured, 5.50%, 4/15/27 ..............................................................   3,000,000      3,034,320
                                                                                                              ---------
                                                                                                             80,378,354
                                                                                                              ---------
 SOUTH DAKOTA .4%
 Lawrence County PCR, Refunding, Black Hills Power and Light Co. Project, 6.70%, 6/01/10 ...   5,000,000      5,425,950
 South Dakota State HDA, Homeownership Mortgage,
 Series A, 6.30%, 5/01/17 ..................................................................   4,130,000      4,355,828
 Series A, 7.15%, 5/01/27 ..................................................................  10,580,000     11,165,920
 Series B, 7.10%, 5/01/17 ..................................................................   3,115,000      3,292,088
 Series D, 6.65%, 5/01/14 ..................................................................   3,480,000      3,771,102
 Series G, 7.125%, 5/01/14 .................................................................   3,435,000      3,769,844
                                                                                                              ---------
                                                                                                             31,780,732
                                                                                                              ---------
 TENNESSEE .8%
 Franklin IDB, MFHR, Refunding, Landings Apartment Project, Series
 A, FSA Insured, 6.00%, 10/01/26 ...........................................................   2,000,000      2,091,200
 Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
 6.125%, 8/01/05 ...........................................................................   2,515,000      2,619,750
 6.30%, 8/01/07 ............................................................................   1,000,000      1,048,370

 BONDS (CONT.)
 TENNESSEE (CONT.)
 Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA Secured,
 East Towne Village Project, 8.20%, 7/01/28 ................................................ $ 4,750,000    $ 4,930,833
 Memphis-Shelby County Airport Authority, Special Facilities and Project
 Revenue, Federal Express Corp.,
 7.875%, 9/01/09 ...........................................................................  14,690,000     16,431,940
 6.75%, 9/01/12 ............................................................................   6,520,000      7,111,234
Metropolitan Government Nashville & Davidson County, Health and Educational
 Board Revenue, Multi Modal Health Facility,
  Asset Guaranty Insurance Co. Insured, 5.50%, 5/01/23 .....................................     995,000      1,002,612
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..   1,940,000      2,091,572
 Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ...................   1,990,000      2,164,523
 Nashville and Davidson County Revenue, IDB, Refunding & Improvement,
 Osco Treatment, Inc., 6.00%, 5/01/03.......................................................   5,000,000      5,209,350
bShelby County Health Educational and Housing Facility Board Hospital Revenue,
 MBIA Insured, 5.00%, 4/01/18 ..............................................................   5,000,000      4,810,650
 Tennessee HDA, Homeownership Program,
 Series 1992, 6.80%, 7/01/17 ...............................................................   2,360,000      2,502,780
 Series P, 7.70%, 7/01/16 ..................................................................   4,580,000      4,734,438
 Tennessee State Local Development Authority Revenue, Community Provider
 Pooled Loan Program, 6.45%, 10/01/14 ......................................................   2,275,000      2,451,790
                                                                                                              ---------
                                                                                                             59,201,042
                                                                                                              ---------
 TEXAS 6.7%
 Austin Combined Utility System Revenue, Series A, Pre-Refunded, 8.00%, 11/15/16 ...........  18,100,000     19,981,857
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ....................  11,310,000     12,259,361
 Bexar County Health Facilities Development Corp. Revenue, FSAInsured,
 Incarnate Word Facility, 6.00%, 11/15/15...................................................   4,500,000      4,806,045
 Refunding, Incarnate Word Health Services, 6.10%, 11/15/23 ................................   8,300,000      8,926,484
 Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 ......................   1,725,000      1,800,745
 Bexar Metropolitan Water District, Water Works Systems Revenue, Refunding,
 MBIA Insured, 5.875%, 5/01/22..............................................................   5,000,000      5,225,250
 Brazos River Authority, Collateralized, PCR, Texas Utilities Electric Co. Project, Series A,
 8.25%, 1/01/19 ............................................................................  15,000,000     15,650,250
 bRefunding, AMBAC Insured, 5.55%, 5/01/33 .................................................  23,965,000     24,027,069
 Brazos River Authority Revenue, Refunding, Houston Industries Inc. Project,
 Series C,  AMBAC Insured, 5.125%, 5/01/19 .................................................  12,000,000     11,765,520
 Dallas-Fort Worth International Airport Facilities, Improvement Corp.
 Revenue, American Airlines, Inc.,
 8.00%, 11/01/24 ...........................................................................  99,000,000    107,863,470
 Refunding, 6.00%, 11/01/14 ................................................................  29,400,000     31,188,990
 El Paso HFC, SFMR, Series A, 8.75%, 10/01/11 ..............................................   4,325,000      4,672,990
 Fort Worth Higher Education Financial Corp., Higher Education Revenue,
 Texas Christian University Project, 5.00%, 3/15/27 ........................................   4,000,000      3,761,520
 Grand Prairie Health Facilities Development Corp., Hospital Revenue,  Refunding,
 Dallas/Ft. Worth Medical Center Project, AMBAC Insured, 6.875%, 11/01/10 ..................   2,700,000      3,066,714
 Gulf Coast Waste Disposal Authority, Environmental Improvement Revenue,
 Refunding, UXS Corp. Projects, 5.50%, 9/01/17 .............................................   3,250,000      3,242,038
 Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 .....................  20,250,000     22,010,130
 Harris County Toll Road Revenue, Multiple Mode, Senior Lien, Pre-Refunded, Series D,
 8.25%, 8/15/07 ............................................................................   4,000,000      4,167,480
 8.30%, 8/15/17 ............................................................................   5,000,000      5,210,000
 Houston Water and Sewer System Revenue, Refunding,
 Junior Lien, Series A, MBIA Insured, Pre-Refunded, 6.20%, 12/01/20 ........................  22,500,000     24,854,625
 Series B, 6.375%, 12/01/14 ................................................................  21,000,000     22,447,740
 Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ..........................................      20,000         20,201
 Lower Neches Valley Authority IDC Revenue, Refunding,
 Mobil Oil Refunding Corp., 5.55%, 3/01/33 .................................................   2,500,000      2,499,775
 Lubbock HFC, SFMR, Refunding, MBS Program, Series A, GNMA Secured, 6.125%, 12/01/17 .......   1,000,000      1,053,380
 Matagorda County Navigation District No. 1, PCR, Collateralized, Refunding,
 Central Power and Light Co. Project, MBIA Insured, 6.10%, 7/01/28 .........................  25,300,000     26,479,233
 Houston Lighting and Power Co., 6.00%, 7/01/28 ............................................  19,200,000     20,013,312
 Houston Lighting and Power Co., Series A, AMBAC Insured, 6.70%, 3/01/27 ...................   5,500,000      5,934,170
 Matagorda County Navigation District No. 1 Revenue, Refunding, Houston
 Industries Inc. Project, Series A, MBIA Insured, 5.25%,
  11/01/29 .................................................................................   7,500,000      7,199,100
 Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ..........................................   1,010,000      1,042,704
 North Central Health Facilities Development Corp. Revenue, Health Resources
 Systems, Series B, MBIA Insured, 5.125%, 2/15/22 ..........................................   5,985,000      5,796,652
 Nueces River Authority Environmental Improvement Revenue, Refunding,
 Asarco Inc. Project, 5.60%, 1/01/27 .......................................................   4,000,000      4,006,440

 BONDS (CONT.)
 TEXAS (CONT.)
 Port Corpus Christi Industrial Development Corp. Revenue, Refunding, Valero, 5.40%, 4/01/18,
 Series B................................................................................... $ 4,000,000    $ 3,937,480
 Series C...................................................................................   6,000,000      5,906,220
 Red River Pollution Control Authority, Refunding, West Texas Utilities
 Co. Project, MBIA Insured, 6.00%, 6/01/20 .................................................   5,000,000      5,318,350
 Sabine River Authority PCR, Refunding,
 Southwestern Electric Power Co., MBIA Insured, 6.10%, 4/01/18 .............................   4,000,000      4,282,080
 Texas Utilities Electric Co. Project, 6.55%, 10/01/22 .....................................   7,700,000      8,325,086
 San Antonio Electric and Gas Revenue, Refunding, 5.50%, 2/01/20 ...........................  10,000,000     10,260,100
 San Antonio Water Revenue, Senior Lien, MBIA Insured,
 6.50%, 5/15/10 ............................................................................   2,795,000      3,043,336
 Pre-Refunded, 6.50%, 5/15/10 ..............................................................   1,440,000      1,574,640
 Tarrant County Health Facilities Development Corp., Health Services Revenue, Texas Health
 Resources System, Series A,  MBIA Insured, 5.00%, 2/15/26 .................................  10,000,000      9,454,500
 Tarrant County Health Facilities Development Corp., Hospital Revenue,
 Ft. Worth Osteopathic Hospital, MBIA Insured, 5.25%, 5/15/28 ..............................   5,010,000      4,877,035
 Texas Housing Agency, Residential Development Mortgage Revenue, Series D, 8.35%,
 1/01/08 ...................................................................................   1,335,000      1,399,334
 7/01/08 ...................................................................................   2,885,000      3,024,028
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ...............   2,500,000      2,657,450
 Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 ..........................   2,365,000      2,456,715
 Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 .............................   3,735,000      4,082,019
 Tyler Health Facilities Development Corp., Hospital Revenue, Refunding, East Texas
  Medical Center Project, Series A, MBIA Insured, 5.50%, 11/01/17 ..........................   1,735,000      1,763,055
                                                                                                              ---------
                                                                                                            483,334,673
                                                                                                              ---------
 U.S. TERRITORIES .1%
 Virgin Islands HFA Mortgage Revenue, Series B, GNMA Secured, Pre-Refunded, 8.10%, 12/01/18      690,000        720,312
bVirgin Islands Public Financing Authority Revenue, Refunding, Subordinated Lien,
 Fund Loan Notes, Series D, 5.50%,
 10/01/01...................................................................................   1,755,000      1,773,708
 10/01/02...................................................................................   1,700,000      1,716,320
 10/01/03...................................................................................   1,850,000      1,867,002
                                                                                                              ---------
                                                                                                              6,077,342
                                                                                                              ---------
 UTAH 1.3%
 Carbon County, Solid Waste Disposal Revenue, Refunding, Laidlaw, Inc. Project,
 Series A, 7.50%, 2/01/10 ..................................................................   5,050,000      5,709,278
 Intermountain Power Agency, Power Supply Revenue,
 Refunding, Series A, 6.15%, 7/01/14 .......................................................  25,000,000     27,150,500
 Refunding, Series B, 7.75%, 7/01/20 .......................................................  34,805,000     35,696,704
 Second Crossover, Series 86-C, 5.75%, 7/01/20 .............................................   5,500,000      5,502,145
 Salt Lake City College Revenue, Westminster College Project,
 5.70%, 10/01/17 ...........................................................................   1,000,000      1,008,530
 5.75%, 10/01/27 ...........................................................................   1,000,000      1,010,070
 Utah State HFA, Refunding, Series A, 6.50%, 5/01/19 .......................................   2,945,000      3,078,261
 Utah State HFA, SFM,
 Refunding, 6.80%, 1/01/12 .................................................................   1,590,000      1,694,129
 Series A, 8.50%, 7/01/19 ..................................................................     355,000        364,177
 Series B, 6.55%, 7/01/19 ..................................................................   3,450,000      3,712,338
 Series B, 6.55%, 7/01/26 ..................................................................   3,655,000      3,901,676
 Series C-1, 6.80%, 7/01/12 ................................................................     255,000        271,700
 Series C-1, 8.375%, 7/01/19 ...............................................................   1,880,000      1,888,742
 Series D, 8.60%, 7/01/19 ..................................................................     295,000        295,738
 Series E-1, 6.65%, 7/01/20 ................................................................   2,510,000      2,680,404
 Series G-1, 8.10%, 7/01/16 ................................................................     860,000        882,326
                                                                                                              ---------
                                                                                                             94,846,718
                                                                                                              ---------
 VERMONT .1%
 Vermont HFA, SF, Series 5, 7.00%, 11/01/27 ................................................   9,400,000     10,090,148

 BONDS (CONT.)
 VIRGINIA .5%
 Danville IDA Revenue, Regional Medical Center, FGIC Insured, 6.50%,
 10/01/19................................................................................... $ 5,885,000    $ 6,433,305
 10/01/24...................................................................................   5,840,000      6,384,113
 Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, 6.00%, 8/01/15    7,250,000      7,662,598
 Richmond Public Utility Revenue, Refunding, Series A, 5.125%, 1/15/28 .....................   5,510,000      5,302,328
 Virginia State HDA, Commonwealth Mortgage,
 Series C, Sub-Series C-6, 6.25%, 1/01/15 ..................................................   5,120,000      5,354,547
 Series H, Sub-Series H-2, 6.55%, 1/01/17 ..................................................   4,755,000      5,134,687
                                                                                                              ---------
                                                                                                             36,271,578
                                                                                                              ---------
 WASHINGTON 2.5%
 Chelan County PUD No. 1, Cheland Hydro Consolidated System Revenue,
 Series A, 5.65%, 7/01/32...................................................................   5,000,000      5,040,750
 Pierce County EDC, Refunding, Solid Waste-Steilacoom Revenue, 6.60%, 8/01/22 ..............  32,480,000     34,491,811
 Port Moses Lake Public Corp., Washington PCR, Union Carbide Corp.,
 7.50%, 8/01/04 ............................................................................   2,100,000      2,100,588
 7.875%, 8/01/06 ...........................................................................   1,000,000      1,030,260
 SeaTac GO, Series 1994, 6.50%, 12/01/13 ...................................................   2,760,000      3,025,015
 Seattle Municipality, Metropolitan Seattle Sewer Revenue,
 Refunding, Series V, 6.20%, 1/01/32 .......................................................   9,680,000     10,080,849
 Series W, MBIA Insured, 6.25%, 1/01/21 ....................................................   2,500,000      2,660,350
 Seattle Special Obligation, Chinatown International District, 5.90%, 8/01/26 ..............   4,810,000      5,003,410
 Snohomish County USD No. 6, 6.50%, 12/01/11 ...............................................   7,000,000      7,995,540
 University of Washington Alumni Association, Lease Revenue, Medical
 Center Roosevelt II, 6.30%, 8/15/14 .......................................................   4,000,000      4,369,400
 Washington State Public Power Supply System Revenue,
 Nuclear Project No. 1, Refunding, Series A,
 6.05%, 7/01/12 ............................................................................  35,355,000     37,540,293
 MBIA Insured, 6.25%, 7/01/17 ..............................................................  19,965,000     21,237,769
 Washington State Public Power Supply System Revenue, Nuclear Project No. 2, Series A,
 6.25%, 7/01/12 ............................................................................   3,200,000      3,436,512
 Refunding, 6.00%, 7/01/09 .................................................................  18,330,000     19,731,878
 Refunding, 6.30%, 7/01/12 .................................................................   7,700,000      8,598,051
 Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
 Refunding, Series B, 5.50%, 7/01/18 .......................................................  10,050,000     10,053,819
                                                                                                             ----------
                                                                                                            176,396,295
                                                                                                             ----------
 WEST VIRGINIA .8%
 Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
 6.50%, 4/01/25 ............................................................................   3,500,000      3,790,920
 Refunding, 5.40%, 5/01/25 .................................................................  10,000,000      9,787,200
 Putnam County PCR, Refunding, FMC Corp. Project, 5.625%, 10/01/13 .........................   1,700,000      1,733,609
 Taylor County PCR, Union Carbide Corp., 7.625%, 8/01/05 ...................................   2,400,000      2,802,240
 West Virginia State Hospital Financing Authority Revenue, Refunding &
 Improvement, Logan General Hospital  Project, 7.25%, 7/01/20..............................    7,000,000      6,894,440
 West Virginia State Housing Development Fund, Housing Finance, Series D,
 7.00%, 5/01/17 ............................................................................   6,000,000      6,412,800
 7.05%, 11/01/24 ...........................................................................   9,000,000      9,635,130
 West Virginia State, Series A, FGIC Insured, 5.20%, 11/01/26 ..............................  10,000,000      9,796,100
 West Virginia State Water Development Authority Revenue, Loan Program II,
 Series A, Pre-Refunded, 8.625%, 11/01/28 ..................................................   5,000,000      5,215,100
                                                                                                              ---------
                                                                                                             56,067,539
                                                                                                              ---------
 WISCONSIN 1.0%
 Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ................................   2,200,000      2,323,376
 Madison Industrial Gas and Electric Co. Project, Series A, 6.75%, 4/01/27 .................   4,220,000      4,567,179
 Wisconsin Housing and EDA, Homeownership Revenue,
 Refunding, Series A, 6.10%, 11/01/10 ......................................................   9,190,000      9,799,481
 Series 1, 6.75%, 9/01/15 ..................................................................  10,230,000     10,944,361
 Series 1, 6.75%, 9/01/17 ..................................................................   3,000,000      3,203,700
 Series A, 6.90%, 3/01/16 ..................................................................   1,985,000      2,174,925
 Series A, 6.45%, 3/01/17 ..................................................................   5,500,000      5,867,565
 Series A, 7.10%, 3/01/23 ..................................................................  10,580,000     11,289,389
 Series B, 7.05%, 11/01/22 .................................................................   3,000,000      3,214,140

 BONDS (CONT.)
 WISCONSIN (CONT.)
 Wisconsin State Health and Educational Facilities Authority Revenue, Mercy Health Systems
 Corp., AMBAC Insured, 6.125%,
 8/15/13 ................................................................................... $ 6,500,000    $ 7,006,805
 8/15/17 ...................................................................................   7,500,000      8,033,250
                                                                                                              ---------
                                                                                                             68,424,171
                                                                                                              ---------
 WYOMING .3%
 Wyoming CDA, Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ........................  11,540,000     12,088,842
 Wyoming CDA, MF Mortgage, Series A,
 6.90%, 6/01/12 ............................................................................   1,425,000      1,490,849
 6.95%, 6/01/24 ............................................................................   3,530,000      3,707,487
 Wyoming CDA, SFM,
 Series A, 7.25%, 6/01/21 ..................................................................   2,500,000      2,696,724
 Series G, 7.375%, 6/01/17 .................................................................   1,295,000      1,369,902
                                                                                                              ---------
                                                                                                             21,353,804
 Total Bonds (Cost $6,377,095,789)..........................................................              6,819,855,407
                                                                                                          -------------

 ZERO COUPON BONDS 2.1%
 Calcasieu Parish, Louisiana, Memorial Hospital Service District Revenue, Lake Charles
 Parish Memorial Hospital Project,  Series A, 12/01/22 .....................................  11,040,000      7,261,338
 Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 ..................................  10,705,000      4,867,884
 Coldwater, Michigan, Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ...............   5,935,000      1,967,214
 Colorado Springs Airport Revenue, Series C,
 1/01/03 ...................................................................................   1,660,000      1,305,921
 1/01/05....................................................................................   1,610,000      1,127,836
 1/01/07....................................................................................   1,675,000      1,039,353
 1/01/08 ...................................................................................     800,000        465,391
 1/01/11....................................................................................   1,450,000        693,811
 Cook County, Illinois, Community Consolidated School District No. 54, Schaumburg Township,
 Series B, FGIC Insured, Pre-Refunded,
 1/01/07 ...................................................................................   3,505,000      2,222,905
 1/01/08 ...................................................................................   4,800,000      2,848,655
 1/01/09 ...................................................................................   4,380,000      2,430,111
 1/01/10 ...................................................................................   5,760,000      2,994,853
 Florida State Mid-Bay Bridge Authority Revenue, Series A, Senior Lien, AMBAC Insured,
 10/01/23...................................................................................   5,000,000      1,266,100
 10/01/24...................................................................................   3,000,000        715,980
 Harrison, Michigan, Community Schools, AMBAC Insured, 5/01/20 .............................   6,000,000      1,621,200
 Jefferson County, Kentucky, Capital Projects Corp., Lease Revenue, Refunding, Series A,
 8/15/07 ...................................................................................   1,640,000      1,059,013
 8/15/08 ...................................................................................   4,505,000      2,719,938
 8/15/09....................................................................................   4,580,000      2,595,393
 8/15/10....................................................................................   4,620,000      2,474,611
 8/15/13....................................................................................   6,825,000      3,138,475
 8/15/14 ...................................................................................   6,860,000      2,950,965
 8/15/16....................................................................................   7,005,000      2,682,984
 8/15/17....................................................................................   7,115,000      2,576,056
 Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue,
 McCormick Place Expansion Project,  Series A, FGIC Insured,
 6/15/08 ...................................................................................   8,500,000      5,209,990
 6/15/09 ...................................................................................  11,000,000      6,389,020
 6/15/10 ...................................................................................   8,000,000      4,372,880
 6/15/11 ...................................................................................   9,690,000      4,974,942
 6/15/12....................................................................................     250,000        209,924
 Pre-Refunded, 6/15/12 .....................................................................  11,550,000     10,081,994
 Miami, Dade County Special Obligation, Series B, Subordinated Lien, MBIA Insured,10/01/34 .   5,500,000        736,120
 Owensboro, Kentucky, Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ...   5,250,000      3,330,284

 Zero Coupon Bonds (cont.)
 San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue,
 Refunding, Series A, 1/15/21 .............................................................. $50,000,000   $ 31,694,500
 Senior Lien, Pre-Refunded, 1/01/23 ........................................................   7,000,000      1,932,000
 Shreveport, Louisiana, Water and Sewer Revenue, Series B, FGIC Insured,
 12/01/07...................................................................................     490,000        289,912
 12/01/08 ..................................................................................   2,530,000      1,396,686
 12/01/09 ..................................................................................   4,080,000      2,106,300
 12/01/10...................................................................................   5,630,000      2,711,914
 Spring, Texas, ISD, Refunding, FGIC Insured, Pre-Refunded, 8/15/08 ........................   7,000,000      3,507,140
 University of Illinois Revenues, AMBAC Insured, 4/01/10 ...................................  14,250,000      7,869,420
 Washington State Public Power Supply System Revenue, Nuclear Project No. 3, Refunding, Series B,
 Nuclear Project No. 2, Series A, 7/01/13 ..................................................  11,000,000      4,919,860
 Nuclear Project No. 3, Series B, 7/01/12 ..................................................   6,400,000      3,039,423
 Nuclear Project No. 3, Series B, 7/01/14 ..................................................  15,000,000      6,312,300
                                                                                                            -----------
 Total Zero Coupon Bonds (Cost $104,239,858)................................................                154,110,596
                                                                                                            -----------
 Total Long Term Investments (Cost $6,481,335,647) .........................................              6,973,966,003

aShort Term Investments .1%
 Burke County Development Authority, PCR, Georgia Power Co. Vogtle, Fourth Series,
 Daily VRDN and Put, 4.05%, 9/01/25 ........................................................   2,900,000      2,900,000
 New York City Municipal Water Financing Authority, Water and Sewer Systems Revenue,
 Series C, FGIC Insured, Daily VRDN and Put,  4.20%, 6/15/23 ...............................     200,000        200,000
 Northeastern Hospital and Educational Authority Health Care Revenue, Wyoming Valley Health Care,
  Series A, Refunding, AMBAC Insured, Weekly VRDN and Put, 4.10%, 1/01/24 ..................   1,100,000      1,100,000
 Uinta County PCR, Refunding, Chevron USA Inc. Proj., Letter of Credit from
 Chevron Corp., Daily VRDN and Put, 4.10%, 8/15/20 .........................................   2,400,000      2,400,000
                                                                                                         --------------
 Total Short Term Investments (Cost $6,600,000) ............................................                  6,600,000
                                                                                                         --------------
 Total Investments (Cost $6,487,935,647) 97.5% .............................................              6,980,566,003
 Other Assets, less Liabilities 2.5% .......................................................                177,589,587
                                                                                                        ---------------
 Net Assets 100.0% .........................................................................             $7,158,155,590
                                                                                                        ===============

See glossary of terms on page 39.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN FEDERAL TAX-FREE INCOME FUND Statement of Investments, April 30, 1998 (cont.)

 Glossary of Terms
 AMBAC  - American Municipal Bond Assurance Corp.
 BIG    - Bond Investors Guaranty Insurance Co. (Acquired by MBIA in 1989 and no
          longer does business under this name.)
 CDA    - Community Development Authority/Agency
 COP    - Certificate of Participation
 CRDA   - Community Redevelopment Authority/Agency
 EDA    - Economic Development Authority
 EDC    - Economic Development Corp.
 EDR    - Economic  Development Revenue
 ETM    - Escrow to Maturity
 FGIC   - Financial Guaranty Insurance Co.
 FHA    - Federal Housing Authority/Agency
 FI/GML - Federally Insured or Guaranteed Mortgage Loans
 FSA    - Financial Security Assistance (Some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
 GNMA   - Government National Mortgage Association
 GO     - General Obligation
 HDA    - Housing Development Authority/Agency
 HFA    - Housing Finance Authority/Agency
 HFC    - Housing Finance Corp.
 IDA    - Industrial Development Authority/Agency
 IDB    - Industrial Development Board
 IDC    - Industrial Development Corp.
 IDBR   - Industrial Development Board Revenue
 IDR    - Industrial Development Revenue
 IPC    - Industrial Pollution Control
 ISD    - Independent School District
 L.P.   - Limited Partnership
 MBIA   - Municipal Bond Investors Assurance Corp.
 MBS    - Mortgage-Backed Securities
 MF     - Multi-Family
 MFHR   - Multi-Family Housing Revenue
 MFMR   - Multi-Family Mortgage Revenue
 MFR    - Multi-Family Revenue
 MTA    - Metropolitan Transit Authority
 PCR    - Pollution Control Revenue
 PUD    - Public Utility District
 RDA    - Redevelopment Authority/Agency
 RMR    - Residential Mortgage Revenue
 SF     - Single Family
 SFM    - Single Family Mortgage
 SFMR   - Single Family Mortgage Revenue
 SFR    - Single Family Revenue
 USD    - Unified School District


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1998

Assets:
 Investments in securities, at value (cost $6,487,935,647)                                   $6,980,566,003
 Cash                                                                                            54,436,058
 Receivables:
Investment securities sold                                                                       87,160,955
Capital shares sold                                                                               5,931,810
Interest                                                                                        128,792,746
                                                                                               ------------
Total assets                                                                                  7,256,887,572
                                                                                              -------------

Liabilities:
 Payables:
Investment securities purchased                                                                  81,326,565
Capital shares redeemed                                                                           4,225,826
Affiliates                                                                                        4,405,693
Shareholders                                                                                      8,447,610
 Other liabilities                                                                                  326,288
                                                                                             --------------
Total liabilities                                                                                98,731,982
                                                                                             --------------
 Net assets, at value                                                                        $7,158,155,590
                                                                                             ==============

Net assets consist of:
 Undistributed net investment income                                                            $ 5,570,212
 Net unrealized appreciation                                                                    492,630,356
 Accumulated net realized loss                                                                  (25,878,831)
 Capital shares                                                                               6,685,833,853
                                                                                             --------------
 Net assets, at value                                                                        $7,158,155,590
                                                                                             ==============
Class I:
 Net asset value per share ($7,022,960,760 / 573,422,438 shares outstanding)*                        $12.25
                                                                                             ==============
 Maximum offering price per share ($12.25 / 95.75%)                                                  $12.79
                                                                                             ==============
Class II:
 Net asset value per share ($135,194,830 / 11,042,906 shares outstanding)*                           $12.24
                                                                                             ==============
 Maximum offering price per share ($12.24 / 99%)                                                     $12.36
                                                                                             ==============



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


Statements of Operations (cont.)
for the year ended April 30, 1998

Investment income:
 Interest                                                          $447,218,775
                                                                 --------------
Expenses:
 Management fees (Note 3)                               $32,368,130
 Distribution fees (Note 3)
  Class I                                                 5,098,992
  Class II                                                  660,809
 Transfer agent fees (Note 3)                             2,646,361
 Custodian fees                                              74,874
 Reports to shareholders                                    778,124
 Registration and filing fees                               201,388
 Professional fees                                          127,345
 Directors' fees and expenses                               132,568
 Other                                                      274,853
                                                        -----------
Total expenses                                                       42,363,444
                                                                 --------------
 Net investment income                                              404,855,331
                                                                 --------------
Realized and unrealized gains:
 Net realized gain from investments                                  42,732,886
 Net unrealized appreciation on investments                         156,385,279
                                                                 --------------
Net realized and unrealized gain                                    199,118,165
                                                                 --------------
Net increase in net assets resulting from operations               $603,973,496
                                                                 ==============

Statements of Changes in Net Assets
for the years ended April 30, 1998 and 1997

                                                                1998           1997
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                         $ 404,855,331  $ 422,168,480
  Net realized gain (loss) from investments                        42,732,886     (3,427,474)
  Net unrealized appreciation on investments                      156,385,279     44,923,895
                                                                 ---------------------------
Net increase in net assets resulting from operations              603,973,496    463,664,901
 Distributions to shareholders from:
  Net investment income:
 Class I                                                         (396,082,048)  (418,463,139)
 Class II                                                          (5,046,130)    (2,758,091)
                                                             --------------------------------
 Total distributions to shareholders                             (401,128,178)  (421,221,230)
 Capital share transactions: (Note 2)
 Class I                                                          (83,120,865)  (149,230,534)
 Class II                                                          60,999,749     37,508,022
                                                             -------------------------------
 Total capital share transactions                                 (22,121,116)  (111,722,512)
Net increase (decrease) in net assets .                           180,724,202    (69,278,841)
Net assets:
 Beginning of year                                              6,977,431,388  7,046,710,229
                                                             -------------------------------
 End of year                                                   $7,158,155,590 $6,977,431,388
                                                             ===============================
Undistributed net investment income included in net assets
 End of year                                                      $ 5,570,212    $ 1,843,059
                                                             ===============================

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At April 30, 1998, there were 10 billion shares of no par value stock authorized, of which 3 billion each were designated as Class I and Class II. Transactions in the Fund's shares were as follows:

                                                                             Year Ended April 30,
                                                   ------------------------------------------------------------
                                                               1998                           1997
                                                   ------------------------------------------------------------
                                                      SHARES         AMOUNT            SHARES         AMOUNT
                                                   ------------------------------------------------------------
Class I Shares:
 Shares sold                                       114,214,913   $1,390,939,797      82,507,276   $ 981,902,405
 Shares issued in reinvestment of distributions     13,093,027      159,083,079      13,756,253     163,131,977
 Shares redeemed                                  (134,063,708)  (1,633,143,741)   (108,778,728) (1,294,264,916)
                                                  --------------------------------------------------------------
 Net decrease                                       (6,755,768)   $ (83,120,865)    (12,515,199) $ (149,230,534)
                                                  ==============================================================
Class II Shares:

 Shares sold                                         5,941,310     $ 72,517,830       3,562,296    $ 42,300,025
 Shares issued in reinvestment of distributions        259,109        3,154,246         144,321       1,713,499
 Shares redeemed                                    (1,202,566)     (14,672,327)       (546,174)     (6,505,502)
                                                  --------------------------------------------------------------
 Net increase                                        4,997,853     $ 60,999,749       3,160,443    $ 37,508,022
                                                  ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        ANNUALIZED FEE RATE                    MONTH-END NET ASSETS
        --------------------------------------------------------------------
            0.625%       First $100 million
            0.50%        Over $100 million, up to and including $250 million
            0.45%        Over $250 million, up to and including $10  billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to 0.10% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $977,359 and $23,704, respectively.

The Fund paid transfer agent fees of $2,646,361, of which $2,428,103 was paid to Investor Services.


4.  INCOME TAXES

At April 30, 1998, the Fund had tax basis capital losses of $25,878,831 which may be carried over to offset future capital gains. Such losses expire as follows:

 Capital loss carryovers expiring in: 2003.......        $22,451,357
                                      2005.......          3,427,474
                                                        -------------
                                                         $25,878,831
                                                        =============

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $492,630,356 was as follows:

        Unrealized appreciation.............         $498,531,208
        Unrealized depreciation.............           (5,900,852)
                                                     -------------
        Net unrealized appreciation.........         $492,630,356
                                                     =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1998 aggregated $1,014,522,038 and $1,095,776,729, respectively.

6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Independent Auditors' Report

To the Shareholders and Board of Directors
Of the Franklin Federal Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities of the Franklin Federal Tax-Free Income Fund, including the Fund's statement of investments as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
June 3, 1998

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Tax Information

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 1998.





Franklin Federal Tax-Free Income Fund
Annual Report
April 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Federal Tax-Free Income Fund based on total long-term investments as of 4/30/98.

AAA                         37.3%
AA                          13.9%
A                           20.0%
BBB                         25.8%
Below Investment Grade       3.0%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 4/30/98 for the Franklin Federal Tax-Free Income Fund.

Utilities                           25.2%
Housing                             13.8%
Prerefunded                         13.8%
Transportation                      12.7%
General Obligation                  9.1%
Hospitals                           8.1%
Industrial                          5.7%
Other Revenue                       4.1%
Education                           2.8%
Certificates of Participation       2.5%
Health Care                         1.5%
Tax Allocation                      0.6%
Sales Tax                           0.1%


GRAPHIC MATERIAL (3)

This map shows the top three state holdings of the Franklin Federal Tax-Free Income Fund based on total market value on 4/30/98.

New York                    17.2%
Illinois                     7.1%
Texas                        7.0%


GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund's Class I from 5/1/97 to 4/30/98.

May                          5.8 cents
June                         5.8 cents
July                         5.8 cents
August                       5.8 cents
September                    5.8 cents
October                      5.8 cents
November                     5.8 cents
December                     5.8 cents
January                      5.6 cents
February                     5.6 cents
March                        5.6 cents
April                        5.6 cents
Total                       68.8 cents

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund's Class I distribution rate of 5.25% and the taxable equivalent rate of 8.69% on 4/30/98.

GRAPHIC MATERIAL (6)

The following line graph compares the performance of the Franklin Federal Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/88 to 4/30/98.

     Date Franklin Federal Tax-Free   Lehman Brothers       CPI
             Income Fund-Class I       Municipal Bond
                                           Index
   5/1/88          9,572                10,000           10,000
  5/31/88          9,614      -0.29%     9,971    0.34%  10,034
  6/30/88          9,805       1.46%    10,117    0.43%  10,077
  7/31/88          9,847       0.65%    10,182    0.42%  10,119
  8/31/88          9,916       0.09%    10,191    0.42%  10,162
  9/30/88         10,148       1.81%    10,376    0.67%  10,230
 10/31/88         10,381       1.76%    10,559    0.33%  10,264
 11/30/88         10,269      -0.92%    10,461    0.08%  10,272
 12/31/88         10,441       1.02%    10,568    0.17%  10,289
  1/31/89         10,606       2.07%    10,787    0.50%  10,341
  2/28/89         10,537      -1.14%    10,664    0.41%  10,383
  3/31/89         10,510      -0.24%    10,638    0.58%  10,444
  4/30/89         10,729       2.37%    10,890    0.65%  10,511
  5/31/89         10,911       2.08%    11,117    0.57%  10,571
  6/30/89         11,036       1.36%    11,268    0.24%  10,597
  7/31/89         11,114       1.36%    11,421    0.24%  10,622
  8/31/89         11,076      -0.98%    11,310    0.16%  10,639
  9/30/89         11,028      -0.30%    11,276    0.32%  10,673
 10/31/89         11,127       1.22%    11,413    0.48%  10,724
 11/30/89         11,286       1.75%    11,613    0.24%  10,750
 12/31/89         11,387       0.82%    11,708    0.16%  10,767
  1/31/90         11,308      -0.47%    11,653    1.03%  10,878
  2/28/90         11,440       0.89%    11,757    0.47%  10,929
  3/31/90         11,410       0.03%    11,760    0.55%  10,990
  4/30/90         11,309      -0.72%    11,676    0.16%  11,007
  5/31/90         11,588       2.18%    11,930    0.23%  11,032
  6/30/90         11,692       0.88%    12,035    0.54%  11,092
  7/31/90         11,890       1.48%    12,213    0.38%  11,134
  8/31/90         11,671      -1.45%    12,036    0.92%  11,237
  9/30/90         11,641       0.06%    12,043    0.84%  11,331
 10/31/90         11,769       1.81%    12,261    0.60%  11,399
 11/30/90         12,004       2.01%    12,508    0.22%  11,424
 12/31/90         12,016       0.44%    12,563    0.00%  11,424
  1/31/91         12,211       1.34%    12,731    0.60%  11,493
  2/28/91         12,266       0.87%    12,842    0.15%  11,510
  3/31/91         12,333       0.04%    12,847    0.15%  11,527
  4/30/91         12,554       1.34%    13,019    0.15%  11,544
  5/31/91         12,644       0.89%    13,135    0.30%  11,579
  6/30/91         12,667      -0.10%    13,122    0.29%  11,613
  7/31/91         12,870       1.22%    13,282    0.15%  11,630
  8/31/91         12,995       1.32%    13,457    0.29%  11,664
  9/30/91         13,190       1.30%    13,632    0.44%  11,715
 10/31/91         13,270       0.90%    13,755    0.15%  11,733
 11/30/91         13,341       0.28%    13,794    0.29%  11,767
 12/31/91         13,606       2.15%    14,090    0.07%  11,775
  1/31/92         13,639       0.23%    14,123    0.15%  11,793
  2/29/92         13,650       0.03%    14,127    0.36%  11,835
  3/31/92         13,708       0.04%    14,132    0.51%  11,895
  4/30/92         13,837       0.89%    14,258    0.14%  11,912
  5/31/92         14,038       1.18%    14,426    0.14%  11,929
  6/30/92         14,240       1.68%    14,669    0.36%  11,972
  7/31/92         14,721       3.00%    15,109    0.21%  11,997
  8/31/92         14,526      -0.98%    14,961    0.28%  12,030
  9/30/92         14,537       0.65%    15,058    0.28%  12,064
 10/31/92         14,339      -0.98%    14,910    0.35%  12,106
 11/30/92         14,683       1.79%    15,177    0.14%  12,123
 12/31/92         14,905       1.02%    15,332   -0.07%  12,115
  1/31/93         15,087       1.16%    15,510    0.49%  12,174
  2/28/93         15,471       3.62%    16,072    0.35%  12,217
  3/31/93         15,403      -1.06%    15,901    0.35%  12,259
  4/30/93         15,524       1.01%    16,062    0.28%  12,294
  5/31/93         15,621       0.56%    16,152    0.14%  12,311
  6/30/93         15,872       1.67%    16,421    0.14%  12,328
  7/31/93         15,893       0.13%    16,443    0.00%  12,328
  8/31/93         16,160       2.08%    16,785    0.28%  12,363
  9/30/93         16,324       1.14%    16,976    0.21%  12,389
 10/31/93         16,356       0.19%    17,008    0.41%  12,440
 11/30/93         16,284      -0.88%    16,859    0.07%  12,448
 12/31/93         16,582       2.11%    17,214    0.00%  12,448
  1/31/94         16,721       1.14%    17,411    0.27%  12,482
  2/28/94         16,434      -2.59%    16,960    0.34%  12,524
  3/31/94         15,931      -4.07%    16,269    0.34%  12,567
  4/30/94         15,966       0.85%    16,408    0.14%  12,584
  5/31/94         16,082       0.87%    16,551    0.07%  12,593
  6/30/94         16,019      -0.61%    16,450    0.34%  12,636
  7/31/94         16,246       1.83%    16,751    0.27%  12,670
  8/31/94         16,308       0.35%    16,809    0.40%  12,721
  9/30/94         16,148      -1.47%    16,562    0.27%  12,755
 10/31/94         15,918      -1.78%    16,267    0.07%  12,764
 11/30/94         15,645      -1.81%    15,973    0.13%  12,781
 12/31/94         15,962       2.20%    16,324    0.00%  12,781
  1/31/95         16,367       2.86%    16,791    0.40%  12,832
  2/28/95         16,761       2.91%    17,280    0.40%  12,883
  3/31/95         16,897       1.15%    17,478    0.33%  12,926
  4/30/95         16,957       0.12%    17,499    0.33%  12,968
  5/31/95         17,353       3.19%    18,058    0.20%  12,994
  6/30/95         17,297      -0.87%    17,901    0.20%  13,020
  7/31/95         17,432       0.95%    18,071    0.00%  13,020
  8/31/95         17,598       1.27%    18,300    0.26%  13,054
  9/30/95         17,690       0.63%    18,415    0.20%  13,080
 10/31/95         17,916       1.45%    18,682    0.33%  13,123
 11/30/95         18,189       1.66%    18,993   -0.07%  13,114
 12/31/95         18,373       0.96%    19,175   -0.07%  13,105
  1/31/96         18,451       0.76%    19,321    0.59%  13,182
  2/29/96         18,378      -0.68%    19,189    0.32%  13,225
  3/31/96         18,213      -1.28%    18,944    0.52%  13,293
  4/30/96         18,200      -0.28%    18,891    0.39%  13,345
  5/31/96         18,219      -0.04%    18,883    0.19%  13,371
  6/30/96         18,408       1.09%    19,089    0.06%  13,379
  7/31/96         18,548       0.91%    19,263    0.19%  13,404
  8/31/96         18,561      -0.02%    19,259    0.19%  13,429
  9/30/96         18,797       1.40%    19,528    0.32%  13,472
 10/31/96         18,985       1.13%    19,749    0.32%  13,515
 11/30/96         19,270       1.83%    20,110    0.19%  13,541
 12/31/96         19,237      -0.42%    20,026    0.00%  13,541
  1/31/97         19,284       0.19%    20,064    0.32%  13,585
  2/28/97         19,460       0.92%    20,249    0.31%  13,627
  3/31/97         19,279      -1.33%    19,979    0.25%  13,661
  4/30/97         19,439       0.84%    20,147    0.12%  13,677
  5/31/97         19,682       1.51%    20,451   -0.06%  13,669
  6/30/97         19,877       1.07%    20,670    0.12%  13,685
  7/31/97         20,338       2.77%    21,243    0.12%  13,702
  8/31/97         20,218      -0.94%    21,043    0.19%  13,728
  9/30/97         20,449       1.19%    21,293    0.25%  13,762
 10/31/97         20,580       0.64%    21,430    0.25%  13,796
 11/30/97         20,695       0.59%    21,556   -0.06%  13,788
 12/31/97         20,963       1.46%    21,871   -0.12%  13,772
  1/31/98         21,126       1.03%    22,096    0.19%  13,798
  2/28/98         21,154       0.03%    22,103    0.19%  13,824
  3/31/98         21,199       0.09%    22,123    0.19%  13,850
  4/30/98         21,174      -0.45%    22,023    0.18%  13,875

Total            111.74%               120.23%           38.75%
Return


GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund's Class II distribution rate of 4.86% and the taxable equivalent rate of 8.05% on 4/30/98.

GRAPHIC MATERIAL (8)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund's Class II from 5/1/97 to 4/30/98.

May                          5.21 cents
June                         5.21 cents
July                         5.27 cents
August                       5.27 cents
September                    5.27 cents
October                      5.19 cents
November                     5.19 cents
December                     5.19 cents
January                      5.00 cents
February                     5.00 cents
March                        5.00 cents
April                        5.12 cents
Total                       61.92 cents

GRAPHIC MATERIAL (9)

The following line graph compares the performance of the Franklin Federal Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 4/30/98.

Date          Franklin Federal      Lehman Brothers     CPI
               Tax-Free Income      Municipal Bond
                Fund-Class II            Index

5/1/95                    9,898                       10,000
10,000
5/31/95    10,127          3.19%        10,319         0.20%       10,020
6/30/95    10,090         -0.87%        10,229         0.20%       10,040
7/31/95    10,163          0.95%        10,326         0.00%       10,040
8/31/95    10,254          1.27%        10,458         0.26%       10,066
9/30/95    10,303          0.63%        10,523         0.20%       10,086
10/31/95   10,430          1.45%        10,676         0.33%       10,120
11/30/95   10,574          1.66%        10,853        -0.07%       10,112
12/31/95   10,685          0.96%        10,957        -0.07%       10,105
1/31/96    10,725          0.76%        11,041         0.59%       10,165
2/29/96    10,677         -0.68%        10,966         0.32%       10,198
3/31/96    10,576         -1.28%        10,825         0.52%       10,251
4/30/96    10,557         -0.28%        10,795         0.39%       10,291
5/31/96    10,563         -0.04%        10,791         0.19%       10,310
6/30/96    10,667          1.09%        10,908         0.06%       10,316
7/31/96    10,743          0.91%        11,008         0.19%       10,336
8/31/96    10,745         -0.02%        11,005         0.19%       10,356
9/30/96    10,885          1.40%        11,159         0.32%       10,389
10/31/96   10,989          1.13%        11,286         0.32%       10,422
11/30/96   11,140          1.83%        11,492         0.19%       10,442
12/31/96   11,124         -0.42%        11,444         0.00%       10,442
1/31/97    11,146          0.19%        11,466         0.32%       10,475
2/28/97    11,233          0.92%        11,571         0.31%       10,508
3/31/97    11,134         -1.33%        11,417         0.25%       10,534
4/30/97    11,220          0.84%        11,513         0.12%       10,547
5/31/97    11,355          1.51%        11,687        -0.06%       10,540
6/30/97    11,461          1.07%        11,812         0.12%       10,553
7/31/97    11,722          2.77%        12,139         0.12%       10,565
8/31/97    11,648         -0.94%        12,025         0.19%       10,586
9/30/97    11,766          1.19%        12,168         0.25%       10,612
10/31/97   11,835          0.64%        12,246         0.25%       10,639
11/30/97   11,905          0.59%        12,318        -0.06%       10,632
12/31/97   12,044          1.46%        12,498        -0.12%       10,619
1/31/98    12,142          1.03%        12,627         0.19%       10,640
2/28/98    12,151          0.03%        12,631         0.19%       10,660
3/31/98    12,171          0.09%        12,642         0.19%       10,680
4/30/98    12,143         -0.45%        12,585         0.18%       10,699

Total Return  21.43%                      25.85%                      6.99%




                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                         PLEASE SIGN, DATE AND RETURN
                               YOUR PROXY TODAY

                 Please detach at perforation before mailing.


PROXY                                                                     PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                 FRANKLIN [NAME OF STATE] MUNICIPAL BOND FUND

                                JUNE 23, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, and Deborah R. Gatzek, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin [Name of State] Municipal Bond Fund (the "[Name of State] Fund") that the undersigned is entitled to vote at the [Name of State] Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 1:30 a.m., Pacific time on June 23, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                                Note:  Please sign exactly as
                                                your name appears on the
                                                proxy.  If signing for
                                                estates, trusts or
                                                corporations, title or
                                                capacity should be stated.
                                                If shares are held jointly,
                                                each holder must sign.



                                                ______________________________
                                                Signature



                                                ______________________________
                                                Signature



                                                ______________________________
                                                Date

                          (Please see reverse side)



                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY



                 Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN MUNICIPAL SECURITIES TRUST, ON BEHALF OF ITS SERIES, FRANKLIN [NAME OF STATE] MUNICIPAL BOND FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE FRANKLIN [NAME OF STATE] MUNICIPAL BOND FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN FEDERAL TAX-FREE INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.

   .                                        FOR    AGAINST     ABSTAIN
   1.    To approve an Agreement and
         Plan of Reorganization by          |_|        |_|        |_|
         Franklin Municipal Securities
         Trust, on behalf of its
         series, Franklin [Name of
         State] Municipal Bond Fund
         ("[Name of State] Fund") and
         Franklin Federal Tax-Free
         Income Fund, that provides for
         the acquisition of
         substantially all of the
         assets of [Name of State] Fund
         in exchange for shares of
         Franklin Federal Tax-Free
         Income Fund-Class A, the
         distribution of such shares to
         the shareholders of [Name of
         State] Fund, and the
         dissolution of [Name of State]
         Fund (the "Reorganization").

                                           GRANT               WITHHOLD
   2.    To vote upon any other busines
         which may legally come before      |_|                   |_|
         the Special Meeting or any
         adjournment thereof.




IMPORTANT:  PLEASE SIGN IN YOUR PROXY. . . TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


Part B
                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
                             Dated April 22, 1999


Acquisition of the Assets of the
FRANKLIN ARKANSAS MUNICIPAL BOND FUND,
FRANKLIN HAWAII MUNICIPAL BOND FUND and
FRANKLIN WASHINGTON MUNICIPAL BOND FUND
(each are series of Franklin Municipal Securities Trust)

By and in exchange for shares of the
FRANKLIN FEDERAL TAX-FREE INCOME FUND

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Franklin Arkansas Municipal Bond Fund, the Franklin Hawaii Municipal Bond Fund and the Franklin Washington Municipal Bond Fund (together, the Municipal Funds) for Class A shares of Franklin Federal Tax-Free Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

            1. Statement of Additional Information of Franklin Federal Tax-Free Income Fund dated September 1, 1998, as supplemented January 1, 1999

            2. Semi-Annual Report of Franklin Federal Tax-Free Income Fund for the fiscal period ended October 31, 1998.

            3. Annual Report of Franklin Municipal Securities Trust (relating to the Municipal Funds) for the fiscal year ended May 31, 1998.

            4. Semi-Annual Report of Franklin Municipal Securities Trust (relating to the Municipal Funds) for the fiscal period ended November 30, 1998.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Joint Prospectus/Proxy Statement dated April 22, 1999, relating to the above-referenced transaction. You can request a copy of the Joint Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Federal Tax-Free Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.


116 *SA
                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II


                        SUPPLEMENT DATED JANUARY 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                             DATED SEPTEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers three classes of shares: Class A, Class B and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following is added to the "Officers and "Directors" section:

As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 68 Class A shares, or less than 1% of the total outstanding Class A shares of the fund.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?," is replaced with the following:

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV.   In the section "The Rule 12b-1 Plans," found under "The Fund's
Underwriter,"

(a) the first sentence is replaced with the following:

Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

(b) the following paragraphs are added after the section "The Class I Plan":

THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.50% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

(c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

V. Under "Miscellaneous Information,"

(a) the seventh paragraph is replaced with the following:

The fund offers three classes of shares: Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class A; Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class B; and
Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class C.

(b) and the following is added:

The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

VI. In the "Useful Terms and Definitions" section, the definitions of "Class I and Class II" and "Offering Price" are replaced with the following:

CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A," "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.


                 Please keep this supplement for future reference.

FRANKLIN
FEDERAL TAX-FREE
INCOME FUND
STATEMENT OF
ADDITIONAL INFORMATION
SEPTEMBER 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Does the Fund
 Invest Its Assets? ...........................................    2
Investment Restrictions .......................................    5
Officers and Directors ........................................    6
Investment Management
 and Other Services ...........................................   10
How Does the Fund Buy
 Securities for Its Portfolio? ................................   11
How Do I Buy, Sell
 and Exchange Shares? .........................................   12
How Are Fund Shares Valued?....................................   14
Additional Information on
 Distributions and Taxes ......................................   15
The Fund's Underwriter ........................................   18
How Does the Fund
 Measure Performance? .........................................   19
Miscellaneous Information .....................................   22
Financial Statements ..........................................   23
Useful Terms and Definitions ..................................   23
Appendix
 Description of Ratings .......................................   24

--------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
--------------------------------------------------------------------------------

The fund is a diversified, open-end management investment company. The Prospectus, dated September 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT
THE KINDS OF SECURITIES THE FUND BUYS

The fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Below is a description of various types of municipal and other securities that the fund may buy. Other types of municipal securities may become available that are similar to those described below and in which the fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. The fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. The fund may invest in municipal lease obligations, including certificates of participation. The Board reviews the fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that the fund can invest in municipal lease obligations without percentage limits, as of April 30, 1998, the fund held 6.58% of its net assets in municipal lease obligations.

CALLABLE BONDS. The fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of the fund's pricing policies and certain amortization procedures required by the IRS, the fund does not expect to suffer any material adverse impact related to the value at which it has carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. The fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. The fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The fund may invest in taxable commercial paper only for temporary defensive purposes.

MORE INFORMATION ABOUT SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The fund believes that its Net Asset Value or income will not be negatively affected by its purchase of municipal securities on a when-issued basis. The fund will not engage in when-issued transactions for investment leverage purposes.

Although the fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of the fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. The fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. The fund is a diversified fund. As a fundamental policy, the fund will not buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For the purpose of determining diversification, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer. If the creating government or other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of the government or other entity. A guarantee of a security is not considered a security issued by the guarantor, however, if the value of all securities issued or guaranteed by that guarantor, and owned by the fund, does not exceed 10% of the fund's total assets.

The fund intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or
(ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the fund, one or more of its officers, directors or investment advisor, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, "puts," "calls," "straddles," "spreads" or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the fund and, therefore, there are no option transactions available for the fund. In addition, pursuant to the regulations under the Corporate Securities Laws of the State of California, the fund would have to limit its writing of call options to 25% of its net assets, unless it received an exemption from the Commissioner of Corporations, should such option transactions become available.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the fund invests its uninvested daily cash balances in shares of Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                                 POSITIONS AND OFFICES
NAME, AGE AND ADDRESS            WITH THE FUND             PRINCIPAL OCCUPATION
DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------

  Frank H. Abbott, III (77)        Director
  1045 Sansome Street
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

  Harris J. Ashton (66)            Director
  191 Clapboard Ridge Road
  Greenwich, CT 06830

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

* Harmon E. Burns (53)             Vice President
  777 Mariners Island Blvd.        and Director
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Robert F. Carlson (70)           Director
  2120 Lambeth Way
  Carmichael, CA 95608

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); former member and past Chairman of the Board, Sutter Community Hospitals, Sacramento, CA; former member, Corporate Board, Blue Shield of California; former Chief Counsel, California Department of Transportation; and director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (66)         Director
  Park Avenue at Morris County
  P.O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

* Charles B. Johnson (65)          Chairman of
  777 Mariners Island Blvd.        the Board
  San Mateo, CA 94404              and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.;
officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

* Rupert H. Johnson, Jr. (58)      President
  777 Mariners Island Blvd.        and Director
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W.T. LaHaye (69)           Director
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

  Gordon S. Macklin (70)           Director
  8212 Burning Tree Road
  Bethesda, MD 20817

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

  Martin L. Flanagan (38)          Vice President
  777 Mariners Island Blvd.        and Chief
  San Mateo, CA 94404              Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (49)           Vice President
  777 Mariners Island Blvd.        and Secretary
  San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

  Thomas J. Kenny (35)             Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

  Diomedes Loo-Tam (59)            Treasurer and
  777 Mariners Island Blvd.        Principal
  San Mateo, CA 94404              Accounting
                                   Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

  Edward V. McVey (61)             Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

  R. Martin Wiskemann (71)         Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $1,100 per month plus $1,050 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the fund and by other funds in the Franklin Templeton Group of Funds.

                                                                                          NUMBER OF BOARDS
                                                                        TOTAL FEES        IN THE FRANKLIN
                                                   TOTAL FEES       RECEIVED FROM THE     TEMPLETON GROUP
                                                    RECEIVED        FRANKLIN TEMPLETON   OF FUNDS ON WHICH
NAME                                             FROM THE FUND***   GROUP OF FUNDS****   EACH SERVES*****
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Frank H. Abbott, III  ...........................   $22,800            $165,937                 27

Harris J. Ashton ................................    21,850             344,642                 49

Robert F. Carlson* ..............................     6,650              17,680                  9

S. Joseph Fortunato .............................    21,850             361,562                 51

David W. Garbellano**............................     7,600              91,317                N/A

Frank W.T. LaHaye ...............................    22,800             141,433                 27

Gordon S. Macklin ...............................    21,850             337,292                 49

*Appointed January 15, 1998.
**Deceased, September 27, 1997.
***For the fiscal year ended April 30, 1998, during which time fees at the rate of $950 per month plus $950 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of June 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 36 Class I shares, or less than 1% of the total outstanding Class I shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the fund. Similarly, with respect to the fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100 million; 1/24 of 1% of the value of net assets in excess of $100 million up to $250 million; 9/240 of 1% of the value of net assets in excess of $250 million up to $10 billion; 11/300 of 1% of the value of net assets in excess of $10 billion up to $12.5 billion; 7/200 of 1% of the value of net assets in excess of $12.5 billion up to $15 billion; 1/30 of 1% of the value of net assets in excess of $15 billion up to $17.5 billion; 19/600 of 1% of the value of net assets in excess of $17.5 billion up to $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended April 30, 1998, 1997 and 1996, management fees totaling $32,368,130, $31,921,470 and $32,164,702, respectively, were paid to
Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended April 30, 1998, and the period from October 1, 1996 through April 30, 1997, administration fees totaling $5,913,469 and $3,407,436, respectively, were paid to FT Services. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended April 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998.

HOW DOES THE FUND
BUY SECURITIES FOR ITS PORTFOLIO?
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Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended April 30, 1998, 1997 and 1996, the fund paid no brokerage commissions.

As of April 30, 1998, the fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
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ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                     SALES
SIZE OF PURCHASE - U.S. DOLLARS                     CHARGE
----------------------------------------------------------

Under $30,000...................................      3%
$30,000 but less than $100,000..................      2%
$100,000 but less than $400,000.................      1%
$400,000 or more................................      0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
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We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, the fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

The fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, the fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by the fund of market discount income will be taxable as ordinary income to you. The fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund before January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains tax rate is 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gain distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which the fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in the fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because the fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the fund for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with the fund's investment goal, the fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent the fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended April 30, 1998, 1997 and 1996, were $12,768,187, $12,215,933 and $17,594,884, respectively. After allowances to dealers, Distributors retained $811,334, $785,459 and $1,143,252 in net underwriting discounts and commissions and received $23,704, $30,800 and $11,378 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan so long as the Fund's assets exceed $4 billion, or should the fund's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended April 30, 1998, Distributors had eligible expenditures of $6,009,935 and $979,971 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the fund paid Distributors $5,085,757 and $569,003 under the Class I and Class II plans.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-, five- and ten-year periods ended April 30, 1998, was 4.28%, 5.49% and 7.79%, respectively. The average annual total return for Class II for the one-year period ended April 30, 1998, and for the period from inception (May 1, 1995) through April 30, 1998, was 6.15% and 6.69%, respectively.

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T)  = ERV

where:

P =    a hypothetical initial payment of $1,000

T =    average annual total return

n =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended April 30, 1998, was 4.28%, 30.63% and 111.74%, respectively. The cumulative total return for Class II for the one-year period ended April 30, 1998, and for the period from inception (May 1, 1995) through April 30, 1998, was 6.15% and 21.43%, respectively.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended April 30, 1998, was 4.39% for Class I and 3.95% for Class II.

These figures were obtained using the following SEC formula:

                                               6
                           Yield = 2 [(a-b + 1)  - 1]
                                       ---
                                       cd

where:

a =  interest earned during the period

b =  expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =  the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended April 30, 1998, was 7.27% for Class I and 6.54% for Class II.

As of April 30, 1998, the federal income tax rate upon which the taxable-equivalent yield quotations are based was 39.6%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the fund will be updated to reflect these changes. The fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the fund.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended April 30, 1998, was 5.25% for Class I and 4.86% for Class II.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal tax rate available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended April 30, 1998, was 8.69% for Class I and 8.05% for Class II.

VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) IBC's Money Fund Report(R) - industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

d) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

e) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

g) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, Financial World, Forbes, Fortune, and MONEY MAGAZINES - provide performance statistics over specified time periods.

h) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

i) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

j) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

k) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the fund may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in the fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

The fund offers two classes of shares: Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class I and Franklin Federal Tax-Free Income Fund, Franklin Federal Tax-Free Income Fund Series, Franklin Federal Tax-Free Income Fund - Class II.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the fund, for the fiscal year ended April 30, 1998, including the auditor's report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I AND CLASS II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the fund dated September 1, 1998, which we may amend from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

-------------------------------------------------------------------------------
Semi
Annual Report


                                     October 31, 1998

Franklin Federal
Tax-Free Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


(PICTURE OMITTED)
Charles B. Johnson (right),
Chairman
Franklin Federal
Tax-Free Income Fund
Thomas J. Kenny (left),
Director
Franklin Municipal
Bond Department

Contents

Shareholder Letter  .............  1

Special Feature:
Franklin's Municipal
Bond Department .................  5

Manager's Discussion  ...........  8

Performance Summaries

  Class I  ......................  11

  Class II ......................  13

Financial Highlights &
Statement of Investments ........  15

Financial Statements               48

Notes to
Financial Statements               51


Shareholder Letter

Dear Shareholder:

It's a pleasure to bring you Franklin Federal Tax-Free Income Fund's semiannual report for the period ended October 31, 1998.

During the six-month reporting period, the Asian financial crisis spread to other emerging markets around the world, which began to negatively affect U.S. corporate earnings. After a six-year-long expansion, the U.S. economy started to slow. The gross domestic product (GDP) for first quarter 1998 posted a robust 5.5% annualized rate, followed by a more moderate, 1.8% annualized rate for the second quarter; the third quarter GDP was annualized at 3.9%. The modest growth reflected weak Asian demand for goods and a business inventory buildup. A higher U.S. trade deficit resulted, as Asian countries tried exporting their way out of their economic turmoil. For the first six months of this year, America's trade deficit was running at an annualized rate of $158 billion, far surpassing last year's imbalance of $110 billion. Clearly, the American consumer continues to drive our economy through relatively strong purchases of retail goods, durable goods, and new and existing homes. Looking forward, the consumer may well dictate the U.S. economy's direction.

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond continued its downward trend and hit record lows. The 30-year Treasury began the reporting period yielding 5.95% on April 30, 1998, and ended the period yielding 5.15% on October 31, 1998. On October 5, 1998, the 30-year Treasury yield fell to 4.70%, its all-time low. Falling yields reflected the 30-year Treasury bond's popularity among investors fleeing deteriorating foreign stock markets. Bond price and yield move in an inverse relationship, so the rising price of the 30-year Treasury led to a corresponding yield decline.

Responding to the global financial problems, the Federal Reserve Board (the Fed) gradually eased monetary policy in September and October. The Fed's monetary policy panel, the Federal Open Market Committee, twice cut the federal funds target rate by 0.25%, to 5.00%, hoping to stimulate growth. The Fed's move attempted to provide liquidity to the financial system, and make it easier for major corporations to obtain favorable lending from banks. The tempered economic activities combined with a period of benign inflation precipitated the low interest-rate environment.

Issuers of municipal bonds took advantage of low interest rates during the six-month period by refinancing outstanding, higher interest-rate debt. Additionally, many municipalities experienced solid fiscal conditions due to the strong economy. In fact, credit rating upgrades exceeded downgrades by a four-to-one ratio. Borrowing for new projects increased, such that the supply of new municipal bond issues in 1998 could approach record levels. Demand did not keep pace with the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. At the end of the reporting period, the yield on 30-year, AAA-rated, insured municipal bonds stood at 94% of the yield on a 30-year Treasury bond, which in our opinion, creates an attractive investment opportunity in the municipal bond market. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 7.95% versus 5.15% for the 30-year Treasury bond.*

*Source: Bloomberg, October 31, 1998.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and relatively low-price volatility. The outlook for the municipal bond market should remain positive, given the stable U.S. economy, low inflation environment, budget surplus, strong dollar, and the economic and market uncertainty facing many of the world's regions.

Municipal bond funds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolio. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund

/s/ Thomas J. Kenny
Thomas J. Kenny
Director
Franklin Municipal Bond Department

Franklin's Municipal
Bond Department

The Municipal Bond Department Today
Franklin is currently the nation's largest tax-free fund manager. With a team of 11 portfolio managers and 22 research analysts, we manage more than $50 billion of municipal assets in 43 funds for over 886,000 tax-free fund shareholder accounts.

Our Investment  Philosophy
The investment objective of Franklin's tax-free funds is to provide a high level of current, tax-free income while preserving shareholders' capital. Following a disciplined investment approach, we conduct a stringent credit analysis to search for what we believe to be undervalued situations, and generally purchase current coupon bonds at prices we consider favorable. We also acknowledge that our investors in general are risk-averse; therefore, we do not invest in exotic derivatives, nor leverage or hedge our portfolios, which would increase the funds' volatility.

Furthermore, Franklin positions its funds with a long-term investment horizon. We purchase a major portion of our municipal bonds in the new-issue market and incorporate a buy-and-hold strategy, attempting to reduce portfolio turnover and thus, avoid capital gain distributions. We expect our funds to distribute a relatively high level of tax-free income, and attempt to maximize risk-adjusted total return performance.

Research  and  Analysis

Franklin has one of the industry's largest research departments. Along with the portfolio managers, the research department's main mission is to identify the best municipal buying opportunities.

Our analysts specialize in their individual fields and focus on investment sectors, not geographic regions. With the use of proprietary databases, our analysts can provide fast and reliable analysis to portfolio managers about any bond issue being considered. Each year analysts visit a number of sites to get a perspective of our financed projects. They meet with management teams and municipal officials to discuss newly found potential opportunities and problems.

Our municipal bond team often takes on the role similar to that played by investment bankers. Many of our competitors routinely turn away from issues that may be unattractive on the surface; at Franklin, we pride ourselves in proposing changes to these issues, and work to make them acceptable to our criteria. These situations often provide us with excellent investment return.

The ability and willingness to work with issuers and our reputation for talented analysts also make us a preferred client to receive the "first call" on issues many brokerage houses underwrite. Lastly, our research analysts have made significant efforts to improve municipal markets. With their involvement and leadership, they have been working with attorney and issuer groups and industry regulators to strengthen the municipal bond industry.


(PICTURE OMITTED)

Franklin Municipal Bond Team

Manager's Discussion

Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.1


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

For the first three quarters of 1998, the municipal bond market experienced near record supply. As mentioned in our previous report, municipal bond insurance covered over 50% of new issues. Benefiting from increased competition among insurers and many municipalities' improved financial strength, municipal bond insurance became relatively inexpensive and provided issuers improved marketability. Many state and local governments experienced record revenues, as well as budget surpluses, which enabled them to borrow for infrastructure financing. As of third quarter 1998, over $220 billion of new issues came to market, a 40% increase over 1997.

This supply weighed heavily on the municipal bond market. Although demand remained steady in this market, it was not sufficient to meet the increased supply, causing municipal bonds to underperform compared with their taxable counterparts. At the same time, global market weakness caused many investors to seek the safe haven of U.S. Treasuries, pushing their prices higher and hence, yields lower. By the end of the reporting period, there was little difference between long-term municipal yields and Treasury yields, as the chart on page 10 shows. On May 1, 1998, the beginning of the six-month reporting period, the Bond Buyer Municipal 40 Index was yielding 5.37%, and the 30-year Treasury yield was 5.94%. The index ended the reporting period yielding 5.13%, while the 30-year Treasury yield stood at 5.15%. Such a slim margin between municipal bond yields and Treasury yields created an attractive taxable equivalent rate for the fund.

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.

The large supply in the municipal bond market provided Franklin Federal Tax-Free Income Fund the flexibility to diversify its assets. Although New York and California are generally the largest issuers of municipal bonds, we seek to maintain a portfolio diversified among the states. During the reporting period, the number of portfolio positions increased from 930 to 983 and included investments in all 50 states. As opportunities arose, we added to our holdings in Texas, Illinois, Wisconsin and Colorado. Taking advantage of ample supply in the insured sector, we boosted the amount of insured securities to 23.5%, from 21.8%, over the six-month reporting period.

New York  issues  remain  our  largest  single-state  sector,  at 17.1% of total long-term investments. New York state and New York City recorded 1998 fiscal-year budget surpluses. The improved fiscal performance contributed to New York City's municipal securities' credit rating upgrade. As of October 31, 1998, all three national credit rating agencies now give A ratings for New York City's obligations.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Going forward, our outlook for Franklin Federal Tax-Free Income Fund is positive. We believe municipal bond supply should remain robust, and we expect relatively strong demand due to the attractiveness of municipal bonds versus other fixed-income investments. The fund should continue to produce a steady source of tax-free income for investors.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Performance Summary

Class I
Franklin Federal Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 17 cents, from $12.25 on April 30, 1998, to $12.42 on October 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 33.6 cents ($0.336) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of October's monthly per-share dividend of 5.6 cents ($0.056) and the maximum offering price of $12.97 on October 31, 1998, your fund's distribution rate was 5.18%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.58% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance
Class I
Periods ended 10/31/98
                                                                  Since
                                                                Inception
                                       1-Year  5-Year  10-Year  (10/7/83)
----------------------------------------------------------------------------
Cumulative Total Return1                 7.20%  34.88% 112.50%    271.73%
Average Annual Total Return2             2.67%   5.26%   7.36%      8.79%

Distribution Rate3                           5.18%
Taxable Equivalent Distribution Rate4        8.58%
30-Day Standardized Yield5                   4.03%
Taxable Equivalent Yield4                    6.67%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ.
3. Distribution rate is based on an annualization of October's 5.6 cent per share monthly dividend and the maximum offering price of $12.97 on October 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.
Effective  May 1,  1994,  the fund  eliminated  the sales  charge on  reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II
Franklin Federal Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 18 cents, from $12.24 on April 30, 1998, to $12.42 on October 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 30.04 cents ($0.3004) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of October's monthly per-share dividend of 5.01 cents ($0.0501) and the maximum offering price of $12.55 on October 31, 1998, your fund's distribution rate was 4.79%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 7.93% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance
Class II
Periods ended 10/31/98

                                                                Since
                                                              Inception
                                              1-Year   3-Year  (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return1                       6.67%    21.05%  27.55%
Average Annual Total Return2                   4.64%     6.22%   6.88%

Distribution Rate3                        4.79%
Taxable Equivalent Distribution Rate4     7.93%
30-Day Standardized Yield5                3.61%
Taxable Equivalent Yield4                 5.98%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of October's 5.01 cent per share monthly dividend and the maximum offering price of $12.55 on October 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights

                                                                       Class I
                                             ------------------------------------------------------------------
                                             Six Months Ended
                                             October 31, 1998              Year Ended April 30,
                                                             --------------------------------------------------
                                               (unaudited)   1998       1997       1996       1995       1994
                                             ------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........   $12.25     $11.90     $11.83     $11.73     $11.81     $12.24
                                             ------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................      .34        .69        .71        .74        .75        .77
 Net realized and unrealized gains (losses) ..      .17        .35        .07        .10       (.05)      (.41)
                                             ------------------------------------------------------------------
Total from investment operations .............      .51       1.04        .78        .84        .70        .36
Less distributions from net investment income      (.34)      (.69)      (.71)      (.74)      (.78)      (.79)
                                             ------------------------------------------------------------------
Net asset value, end of period ...............   $12.42     $12.25     $11.90     $11.83     $11.73     $11.81
                                             ==================================================================

Total Return* ................................     4.19%      8.92%      6.81%      7.33%      6.21%      2.58%

Ratios/Supplemental Data
Net assets, end of period (000's) ............  $7,133,824  $7,022,961 $6,905,488 $7,012,601 $6,886,941 $6,804,262
Ratios to average net assets:
 Expenses ....................................      .58%**      .59%      .58%       .57%       .59%       .52%
 Net investment income .......................     5.46%**     5.70%     6.00%      6.20%      6.47%      6.27%
Portfolio turnover rate ......................     6.54%      14.54%    16.43%     25.10%     19.88%     24.59%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


                                                                            Class II
                                                  -------------------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1998            Year Ended April 30,
                                                                          -------------------------------------
                                                          (unaudited)         1998       1997       1996***
                                                  -------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $12.24           $11.90    $11.82       $11.73
                                                  -------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................          .30              .63       .66          .68
 Net realized and unrealized gains ..................          .18              .33       .06          .09
                                                  -------------------------------------------------------------
Total from investment operations ....................          .48              .96       .72          .77
Less distributions from net investment income .......         (.30)            (.62)     (.64)        (.68)
                                                  -------------------------------------------------------------
Net asset value, end of period ......................       $12.42           $12.24    $11.90       $11.82
                                                  =============================================================

Total Return* .......................................         3.97%            8.22%     6.28%        6.68%

Ratios/Supplemental Data
Net assets, end of period (000's) ...................      $176,317         $135,195   $71,944      $34,110
Ratios to average net assets:
 Expenses ...........................................         1.16%**          1.17%     1.16%        1.15%
 Net investment income ..............................         4.88%**          5.12%     5.42%        5.68%
Portfolio turnover rate .............................         6.54%           14.54%    16.43%       25.10%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***The Fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995 in the amount of $0.062 per share. The net asset value at the beginning of period includes this dividend.



FRANKLIN FEDERAL TAX-FREE INCOME FUND
Statement of Investments, October 31, 1998 (unaudited)

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
aLong Term Investments 97.7%
 Bonds 95.5%
 Alabama 1.3%
 Alabama HFA, SFMR, Collateralized Home Mortgage, Series D-2, 5.75%, 10/01/23 .....................     $ 5,400,000    $  5,571,936
 Alabama Water Pollution Control Authority, Revolving Fund Loan, Series B, Pre-Refunded, 7.75%, 8/15/12   5,925,000       6,389,402
 Anniston Regional Medical Center Board, Series A, AMBAC Insured, 5.125%, 6/01/28 .................       7,000,000       7,002,730
 Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc., Series 1982, 8.00%,
 12/01/12 .........................................................................................       1,000,000       1,073,370
 Courtland IDB, PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 ..............       5,000,000       5,310,800
 Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ...............      12,000,000      13,212,600
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Projects, Refunding, 5.45%, 9/01/14 ..       1,445,000       1,469,319
 Jefferson County Sewer Revenue, Warrants,
 Refunding, Series A, FGIC Insured, 5.625%, 2/01/22 ...............................................       4,000,000       4,280,200
 Series D, FGIC Insured, 5.75%, 2/01/22 ...........................................................      15,995,000      17,330,742
 Series D, FGIC Insured, 5.75%, 2/01/27 ...........................................................      19,715,000      21,361,400
 Mc Intosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series C, 5.375%, 6/01/28   5,000,000       5,062,150
 Montgomery Medical Clinic Board, Health Care Facilities Revenue, Jackson Hospital and Clinic, Refunding,
 AMBAC Insured, 6.00%, 3/01/26 ....................................................................       5,385,000       5,894,367
                                                                                                                        -----------
                                                                                                                         93,959,016
                                                                                                                        -----------
 Alaska 1.9%
 Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 7.95%, 4/01/10 .....       1,775,000       1,888,369
 Alaska State HFC,
 Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ........................................       3,400,000       3,609,134
 Mortgage, Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 .....................................       4,290,000       4,546,070
 Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 ..............................................      17,875,000      18,711,908
 Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..............................................      11,600,000      12,092,072
 Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...............................................      34,000,000      35,952,960
 Series A, Pre-Refunded, 6.60%, 12/01/23 ..........................................................       8,000,000       8,903,120
 Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 .........................................      20,530,000      22,039,776
 Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding,
 6.50%, 12/01/02 ..................................................................................       3,360,000       3,616,570
 6.75%, 12/01/08 ..................................................................................       3,500,000       3,783,045
 Valdez Marine Terminal Revenue, BP Pipelines, Inc. Project, Refunding, Series A, 5.85%, 8/01/25 ..      25,000,000      25,955,000
                                                                                                                        -----------
                                                                                                                        141,098,024
                                                                                                                        -----------
 Arizona .4%
 Maricopa County IDA, Health Facilities Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ............      20,000,000      20,241,400
 Phoenix Civic Improvement Corporation Airport Revenue, Senior Lien, Series B, FSA Insured, 5.00%,        8,500,000       8,462,175
                                                                                                                        -----------
 7/01/25                                                                                                                 28,703,575
                                                                                                                        -----------
 Arkansas 1.4%
 Arkansas State Development Financing Authority, Driver's License Revenue, State Police Headquarters,
 Wireless Data, FGIC Insured, 5.40%, 6/01/18 ......................................................       4,000,000       4,166,920
 Desha County Residential Housing Facilities Board, SFMR, Refunding, 7.50%, 4/01/11 ...............       1,940,000       2,066,236
 Independence County Public Health and Education Facilities Board, Capital Revenue, White River Control Project,
 Refunding & Improvement, Pre-Refunded, 8.00%, 6/01/09 ............................................       3,115,000       3,265,174
 Jefferson County PCR,
 Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..................................       1,465,000       1,587,049
 Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ........................................       5,000,000       5,082,000
 Little River County Revenue, Georgia-Pacific Corporate Project, Refunding, 5.60%, 10/01/26 .......      13,000,000      13,041,340
 Arkansas (cont.)
 Pope County PCR, Power and Light Co. Project, Refunding, 6.30%,
 12/01/16 .........................................................................................     $ 2,600,000    $  2,813,954
 11/01/20 .........................................................................................      60,000,000      62,688,600
 Pulaski County,
 Health Facilities Board Revenue Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...........       1,500,000       1,461,240
 Public Facilities Board, MFR, Refunding, Series A, GNMA Insured, 5.45%, 12/20/18 .................       1,000,000       1,012,630
 University of Central Arkansas,
 Academic Facilities Revenue, Series B, AMBAC Insured, 5.875%, 4/01/16 ............................         250,000         275,203
 Academic Facilities Revenue, Series C, AMBAC Insured, 6.00%, 4/01/21 .............................       1,000,000       1,108,620
 Athletic Facilities Revenue, Series C, AMBAC Insured, 6.00%, 4/01/21 .............................       1,000,000       1,108,620
 Athletic Facilities Revenue, Series C, AMBAC Insured, 6.125%, 4/01/26 ............................         825,000         911,130
 Housing System Revenue, Refunding, Series A, AMBAC Insured, 6.00%, 4/01/21 .......................       1,000,000       1,108,620
                                                                                                                        -----------
                                                                                                                        101,697,336
                                                                                                                        -----------
 California 4.9%
 Alhambra COP, Clubhouse Facility Project, 11.25%
 1/01/08 ..........................................................................................         410,000         418,688
 1/01/09 ..........................................................................................         455,000         464,564
 1/01/10 ..........................................................................................         500,000         510,470
 Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ................................       5,325,000       5,740,084
 California Health Facilities, Financing Authority Revenue, St. Francis Medical Center, Refunding, Series H, AMBAC
 Insured, 6.30%, 10/01/15 .........................................................................       2,800,000       3,182,256
 California State Educational Facilities Authority Revenue,
 National University, Connie Lee Insured, 6.00%, 5/01/09 ..........................................       3,580,000       3,996,891
 Pooled College and University Projects, Series B, 6.00%, 12/01/20 ................................       6,025,000       6,482,719
 California State GO,
 6.00%, 5/01/18 ...................................................................................         535,000         590,587
 5.90%, 4/01/23 ...................................................................................       1,200,000       1,300,740
 FGIC Insured, 6.00%, 5/01/20 .....................................................................         850,000         936,547
 FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 .......................................................      11,650,000      13,099,027
 Series 1994, 5.90%, 5/01/08 ......................................................................       3,070,000       3,436,773
 Veterans Bonds, Series BC, 6.00%, 2/01/10 ........................................................       1,000,000       1,015,780
 Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ............................................      14,700,000      14,941,668
 California State Public Works Board, Lease Revenue, Various University of California Projects, Series A, 6.375%,
 10/01/14 .........................................................................................       4,000,000       4,592,880
 10/01/19 .........................................................................................       2,000,000       2,296,440
 California Statewide Communities Development Authority Revenue, COP, Sutter Health Obligation Group,
 MBIA Insured, 6.00%, 8/15/25 .....................................................................      14,750,000      16,329,873
 Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 ...........................................       8,250,000       9,094,800
 Coalinga Public Finance Authority Revenue, Series B, 6.25%, 9/15/07 ..............................       1,020,000       1,044,378
 Commerce, Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 .............       1,000,000       1,184,950
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien, Series A, 6.50%,       59,240,000      66,583,983
 1/01/32
 Forty-Niner Shops, Inc., Auxiliary Organization, California State Long Beach Project, 6.875%,
 4/01/07 ..........................................................................................       1,090,000       1,222,795
 4/01/12 ..........................................................................................       1,565,000       1,755,664
 Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Proposition C, Refunding,
 Second Series A, AMBAC Insured, 5.00%, 7/01/23 ...................................................      10,000,000       9,971,200
 California (cont.)
 Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 ............     $ 3,180,000    $  3,451,731
 Los Angeles Department of Water and Power, Electric Plant Revenue, Refunding, MBIA Insured, 6.00%,       3,000,000       3,203,880
 2/01/28
 Los Angeles Regional Airport Improvements Corp., Lease Revenue,
 Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..........................      18,500,000      20,263,605
 United Airlines, Inc. Project, Refunding, 6.875%, 11/15/12 .......................................       8,400,000       9,245,292
 Pomona Public Financing Authority Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 ...............       4,000,000       4,379,000
 Sacramento County Airport Systems Revenue, Sub-Series D, MBIA Insured, 6.00%, 7/01/16 ............       6,480,000       7,285,464
 San Bernardino County COP, Medical Center Financing Project, Series A, MBIA Insured, 5.875%, 8/01/26    33,315,000      36,322,012
 San Francisco City and County RDA Revenue,
 George Moscone Convention Center, Lease Revenue, 6.75%, 7/01/24 ..................................       7,075,000       8,102,007
 Tax Allocation Redevelopment Project, 6.50%, 8/01/22 .............................................      12,680,000      14,700,812
 San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 .............      10,380,000      11,247,041
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
 5.00%, 1/01/33 ...................................................................................       5,000,000       4,840,650
 Pre-Refunded, 7.00%, 1/01/30 .....................................................................      16,785,000      19,188,948
 University of California Revenues,
 Hospital - U.C. Medical Center, AMBAC Insured, 5.75%, 7/01/24 ....................................      25,000,000      27,080,250
 Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ......................................      11,780,000      13,419,658
 Windsor RDA Revenue, Tax Allocation, Windsor Project, 7.00%, 9/01/24 .............................       2,405,000       2,661,998
                                                                                                                        -----------
                                                                                                                        355,586,105
                                                                                                                        -----------
 Colorado 4.8%
 Colorado Health Facilities Authority Revenue,
 Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...........................................       3,035,000       2,956,576
 Kaiser Permanente, Series A, 5.35%, 11/01/16 .....................................................      13,250,000      13,398,003
 Series B, 5.35%, 8/01/15 .........................................................................      20,200,000      20,763,580
 Colorado HFA, GO, Series A, 7.50%, 5/01/29 .......................................................       1,595,000       1,675,611
 Colorado Post-Secondary Educational Facilities Authority Revenue, University of Denver Project,
 Refunding & Improvement, MBIA Insured, 5.375%, 3/01/18 ...........................................       6,000,000       6,256,500
 Colorado Springs Utilities Revenue, System Improvement, Series A, Subordinate Lien., 5.00%, 11/15/27    20,000,000      19,818,000
 Denver City and County Airport Revenue,
 Series A, 8.875%, 11/15/12 .......................................................................      12,130,000      13,836,934
 Series A, 7.50%, 11/15/23 ........................................................................      13,590,000      15,572,237
 Series A, 8.50%, 11/15/23 ........................................................................      72,960,000      79,924,032
 Series A, 8.00%, 11/15/25 ........................................................................      20,305,000      22,048,184
 Series A, 8.00%, 11/15/25 ........................................................................       1,480,000       1,626,076
 Series A, Pre-Refunded, 7.50%, 11/15/12 ..........................................................      11,200,000      12,950,224
 Series A, Pre-Refunded, 8.875%, 11/15/12 .........................................................       4,515,000       5,252,661
 Series A, Pre-Refunded, 7.50%, 11/15/23 ..........................................................       2,930,000       3,512,045
 Series A, Pre-Refunded, 8.50%, 11/15/23 ..........................................................       6,985,000       7,771,930
 Series A, Pre-Refunded, 7.25%, 11/15/25 ..........................................................      16,465,000      18,918,779
 Series A, Pre-Refunded, 7.25%, 11/15/25 ..........................................................       8,060,000       9,261,182
 Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................................       2,020,000       2,227,979
 Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................................         520,000         582,743
 Series B, 7.25%, 11/15/23 ........................................................................       2,120,000       2,344,911
 Series B, Pre-Refunded, 7.25%, 11/15/23 ..........................................................         530,000         605,764
 Series D, 7.75%, 11/15/21 ........................................................................       8,950,000       9,913,647
 Colorado (cont.)
 Denver City and County Airport Revenue, (cont.)
 Series D, 7.00%, 11/15/25 ........................................................................     $ 7,835,000    $  8,352,032
 Series D, Pre-Refunded, 7.75%, 11/15/21 ..........................................................       2,510,000       2,839,889
 Denver City and County Special Facilities, Airport Revenue, United Airlines, Inc. Project,              47,980,000      51,855,345
 Series A, 6.875%, 10/01/32
 Littleton MFR, Rental Housing, Riverpointe Project I, Series 1985, 8.00%, 12/01/22 ...............      16,105,000      16,486,689
                                                                                                                        -----------
                                                                                                                        350,751,553
                                                                                                                        -----------
 Connecticut
 Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Insured, 5.80%, 8/20/39 .       2,870,000       2,975,645
                                                                                                                        -----------
 Delaware
 Delaware State EDA Revenue, Water Development, Wilmington, Refunding, Series B, 6.45%, 12/01/07 ..       1,160,000       1,340,995
 Delaware State Housing Authority, MFMR, Refunding, Series D, 6.75%, 7/01/06 ......................       2,000,000       2,217,580
                                                                                                                        -----------
                                                                                                                          3,558,575
                                                                                                                        -----------
 Florida 2.0%
 Bay County Resource Recovery Revenue, Refunding,
 Series A, MBIA Insured, 6.50%, 7/01/07 ...........................................................       2,100,000       2,332,239
 Series B, MBIA Insured, 6.50%, 7/01/07 ...........................................................      11,020,000      12,238,702
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., L.P., North Project, Series 1984, 7.95%,
 12/01/08 .........................................................................................      40,950,000      43,675,223
 Callaway/Bay County Waste Water Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 ..........       1,000,000       1,108,560
 Florida State Board Of Education, Capital Outlay, Public Education, Refunding, Series 1992, 6.40%,      22,475,000      24,347,842
 6/01/19
 Florida State Department of Transportation,
 Right of Way Acquisition and Bridge, 5.375%, 7/01/26 .............................................      10,000,000      10,317,000
 Turnpike Revenue, Series A, Pre-Refunded, 7.75%, 7/01/09 .........................................       7,125,000       7,485,739
 Lakeland Retirement Community, First Mortgage Revenue, Carpenters Home Estate Project, 9.50%, 9/01/06    3,330,000       3,330,000
 Manatee County IDR, Manatee Hospital and Health Systems, Inc., Pre-Refunded, 9.25%, 3/01/21 ......       6,500,000       7,423,260
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/16 .....................       5,000,000       5,768,450
bSouth Miami Florida Health Facilities Authority Hospital Revenue, Baptist Health System Obligation Group,
 MBIA Insured, 5.00%, 11/15/28 ....................................................................       7,000,000       6,924,680
 St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
 10/01/00 .........................................................................................         840,000         884,024
 10/01/01 .........................................................................................         890,000         956,634
 10/01/02 .........................................................................................         940,000       1,028,322
 10/01/03 .........................................................................................       1,005,000       1,117,741
 10/01/04 .........................................................................................       1,065,000       1,199,084
 10/01/05 .........................................................................................       1,130,000       1,286,019
 10/01/06 .........................................................................................       1,200,000       1,381,692
 10/01/07 .........................................................................................       1,275,000       1,463,024
 10/01/08 .........................................................................................       1,355,000       1,539,822
 10/01/12 .........................................................................................       6,300,000       7,114,653
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ......................       2,000,000       2,052,520
                                                                                                                        -----------
                                                                                                                        144,975,230
                                                                                                                        -----------
 Georgia 2.3%
 Burke County Development Authority, PCR, Georgia Power Co., Plant Vogle Project,
 Series 1984-1, MBIA Insured, 6.60%, 7/01/24 ......................................................     105,000,000     108,851,400
 Series 1984-7, MBIA Insured, 6.625%, 10/01/24 ....................................................       8,025,000       8,371,439
 Georgia (cont.)
 Fulton County Development Authority, Special Facilities Revenue, Delta Airlines, Inc. Project,
 5.45%, 5/01/23 ...................................................................................     $ 3,000,000    $  2,956,110
 Refunding, 6.85%, 11/01/07 .......................................................................       3,400,000       3,701,546
 Refunding, 6.95%, 11/01/12 .......................................................................       5,500,000       5,994,945
 Gainsville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast
 Georgia Healthcare Project, Refunding, MBIA Insured, 6.00%, 10/01/25 .............................       7,975,000       8,725,607
 Georgia Municipal Electric Authority Power Revenue,
 Series B, 6.375%, 1/01/16 ........................................................................      14,000,000      14,979,720
 Series EE, 6.40%, 1/01/23 ........................................................................       6,325,000       7,034,792
 Georgia State HFA Revenue, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ..........       3,635,000       3,875,746
 Monroe County Development Authority, PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 .......       4,300,000       4,477,074
                                                                                                                        -----------
                                                                                                                        168,968,379
                                                                                                                        -----------
 Hawaii 1.2%
 Hawaii State Airports System Revenue,
 FGIC Insured, 7.00%, 7/01/20 .....................................................................       1,000,000       1,095,810
 Second Series, 7.00%, 7/01/07 ....................................................................      12,000,000      13,066,680
 Second Series, 6.90%, 7/01/12 ....................................................................         500,000         599,795
 Second Series, 7.00%, 7/01/18 ....................................................................       2,830,000       3,046,580
 Hawaii State Department of Budget and Finance,
Special Purposes Mortgage Revenue, Hawaii Electric Light Co. Project, 7.20%, 12/01/14 .............         200,000         210,560
 Special Purposes Mortgage Revenue, Hawaii Electric Light Co. Project, Series A, 7.35%, 1/01/20 ...       1,000,000       1,051,540
 Special Purposes Mortgage Revenue, Hawaii Electric Light Co. Project, Series A, MBIA Insured, 5.65%,
 10/01/27 .........................................................................................      20,000,000      21,794,400
 Special Purposes Mortgage Revenue, Kaiser Hospital, 6.25%, 3/01/21 ...............................         900,000         948,510
 Special Purposes Mortgage Revenue, Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 .......       2,600,000       2,762,500
 Special Purposes Mortgage Revenue, Wahiawa General Hospital Project, 7.50%, 7/01/12 ..............       1,000,000       1,090,800
 Special Purposes Revenue, 6.00%, 7/01/11 .........................................................       1,000,000       1,094,710
 Special Purposes Revenue, 6.20%, 7/01/16 .........................................................       2,000,000       2,177,060
 Special Purposes Revenue, 6.25%, 7/01/21 .........................................................       6,250,000       6,818,813
 Special Purposes Revenue, The Queens Health System, Refunding, Series A, 5.75%, 7/01/26 ..........       5,800,000       6,115,926
 Special Purposes Revenue, The Queens Health System, Series B, MBIA Insured, 5.25%, 7/01/23 .......       5,000,000       5,153,700
 Special Purposes Revenue, The Queens Health System, Series B, MBIA Insured, 5.00%, 7/01/28 .......       3,250,000       3,272,653
 Hawaii State SFMR,
 HFC, Series A, 7.00%, 7/01/11 ....................................................................         230,000         245,332
 HFC, Series A, 7.10%, 7/01/24 ....................................................................       3,350,000       3,573,747
 HFC, Series B, 6.90%, 7/01/16 ....................................................................         245,000         261,964
 HFC, Series B, 7.00%, 7/01/31 ....................................................................       8,055,000       8,618,608
 Housing and Development Corp., Purchase Revenue, Series A, 5.75%, 7/01/30 ........................       2,500,000       2,580,225
                                                                                                                        -----------
                                                                                                                         85,579,913
                                                                                                                        -----------
 Idaho .1%
 Idaho Housing Agency,
 Refunding, Series D-1, 6.45%, 7/01/19 ............................................................       2,190,000       2,347,461
 SFMR, Senior Bond, Series B-1, FGIC Insured, 7.85%, 7/01/09 ......................................         745,000         768,155
 SFMR, Senior Bond, Series B-1, FGIC Insured, 7.90%, 1/01/21 ......................................       1,120,000       1,151,786
 Power County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/14 .................................       2,200,000       2,280,696
                                                                                                                        -----------
                                                                                                                          6,548,098
                                                                                                                        -----------
 Illinois 7.2%
 Bryant PCR, Central Illinois Light Co. Project, Refunding,
 Series A, 6.50%, 2/01/18 .........................................................................     $ 7,200,000   $   7,738,056
 Series C, 6.50%, 1/01/10 .........................................................................       5,000,000       5,418,450
 Chicago Board of Education, Chicago School Reform,
 MBIA Insured, 6.00%, 12/01/16 ....................................................................       9,700,000      10,720,537
 MBIA Insured, 6.00%, 12/01/26 ....................................................................       7,600,000       8,334,692
 Series A, AMBAC Insured, 5.25%, 12/01/27 .........................................................      10,000,000      10,125,300
 Series A, AMBAC Insured, 5.25%, 12/01/30 .........................................................       8,830,000       8,925,717
 Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .......................................................      20,000,000      24,318,000
 Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A, 6.10%, 6/01/25 ...........      12,000,000      12,911,880
 Chicago GO, Lakefront Millennium Parking Facilities, 5.125%, 1/01/28 .............................      26,345,000      26,126,337
 Chicago SFMR, Collateralized, Series A, 7.25%, 9/01/28 ...........................................       3,800,000       4,316,458
 Chicago Wastewater Transmission Revenue, Refunding, FGIC Insured, 5.125%, 1/01/25 ................       5,000,000       5,008,700
 Chicago-O'Hare International Airport Revenue, Special Facilities, United Airlines, Inc. Project,
 8.45%, 5/01/07 ...................................................................................       4,300,000       4,620,264
 8.50%, 5/01/18 ...................................................................................      12,305,000      13,228,367
 8.20%, 12/01/24 ..................................................................................      11,720,000      14,083,572
 Series A, 8.40%, 5/01/18 .........................................................................         450,000         471,528
 Series C, 8.20%, 5/01/18 .........................................................................      27,600,000      28,893,888
 Cook County,
 Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 ....................................      10,000,000      10,998,700
 Orland Park School District No. 135, Refunding, FGIC Insured, 5.875%, 11/15/22 ...................      10,000,000      11,312,800
 Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ..............................................      20,000,000      21,042,000
 Tinley Park School District No.140, Refunding, Series A, AMBAC Insured, 6.00%, 12/01/15 ..........       8,750,000       9,727,025
 Illinois Development Finance Authority, PCR,
 Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ........................      15,200,000      16,223,720
 Commonwealth Edison Co. Project, Series 1991, 7.25%, 6/01/11 .....................................       7,500,000       8,089,575
 Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 .................................      26,550,000      30,827,205
 Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured, 5.50%, 5/15/21  13,240,000      13,732,263
 Illinois Educational Facilities Authority Revenues, Midwestern University, Series B, MBIA-IBC Insured,
 5.50%, 5/15/28 ...................................................................................       6,250,000       6,487,875
 Illinois HDA,
 Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ...................................................       4,245,000       4,646,832
 MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 ......................................      20,000,000      22,026,800
 MF Program, Refunding, Series A, 7.10%, 7/01/26 ..................................................      12,915,000      13,980,746
 MF Program, Series 1, 6.625%, 9/01/12 ............................................................      12,000,000      12,850,680
 MF Program, Series 1, 6.75%, 9/01/21 .............................................................       7,550,000       8,057,662
 MF Program, Series C, 7.35%, 7/01/11 .............................................................       2,265,000       2,378,975
 RMR, Series B, 7.25%, 8/01/17 ....................................................................       7,065,000       7,478,091
 Illinois Health Facilities Authority Revenue,
 Edwards Hospital Project, Refunding, Pre-Refunded, 7.00%, 2/15/22 ................................       2,000,000       2,234,140
 Hospital Sisters Services Incorporated, Series A, MBIA Insured, 5.00%, 6/01/18 ...................      10,000,000       9,791,800
 Loyola University Health System, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 ..............       9,195,000       9,774,193
 Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...............................       2,885,000       2,938,171
 Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..............       7,500,000       7,471,350
 Servantcor, Refunding, Series A, Pre-Refunded, 7.875%, 8/15/19 ...................................       1,000,000       1,056,400
 Servantcor, Refunding, Series B, Pre-Refunded, 7.875%, 8/15/19 ...................................       3,000,000       3,169,200
 Illinois (cont.)
 Illinois Health Facilities Authority Revenue, (cont.)
 South Suburban Hospital, ETM, 7.00%, 2/15/18 .....................................................     $ 4,200,000    $  5,186,496
 South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ............................................       2,800,000       3,127,796
 Victory Health Services, Series A, 5.75%, 8/15/27 ................................................       8,015,000       8,249,759
 Westlake Community Hospital, Refunding, 7.875%, 1/01/13 ..........................................       6,200,000       6,356,054
 Illinois State COP Department of Central Management, 6.875%, 7/01/07 .............................       2,600,000       2,896,842
 Illinois State Dedicated Tax Revenue, Pre-Refunded, Civic Center, Series A,
 6.00%, 12/15/15 ..................................................................................       2,105,000       2,176,886
 AMBAC Insured, 6.00%, 12/15/15 ...................................................................         845,000         886,768
 Metropolitan Pier and Exposition Authority,
 Dedicated State Tax Revenue, McCormick Place Expansion Project, Series A, 6.50%, 6/15/22 .........           5,000           5,472
 Dedicated State Tax Revenue, McCormick Place Expansion Project, Series A, 6.50%, 6/15/27 .........         555,000         606,626
 Dedicated State Tax Revenue, McCormick Place Expansion Project, Series A, FGIC Insured, 6.50%, 6/15/07       5,000           5,594
 Hospitality Facilities Revenue, McCormick Place Convention Center, 5.75%, 7/01/06 ................       1,645,000       1,764,740
 Hospitality Facilities Revenue, McCormick Place Convention Center, 6.25%, 7/01/17 ................       9,500,000      10,332,865
 Hospitality Facilities Revenue, McCormick Place Convention Center, 7.00%, 7/01/26 ................      12,000,000      14,983,080
 Onterie Center HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%, 7/01/27 ..........       4,350,000       4,661,069
 Regional Transportation Authority, Series A, AMBAC Insured, 6.125%, 6/01/22 ......................       3,970,000       4,208,915
 Southwestern Illinois Development Authority,
 Anderson Hospital Project, Series A, 7.00%, 8/15/22 ..............................................       6,200,000       6,688,932
 IDR, Spectrulite Consortium, Inc. Project, 6.20%, 2/01/05 ........................................       1,825,000       1,978,629
 IDR, Spectrulite Consortium, Inc. Project, 6.625%, 2/01/10 .......................................       3,050,000       3,317,943
 Private Activity Revenue, Glenmark Recovery, 8.50%, 8/01/10 ......................................       2,815,000       3,054,388
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.375%, 8/01/08 ..................................       4,695,000       5,127,973
 Solid Waste Disposal Revenue, LaCede Steel Co., 8.50%, 8/01/20 ...................................       5,390,000       5,896,337
 Upper River Valley Development Authority, Environmental Facilities Revenue, General Electric Co. Project,
 5.45%, 2/01/23 ...................................................................................       3,600,000       3,694,104
 Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ..........       7,130,000       7,516,945
                                                                                                                        -----------
                                                                                                                        524,262,162
                                                                                                                        -----------
 Indiana 1.2%
 Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA Insured, 5.25%, 1/01/18       1,090,000       1,114,787
 East Chicago Industrial Solid Waste Disposal Revenue, USG Corp. Project, 5.50%, 9/01/28 ..........       5,250,000       5,144,055
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co., Project A, 8.00%,
 12/01/24 .........................................................................................      17,000,000      20,012,230
 Hammond PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Series 1982, 8.00%, 11/01/12    2,355,000       2,520,345
 Indiana Bond Bank, Special Program, Series A, 8.375%, 2/01/18 ....................................         560,000         568,445
 Indiana Health Facility Financing Authority, Hospital Revenue, Hancock Memorial Hospital Project, Series 1990,
 Pre-Refunded, 8.30%, 8/15/20 .....................................................................       3,500,000       3,849,860
 Indiana State Educational Facilities Authority Revenue, Manchester College Project, 6.85%, 10/01/18      3,240,000       3,438,288
 Indiana State Housing Financing Authority, SFMR, Refunding, Series A,
 6.75%, 1/01/10 ...................................................................................       2,940,000       3,135,451
 6.80%, 1/01/17 ...................................................................................      12,835,000      13,691,736
 Indianapolis Local Public Improvement,
 Refunding, Series D, 6.50%, 2/01/22 ..............................................................       4,625,000       4,635,591
 Series D, 6.75%, 2/01/20 .........................................................................      13,075,000      14,527,633
 Jasper County EDR, Georgia Pacific Corp. Project, 5.625%, 12/01/27 ...............................       2,500,000       2,521,425
 Indiana (cont.)
 Monroe County, MFR Housing, Country View, Series A, GNMA Insured, 5.75%, 4/01/33 .................     $ 2,000,000    $  2,026,600
 Muncies Edit Building Corp., First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 ............       2,000,000       2,229,880
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ............       6,000,000       6,352,740
                                                                                                                        -----------
                                                                                                                         85,769,066
                                                                                                                        -----------
 Iowa .2%
 Iowa Financing Authority, SFMR, Series F, 5.70%, 1/01/27 .........................................      10,780,000      11,126,793
                                                                                                                        -----------

 Kansas .1%
 Kansas State Development Financial Authority Revenue, Sisters of Charity Leavenworth, MBIA Insured, 5.125%,
 12/01/18 .........................................................................................       2,000,000       2,035,060
 Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
 5.70%, 11/15/18 ..................................................................................       1,575,000       1,592,955
 5.75%, 11/15/24 ..................................................................................       1,500,000       1,513,620
                                                                                                                        -----------
                                                                                                                          5,141,635
                                                                                                                        -----------
 Kentucky 2.0%
 Ashland PCR, Ashland Oil, Inc. Project, Refunding, 6.65%, 8/01/09 ................................       3,900,000       4,217,772
 Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 .........      10,000,000      10,900,500
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ..............       4,870,000       5,176,859
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines, Inc.,
 7.80%, 12/01/15 ..................................................................................      20,000,000      21,091,400
 Project A, 7.50%, 2/01/20 ........................................................................      10,000,000      10,943,600
 Project A, 7.125%, 2/01/21 .......................................................................       9,330,000      10,089,182
 Project B, 7.25%, 2/01/22 ........................................................................       3,350,000       3,650,797
 Kentucky Economic Development Financing Authority, Hospital Systems Revenue, Appalachian Regional Facility,
 Refunding & Improvement,
 5.80%, 10/01/12 ..................................................................................       1,000,000       1,044,080
 5.85%, 10/01/17 ..................................................................................       5,615,000       5,837,522
 Kentucky Housing Corp. Revenue,
 Series A, 6.70%, 7/01/17 .........................................................................         485,000         515,613
 Series B, 6.625%, 7/01/14 ........................................................................       4,910,000       5,196,008
 Kentucky State Development Financing Authority, Hospital Revenue, Claire Medical Center Project, Pre-Refunded,
 7.125%, 9/01/21 ..................................................................................         700,000         776,321
 Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
 6.10%, 3/01/08 ...................................................................................      20,375,000      22,078,554
 6.20%, 3/01/18 ...................................................................................      11,765,000      12,702,553
 Pendleton County, Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust, Series A, 6.50%,
 3/01/19 ..........................................................................................      27,160,000      29,685,608
                                                                                                                        -----------
                                                                                                                        143,906,369
                                                                                                                        -----------
 Louisiana 2.1%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ..........................       2,000,000       2,174,540
 Calcasieu Parish IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%, 10/01/12 .........      14,285,000      15,313,806
 Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial Hospital Project,
 Series A, FSA Insured,
 6.375%, 12/01/12 .................................................................................       4,310,000       5,022,745
 6.50%, 12/01/18 ..................................................................................       5,530,000       6,541,879
 Louisiana (cont.)
 Calcasieu Parish Public Transportation Authority Mortgage Revenue, Refunding,
 6.65%, 12/01/21 ..................................................................................     $ 3,145,000    $  3,435,441
 Series A, 7.75%, 6/01/12 .........................................................................       2,675,000       2,843,980
 Series B, 6.375%, 11/01/02 .......................................................................         255,000         270,285
 Series B, 6.875%, 11/01/12 .......................................................................         600,000         641,550
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 7.70%,      2,500,000       2,898,500
 11/01/18
 East Baton Rouge Mortgage Financing Authority, SFM,
 MBS, Series A, 6.80%, 10/01/28 ...................................................................       6,055,000       6,519,055
 Series C, 7.00%, 4/01/32 .........................................................................       2,130,000       2,268,131
 Series D, 7.10%, 4/01/32 .........................................................................       2,850,000       3,024,335
 Hammond Tangipahoa Home Mortgage Authority Revenue, University Facilities Incorporate Project, MBIA Insured,
 5.50%, 7/15/27 ...................................................................................       3,250,000       3,350,490
 Jefferson Parish Hospital, Service District No. 001, Hospital Revenue, West Jefferson Medical Center, Series A,
 FSA Insured, 5.00%, 1/01/21 ......................................................................       1,500,000       1,456,665
 Lafayette Public Trust Financing Authority SFMR, Refunding, Series A, 8.50%, 11/15/12 ............       1,253,961       1,304,132
 Louisiana HFA Mortgage Revenue,
 Refunding, 7.375%, 9/01/13 .......................................................................       1,120,000       1,173,368
 SF, Refunding, Series B-2, 5.75%, 12/01/28 .......................................................       2,890,000       2,979,937
 Louisiana Office Facility Corp., Capital Facility Bonds, Statewide Lease, 7.75%, 12/01/10 ........       3,400,000       3,752,954
 Louisiana Public Facilities Authority Revenue,
 Alton Ochsner Medical Foundation Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 ......       3,500,000       3,811,115
 Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ..................       3,000,000       3,061,890
 New Orleans GO, Refunding, AMBAC Insured,
 6.125%, 10/01/16 .................................................................................      10,275,000      11,216,909
 6.20%, 10/01/21 ..................................................................................       8,050,000       8,803,319
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...........       2,200,000       2,365,902
 Quachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center, Pre-Refunded,
 7.50%, 7/01/21 ...................................................................................       4,000,000       4,448,360
 Terrebonne Parish Hospital Service District No. 1, Hospital Revenue, Terrebonne General Medical Center Project,
 Refunding, 5.375%, 4/01/23 .......................................................................       2,500,000       2,578,450
 West Feliciana Parish PCR, Gulf Systems Utilities Co. Project,
 7.70%, 12/01/14 ..................................................................................       2,000,000       2,230,420
 7.00%, 11/01/15 ..................................................................................       3,050,000       3,371,531
 Refunding, 8.00%, 12/01/24 .......................................................................      41,050,000      43,384,103
                                                                                                                        -----------
                                                                                                                        150,243,792
                                                                                                                        -----------
 Maine .9%
 Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project, 6.25%, 5/01/10 .....       5,000,000       5,290,650
 Maine Financial Authority, Solid Waste Recycling Facilities Revenue, Great Northern Paper Co., Bowater Project,
 7.75%, 10/01/22 ..................................................................................      29,300,000      32,709,348
 Maine Health and Higher Educational Facilities Authority Revenue, Series B, FSA Insured,
 7.00%, 7/01/24 ...................................................................................          20,000          23,230
 Pre-Refunded, 7.00%, 7/01/24 .....................................................................       2,425,000       2,835,456
 Maine State Housing Authority, Mortgage Purchase,
 Series A-5, 6.20%, 11/15/16 ......................................................................       2,500,000       2,628,425
 Series C, 6.55%, 11/15/12 ........................................................................       3,700,000       3,935,690
 Series C, 6.65%, 11/15/24 ........................................................................       3,500,000       3,716,580
 Maine (cont.)
 Maine State Housing Authority, Mortgage Purchase, (cont.)
 Series D, 6.45%, 11/15/07 ........................................................................     $ 3,540,000    $  3,726,664
 Series D, 6.70%, 11/15/15 ........................................................................       5,800,000       6,304,890
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .............................       4,800,000       5,257,104
                                                                                                                        -----------
                                                                                                                         66,428,037
                                                                                                                        -----------
 Maryland 1.7%
 Gaithersburg Hospital Facilities Revenue, Shady Grove Hospital, Refunding and Improvement,
 Series A, Pre-Refunded, 8.25%, 9/01/21 ...........................................................      43,225,000      49,356,466
 Series C, Pre-Refunded, 6.00%, 9/01/21 ...........................................................      10,110,000      11,134,851
 Maryland State Community Development Administration, Department of Housing and Community Development,
 MFHR, Series G, Mortgage Insured, 6.55%, 5/15/19 .................................................       5,475,000       5,803,664
 SF, 7.25%, 4/01/27 ...............................................................................         965,000       1,014,784
 Maryland State Health & Higher Educational Facilities Authority Revenue,
 Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ........................................       8,000,000       8,101,120
 Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 .............................................       3,000,000       3,014,580
 Montgomery County Housing Opportunity Community, SFMR, Refunding, Series B, 6.625%, 7/01/28 ......       6,500,000       6,865,300
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital,
 Refunding, Series A, Sub-Series 1, 8.25%, 9/01/21 ................................................      20,125,000      22,356,661
 Refunding, Series A, Sub-Series 1, 8.25%, 9/01/21 ................................................      10,930,000      12,480,421
 Series A, Sub-Series 2, 8.25%, 9/01/21 ...........................................................       5,000,000       5,701,950
                                                                                                                        -----------
                                                                                                                        125,829,797
                                                                                                                        -----------
 Massachusetts 2.5%
 Agawam Resource Recovery Revenue, Springfield Resource Recovery Project, Series 1986, 8.50%, 12/01/08   10,340,000      10,471,732
 Massachusetts Health and Educational Facilities Authority Revenue, Notre Dame Health Care Center, Series A,
 7.875%, 10/01/22 .................................................................................       2,310,000       2,497,480
 Massachusetts State Consolidated Loan, Series A, 7.50%, 6/01/04 ..................................       7,500,000       8,676,975
 Massachusetts State GO, Refunding, Series B, 6.50%, 8/01/08 ......................................       5,900,000       6,990,851
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Framingham Union Hospital, Series B, Pre-Refunded, 8.50%, 7/01/20 ................................       9,020,000       9,910,094
 Melrose-Wakefield Hospital, ETM, Refunding, Series B, 6.35%, 7/01/06 .............................       1,100,000       1,254,979
 Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 ........................       1,000,000       1,138,510
 Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 .......................      12,050,000      13,799,299
 Massachusetts State HFA,
 HDA, Series D, FGIC Insured, 6.875%, 11/15/21 ....................................................       5,250,000       5,658,398
 Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ...........................................      25,635,000      27,286,919
 Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ...........................................      24,750,000      26,417,408
 Massachusetts State HFA Revenue, SF, Series 41,
 6.30%, 12/01/14 ..................................................................................       6,250,000       6,706,750
 6.35%, 6/01/17 ...................................................................................       5,750,000       6,141,000
 Massachusetts State Housing Facilities Authority,
 Series C, FGIC Insured, 6.90%, 11/15/21 ..........................................................       9,715,000      10,624,130
 Series D, FGIC Insured, 6.80%, 11/15/12 ..........................................................         250,000         271,050
 Massachusetts State Industrial Finance Agency, Health Care Facilities Revenue,
 Jewish Geriatric Services, Inc., Series B,
 5.375%, 5/15/17 ..................................................................................     $ 1,965,000    $  2,011,787
 7.00%, 4/01/22 ...................................................................................       5,000,000       5,531,000
 Massachusetts (cont.)
 Massachusetts State Industrial Finance Agency Revenue, D. Youville Senior Care,
 5.65%, 10/01/17 ..................................................................................     $ 2,295,000    $  2,374,246
 5.70%, 10/01/27 ..................................................................................       7,375,000       7,628,995
 Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project, MBIA Insured, 5.75%,   11,750,000      12,351,365
 7/01/39
 Plymouth County COP, Series A,
 7.00%, 4/01/12 ...................................................................................      10,000,000      11,100,100
 5.50%, 5/15/27 ...................................................................................       5,000,000       5,149,000
                                                                                                                        -----------
                                                                                                                        183,992,068
                                                                                                                        -----------
 Michigan 2.0%
 Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 .......................       2,000,000       2,369,920
 Belding Area Schools GO,
 FGIC Insured, 6.10%, 5/01/26 .....................................................................         810,000         895,820
 Pre-Refunded, FGIC Insured, 6.10%, 5/01/26 .......................................................       2,995,000       3,420,949
 Detroit GO,
 Refunding, Series B, 6.375%, 4/01/06 .............................................................       7,265,000       8,117,620
 Refunding, Series B, 6.25%, 4/01/09 ..............................................................         625,000         687,413
 Self-Insurance, Series A, 5.70%, 5/01/02 .........................................................       2,250,000       2,366,753
 Series A, Pre-Refunded, 6.70%, 4/01/10 ...........................................................       4,550,000       5,287,510
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ..........................      29,200,000      30,635,180
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 .............................       4,235,000       4,315,296
 Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%, 5/15/27       2,000,000       2,105,580
 Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Bronson Methodist Hospital, Refunding,
 MBIA Insured, 5.50%, 5/15/28 .....................................................................       4,180,000       4,357,692
 Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ............................      15,650,000      16,729,537
 Michigan State HDA,
 Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ......................................       5,000,000       5,407,500
 SFMR, Series A, 6.45%, 12/01/14 ..................................................................       2,000,000       2,140,540
 SFMR, Series A, 6.875%, 6/01/23 ..................................................................       2,200,000       2,338,248
 Michigan State HFA Revenue,
 Henry Ford Health, Refunding,Series A, 5.25%, 11/15/25 ...........................................       4,000,000       4,029,760
 Hospital Genesys Regional Medical, Refunding, Series A, 5.50%, 10/01/18 ..........................       4,500,000       4,542,750
 Hospital Genesys Regional Medical, Refunding, Series A, 5.50%, 10/01/27 ..........................       5,000,000       5,025,400
 Presbyterian Villages Obligation Group, 5.30%, 1/01/99 ...........................................         200,000         200,286
 Presbyterian Villages Obligation Group, 5.40%, 1/01/00 ...........................................         310,000         313,233
 Presbyterian Villages Obligation Group, 5.70%, 1/01/01 ...........................................         310,000         316,526
 Presbyterian Villages Obligation Group, 5.80%, 1/01/02 ...........................................         355,000         365,682
 Presbyterian Villages Obligation Group, 5.90%, 1/01/03 ...........................................         325,000         337,565
 Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ...........................................         390,000         408,233
 Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ..........................................         275,000         296,175
 Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ...........................................       1,000,000       1,070,670
 Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ...........................................       3,500,000       3,746,260
 Michigan State Hospital Finance Authority Revenue,
 Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ......................       2,000,000       1,995,500
 Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .......................       3,180,000       3,085,045
 St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26 ............................      22,860,000      23,201,986

 Michigan (cont.)
 Michigan State Housing Development Authority, Limited Obligation Revenue Bonds, 6.625%, 9/15/19 ..     $ 2,500,000    $  2,685,475
                                                                                                                        -----------
                                                                                                                        142,796,104
                                                                                                                        -----------
 Minnesota 2.0%
 Agricultural and EDR, Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,         25,810,000      28,325,185
 5.75%, 11/15/26
 Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ..................................       9,100,000       9,682,127
 Dakota County Housing, RDA, Limited Annual Appropriation Tax and Revenue, Development Housing Facilities Project,
 7.25%, 1/01/99 ...................................................................................         600,000         601,326
 7.25%, 1/01/00 ...................................................................................         645,000         654,901
 7.25%, 1/01/01 ...................................................................................         695,000         712,264
 7.50%, 1/01/06 ...................................................................................       3,930,000       4,067,825
 8.00%, 1/01/07 ...................................................................................       2,140,000       2,186,695
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 .................       3,500,000       3,472,525
 Minneapolis CDA and St. Paul Housing RDA, Homeownership Mortgage Revenue, Joint Housing Program,
 FGIC Insured, 9.875%, 12/01/15 ...................................................................           5,000           5,005
 Minnesota State HFA, SFM, Series D-1,
 6.45%, 7/01/11 ...................................................................................       3,415,000       3,644,864
 6.50%, 1/01/17 ...................................................................................       1,355,000       1,441,883
 Minnesota State Higher Educational Facilities Authority Revenue, University Saint Thomas, Series Four-P,
 5.375%, 4/01/18 ..................................................................................         525,000         535,658
 5.40%, 4/01/23 ...................................................................................         580,000         590,678
 Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, 5.95%, 10/20/33 ....................      11,075,000      11,026,159
 Red Wing Housing, RDA, Jordan Tower II Project, 7.00%, 1/01/19 ...................................       1,500,000       1,632,885
 Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .............      29,000,000      30,517,280
 Roseville MFHR, Rosepointe I Project, Refunding, Series A, 5.95%, 10/20/33 .......................       8,695,000       8,656,655
 St. Louis Park EDA, Tax Increment Revenue, Refunding, FGIC Insured, Pre-Refunded, 8.40%, 9/01/09 .       6,000,000       6,866,280
 St. Paul Port Authority,
 Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/07 .....................       3,500,000       3,582,950
 IDR, Bandana Square, Series C, 7.70%, 12/01/00 ...................................................         230,000         229,397
 IDR, Bandana Square, Series C, 7.70%, 12/01/01 ...................................................         255,000         253,559
 IDR, Bandana Square, Series C, 7.70%, 12/01/02 ...................................................         270,000         269,390
 IDR, Bandana Square, Series C, 7.70%, 12/01/07 ...................................................       1,690,000       1,512,229
 IDR, Bandana Square, Series C, 7.80%, 12/01/12 ...................................................       3,465,000       2,964,793
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/99 .......................................         480,000         480,490
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/00 .......................................         515,000         516,118
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 .......................................         550,000         551,788
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 .......................................         595,000         597,523
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 .......................................         640,000         643,309
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 .......................................         685,000         689,137
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 .......................................         740,000         747,777
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 .......................................         795,000         803,355
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 .......................................         855,000         863,986
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 .......................................         915,000         924,617
 IDR, Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 .......................................         670,000         677,042
 IDR, Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/01 .............         140,000         139,090
 IDR, Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/02 .............         155,000         154,481
 IDR, Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/10 .............       1,705,000       1,497,382
 Minnesota (cont.)
 St. Paul Port Authority, (cont.)
 IDR, Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/01 .......      $  105,000       $ 104,381
 IDR, Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/02 .......         115,000         114,702
 IDR, Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/12 .......       1,790,000       1,558,768
 Washington County Housing RDA,
 Housing Development Revenue, Orleans Apartments, Project A, 8.25%, 7/01/21 .......................       3,000,000       3,071,640
 Housing Development Revenue, Raymie Johnson Apartments, Pre-Refunded, 7.70%, 12/01/19 ............       5,210,000       5,911,527
 Pooled Housing and Redevelopment, 7.20%, 1/01/22 .................................................       5,885,000       6,311,604

                                                                                                                        -----------
                                                                                                                        149,791,230
                                                                                                                        -----------
 Mississippi 1.2%
 Claiborne County PCR, Systems Energy Resources, Inc., Refunding,
 7.30%, 5/01/25 ...................................................................................       5,700,000       6,000,504
 6.20%, 2/01/26 ...................................................................................      36,500,000      37,729,685
bMississippi Business Finance Corporation PCR, Systems Energy Resources Inc. Project, 5.875%, 4/01/22    40,000,000      39,999,600
 Mississippi Home Corp., SFR, Refunding, Senior Series A, FGIC Insured, 9.25%, 3/01/12 ............       1,260,000       1,340,451
 Mississippi State Educational Facilities Authority Revenue, Private Nonprofit Institutions of Higher Learning,
 Tougaloo College Project, Series A, 6.50%, 6/01/18 ...............................................       2,335,000       2,436,106
                                                                                                                        -----------
                                                                                                                         87,506,346
                                                                                                                        -----------
 Missouri .3%
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, 6.10%, 9/20/26 ...............       3,000,000       3,158,910
 Missouri State Health and Educational Facilities Authority Revenue, Series B, MBIA Insured, 6.25%,       5,000,000       5,407,550
 2/15/12
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 .............................       6,000,000       6,766,920
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.40%, 5/15/28 ....       4,000,000       4,027,240
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, Pre-Refunded, 8.625%,        3,510,000       3,855,665
 9/15/20
                                                                                                                        -----------
                                                                                                                         23,216,285
                                                                                                                        -----------

 Montana .8%
 Forsyth County PCR,
 Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ...........................      10,000,000      10,952,800
 The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23 .....................       3,250,000       3,459,690
 The Montana Power Co., Refunding, Series B, AMBAC Insured, 5.90%, 12/01/23 .......................       4,225,000       4,586,111
 The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 ........................      20,385,000      22,127,306
 Montana State Health Facilities Authority Revenue,
 Montana Developmental Center Project, 6.40%, 6/01/19 .............................................       2,000,000       2,173,200
 Sisters of Charity Leavenworth, MBIA Insured, 5.125%, 12/01/18 ...................................       5,000,000       5,067,050
 Montana State Housing Board, SF Program, Refunding,
 Series A, 6.50%, 12/01/22 ........................................................................       2,835,000       2,992,116
 Series B-1, 6.25%, 12/01/21 ......................................................................       6,720,000       7,145,040
                                                                                                                        -----------
                                                                                                                         58,503,313
                                                                                                                        -----------
 Nebraska .2%
 Lancaster County Hospital Authority No. 1, Hospital Revenue, Bryan Memorial Project, Series B, MBIA Insured,
 5.375%, 6/01/22 ..................................................................................       6,500,000       6,746,740
 Nebraska Investment Financial Authority, 7.00%, 11/01/09 .........................................       5,580,000       5,689,089
                                                                                                                        -----------
                                                                                                                         12,435,829
                                                                                                                        -----------
 Nevada 3.1%
 Churchill County Health Care Facilities Revenue, Western Health Network, Series A, MBIA Insured,       $ 2,000,000  $    2,203,840
 6.25%, 1/01/14
 Clark County HFC, MFHR, FHA Insured, 7.75%, 7/01/23 ..............................................       5,065,000       5,243,744
 Clark County IDR,
 Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ...................................      15,000,000      15,318,900
 Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ...................................      12,500,000      13,807,000
 Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ..............................................       2,600,000       2,663,102
 Southwest Gas Corp., Series A, 7.30%, 9/01/27 ....................................................      18,080,000      20,002,627
 Southwest Gas Corp., Series A, 6.50%, 12/01/33 ...................................................      10,000,000      10,862,500
 Southwest Gas Corp., Series B, 7.50%, 9/01/32 ....................................................      62,470,000      69,312,964
 Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured, 6.30%, 7/01/22        4,500,000       4,862,430
 Nevada Housing Division,
 Issue C-2, Refunding, 6.75%, 10/01/26 ............................................................       8,190,000       8,765,020
 Multi-Unit Housing Revenue, Issue B, 6.55%, 10/01/25 .............................................       5,405,000       5,876,424
 SF Program, Issue A, FI/GML, 8.30%, 10/01/19 .....................................................       2,655,000       2,894,959
 SF Program, Issue A-2, FI/GML, 8.375%, 10/01/19 ..................................................       2,045,000       2,243,651
 SF Program, Program A-1, Refunding, 6.25%, 10/01/26 ..............................................       3,870,000       4,102,355
 Nevada State Colorado River, Series 1994, Pre-Refunded, 6.50%, 7/01/24 ...........................      15,915,000      18,081,350
 Nevada State Municipal Bond Bank Project No. 40-41-A, ETM, 6.375%, 12/01/17 ......................      10,275,000      11,348,840
 Reno RDA, Tax Allocation,
 Downtown Redevelopment Project, Series C, Pre-Refunded, 7.75%, 9/01/05 ...........................       2,695,000       2,943,668
 Downtown Redevelopment Project, Series D, 7.625%, 9/01/16 ........................................       4,255,000       4,737,134
 Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ..........................       4,035,000       4,492,206
 Refunding, Series A, 6.20%, 6/01/18 ..............................................................       3,000,000       3,141,210
 Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 ........       5,000,000       5,448,900
 Washoe County Hospital Facility Revenue, Washoe Medical Center, Inc. Project, Series A, AMBAC Insured,
 6.25%, 6/01/13 ...................................................................................       9,295,000      10,380,470
                                                                                                                        -----------
                                                                                                                        228,733,294
                                                                                                                        -----------
 New Hampshire 1.6%
 Nashua Housing Authority, MFR, Clocktower Project, Refunding, FGIC Insured, 6.25%, 6/20/33 .......       6,154,000       6,556,964
 New Hampshire Higher Education and Health Facilities Authority Revenue,
 Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 .........................................       9,250,000       9,836,728
 New Hampshire Catholic Charities, 5.80%, 8/01/22 .................................................       1,000,000       1,013,460
 Rivier College, 5.60%, 1/01/28 ...................................................................       4,590,000       4,608,544
 St. Joseph Hospital, 7.50%, 1/01/16 ..............................................................       2,300,000       2,464,749
 The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 ...............................................       4,275,000       4,694,549
 New Hampshire State HFA,
 MFHR, Series 1, 7.10%, 1/01/14 ...................................................................       4,920,000       5,208,214
 SFMR, Series E, 6.75%, 7/01/19 ...................................................................       5,675,000       6,128,262
 SFMR, Series E, 6.80%, 7/01/25 ...................................................................       4,245,000       4,583,411
 New Hampshire State IDA, Pollution Control Public Service Co.,
 Project A, 7.65%, 5/01/21 ........................................................................       6,870,000       7,299,787
 Project B, 7.50%, 5/01/21 ........................................................................      50,690,000      53,808,449
 Project C, 7.65%, 5/01/21 ........................................................................       7,450,000       7,916,072
                                                                                                                        -----------
                                                                                                                        114,119,189
                                                                                                                        -----------

 New Jersey .4%
 Mercer County Improvement Authority, Solid Waste, Refunding, 5.75%, 9/15/16 ......................     $ 2,500,000    $  2,701,275
 New Jersey Health Care Facilities, Financing Authority Revenue,
 Cathedral Health Services, Pre-Refunded, 7.25%, 2/15/21 ..........................................       3,975,000       4,362,920
 Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ...............................       7,865,000       8,162,218
 Hackensack University Medical Center, Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ..........       7,000,000       7,149,100
 Zurbrugg Memorial Hospital, Series C, 8.50%, 7/01/12 .............................................       4,150,000       4,123,772
                                                                                                                        -----------
                                                                                                                         26,499,285
                                                                                                                        -----------
 New Mexico .8%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured, 6.375%, 12/15/22  10,435,000      11,413,907
 Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 .............................      17,000,000      18,538,670
 New Mexico State Mortgage Financial Authority, SFM, Refunding, Series A, 6.85%, 7/01/10 ..........      11,265,000      11,977,286
 University of New Mexico Revenue, Series 1989, Pre-Refunded, 7.90%, 6/01/19 ......................      17,000,000      17,799,850
                                                                                                                        -----------
                                                                                                                         59,729,713
                                                                                                                        -----------
 New York 17.1%
 Long Island Power Authority, Electric Systems Revenue, General Series A,
 5.25%, 12/01/26 ..................................................................................       8,095,000       8,157,574
 5.50%, 12/01/29 ..................................................................................      20,165,000      20,816,330
 MTA Revenue,
 Commuter Facilities, Series A, 5.25%, 7/01/28 ....................................................       5,000,000       5,078,150
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/16 ......................................       8,950,000       9,987,753
 Commuter Facilities, Series A, FGIC Insured, 6.00%, 7/01/21 ......................................       9,225,000      10,567,422
 Commuter Facilities, Series A, FGIC Insured, 6.10%, 7/01/26 ......................................      11,050,000      12,730,263
 Commuter Facilities, Series C-1, FGIC Insured, 5.375%, 7/01/27 ...................................      10,000,000      10,356,400
 Dedicated Tax Fund, Series A, MBIA Insured, 5.25%, 4/01/26 .......................................      11,125,000      11,357,068
 Transit Facilities, Refunding, Series M, 6.00%, 7/01/14 ..........................................      18,210,000      19,463,941
 Transit Facilities, Series A, FSA Insured, 6.00%, 7/01/16 ........................................       3,630,000       4,043,348
 Transit Facilities, Series A, FSA Insured, 6.10%, 7/01/21 ........................................       6,260,000       7,211,896
 Transit Facilities, Series C-1, 5.625%, 7/01/27 ..................................................      10,800,000      11,362,680
 Transit Facilities, Service Contract, Refunding, Series 8, 5.375%, 7/01/21 .......................      15,000,000      15,409,350
 New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project, 6.625%, 7/01/12 .....       1,245,000       1,330,395
 New York City GO,
 ETM, Series B, 8.00%, 6/01/01 ....................................................................       3,000,000       3,325,620
 ETM, Series D, 8.00%, 8/01/99 ....................................................................       1,805,000       1,870,576
 ETM, Series D, 7.30%, 2/01/01 ....................................................................       4,620,000       4,984,610
 Group B, Series D, 8.25%, 8/01/11 ................................................................          15,000          16,811
 Group B, Series D, 8.25%, 8/01/12 ................................................................          30,000          33,622
 Refunding, Series B, 6.20%, 8/15/06 ..............................................................       1,500,000       1,684,740
 Refunding, Series E, 6.00%, 8/01/26 ..............................................................       2,765,000       2,992,864
 Refunding, Series F, 6.00%, 8/01/13 ..............................................................      14,000,000      15,343,860
 Refunding, Series F, 5.25%, 8/01/15 ..............................................................      20,580,000      20,981,310
 Refunding, Series H, 6.25%, 8/01/15 ..............................................................      13,035,000      14,535,589
 Refunding, Series H, 6.125%, 8/01/25 .............................................................      65,785,000      72,031,944
 Refunding, Series J, 6.00%, 8/01/21 ..............................................................      28,260,000      30,736,706
 Series A, 6.125%, 8/01/06 ........................................................................      14,500,000      16,065,420
 Series A, 6.20%, 8/01/07 .........................................................................      21,030,000      23,494,295
 New York (cont.)
 New York City GO, (cont.)
 Series A, 6.25%, 8/01/08 .........................................................................     $ 4,390,000    $  4,879,792
 Series A, 7.75%, 8/15/13 .........................................................................         105,000         116,460
 Series A, 7.75%, 8/15/14 .........................................................................         120,000         132,964
 Series A, 6.25%, 8/01/16 .........................................................................       3,280,000       3,539,415
 Series A, 7.75%, 8/15/17 .........................................................................          15,000          16,629
 Series A, Pre-Refunded, 6.20%, 8/01/07 ...........................................................         780,000         878,662
 Series A, Pre-Refunded, 8.00%, 3/15/12 ...........................................................       1,000,000       1,075,760
 Series A, Pre-Refunded, 8.00%, 3/15/13 ...........................................................       1,850,000       1,990,156
 Series A, Pre-Refunded, 7.75%, 8/15/13 ...........................................................       4,705,000       5,280,751
 Series A, Pre-Refunded, 8.00%, 3/15/14 ...........................................................      13,400,000      14,415,184
 Series A, Pre-Refunded, 7.75%, 8/15/14 ...........................................................         125,000         140,296
 Series A, Pre-Refunded, 8.00%, 3/15/15 ...........................................................       1,115,000       1,199,472
 Series A, Pre-Refunded, 8.00%, 3/15/16 ...........................................................       3,000,000       3,227,280
 Series A, Pre-Refunded, 6.25%, 8/01/16 ...........................................................       1,720,000       1,891,140
 Series A, Pre-Refunded, 8.00%, 3/15/17 ...........................................................      11,660,000      12,543,362
 Series A, Pre-Refunded, 7.75%, 8/15/17 ...........................................................       3,270,000       3,670,150
 Series A, Pre-Refunded, 8.00%, 8/15/20 ...........................................................           5,000           5,645
 Series B, 8.25%, 6/01/02 .........................................................................         205,000         230,174
 Series B, 7.50%, 2/01/04 .........................................................................      10,000,000      11,182,000
 Series B, 8.25%, 6/01/05 .........................................................................       1,000,000       1,226,660
 Series B, 6.30%, 8/15/08 .........................................................................      22,360,000      25,103,796
 Series B, 6.125%, 8/01/09 ........................................................................      11,510,000      12,629,002
 Series B, 6.375%, 8/15/10 ........................................................................      17,170,000      19,244,479
 Series B, 7.50%, 10/01/11 ........................................................................          75,000          78,593
 Series B, 7.50%, 10/01/12 ........................................................................         125,000         130,931
 Series B, 6.75%, 10/01/15 ........................................................................          25,000          27,574
 Series B, 6.75%, 10/01/17 ........................................................................          10,000          11,122
 Series B, 7.00%, 2/01/19 .........................................................................      14,440,000      15,823,063
 Series B, 6.00%, 8/15/26 .........................................................................       1,670,000       1,808,092
 Series B, Pre-Refunded, 8.25%, 6/01/02 ...........................................................       4,295,000       4,846,220
 Series B, Pre-Refunded, 6.30%, 8/15/08 ...........................................................       4,515,000       5,160,600
 Series B, Pre-Refunded, 6.375%, 8/15/10 ..........................................................       4,570,000       5,243,618
 Series B, Pre-Refunded, 7.50%, 10/01/11 ..........................................................       6,925,000       7,306,221
 Series B, Pre-Refunded, 7.50%, 10/01/12 ..........................................................      10,860,000      11,457,843
 Series B, Pre-Refunded, 6.75%, 10/01/15 ..........................................................          25,000          28,026
 Series B, Pre-Refunded, 6.75%, 10/01/17 ..........................................................       1,290,000       1,448,657
 Series B, Pre-Refunded, 7.00%, 2/01/19 ...........................................................         560,000         623,381
 Series B, Pre-Refunded, 6.00%, 8/15/26 ...........................................................         330,000         376,180
 Series B, Sub-Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...........................................       3,000,000       3,500,910
 Series B-1, Pre-Refunded, 7.30%, 8/15/11 .........................................................       8,000,000       9,436,160
 Series C, Pre-Refunded, 7.25%, 8/15/24 ...........................................................       3,540,000       3,878,707
 Series C, Sub-Series C-1, 7.00%, 8/01/17 .........................................................          25,000          27,729
 Series C, Sub-Series C-1, 7.00%, 8/01/18 .........................................................         680,000         753,467
 Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/17 ...........................................       1,905,000       2,147,545
 Series C, Sub-Series C-1, Pre-Refunded, 7.00%, 8/01/18 ...........................................       1,025,000       1,155,503
 Series D, 8.00%, 8/01/99 .........................................................................         195,000         201,997
 New York (cont.)
 New York City GO, (cont.)
 Series D, 7.30%, 2/01/01 .........................................................................      $  380,000       $ 408,629
 Series D, 7.50%, 2/01/16 .........................................................................          40,000          44,469
 Series D, 8.00%, 8/01/16 .........................................................................           5,000           5,566
 Series D, 6.00%, 2/15/25 .........................................................................      28,255,000      30,250,368
 Series D, 6.00%, 2/15/25 .........................................................................       3,045,000       3,403,792
 Series D, Pre-Refunded, 8.25%, 8/01/11 ...........................................................         145,000         164,413
 Series D, Pre-Refunded, 8.25%, 8/01/12 ...........................................................      11,095,000      12,580,399
 Series D, Pre-Refunded, 8.25%, 8/01/13 ...........................................................       7,750,000       8,787,570
 Series D, Pre-Refunded, 8.25%, 8/01/14 ...........................................................       4,340,000       4,914,920
 Series D, Pre-Refunded, 7.625%, 2/01/15 ..........................................................       9,000,000      10,203,750
 Series D, Pre-Refunded, 7.50%, 2/01/16 ...........................................................       4,960,000       5,604,602
 Series D, Pre-Refunded, 8.00%, 8/01/16 ...........................................................          45,000          50,733
 Series D, Pre-Refunded, 7.50%, 2/01/17 ...........................................................      12,000,000      13,559,520
 Series D, Pre-Refunded, 8.00%, 8/01/17 ...........................................................         100,000         112,741
 Series D, Pre-Refunded, 8.00%, 8/01/18 ...........................................................          50,000          56,371
 Series D, Pre-Refunded, 8.00%, 8/01/19 ...........................................................          30,000          33,822
 Series D, Pre-Refunded, 8.00%, 8/15/21 ...........................................................          15,000          16,934
 Series E, 5.75%, 2/15/09 .........................................................................       5,295,000       5,702,291
 Series E, 6.50%, 12/01/12 ........................................................................         135,000         136,280
 Series E, Pre-Refunded, 5.75%, 2/15/09 ...........................................................       3,205,000       3,513,577
 Series E, Pre-Refunded, 6.00%, 8/01/26 ...........................................................         235,000         267,761
 Series F, 8.20%, 11/15/04 ........................................................................         195,000         220,988
 Series F, 6.50%, 2/15/07 .........................................................................       1,545,000       1,749,342
 Series F, 6.60%, 2/15/10 .........................................................................       3,740,000       4,232,969
 Series F, Pre-Refunded, 8.20%, 11/15/04 ..........................................................       5,140,000       5,882,216
 Series F, Pre-Refunded, 6.50%, 2/15/07 ...........................................................       6,505,000       7,450,567
 Series F, Pre-Refunded, 6.50%, 2/15/08 ...........................................................       7,540,000       8,636,014
 Series F, Pre-Refunded, 6.60%, 2/15/10 ...........................................................      12,260,000      14,109,544
 Series F, Pre-Refunded, 8.25%, 11/15/15 ..........................................................       2,000,000       2,291,640
 Series F, Pre-Refunded, 8.25%, 11/15/17 ..........................................................       2,500,000       2,864,550
 Series G, 6.00%, 10/15/26 ........................................................................         175,000         200,907
 Series G, Pre-Refunded, 6.00%, 10/15/26 ..........................................................      15,160,000      16,488,622
 Series H, 7.10%, 2/01/12 .........................................................................         330,000         363,337
 Series H, 7.20%, 2/01/14 .........................................................................       1,040,000       1,146,850
 Series H, 7.00%, 2/01/16 .........................................................................         340,000         372,892
 Series H, Pre-Refunded, 7.10%, 2/01/12 ...........................................................       2,670,000       2,980,281
 Series H, Pre-Refunded, 7.20%, 2/01/14 ...........................................................       8,960,000      10,028,301
 Series H, Pre-Refunded, 7.00%, 2/01/16 ...........................................................       3,660,000       4,074,239
 Series H-1, 6.125%, 8/01/11 ......................................................................       4,900,000       5,376,378
 Series H-1, Pre-Refunded, 6.125%, 8/01/09 ........................................................         240,000         269,441
 Series H-1, Pre-Refunded, 6.125%, 8/01/11 ........................................................         100,000         112,267
 Series I, 6.25%, 4/15/13 .........................................................................      28,520,000      31,828,035
 Series I, 6.25%, 4/15/27 .........................................................................       4,250,000       4,680,398
 Series I, Pre-Refunded, 6.25%, 4/15/13 ...........................................................       8,090,000       9,378,494
 Series I, Pre-Refunded, 6.25%, 4/15/27 ...........................................................       2,750,000       3,187,993

 New York (cont.)
 New York City Health and Hospital Authority Local Government Revenue, Series A,
 6.00%, 2/15/07 ...................................................................................     $ 5,010,000    $  5,335,550
 6.30%, 2/15/20 ...................................................................................      18,235,000      19,294,089
 New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
 5.65%, 10/01/28 ..................................................................................       5,000,000       5,077,700
 5.75%, 10/01/36 ..................................................................................       5,750,000       5,884,148
 New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
 Series A, 7.10%, 6/15/12 .........................................................................       2,455,000       2,668,560
 Series A, 7.00%, 6/15/15 .........................................................................       4,980,000       5,391,896
 Series B, 5.875%, 6/15/26 ........................................................................       6,500,000       7,012,070
 Series B, 5.75%, 6/15/29 .........................................................................      15,000,000      16,098,150
 Series B, MBIA Insured, 5.75%, 6/15/26 ...........................................................       3,000,000       3,228,540
 New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities, 5.50%, 7/01/27  8,915,000       9,328,656
 New York State Dormitory Authority Revenue,
 City University General Resources, Series 2, MBIA Insured, 6.25%, 7/01/19 ........................       4,000,000       4,537,200
 City University System Consolidation, Series 1, 5.375%, 7/01/24 ..................................      23,000,000      23,709,320
 City University System Consolidation, Third Issue-1, 5.25%, 7/01/25 ..............................      10,000,000      10,209,300
 City University System, Third Generation Resources, Refunding, Series 2, 6.00%, 7/01/26 ..........       5,500,000       5,994,890
 City University System, Third Generation Resources, Refunding, Series 2, Pre-Refunded, 6.00%, 7/01/26   14,150,000      16,158,593
 City University System, Third Generation Resources, Series 2, 6.00%, 7/01/20 .....................      16,860,000      18,331,709
 Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ......................................      18,000,000      19,768,140
 Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ......................................       5,000,000       5,394,100
 Our Lady Nursing Home, FHA Insured, 5.90%, 8/01/20 ...............................................       6,750,000       7,185,173
 Saint Barnabas Hospital, 5.35%, 8/01/17 ..........................................................       5,500,000       5,642,285
 Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .............................       5,000,000       5,050,350
 Second Hospital, Interfaith Medical Center, Series D, 5.40%, 2/15/28 .............................       8,000,000       8,086,880
 State University Educational Facilities, 5.125%, 5/15/21                                                 5,000,000       5,018,100
 State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ............................       5,000,000       5,701,250
 State University Educational Facilities, Refunding, Series B, 7.375%, 5/15/14 ....................       4,240,000       4,541,337
 State University Educational Facilities, Refunding, Series B, 7.00%, 5/15/16 .....................       2,000,000       2,128,920
 New York State Energy Research and Development Authority, Electric Facilities Revenue,
 Consolidated Edison Co., Refunding, Series A, 6.10%, 8/15/20 .....................................       8,500,000       9,208,730
 Long Island Light, Series A, 7.15%, 6/01/20 ......................................................      17,500,000      19,178,600
 Long Island Light, Series A, 7.15%, 2/01/22 ......................................................       1,500,000       1,643,880
 New York State HFA,
 Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ............................      14,070,000      15,250,473
 Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ......................       5,475,000       5,882,888
 Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 .....................       4,230,000       4,536,548
 Service Contract Revenue, Refunding, Series C, 5.875%, 9/15/14 ...................................       4,675,000       4,989,861
 Service Contract Revenue, Refunding, Series C, 6.125%, 3/15/20 ...................................      25,500,000      27,364,815
 Service Contract Revenue, Refunding, Series C, 5.50%, 9/15/22 ....................................      17,505,000      18,255,614
 Service Contract Revenue, Series A, 6.375%, 9/15/14 ..............................................          25,000          27,803
 Service Contract Revenue, Series A, 6.375%, 9/15/16 ..............................................       3,785,000       4,194,916
 Service Contract Revenue, Series A, Pre-Refunded, 6.375%, 9/15/14 ................................       3,130,000       3,582,316
 Service Contract Revenue, Series A, Pre-Refunded, 6.50%, 3/15/25 .................................      10,000,000      11,672,300
 New York State Medical Care Facilities, Financial Agency Revenue,
 Hospital and Nursing Home, FSA Mortgage Insured, 6.50%, 2/15/34 ..................................       6,945,000       7,617,971
 New York (cont.)
 New York State Medical Care Facilities, Financial Agency Revenue, (cont.)
 Hospital and Nursing Home, Refunding, FSA Mortgage Insured, 6.40%, 8/15/14 .......................    $ 10,665,000   $  11,764,135
 Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .........................       7,600,000       8,786,968
 The Hospital for Special Surgery, Series A, 6.375%, 8/15/24 ......................................      12,500,000      14,251,375
 New York State Tollway Authority,
 General Revenue, Series D, 5.375%, 1/01/27 .......................................................       5,000,000       5,119,550
 Service Contract Revenue, Local Highway and Bridge, 6.25%, 4/01/14 ...............................      11,600,000      13,242,096
 Service Contract Revenue, Local Highway and Bridge, 5.75%, 4/01/16 ...............................      13,200,000      13,924,944
 New York State Urban Development Corp., Correctional Capital Facilities, Series 5, 6.10%, 1/01/12        7,685,000       8,544,183
 New York State Urban Development Corp. Revenue, Youth Facilities, 6.00%, 4/01/17 .................      11,720,000      12,840,315
 Warren and Washington Counties IDA Revenue, Adirondack Resource Recovery Project, Refunding, Series A,
 7.90%, 12/15/07 ..................................................................................       4,490,000       4,651,550
                                                                                                                        -----------
                                                                                                                      1,247,115,415
                                                                                                                      -------------
 North Carolina 2.7%
 Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue,
 5.90%, 1/15/16 ...................................................................................       7,010,000       7,544,933
 Pre-Refunded, 5.90%, 1/15/16 .....................................................................       2,890,000       3,264,024
 Series A, 5.875%, 1/15/26 ........................................................................       5,000,000       5,311,400
 North Carolina Eastern Municipal Power Agency, Power System Revenue,
 Refunding, Series A, 6.50%, 1/01/17 ..............................................................      25,700,000      27,406,737
 Refunding, Series A, 6.50%, 1/01/24 ..............................................................       3,250,000       3,259,718
 Refunding, Series B, 6.25%, 1/01/12 ..............................................................       6,875,000       7,224,800
 Refunding, Series B, 6.00%, 1/01/22 ..............................................................       1,250,000       1,371,138
 Refunding, Series B, 6.25%, 1/01/23 ..............................................................      39,030,000      44,219,039
 Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ................................................       4,000,000       4,378,520
 Refunding, Series B, MBIA Insured, 5.80%, 1/01/16 ................................................      11,175,000      12,296,411
 Refunding, Series B, MBIA Insured, 5.75%, 12/01/16 ...............................................      14,420,000      14,944,311
 Series B, 6.00%, 1/01/05 .........................................................................       1,355,000       1,460,162
 Series B, 6.00%, 1/01/14 .........................................................................      16,000,000      16,691,520
 Series D, 5.875%, 1/01/13 ........................................................................       7,440,000       7,732,913
 Series G, 5.875%, 1/01/21 ........................................................................      13,325,000      14,595,406
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
 6.25%, 1/01/17 ...................................................................................       9,720,000      10,336,151
 Refunding, 5.75%, 1/01/15 ........................................................................      12,435,000      12,594,168
 Wake County IPC, Financing Authority Revenue, Carolina Power and Light, 6.90%, 4/01/09 ...........       5,000,000       5,287,450
                                                                                                                        -----------
                                                                                                                        199,918,801
                                                                                                                        -----------
 North Dakota .4%
 Dickinson Health Care Facilities Revenue, BHS Long-Term Care, Inc., 7.625%, 2/15/20 ..............       7,750,000       8,128,123
 Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 ...............................         249,000         249,697
 Mercer County PCR, Basin Electric Power Corp.,
 Second Series, AMBAC Insured, 6.05%, 1/01/19 .....................................................       9,130,000      10,073,951
 Series E, 7.00%, 1/01/19 .........................................................................      11,540,000      11,930,167
 Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ......................................         710,000         712,059
                                                                                                                        -----------
                                                                                                                         31,093,997
                                                                                                                        -----------

 Ohio 1.7%
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Refunding,
 Emery Worldwide Air, Inc., Series E, 6.05%, 10/01/09 .............................................     $ 4,000,000    $  4,311,240
 Emery Worldwide Air, Inc., Series F, 6.05%, 10/01/09 .............................................       2,750,000       2,963,978
 Series A, 5.625%, 2/01/18 ........................................................................       6,000,000       6,147,720
 Franklin County Convention Facilities Authority, Tax and Lease Revenue Anticipation Bonds, MBIA Insured, 5.00%,
 12/01/27 .........................................................................................       7,500,000       7,488,300
 Hamilton County Hospital Facilities Revenue, Childrens Hospital Medical Center, Series G, MBIA Insured, 5.00%,
 5/15/23 ..........................................................................................      10,000,000       9,916,000
 Montgomery County Health Systems Revenue,
 Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ...........................................       3,625,000       3,676,040
 Franciscan Facility, Series B-2, 8.10%, 7/01/01 ..................................................       1,400,000       1,489,796
 Franciscan Medical Center-Dayton, 5.50%, 7/01/18 .................................................       1,995,000       2,021,414
 Series B-2, 8.10%, 7/01/18 .......................................................................       3,705,000       4,449,779
 Series B-2, Pre-Refunded, 8.10%, 7/01/18 .........................................................       8,295,000      10,609,471
 Montgomery County Hospital Revenue, Refunding, Grandview Hospital and Medical Center,
 5.50%, 12/01/10 ..................................................................................       1,300,000       1,345,760
 5.60%, 12/01/11 ..................................................................................       1,000,000       1,035,020
 5.65%, 12/01/12 ..................................................................................         925,000         953,379
 Ohio HFA, Residential Mortgage Revenue,
 Series A-1, GNMA Secured, 5.40%, 9/01/29 .........................................................       5,870,000       5,938,973
 Series C, 5.75%, 9/01/28 .........................................................................       7,745,000       8,048,062
 Ohio State Air Quality Development Authority Revenue,
 Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ....................................      12,000,000      12,998,280
 Toledo Edison, Series B, 8.00%, 5/15/19 ..........................................................       6,325,000       6,717,403
 Ohio State EDR, Good Samaritan Medical Center, Series 1990-3, 7.875%, 12/01/10 ...................       1,515,000       1,606,415
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 .......................       5,330,000       5,356,117
 Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A, 6.40%, 8/15/27        3,250,000       3,519,490
 Ohio State Water Development Facilities Authority, PCR, Toledo Edison, Series A, 8.00%, 5/15/19 ..      10,000,000      10,620,400
 University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ...........      10,500,000      10,612,140
                                                                                                                        -----------
                                                                                                                        121,825,177
                                                                                                                        -----------
 Oklahoma 1.2%
 Canadian County HFA, SFMR, Series A,
 7.70%, 9/01/05 ...................................................................................       1,285,000       1,335,513
 7.80%, 9/01/12 ...................................................................................       2,685,000       2,792,937
 Oklahoma State Turnpike System Authority, First Senior Revenue,
 7.875%, 1/01/21 ..................................................................................         610,000         625,817
 Pre-Refunded, 7.875%, 1/01/21 ....................................................................      19,090,000      19,615,739
 Stillwater Medical Center Authority Revenue,
 Series A, 6.10%, 5/15/09 .........................................................................       3,440,000       3,691,430
 Series B, 6.35%, 5/15/12 .........................................................................       1,235,000       1,333,417
 Series B, 6.50%, 5/15/19 .........................................................................       3,390,000       3,694,931
 Tulsa County Home Financial Authority, Mortgage Revenue, Series D, GNMA Insured, 6.95%, 12/01/22 .         445,000         471,055
 Tulsa County Municipal Airport Revenue, American Airlines, Inc.,
 7.35%, 12/01/11 ..................................................................................       4,000,000       4,459,680
 6.25%, 6/01/20 ...................................................................................      18,530,000      19,742,789
 7.375%, 12/01/20 .................................................................................      11,000,000      11,747,340
 Oklahoma (cont.)
 Tulsa County Parking Authority, Series B,
 6.90%, 12/01/07 ..................................................................................     $ 3,000,000    $  3,327,120
 7.00%, 12/01/14 ..................................................................................       5,500,000       5,980,040
 Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ....................       2,740,000       2,919,114
 Tulsa Industrial Authority, Hospital Revenue, St. John Medical Center Project, Series A, 6.25%, 2/15/14  2,000,000       2,163,840
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 6.00%, 8/15/14   4,000,000       4,189,400
                                                                                                                        -----------
                                                                                                                         88,090,162
                                                                                                                        -----------
 Oregon .3%
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured, 5.00%,      3,655,000       3,644,218
 8/15/24
 Oregon State Department of Administrative Services COP, Series A, AMBAC Insured, 5.80%, 5/01/24 ..       5,000,000       5,451,800
 Oregon State EDR, Georgia Pacific Corp. Project,
 Refunding, Series 183, 5.70%, 12/01/25 ...........................................................       3,500,000       3,554,425
 Series CLVII, 6.35%, 8/01/25 .....................................................................       5,500,000       5,859,975
                                                                                                                        -----------
                                                                                                                         18,510,418
                                                                                                                        -----------
 Pennsylvania 3.2%
 Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Health Center, Refunding,
 Series A, MBIA Insured, 5.625%, 4/01/27 ..........................................................       6,550,000       6,873,308
 Allegheny County IDA Revenue, Environmental Improvement, 6.70%, 12/01/20 .........................       5,250,000       5,775,263
 Beaver County IDA, PCR, Ohio Edison Co., Beaver Valley Project, Series A, 7.75%, 9/01/24 .........      14,250,000      14,896,665
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
 6.30%, 7/01/08 ...................................................................................       9,600,000      10,451,616
 6.375%, 7/01/18 ..................................................................................      10,740,000      11,635,716
 Delaware County IDA Revenue, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ......       6,500,000       7,027,540
 Delaware River Port Authority Revenue, Pennsylvania and New Jersey, Series 1995, FGIC Insured, 5.50%,    5,000,000       5,294,550
 1/01/26
 Delaware Valley Regional Finance Authority, Local Government Revenue, Series B, AMBAC Insured, 5.60%,    5,000,000       5,450,150
 7/01/17
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA Insured, 6.15%,
 8/01/29 ..........................................................................................       4,000,000       4,385,080
 Montgomery County Higher Education and Health Authority, Hospital Revenue, Jeanes Health System Project,
 Pre-Refunded, 8.75%, 7/01/20 .....................................................................       5,500,000       6,059,955
 Pennsylvania EDA,
 Financing Authority Revenue, Macmillan, L.P. Project, 7.60%, 12/01/20 ............................       5,000,000       6,105,500
 Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 .................      13,500,000      14,998,500
 Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program, Refunding, 6.60%,
 11/01/09 .........................................................................................      33,280,000      36,654,592
 Pennsylvania State HFA,
 Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ..........................................      10,590,000      11,322,193
 SFM, Series 1991, 7.15%, 4/01/15 .................................................................       3,635,000       3,839,723
 Pennsylvania State Higher Educational Facilities Authorities Revenue, Temple University, First Series, MBIA Insured,
 5.00%, 4/01/29 ...................................................................................       9,000,000       8,874,990
 Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B, MBIA Insured, 8.00%,
 11/01/09 .........................................................................................       4,445,000       4,650,003
 Philadelphia Gas Works Revenue,
 First Series A, FSA Insured, 5.00%, 7/01/26 ......................................................       5,000,000       4,933,250
 Series 13, Pre-Refunded, 7.70%, 6/15/21 ..........................................................       2,850,000       3,190,775
 Series A, 6.375%, 7/01/26 ........................................................................       3,950,000       4,366,014
 Pennsylvania (cont.)
 Philadelphia GO,
 MBIA Insured, 5.00%, 5/15/25 .....................................................................     $ 5,000,000    $  4,942,000
 Refunding, Series A, 11.50%, 8/01/99 .............................................................       2,400,000       2,545,872
 Refunding, Series A, 11.50%, 8/01/00 .............................................................       1,000,000       1,121,050
 Philadelphia Hospital and Higher Education Facilities Authority Revenue,
 Albert Einstein Medical Center, 7.50%, 4/01/99 ...................................................       3,955,000       4,009,856
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.30%, 1/01/18 ...............       3,330,000       3,381,981
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.35%, 1/01/23 ...............       5,780,000       5,882,075
 Mortgage, North Philadelphia Health Systems, Series A, FHA Secured, 5.375%, 1/01/28 ..............       3,765,000       3,840,262
 Philadelphia Hospitals and Higher Education Facilities Authority Revenue, Temple University Hospital, 5.875%,
 11/15/23 .........................................................................................       5,000,000       5,201,600
 Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.50%, 5/01/01 ........................       1,000,000       1,036,530
 Philadelphia School District, Series B, AMBAC Insured, 5.375%, 4/01/19 ...........................       7,000,000       7,192,570
 Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .............................      10,760,000      12,237,778
 South Fork Municipal Authority, Hospital Revenue, Conemaugh Valley Memorial Hospital Project, Series A,
 MBIA Insured, 5.75%, 7/01/26 .....................................................................       5,000,000       5,327,500
 Westmoreland County IDA Revenue, Citizens General Hospital Project, Refunding, Series A, 8.25%, 7/01/13  3,000,000       3,039,000
                                                                                                                        -----------
                                                                                                                        236,543,457
                                                                                                                        -----------
 Rhode Island 1.3%
 Providence Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ............................       9,900,000      11,240,262
 Rhode Island Clean Water Financial Agency Revenue, Drinking Water Providence, Series A, AMBAC Insured, 6.70%,
 1/01/15 ..........................................................................................       2,200,000       2,505,140
 Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
 Series 2, 7.75%, 4/01/22 .........................................................................       1,645,000       1,712,100
 Series 10-A, 6.50%, 10/01/22 .....................................................................      20,200,000      21,432,604
 Series 10-A, 6.50%, 4/01/27 ......................................................................      13,085,000      13,864,343
 Series 13, 6.70%, 10/01/15 .......................................................................       7,400,000       7,984,748
 Series 13, 6.85%, 4/01/27 ........................................................................       2,600,000       2,807,116
 Series 15-A, 6.85%, 10/01/24 .....................................................................      15,000,000      16,064,250
 Series 16-A, 6.375%, 10/01/26 ....................................................................       2,720,000       2,889,619
 Series 17-A, 6.25%, 4/01/17 ......................................................................       2,320,000       2,454,931
 Rhode Island Port Authority and Economic Development Corp., Shepard Building Project, Refunding, Series B,
 AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 ......................................................       3,000,000       3,464,760
 Rhode Island State Health and Educational Building Corp. Revenue,
 Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 .................................       3,000,000       3,389,280
 Roger William Realty, Elmhurst Nursing Home, FHA Insured, 7.50%, 8/01/29 .........................         940,000         972,468
 St. Antoine Residence, 6.70%, 11/15/12 ...........................................................       2,320,000       2,530,749
 St. Antoine Residence, 6.75%, 11/15/18 ...........................................................       2,750,000       2,991,725
                                                                                                                        -----------
                                                                                                                         96,304,095
                                                                                                                        -----------
 South Carolina 1.1%
 Berkeley County School District COP, Berkeley School Facilities Group, Inc., AMBAC Insured, 6.30%,       1,800,000       2,027,700
 2/01/16
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding,
 6.60%, 1/01/21 ...................................................................................      25,505,000      25,574,119
 Series A, 5.75%, 1/01/24 .........................................................................       3,150,000       3,151,008
 Series A, AMBAC Insured, 6.55%, 1/01/16 ..........................................................      18,115,000      18,162,642
 South Carolina (cont.)
 Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding, (cont.)
 Series A, AMBAC Insured, 5.75%, 1/01/24 ..........................................................     $ 5,050,000    $  5,056,212
 Richland County PCR, Union Camp Corp. Project, Refunding, Series C, 6.55%, 11/01/20 ..............       3,000,000       3,273,810
 South Carolina State Housing, Finance and Development Authority, Mortgage Revenue, Series A-2, AMBAC Insured,
 5.80%, 7/01/27 ...................................................................................       6,405,000       6,765,794
 South Carolina State Public Service Authority Revenue, Refunding, Series A, AMBAC Insured, 6.375%,      12,765,000      13,789,008
 7/01/21
 Spartanburg County Health Services District, Inc., Hospital Revenue, Series A, MBIA Insured, 5.50%,      3,000,000
 4/15/27                                                                                                                  3,158,250
                                                                                                                        -----------
                                                                                                                         80,958,543
                                                                                                                        -----------
 South Dakota .4%
 Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding, 6.70%, 6/01/10 ..........       5,000,000       5,439,400
 South Dakota State HDA, Homeownership Mortgage,
 Series A, 6.30%, 5/01/17 .........................................................................       3,680,000       3,903,192
 Series A, 7.15%, 5/01/27 .........................................................................      10,580,000      11,140,846
 Series B, 7.10%, 5/01/17 .........................................................................       2,885,000       3,042,204
 Series D, 6.65%, 5/01/14 .........................................................................       3,445,000       3,727,766
 Series G, 7.125%, 5/01/14 ........................................................................       3,405,000       3,726,636
                                                                                                                        -----------
                                                                                                                         30,980,044
                                                                                                                        -----------
 Tennessee .9%
 Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives, Series A, 5.00%,
 12/01/18 .........................................................................................       2,150,000       2,112,504
 Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%, 10/01/26        2,000,000       2,119,380
 Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
 6.125%, 8/01/05 ..................................................................................       2,515,000       2,644,170
 6.30%, 8/01/07 ...................................................................................       1,000,000       1,061,240
 Jackson Hospital Revenue, Jackson Madison County General Hospital, 5.00%, 4/01/28 ................       2,000,000       1,963,620
 Knox County Health, Educational and Housing Facilities Board, MFHR, East Towne Village Project, GNMA Secured,
 8.20%, 7/01/28 ...................................................................................       4,720,000       4,876,562
 Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue, Federal Express Corp.,
 7.875%, 9/01/09 ..................................................................................      14,690,000      16,362,016
 6.75%, 9/01/12 ...................................................................................       6,520,000       7,125,186
 Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board Revenue,
 Multi Modal Health Facility, Asset Guaranty Insurance Co. Insured, 5.50%, 5/01/23 ................         995,000       1,037,307
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 .........       1,940,000       2,104,396
 Mount Pleasant IDR, PCR, Stauffer Chemical Co. Project, 8.00%, 12/01/12 ..........................       1,990,000       2,134,693
 Nashville and Davidson County Revenue, IDB, Osco Treatment, Inc., Refunding and Improvement, 6.00%,      5,000,000       5,250,100
 5/01/03
 Shelby County Health Educational and Housing Facility Board Hospital Revenue, MBIA Insured, 5.00%,       5,000,000       4,950,750
 4/01/18
 Tennessee HDA, Homeownership Program,
 Series 1992, 6.80%, 7/01/17 ......................................................................       2,360,000       2,506,981
 Series P, 7.70%, 7/01/16 .........................................................................       4,580,000       4,740,117
 Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program, 6.45%,
 10/01/14 .........................................................................................       2,275,000       2,504,093
                                                                                                                        -----------
                                                                                                                         63,493,115
                                                                                                                        -----------
 Texas 6.8%
 Austin Combined Utility System Revenue, Series A, Pre-Refunded, 8.00%, 11/15/16 ..................      18,100,000      20,009,550
 Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ...........................      11,310,000      12,645,485
 Texas (cont.)
 Bexar County Health Facilities Development Corp. Revenue,
 Incarnate Word Facility, FSA Insured, 6.00%, 11/15/15 ............................................     $ 4,500,000    $  4,980,240
 Incarnate Word Health Services, Refunding, FSA Insured, 6.10%, 11/15/23 ..........................       8,300,000       9,235,327
 Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 .............................       1,725,000       1,797,226
 Bexar Metropolitan Water District, Water Works Systems Revenue, Refunding, MBIA Insured, 5.875%, 5/01/22 5,000,000       5,411,100
 Brazos River Authority, PCR,
 Collateralized Utilities Electric Co. Project, Series A, 8.25%, 1/01/19 ..........................      15,000,000      15,390,600
 Collateralized Utilities Electric Co., Refunding, Series C, 5.55%, 6/01/30 .......................      20,000,000      19,677,000
 Utilities Electric Co. Project, Series A, AMBAC Insured, 5.55%, 5/01/33 ..........................      23,965,000      24,830,616
 Dallas-Fort Worth International Airport Facilities, Improvement Corp. Revenue, American Airlines, Inc.,
 8.00%, 11/01/24 ..................................................................................      99,000,000     107,144,730
 Refunding, 6.00%, 11/01/14 .......................................................................      29,400,000      31,311,000
 El Paso HFC, SFMR, Series A, 8.75%, 10/01/11 .....................................................       3,730,000       4,045,745
 Fort Worth Higher Education Financial Corp., Higher Education Revenue, Texas Christian University Project, 5.00%,
 3/15/27 ..........................................................................................       4,000,000       3,999,760
 Grand Prairie Health Facilities Development Corp., Hospital Revenue, Dallas/Ft. Worth Medical Center Project,
 Refunding, AMBAC Insured, 6.875%, 11/01/10 .......................................................       2,700,000       2,844,558
 Gulf Coast Waste Disposal Authority, Environmental Improvement Revenue, UXS Corp. Projects, Refunding, 5.50%,
 9/01/17 ..........................................................................................       3,250,000       3,315,650
 Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ............................      20,250,000      22,009,118
 Houston Water and Sewer System Revenue,
 Junior Lien, Refunding, Series A, MBIA Insured, Pre-Refunded, 6.20%, 12/01/20 ....................      22,500,000      25,523,325
 Refunding, Series B, 6.375%, 12/01/14 ............................................................      21,000,000      22,588,650
 Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 .................................................          20,000          20,105
 Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ..       2,500,000       2,552,500
 Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ..............       1,000,000       1,061,510
 Matagorda County Navigation District No. 1, PCR,
 Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...........      25,300,000      26,549,567
 Collateralized, Houston Lighting and Power Co., Refunding, 6.00%, 7/01/28 ........................      19,200,000      20,366,976
 Series A, AMBAC Insured, 6.70%, 3/01/27 ..........................................................       5,500,000       5,989,225
 Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 .................................................         810,000         828,638
 North Central Health Facilities Development Corp. Revenue, Texas Health Resources System, Series B, 5.125%,
 2/15/22 ..........................................................................................       5,985,000       6,033,000
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding, 5.60%, 1/01/27 4,000,000       3,982,800
 Nueces River Authority Texas, Asarco Inc., Project, Refunding, Series A, 5.60%, 4/01/18 ..........       4,500,000       4,467,150
 Port Corpus Christi Authority, Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 18,000,000      18,487,260
 Port Corpus Christi IDC Revenue, Valero, Refunding,
 Series B, 5.40%, 4/01/18 .........................................................................       4,000,000       4,023,480
 Series C, 5.40%, 4/01/18 .........................................................................       6,000,000       6,035,220
 Red River Authority, PCR, West Texas Utilities Co., Public Service Co., Oklahoma Central Power and Light Co.,
 Refunding, MBIA Insured, 6.00%, 6/01/20 ..........................................................       5,000,000       5,497,200
 Sabine River Authority, PCR,
 Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .........................       4,000,000       4,416,680
 Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured, 6.55%, 10/01/22 ...       7,700,000       8,429,729
 San Antonio Electric and Gas Revenue, Refunding, 5.50%, 2/01/20 ..................................      10,000,000      10,455,300

 Texas (cont.)
 San Antonio Water Revenue, Senior Lien, MBIA Insured,
 6.50%, 5/15/10 ...................................................................................     $ 2,795,000    $  3,058,904
 Pre-Refunded, 6.50%, 5/15/10 .....................................................................       1,440,000       1,597,579
 Tarrant County Health Facilities Development Corp.,
 Health Services Revenue, Texas Health Resources System, Series A, MBIA Insured, 5.00%, 2/15/26 ...      10,000,000       9,795,100
 Hospital Revenue, Ft. Worth Osteopathic Hospital, MBIA Insured, 5.25%, 5/15/28 ...................       5,010,000       5,090,962
 Texas Housing Agency, Residential Development Mortgage Revenue, Series D, 8.35%,
 1/01/08 ..........................................................................................       1,215,000       1,259,821
 7/01/08 ..........................................................................................       2,720,000       2,820,341
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ......................       2,500,000       2,699,800
 Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 .................................       2,210,000       2,271,968
 Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ....................................       3,735,000       4,054,006
 Tyler Health Facilities Development Corp., Hospital Revenue, East Texas Medical Center Project, Refunding, Series A,
 MBIA Insured, 5.50%, 11/01/17 ....................................................................       1,735,000       1,833,236
                                                                                                                        -----------
                                                                                                                        500,437,73
                                                                                                                        -----------
 US Territories 1.6%
 District of Columbia GO, Series E, MBIA-IBC Insured, 6.00%, 6/01/13 ..............................         155,000         170,767
 District of Columbia GO, Series E, MBIA-IBC Insured, 6.00%, 6/01/13 ..............................       3,845,000       4,137,028
 District of Columbia HFA,
 MFHR, Refunding, Series A, FHA Insured, 7.10%, 9/01/12 ...........................................       1,830,000       1,952,006
 MFHR, Refunding, Series A, FHA Insured, 7.15%, 3/01/24 ...........................................       6,575,000       6,984,228
 SFMR, Refunding, Series B, 5.85%, 12/01/18 .......................................................       2,830,000       2,931,456
 District of Columbia Hospital Revenue, Washington Hospital Center Corp., Series A, Pre-Refunded, 9.00%,  3,955,000       4,454,319
 1/01/08
 District of Columbia Redevelopment Land Agency, Sports Arena, Special Tax Revenue, 5.625%, 11/01/10        990,000       1,024,502
 District of Columbia Revenue,
 Association of American Medical Colleges, Pre-Refunded, 7.50%, 2/15/20 ...........................       5,685,000       6,071,921
 Catholic University of America, 6.45%, 10/01/23 ..................................................       5,265,000       5,826,512
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
 5.00%, 7/01/36 ...................................................................................      59,000,000      59,202,370
 5.50%, 7/01/36 ...................................................................................       7,000,000       7,543,830
 Puerto Rico Commonwealth Urban Renewal and Housing Corp., Commonwealth Appropriation, Refunding, 7.875%,
 10/01/04 .........................................................................................       3,200,000       3,369,312
 Virgin Islands HFA Mortgage Revenue, Series B, GNMA Secured, Pre-Refunded, 8.10%, 12/01/18 .......         690,000         706,374
 Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%,
 10/01/22 .........................................................................................       6,485,000       6,552,444
 Virgin Islands Public Financing Authority Revenue, Subordinated Lien, Fund Loan Notes, Refunding, Series D, 5.50%,
 10/01/01 .........................................................................................       1,755,000       1,806,123
 10/01/02 .........................................................................................       1,700,000       1,757,766
 10/01/03 .........................................................................................       1,850,000       1,923,14
                                                                                                                        -----------
                                                                                                                        116,414,107
                                                                                                                        -----------
 Utah .7%
 Carbon County, Solid Waste Disposal Revenue, Laidlaw, Inc. Project, Refunding, Series A, 7.50%, 2/01/10  5,050,000       5,743,769
 Intermountain Power Agency, Power Supply Revenue, Refunding, Series A, 6.15%, 7/01/14 ............      25,000,000      27,470,500
 Salt Lake City College Revenue, Westminster College Project,
 5.70%, 10/01/17 ..................................................................................       1,000,000       1,026,590
 5.75%, 10/01/27 ..................................................................................       1,000,000       1,026,530
 Utah (cont.)
 Utah State HFA,
 Refunding, Series A, 6.50%, 5/01/19 ..............................................................     $ 2,945,000    $  3,097,168
 SFM, Refunding, 6.80%, 1/01/12 ...................................................................       1,300,000       1,384,084
 SFM, Series A, 8.50%, 7/01/19 ....................................................................         210,000         214,979
 SFM, Series B, 6.55%, 7/01/19 ....................................................................       3,105,000       3,330,640
 SFM, Series B, 6.55%, 7/01/26 ....................................................................       3,345,000       3,571,122
 SFM, Series C-1, 6.80%, 7/01/12 ..................................................................         205,000         218,258
 SFM, Series C-1, 8.375%, 7/01/19 .................................................................       1,185,000       1,201,008
 SFM, Series D, 8.60%, 7/01/19 ....................................................................         100,000         101,121
 SFM, Series E-1, 6.65%, 7/01/20 ..................................................................       2,150,000       2,295,921
 SFM, Series G-1, 8.10%, 7/01/16 ..................................................................         585,000         600,952
                                                                                                                        -----------
                                                                                                                         51,282,642
                                                                                                                        -----------
 Vermont .1%
 Vermont HFA, SF, Series 5, 7.00%, 11/01/27 .......................................................       9,400,000      10,077,740
                                                                                                                        -----------
 Virginia .6%
 Danville IDA, Hospital Revenue, Danville Regional Medical Center, Refunding, FGIC Insured, Pre-Refunded, 6.50%,
 10/01/24 .........................................................................................       5,840,000       6,680,610
 Danville IDA Revenue, Regional Medical Center, FGIC Insured, 6.50%, 10/01/19 .....................       5,885,000       6,732,086
 Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, 6.00%, 8/01/15 .......       7,250,000       7,875,747
 Lynchburg IDA, Healthcare Facilities Revenue, Central Health, Refunding, 5.20%, 1/01/28 ..........       2,000,000       1,996,880
 Medical College Hospital Authority Revenue, MBIA Insured, 5.125%, 7/01/23 ........................       2,000,000       2,014,720
 Medical College Virginia Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,        3,000,000       3,032,610
 7/01/18
 Richmond Public Utility Revenue, Refunding, Series A, 5.125%, 1/15/28 ............................       5,510,000       5,544,602
 Virginia State HDA, Commonwealth Mortgage,
 Series C, Sub-Series C-6, 6.25%, 1/01/15 .........................................................       5,120,000       5,378,202
 Series H, Sub-Series H-2, 6.55%, 1/01/17 .........................................................       4,755,000       5,121,895
                                                                                                                        -----------
                                                                                                                         44,377,352
                                                                                                                        -----------
 Washington 2.6%
 Chelan County PUD No. 1, Cheland Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 .....       5,000,000       5,173,650
 Pierce County EDC, Solid Waste-Steilacoom Revenue, Refunding, 6.60%, 8/01/22 .....................      32,480,000      34,632,450
 Pierce County EDR, Occidental Petrol, 5.80%, 9/01/29 .............................................       4,000,000       4,055,800
 Port Moses Lake Public Corp., Washington PCR, Union Carbide Corp.,
 7.50%, 8/01/04 ...................................................................................       2,100,000       2,103,422
 7.875%, 8/01/06 ..................................................................................       1,000,000       1,026,790
 SeaTac GO, Series 1994, 6.50%, 12/01/13 ..........................................................       2,760,000       3,090,675
 Seattle Municipality, Metropolitan Seattle Sewer Revenue,
 Refunding, Series V, 6.20%, 1/01/32 ..............................................................       9,680,000      10,145,511
 Series W, MBIA Insured, 6.25%, 1/01/21 ...........................................................       2,500,000       2,771,024
 Seattle Special Obligation, Chinatown International District, 5.90%, 8/01/26 .....................       4,810,000       5,174,116
 Snohomish County USD No. 6, 6.50%, 12/01/11 ......................................................       7,000,000       8,341,410
 University of Washington Alumni Association, Lease Revenue, Medical Center Roosevelt II, 6.30%, 8/15/14  4,000,000       4,469,200
 Washington State Health Care Facilities Authority Revenue, Swedish Health Services, AMBAC Insured, 5.50%,
 11/15/28 .........................................................................................       5,000,000       5,178,100
 Washington State Public Power Supply System Revenue,
 Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 .......................................      35,355,000      37,928,843
 Washington (cont.)
 Washington State Public Power Supply System Revenue, (cont.)
 Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .........................    $ 19,965,000   $  21,539,640
 Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 .......................................      18,330,000      19,997,296
 Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 .......................................       7,700,000       8,973,348
 Nuclear Project No. 2, Series A, 6.25%, 7/01/12 ..................................................       3,200,000       3,454,655
 Nuclear Project No. 3, Refunding, Series B, 5.50%, 7/01/18 .......................................      10,050,000      10,089,395
                                                                                                                        -----------
                                                                                                                        188,145,325
                                                                                                                        -----------
 West Virginia .7%
 Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
 6.50%, 4/01/25 ...................................................................................       3,500,000       3,829,594
 Refunding, 5.40%, 5/01/25 ........................................................................      10,000,000      10,091,200
 Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 ................................       1,700,000       1,769,546
 Taylor County PCR, Union Carbide Corp., 7.625%, 8/01/05 ..........................................       2,400,000       2,824,103
 West Virginia State Hospital Financing Authority Revenue, Logan General Hospital Project, Refunding and
 Improvement, 7.25%, 7/01/20 ......................................................................       7,000,000       6,824,720
 West Virginia State Housing Development Fund, Housing Finance, Series D,
 7.00%, 5/01/17 ...................................................................................       6,000,000       6,399,420
 7.05%, 11/01/24 ..................................................................................       9,000,000       9,604,350
 West Virginia State, Series A, FGIC Insured, 5.20%, 11/01/26 .....................................      10,000,000      10,292,000
                                                                                                                        -----------
                                                                                                                         51,634,933
                                                                                                                        -----------
 Wisconsin 1.3%
 Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .......................................       2,200,000       2,319,063
 Madison Industrial Gas and Electric Co. Project, Series A, 6.75%, 4/01/27 ........................       4,220,000       4,575,240
 Wisconsin Housing and EDA, Homeownership Revenue,
 Refunding, Series A, 6.10%, 11/01/10 .............................................................       9,190,000       9,904,431
 Series 1, 6.75%, 9/01/15 .........................................................................      10,230,000      10,917,148
 Series 1, 6.75%, 9/01/17 .........................................................................       3,000,000       3,198,420
 Series A, 6.90%, 3/01/16 .........................................................................       1,985,000       2,170,914
 Series A, 6.45%, 3/01/17 .........................................................................       5,500,000       5,870,204
 Series A, 7.10%, 3/01/23 .........................................................................       8,635,000       9,192,906
 Series B, 7.05%, 11/01/22 ........................................................................       3,000,000       3,220,500
 Wisconsin State Health and Educational Facilities Authority Revenue,
 Childrens Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 .............................      21,050,000      21,506,995
 Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...........................................       1,500,000       1,517,474
 Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...........................................       3,000,000       3,022,320
 Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 .......................................       6,500,000       7,231,250
 Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 .......................................       7,500,000       8,278,574
                                                                                                                        -----------
                                                                                                                         92,925,439
                                                                                                                        -----------
 Wyoming .3%
 Wyoming CDA,
 Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ............................................      11,540,000      12,252,941
 MF Mortgage, Series A, 6.90%, 6/01/12 ............................................................       1,395,000       1,467,944
 MF Mortgage, Series A, 6.95%, 6/01/24 ............................................................       3,530,000       3,722,561
 SFM, Series A, 7.25%, 6/01/21 ....................................................................       2,500,000       2,683,650

 Wyoming (cont.)
 Wyoming CDA, (cont.)
 SFM, Series G, 7.375%, 6/01/17 ...................................................................      $  645,000       $ 680,068
                                                                                                                        -----------
                                                                                                                         20,807,164
                                                                                                                        -----------
 Total Bonds (Cost $6,458,220,889) ................................................................                   6,975,367,419
                                                                                                                        -----------
 Zero Coupon Bonds 2.2%
 Calcasieu Parish, Louisiana, Memorial Hospital Service District Revenue, Lake Charles Parish Memorial Hospital
 Project, Series A,12/01/22 .......................................................................      11,040,000       7,614,508
 Chicago RMR, Refunding, Series B, MBIA Insured,10/01/09 ..........................................       8,785,000       4,134,483
 Coldwater, Michigan, Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ......................       5,935,000       2,143,068
 Colorado Springs Airport Revenue, Series C,
 1/01/03 ..........................................................................................       1,660,000       1,367,840
 1/01/05 ..........................................................................................       1,610,000       1,207,241
 1/01/07 ..........................................................................................       1,675,000       1,115,081
 1/01/08 ..........................................................................................         800,000         501,720
 1/01/11 ..........................................................................................       1,450,000         753,231
 Cook County, Illinois, Community Consolidated School District No. 54, Schaumburg Township, Series B, FGIC Insured,
 Pre-Refunded,
 1/01/07 ..........................................................................................       3,505,000       2,329,422
 1/01/08 ..........................................................................................       4,800,000       2,985,167
 1/01/09 ..........................................................................................       4,380,000       2,546,575
 1/01/10 ..........................................................................................       5,760,000       3,138,335
 Florida State Mid-Bay Bridge Authority Revenue, Senior Lien, Series A, AMBAC Insured,
 10/01/23 .........................................................................................       5,000,000       1,364,550
 10/01/24 .........................................................................................       3,000,000         769,260
 Harrison, Michigan, Community Schools, AMBAC Insured, 5/01/20 ....................................       6,000,000       1,725,840
 Jefferson County, Kentucky, Capital Projects Corp., Lease Revenue, Refunding, Series A,
 8/15/07...........................................................................................       1,640,000       1,124,908
 8/15/08...........................................................................................       4,505,000       2,898,516
 8/15/09...........................................................................................       4,580,000       2,781,480
 8/15/10...........................................................................................       4,620,000       2,648,275
 8/15/13...........................................................................................       6,825,000       3,346,638
 8/15/14...........................................................................................       6,860,000       3,171,103
 8/15/16...........................................................................................       7,005,000       2,885,920
 8/15/17...........................................................................................       7,115,000       2,763,252
 Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue,
 Capital Appreciation, Series A, 6/15/09...........................................................       9,510,000       5,929,961
 Capital Appreciation, Series A, Pre-Refunded, 6/15/09.............................................       1,490,000         943,676
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/08 ...............................       8,500,000       5,657,260
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 ...............................       8,000,000       4,717,360
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/11 ...............................       9,690,000       5,392,970
 McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/12 ...............................         250,000         220,832
 McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded, 6/15/12 .................      11,550,000      10,477,813
 Miami, Dade County Special Obligation, Subordinated Lien, Series B, MBIA Insured,10/01/34 ........       5,500,000         779,844
 Owensboro, Kentucky, Electric Light and Power Revenue, Series B, AMBAC Insured,1/01/08 ...........       5,250,000       3,575,040

 San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue,
 Refunding, Series A, 1/15/21 .....................................................................    $ 50,000,000   $  34,110,500
 Senior Lien, Pre-Refunded, 1/01/23 ...............................................................       7,000,000       2,108,050
 Shreveport, Louisiana, Water and Sewer Revenue, Series B, FGIC Insured,
 12/01/07 .........................................................................................         490,000         303,123
 12/01/08 .........................................................................................       2,530,000       1,446,425
 12/01/09 .........................................................................................       4,080,000       2,173,782
 12/01/10 .........................................................................................       5,630,000       2,793,267
 Spring, Texas, ISD, Refunding, FGIC Insured, Pre-Refunded, 8/15/08 ...............................       7,000,000       3,602,550
 University of Illinois Revenues, AMBAC Insured, 4/01/10 ..........................................      14,250,000       8,481,742
 Washington State Public Power Supply System, Nuclear Project No. 3 Revenue, Refunding, Series B,
 7/01/12 ..........................................................................................       6,400,000       3,317,120
 7/01/13 ..........................................................................................      11,000,000       5,356,340
 7/01/14 ..........................................................................................      15,000,000       6,848,700
                                                                                                                        -----------
 Total Zero Coupon Bonds (Cost $103,721,369) ......................................................                     163,552,768
                                                                                                                        -----------
 Total Long Term Investments (Cost $6,561,942,258) ................................................                   7,138,920,187
                                                                                                                        -----------
aShort-term Investments 1.3%
 Allegheny County Hospital Development Authority Revenue, Aces Presbyterian University Hospital, Series B-1,
 Weekly VRDN and Put, 3.15%, 3/01/18 ..............................................................         700,000         700,000
 Arkansas State Development Finance Authority, Higher Education Capital Asset, Series A 1995, FGIC Insured,
 Weekly VRDN and Put, 3.00%, 12/01/15 .............................................................         300,000         300,000
 Calcasieu Parish Inc., Louisiana Industrial Development Board,
 Industrial Revenue, Refunding, Olin Corp. Project,
 Series B, Daily VRDN and Put, 3.40%, 2/01/16 .....................................................       1,000,000       1,000,000
 Colorado Health Facilities Authority Revenue, Catholic Health Series B,
 Weekly VRDN and Put, 3.00%, 12/01/25 .............................................................       1,300,000       1,300,000
 Denver City and County MFHR, Ogden Residence Project, Daily VRDN and Put, 3.45%, 12/01/09 ........       2,080,000       2,080,000
 Duluth Minnesota Tax Increment Revenue, Lake Superior Paper, Registered, Weekly VRDN and Put, 3.00%,       100,000         100,000
  9/01/10
 Georgia Development Authority, PCR, Georgia Power Company Plant,
 Appling County, Hatch Project, Daily VRDN and Put, 3.25%, 9/01/29 ................................       8,300,000       8,300,000
 Heard County, Wansley Project, Daily VRDN and Put, 3.30%, 9/01/29 ................................       9,000,000       9,000,000
 Putnam County, Branch Project, Daily VRDN and Put, 3.25%, 3/01/24 ................................       3,200,000       3,200,000
 Kansas City IDA, Hospital Revenue, Resh Health Services System,
 MBIA Insured, Daily VRDN and Put, 2.80%,
 10/15/14 .........................................................................................       2,500,000       2,500,000
 Long Island New York Power Authority Electric System Revenue,
 Subordinated, Series B, Daily VRDN and Put,
 2.75%, 5/01/33 ...................................................................................       5,300,000       5,300,000
 Louisiana, East Baton Rouge Parish Pollution Control Revenue,
 Refunding, Exxon Project, Daily VRDN and Put,
 3.30%, 11/01/19 ..................................................................................       4,500,000       4,500,000
 Maryland Community Development Administration MF, Development Revenue,
 Avalon Lea Apartments Project,
 Refunding, FNMA Secured, Weekly VRDN and Put, 3.20%, 6/15/26 .....................................         400,000         400,000
 Maryland State Industrial Development Financing Authority,
 Economic Development Revenue, Chesapeake
 Biological Inc., Weekly VRDN and Put, 3.25%, 8/01/18 .............................................       1,945,000       1,945,000
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA
 Insured, Weekly VRDN and Put, 3.10%, 1/01/35 .....................................................       3,300,000       3,300,000
 New York City Health and Hospital Corporation Revenue Health Systems,
 Series A, Weekly VRDN and Put, 3.00%,
 2/15/26 ..........................................................................................       9,400,000       9,400,000
 New York City Municipal Water Financing Authority,
 Water and Sewer System Revenue, Bond Purchase Agreement,
 Series G, FGIC Insured, Daily VRDN and Put, 2.40%, 6/15/24 .......................................       5,900,000       5,900,000

 New York and New Jersey Port Authority, Special Obligation Revenue,
 Versatile Structure, Series 2, Daily VRDN and
 Put, 3.25%, 5/01/19 ..............................................................................     $ 2,800,000    $  2,800,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and Put, 2.95%, 4/01/21  2,000,000       2,000,000
 Perry County Mississippi PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 3.20%, 3/01/02   3,300,000       3,300,000
 Roanoke IDA, Hospital Revenue, Carilion Health System, Series B, Daily VRDN and Put, 2.80%, 7/01/27        500,000         500,000
 Uinta County PCR, Refunding, Chevron USA Inc. Project,
 Letter of Credit from Chevron Corp., Daily VRDN and Put,
 2.40%, 8/15/20 ...................................................................................      21,350,000      21,350,000
 Washington State Health Care Facilities Authority Revenue,
 Sisters Providence, Series E, Daily VRDN and Put, 2.75%,
 10/01/05 .........................................................................................       6,000,000       6,000,000
 Waynesboro Virginia IDA Revenue, Residential Care Facilities,
 Sunnyside Presbyterian Home, Refunding, Daily
 VRDN and Put, 3.25%, 12/15/28 ....................................................................       2,500,000       2,500,000
                                                                                                                        -----------
 Total Short-term Investments (Cost $97,675,000)...................................................                      97,675,000
                                                                                                                        -----------
 Total Investments (Cost $6,659,617,258) 99.0% ....................................................                   7,236,595,187
 Other Assets, less Liabilities 1.0% ..............................................................                      73,545,755
                                                                                                                        -----------
 Net Assets 100.0% ................................................................................                  $7,310,140,942
                                                                                                                        ===========



See glossary of terms on page 47.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Statement of Investments, October 31, 1998 (unaudited) (cont.)

 Glossary of Terms

AMBAC -  American  Municipal  Bond Assurance  Corp.
CDA   -  Community  Development Authority/Agency
COP   -  Certificate   of   Participation
CRDA  -  Community Redevelopment  Authority/Agency
EDA   -  Economic  Development  Authority
EDC   -  Economic  Development Corp.
EDR   -  Economic  Development  Revenue
ETM   -  Escrow to Maturity
FGIC  -  Financial  Guaranty  Insurance  Co.
FHA   -  Federal  Housing Authority/Agency
FI/GML-  Federally Insured or Guaranteed Mortgage Loans
FNMA  -  Federal National Mortgage Association
FSA   -  Financial Security Assistance (Some of the  securities  shown as FSA
         Insured  were  originally  insured  by Capital Guaranty  Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA  -  Government National Mortgage  Association
GO    -  General  Obligation
HDA   -  Housing  Development  Authority
HFA   -  Housing Finance  Agency
HFC   -  Housing  Finance  Corp.
IDA   -  Industrial  Development Authority/Agency
IDB   -  Industrial Development Board
IDC   -  Industrial Development Corp.
IDBR  -  Industrial  Development Board Revenue
IDR   -  Industrial  Development Revenue
IPC   -  Industrial  Pollution  Control
ISD   -  Independent  School  District
L.P.  -  Limited  Partnership
MBIA  -  Municipal  Bond  Investors  Assurance  Corp.
MBIA-IBC - Municipal Bond Investors  Assurance  Corp.-Insured  Bond Certificates
MBS   -  Mortgage-Backed  Securities
MF    -  Multi-Family
MFHR  -  Multi-Family  Housing Revenue
MFMR  -  Multi-Family  Mortgage  Revenue
MFR   -  Multi-Family  Revenue
MTA   -  Metropolitan  Transit  Authority
PCR   -  Pollution  Control  Revenue
PUD   -  Public Utility District
RDA   -  Redevelopment Authority/Agency
RMR   -  Residential Mortgage Revenue
SF    -  Single Family
SFM   -  Single  Family  Mortgage
SFMR  -  Single Family Mortgage Revenue
SFR   -  Single Family Revenue
USD   -  Unified School District

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements



Statement of Assets and Liabilities
October 31, 1998 (unaudited)

Assets:
 Investments in securities, at value (cost $6,659,617,258) ......................................          $7,236,595,187
 Cash ...........................................................................................                 999,580
 Receivables:
  Investment securities sold ....................................................................              45,797,924
  Capital shares sold ...........................................................................              11,440,003
  Interest ......................................................................................             131,259,562
                                                                                                         ----------------
      Total assets ..............................................................................           7,426,092,256
                                                                                                         ----------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................................              51,839,305
  Capital shares redeemed .......................................................................              53,547,779
  Affiliates ....................................................................................               4,517,604
  Shareholders ..................................................................................               5,910,123
 Other liabilities ..............................................................................                 136,503
                                                                                                         ----------------
      Total liabilities .........................................................................             115,951,314
                                                                                                         ----------------
       Net assets, at value .....................................................................          $7,310,140,942
                                                                                                         ================
Net assets consist of:
 Undistributed net investment income ............................................................            $  6,567,734
 Net unrealized appreciation ....................................................................             576,977,929
 Accumulated net realized loss ..................................................................              (7,136,726)
 Capital shares .................................................................................           6,733,732,005
                                                                                                         ----------------
       Net assets, at value .....................................................................          $7,310,140,942
                                                                                                         ================
Class I:
 Net asset value per share ($7,133,824,075 / 574,189,590 shares outstanding)* ...................                  $12.42
                                                                                                         ================
 Maximum offering price per share ($12.42 / 95.75%) .............................................                  $12.97
                                                                                                         ================
Class II:
 Net asset value per share ($176,316,867 / 14,196,540 shares outstanding)* ......................                  $12.42
                                                                                                         ================
 Maximum offering price per share ($12.42 / 99%) ................................................                  $12.55
                                                                                                         ================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)



Statement of Operations
for the six months ended October 31, 1998 (unaudited)

Investment income:

 Interest .............................................................                                   $219,845,745
                                                                                                         --------------
Expenses:
 Management fees (Note 3) .............................................               $16,537,312
 Distribution fees (Note 3)
  Class I .............................................................                 2,693,558
  Class II ............................................................                   506,604
 Transfer agent fees (Note 3) .........................................                 1,288,527
 Custodian fees .......................................................                    35,891
 Reports to shareholders ..............................................                   394,672
 Registration and filing fees .........................................                   100,397
 Professional fees ....................................................                    89,851
 Directors' fees and expenses .........................................                    72,488
 Other ................................................................                   136,097
                                                                                     --------------
      Total expenses ..................................................                                     21,855,397
                                                                                                         --------------
       Net investment income ..........................................                                    197,990,348
                                                                                                         --------------
Realized and unrealized gains:
 Net realized gain from investments ...................................                                     18,742,105
 Net unrealized appreciation on investments ...........................                                     84,347,573
                                                                                                         --------------
Net realized and unrealized gain ......................................                                    103,089,678
                                                                                                         --------------
Net increase in net assets resulting from operations ..................                                   $301,080,026
                                                                                                         ==============

See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)



Statements  of Changes in Net Assets for the six months  ended  October 31, 1998
(unaudited) and the year ended April 30, 1998

                                                                           Six Months Ended          Year Ended
                                                                           October 31, 1998        April 30, 1998
                                                                           ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................             $  197,990,348           $  404,855,331
  Net realized gain from investments .........................                 18,742,105               42,732,886
  Net unrealized appreciation on investments .................                 84,347,573              156,385,279
                                                                           ---------------------------------------
   Net increase in net assets resulting from operations ......                301,080,026              603,973,496
 Distributions to shareholders from:
  Net investment income:
   Class I ...................................................               (193,297,707)            (396,082,048)
   Class II ..................................................                 (3,695,119)              (5,046,130)
                                                                           ---------------------------------------
 Total distributions to shareholders .........................               (196,992,826)            (401,128,178)
 Capital share transactions: (Note 2)
  Class I ....................................................                  8,936,649              (83,120,865)
  Class II ...................................................                 38,961,503               60,999,749
                                                                           ---------------------------------------
 Total capital share transactions ............................                 47,898,152              (22,121,116)
   Net increase in net assets ................................                151,985,352              180,724,202
Net assets:
 Beginning of period .........................................              7,158,155,590            6,977,431,388
                                                                           ---------------------------------------
 End of period ...............................................             $7,310,140,942           $7,158,155,590
                                                                           =======================================
Undistributed net investment income included in net assets:
 End of period ...............................................               $  6,567,734             $  5,570,212
                                                                           =======================================

See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At October 31, 1998, there were 10 billion shares of no par value stock authorized, of which 3 billion each were designated as Class I and Class II. Transactions in the Fund's shares were as follows:



                                                               Six months ended                      Year ended
                                                               October 31, 1998                    April 30, 1998
                                                       ------------------------------------------------------------------
                                                           Shares            Amount             Shares       Amount
                                                       ------------------------------------------------------------------
Class I Shares:
Shares sold ................................             61,185,738     $ 756,127,723        114,214,913 $ 1,390,939,797
Shares issued in reinvestment of distributions            6,438,796        79,316,705         13,093,027     159,083,079
Shares redeemed ............................            (66,857,382)     (826,507,779)      (134,063,708) (1,633,143,741)
                                                       ------------------------------------------------------------------
Net increase (decrease) ....................                767,152      $  8,936,649         (6,755,768) $  (83,120,865)
                                                       ==================================================================
Class II Shares:
Shares sold ................................              3,595,843     $  44,424,342          5,941,310    $ 72,517,830
Shares issued in reinvestment of distributions              188,524         2,323,994            259,109       3,154,246
Shares redeemed ............................               (630,733)       (7,786,833)        (1,202,566)    (14,672,327)
                                                       ------------------------------------------------------------------
Net increase ...............................              3,153,634     $  38,961,503          4,997,853    $ 60,999,749
                                                       ==================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate    Month-End Net Assets
     -----------------------------------------------------------------
        .625%     First $100 million
        .50%      Over $100 million, up to and including $250 million
        .45%      Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $1,492,843 and $33,627, respectively.

The Fund paid transfer agent fees of $1,288,527 of which $1,208,001 was paid to Investor Services.


4. INCOME TAXES

At April 30, 1998, the Fund had tax basis capital losses of $25,878,831 which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:
       2003 .............................      $22,451,357
       2005 .............................        3,427,474
                                              ------------
                                               $25,878,831
                                              ============

At October 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,659,617,258 was as follows:

      Unrealized appreciation ...........     $579,370,985
      Unrealized depreciation ...........       (2,393,056)
                                              ------------
      Net unrealized appreciation .......     $576,977,929
                                              ============


5. INVESTMENT TRANSACTIONS

Purchases  and sales of securities  (excluding  short-term  securities)  for the
period  ended  October  31,  1998  aggregated   $520,820,687  and  $463,656,753,
respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.





Franklin Federal Tax-Free Income Fund
Semi-Annual Report
October 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Federal Tax-Free Income Fund based on total long-term investments as of 10/31/98.

AAA                     38.1%
AA                      12.7%
A                       19.5%
BBB                     27.2%
Below Investment Grade   2.5%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 10/31/98 for the Franklin Federal Tax-Free Income Fund.

                        % of Total Long-
Sector                  Term Investments

Utilities                    25.2%
Prerefunded                  13.9%
Housing                      13.0%
Transportation               12.0%
Hospitals                    10.6%
General Obligations           8.1%
Industrial                    6.3%
Other Revenue                 4.0%
Education                     3.1%
Certificates of Participation 1.9%
Health Care                   1.3%
Tax Allocation                0.4%
Sales Tax Revenue             0.2%


GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Bond Buyer Municipal 40 Index to the 30-year U.S. Treasury yield from 5/1/98 to 10/31/98.

               30-Year U.S.                Bond Buyer 40
                 Treasury                    Index
---------------------------------------------------------
    5/1/98        5.94%                      5.37%
    5/4/98        5.94%                      5.35%
    5/5/98        5.98%                      5.36%
    5/6/98        5.94%                      5.34%
    5/7/98        5.95%                      5.34%
    5/8/98        5.98%                      5.34%
   5/11/98        6.04%                      5.36%
   5/12/98        5.96%                      5.33%
   5/13/98        5.95%                      5.30%
   5/14/98        5.98%                      5.28%
   5/15/98        5.97%                      5.28%
   5/18/98        5.92%                      5.26%
   5/19/98        5.94%                      5.26%
   5/20/98        5.89%                      5.24%
   5/21/98        5.93%                      5.25%
   5/22/98        5.90%                      5.26%
   5/26/98        5.85%                      5.23%
   5/27/98        5.83%                      5.22%
   5/28/98        5.83%                      5.23%
   5/29/98        5.81%                      5.22%
    6/1/98        5.78%                      5.22%
    6/2/98        5.80%                      5.23%
    6/3/98        5.80%                      5.24%
    6/4/98        5.82%                      5.25%
    6/5/98        5.79%                      5.22%
    6/8/98        5.79%                      5.23%
    6/9/98        5.79%                      5.23%
   6/10/98        5.70%                      5.20%
   6/11/98        5.65%                      5.19%
   6/12/98        5.66%                      5.18%
   6/15/98        5.61%                      5.16%
   6/16/98        5.65%                      5.18%
   6/17/98        5.74%                      5.23%
   6/18/98        5.70%                      5.21%
   6/19/98        5.67%                      5.22%
   6/22/98        5.66%                      5.21%
   6/23/98        5.64%                      5.21%
   6/24/98        5.66%                      5.22%
   6/25/98        5.66%                      5.23%
   6/26/98        5.64%                      5.23%
   6/29/98        5.65%                      5.23%
   6/30/98        5.62%                      5.22%
    7/1/98        5.63%                      5.23%
    7/2/98        5.60%                      5.21%
    7/6/98        5.57%                      5.21%
    7/7/98        5.60%                      5.21%
    7/8/98        5.63%                      5.22%
    7/9/98        5.60%                      5.21%
   7/10/98        5.63%                      5.21%
   7/13/98        5.68%                      5.23%
   7/14/98        5.72%                      5.25%
   7/15/98        5.70%                      5.25%
   7/16/98        5.72%                      5.26%
   7/17/98        5.75%                      5.27%
   7/20/98        5.71%                      5.26%
   7/21/98        5.67%                      5.25%
   7/22/98        5.68%                      5.25%
   7/23/98        5.66%                      5.25%
   7/24/98        5.68%                      5.25%
   7/27/98        5.70%                      5.25%
   7/28/98        5.74%                      5.26%
   7/29/98        5.77%                      5.26%
   7/30/98        5.73%                      5.25%
   7/31/98        5.72%                      5.26%
    8/3/98        5.67%                      5.24%
    8/4/98        5.65%                      5.24%
    8/5/98        5.66%                      5.24%
    8/6/98        5.67%                      5.24%
    8/7/98        5.63%                      5.22%
   8/10/98        5.63%                      5.22%
   8/11/98        5.60%                      5.20%
   8/12/98        5.62%                      5.21%
   8/13/98        5.60%                      5.21%
   8/14/98        5.55%                      5.20%
   8/17/98        5.56%                      5.19%
   8/18/98        5.56%                      5.19%
   8/19/98        5.56%                      5.19%
   8/20/98        5.52%                      5.18%
   8/21/98        5.46%                      5.16%
   8/24/98        5.48%                      5.16%
   8/25/98        5.44%                      5.15%
   8/26/98        5.44%                      5.13%
   8/27/98        5.38%                      5.12%
   8/28/98        5.37%                      5.12%
   8/31/98        5.30%                      5.11%
    9/1/98        5.34%                      5.14%
    9/2/98        5.34%                      5.15%
    9/3/98        5.31%                      5.14%
    9/4/98        5.29%                      5.15%
    9/8/98        5.34%                      5.16%
    9/9/98        5.28%                      5.15%
   9/10/98        5.18%                      5.13%
   9/11/98        5.23%                      5.13%
   9/14/98        5.23%                      5.14%
   9/15/98        5.25%                      5.15%
   9/16/98        5.23%                      5.13%
   9/17/98        5.18%                      5.12%
   9/18/98        5.15%                      5.10%
   9/21/98        5.12%                      5.07%
   9/22/98        5.16%                      5.09%
   9/23/98        5.16%                      5.09%
   9/24/98        5.15%                      5.09%
   9/25/98        5.13%                      5.09%
   9/28/98        5.15%                      5.09%
   9/29/98        5.10%                      5.08%
   9/30/98        4.98%                      5.04%
   10/1/98        4.90%                      4.99%
   10/2/98        4.85%                      4.97%
   10/5/98        4.70%                      4.95%
   10/6/98        4.75%                      4.95%
   10/7/98        4.83%                      4.98%
   10/8/98        4.99%                      5.04%
   10/9/98        5.13%                      5.12%
  10/13/98        5.10%                      5.11%
  10/14/98        5.00%                      5.09%
  10/15/98        5.02%                      5.09%
  10/16/98        4.96%                      5.05%
  10/19/98        4.98%                      5.04%
  10/20/98        5.06%                      5.08%
  10/21/98        5.08%                      5.08%
  10/22/98        5.13%                      5.11%
  10/23/98        5.16%                      5.14%
  10/26/98        5.13%                      5.14%
  10/27/98        5.08%                      5.12%
  10/28/98        5.13%                      5.12%
  10/29/98        5.09%                      5.11%
  10/30/98        5.15%                      5.13%




GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund - Class I from 5/1/98 to 10/31/98.

May                               5.6 cents
June                              5.6 cents
July                              5.6 cents
August                            5.6 cents
September                         5.6 cents
October                           5.6 cents
Total                            33.6 cents


GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund - Class I distribution rate of 5.18% and the taxable equivalent rate of 8.58% on 10/31/98.


GRAPHIC MATERIAL (6)

This chart shows the dividend distributions for Franklin Federal Tax-Free Income Fund - Class II from 5/1/98 to 10/31/98.

May                               5.00 cents
June                              5.00 cents
July                              5.01 cents
August                            5.01 cents
September                         5.01 cents
October                           5.01 cents
Total                            30.04 cents


GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between Franklin Federal Tax-Free Income Fund - Class II distribution rate of 4.79% and the taxable equivalent rate of 7.93% on 10/31/98.

-------------------------------------------------------------------------------

ANNUAL
REPORT

May 31, 1998

FRANKLIN MUNICIPAL SECURITIES TRUST


Contents


Shareholder Letter ....................................................      1
Fund Reports
   Franklin Arkansas
   Municipal Bond Fund ................................................      4
   Franklin California High
   Yield Municipal Fund ...............................................     10
   Franklin Hawaii
   Municipal Bond Fund ................................................     22
   Franklin Tennessee
   Municipal Bond Fund ................................................     28
   Franklin Washington
   Municipal Bond Fund ................................................     36
Bond Ratings ..........................................................     44
Financial Highlights &
Statement of Investments ..............................................     47
Financial Statements ..................................................     68
Notes to
Financial Statements ..................................................     73
Independent
Auditor's Report ......................................................     78

SHAREHOLDER LETTER


Dear Shareholder:

It is a pleasure to bring you Franklin Municipal Securities Trust's annual report for the period ended May 31, 1998.

During the year under review, the U.S. economy continued on its path of moderate growth, modest inflation and relatively stable-to-lower interest rates. Economic growth was solid, as measured by the 1998 first quarter, annualized Gross Domestic Product (GDP) gain of 5.4%. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for May 1998 was a surprisingly low 2.2%, considering the U.S. economy is in its seventh consecutive year of expansion.

After peaking in the second quarter of 1997, interest rates declined due to benign inflation and the presumption that the Asian monetary crises would slow the U.S. economy. The Asian crises also contributed to a flight to quality into U.S. Treasury bonds and U.S. dollar-denominated assets. The 30-year Treasury yield ended the reporting period at 5.81%, down from 6.92% on May 31, 1997.1 The yield on the Bond Buyer 40 Index, a representative municipal bond index, declined from 5.74% to 5.22%, for the same period.2 The overall interest rate decline resulted in a healthy year for fixed-income securities in 1997, and the downward trend continued to translate into bond market strength in 1998. Credit rating upgrades substantially outpaced downgrades from national credit rating agencies during the reporting period.

1. Source: Standard & Poor's(R) Micropal (Federal Reserve H15 Report).

2. Source: Standard & Poor's Micropal (Bond Buyer 40). Index is composed of 40 actively traded municipal bonds and does not represent the performance of any Franklin Templeton fund. Investors cannot invest directly in this unmanaged index.

Recent estimates for bond supply in 1998 are over $250 billion, with the majority coming to market insured. Yield spreads between an insured and an investment grade BBB bond ranged between approximately 25 to 35 basis points. Increased competition among the various municipal insurers resulted in aggressive pricing that narrowed the quality spreads. The issuance of AAA bonds has escalated by 40% during the past ten years. Insurance generally increases a municipal bond's quality and marketability. Low-cost insurance and falling interest rates made it difficult to maintain the yields in the portfolios. We anticipate that it will continue to be economical for issuers to purchase insurance to enhance their credit quality. As insurance premiums remain competitive, we expect that spreads will remain narrow.

The low interest-rate environment continued to increase the amount of prerefunding activity in the market. The issuers who came to market in the mid-1990s when rates were higher, recently found opportunities to refinance their existing debt and save on interest costs.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, tax-free income and preservation of principal. Looking forward, the recent economic environment should be beneficial for municipalities and municipal bonds.


We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,




Charles B. Johnson
Chairman
Franklin Municipal Securities Trust





Thomas J. Kenny
Director
Franklin Municipal Bond Department



FRANKLIN ARKANSAS
MUNICIPAL BOND FUND

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 48 of this report.

Your Fund's Objective: Franklin Arkansas Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

State Update


Arkansas' strong financial performance is based on conservative fiscal management, an increasingly diversified economy, and manageable future debt plans. Manufacturing jobs from other states migrated to Arkansas over the last decade, and construction and service industries increased to support these manufacturing efforts. Regional employment and wealth in Arkansas' northwest improved significantly with the expansion of companies such as Wal-Mart and Tyson Foods. The employment growth experienced by the state since 1991 slowed, but overall expansion continued. Arkansas' unemployment remained below the national rate.

Arkansas manages its financial operations responsibly. The state's Revenue Stabilization Act mandates financial balance, effectively limiting expenditures to cash receipts and balances on hand. The state projects limited increases in government spending over the next two years, and Arkansas' debt load remains among the country's lowest. Despite economic progress, however, Arkansas has underdeveloped infrastructure and low per capita personal income.

Portfolio Notes

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During the reporting period, we focused on well-structured Arkansas municipal bonds across most sectors. Arkansas bonds tend to trade at much higher prices (lower yields) than most other states' bonds. This is due mainly to the demand outweighing the supply of Arkansas bonds. Throughout 1997 and the first half of 1998, this relationship continued as the supply of Arkansas bonds stayed relatively low. Municipal bond supply in Arkansas increased 5.8% from 1996 to 1997, and we expect 1998's supply to remain stable.

The fund's net assets increased 132% from May 31, 1997, to May 31, 1998, from $13.0 million to $30.3 million.

Maintaining our disciplined approach to purchasing bonds, we looked for Arkansas bonds offering attractive yields. We participated in issues offered by Little River County's Georgia Pacific, Jefferson County's Entergy Arkansas Inc, Conway's Sales & Use Tax Capital Improvement Bonds, and Arkansas State Development Finance Authority for Home Mortgage revenue bonds. Going forward, the fund will seek to invest in bonds that provide good call protection while paying high, current income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


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PERFORMANCE SUMMARY


Franklin Arkansas Municipal Bond Fund's share price, as measured by net asset value, increased 48 cents, from $10.51 on May 31, 1997, to $10.99 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 58.5 cents ($0.585) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.8 cents ($0.048) and the maximum offering price of $11.48 on May 31, 1998, your fund's distribution rate was 5.02%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arkansas state personal income tax bracket would need to earn 8.94% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 8 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Arkansas municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Arkansas Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

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Franklin Arkansas Municipal Bond Fund

Periods ended 5/31/98

                                      Since
                                    Inception
                                     1-Year   3-Year   (5/10/94)
Cumulative Total Return1             10.31%   25.74%    35.49%
Average Annual Total Return2          5.59%    6.38%     6.64%

Distribution Rate3                    5.02%
Taxable Equivalent Distribution Rate4 8.94%
30-Day Standardized Yield5            4.89%
Taxable Equivalent Yield4             8.71%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.48 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.23%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 52 of this report.

Your Fund's Objective: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

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State Update

California's economy enjoyed the best year of this decade in 1997, with the addition of approximately 400,000 new jobs and an increase in income levels. Despite an unemployment rate of 5.8% that remained above the 4.6% national average for February 1998,2 the state's job growth rate was 11U2 times the national average rate of increase.3 Personal income rose 7.3% in the second quarter 1997, placing it above the national rate of 5.7%.4

2. Source: The Wall Street Journal, March 25, 1998.
3. Source: Bureau of Labor Statistics.
4. Source: Fitch IBCA. February 17, 1998.

Downsizing in defense- and aerospace-related industries has all but ended, and the construction, exports, tourism, computer services and entertainment sectors have become the new engines of California's steady economic growth. Taking into account California's robust economy, Standard & Poor's Corporation, a national credit rating agency, gave the state's general obligation debt an A+ rating.5

5. Source: Standard & Poor's CreditWeek Municipal 2/23/98. These credit ratings are not ratings for the fund.

The Asian crises have not affected the California municipal bond market to date. The state made no specific cut-back in its growth estimates due to Asian economic problems. During the year under review, growth in exports to Hong Kong, Taiwan, and Mexico offset declines in exports to trading partners such as Japan, Korea, Singapore and Malaysia.6 It is too early to estimate El Ni-o's effects on California municipalities; however, rating agencies do not normally reduce ratings because of natural disasters, and it does not appear that this affected any of the portfolio's bonds.

6. Source: California Department of Finance. California Economic Indicators, January/February 1998.

Despite an improving economic environment, structural restrictions including strict property tax limits, two-thirds legislative requirement for budget passage, and mandated spending on education continue to hamper state finance flexibility. Renewed economic growth has overcome these impediments, however, and the operating budget has been balanced for the past two years. Looking forward, projected increases in employment and personal income and a recovery in homebuilding bode well for California's continued economic growth.

Portfolio Notes

Nationwide, issuers took advantage of the lower interest-rate environment during the first part of 1998. We saw a 51% increase in issuance versus the same period last year. As a result, municipals cheapened considerably, and traded at or above 90% of U.S. Treasuries. Market fluctuations over the 12-month reporting period created purchase opportunities on downswings. The fund sought to take advantage of the volatility and performed favorably over the reporting period.

Insurance dominated the market, with more than 70% of new California issues coming to market insured. The higher penetration of insurance, along with a limited supply of new, lower-rated issues led to a narrowing in yield spreads between insured and lower grade issues. Consequently, the insured sector generally represented the municipal bond market's greatest value, and the fund concentrated its purchases in high grade issues. At the end of the reporting period, 18.1% of the fund's total long-term assets are rated AA or better, compared with 14.1% a year ago.

The fund's assets increased 102% during the fund's fiscal year, from $223.5 million to $452.4 million, leading to a more diversified and stable asset base. The fund's performance is largely a result of Franklin's income-oriented approach. The market seemed to be moving sideways over the course of the year, but there were many periods of volatility that provided opportunities for the fund. Using our disciplined approach to investing, the fund attempted to take advantage of the market on the downswings, helping maximize its income-earning potential.

Q. What is a "sideways market"?

A. A period in which prices trade within a narrow range, showing only small changes up or down. It is also called "horizontal price movement."

Much of Franklin's strength in the high yield market lies in our research capabilities. Our research analysts often work with issuers and underwriters in structuring deals with attractive credit qualities. During the reporting period we added over 60 new positions to the fund.

The market's fundamentals continue to look promising for municipal bonds. Such securities remain one of the few investment options available for tax-conscious investors. Going forward, we anticipate continued economic growth in California, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for healthy performance during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

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PERFORMANCE SUMMARY

Class I

Franklin California High Yield Municipal Fund - Class I share price, as measured by net asset value, increased 55 cents, from $10.10 on May 31, 1997, to $10.65 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 61.8 cents ($0.618) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.05) and the maximum offering price of $11.12 on May 31, 1998, your fund's distribution rate was 5.40%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.86% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 16 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin California High Yield Municipal Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

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Franklin California High Yield Municipal Fund - Class I
Periods ended 5/31/98

                                      Since
                                    Inception
                                     1-Year   5-Year   (5/3/93)
Cumulative Total Return1             11.78%   45.47%    45.04%
Average Annual Total Return2          7.01%    6.86%     6.69%

Distribution Rate3              5.40%
Taxable Equivalent
 Distribution Rate4             9.86%
30-Day Standardized Yield5      5.24%
Taxable Equivalent Yield4       9.57%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $11.12 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.94%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin California High Yield Municipal Fund - Class II share price, as measured by net asset value, increased 56 cents, from $10.12 on May 31, 1997, to $10.68 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 56.56 cents ($0.5656) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.43 cents ($0.0443) and the maximum offering price of $10.79 on May 31, 1998, your fund's distribution rate was 4.93%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.00% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 20 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin California Municipal Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

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Franklin California High Yield Municipal Fund
Class II
Periods ended 5/31/98

                                                        Since
                                                      Inception
                                              1-Year   (5/1/96)
Cumulative Total Return1                      11.30%    21.95%
Average Annual Total Return2                   9.22%     9.47%
Distribution Rate3                    4.93%
Taxable Equivalent Distribution Rate4 9.00%
30-Day Standardized Yield5            4.87%
Taxable Equivalent Yield4             8.89%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.43 cent per share monthly dividend and the maximum offering price of $10.79 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.56%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


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FRANKLIN HAWAII
MUNICIPAL BOND FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 58 of this report.

Your Fund's Objective: Franklin Hawaii Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Hawaii municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

State Update

Hawaii's economy, highly dependent on the tourism industry, suffered the Asian currency crises' ill effects. Historically, tourists from Japan fueled Hawaii's economy with their high consumption of goods and services. However, the yen's devaluation, combined with Asia's recent weak job and income growth, made many consumers less likely to spend on luxuries such as vacations, and to spend less when they do travel. During the fund's fiscal year, the inflow of travelers from mainland U.S. did not fill the gap in the island's economy.

Tourism represents approximately 25% of Hawaii's gross state product, and employs six out of ten workers in the state's economy. In conjunction with the decline in the tourism sector, reduced Japanese investment led to a contraction in the construction sector. The stagnant economy caused Hawaii to increase its debt load, thereby limiting the state's budgetary flexibility. Hawaii has debt levels six times the national average, and faced operating deficits in five of the last six fiscal years. The credit rating of the state's general obligation bonds has been downgraded from Aa3 to A1 by Moody's, and from AA to A+ by Standard & Poor's, two national credit rating agencies.2 (For definitions of bond ratings, please see p. 44.) Aware of its over-dependence on tourism, Hawaii is attempting to diversify its economy by attracting other industries. Uniden, a manufacturer of cordless telephones, and Square USA, a video game developer, have opened research and development plants in the state.

2. Source: Moody's 4/9/98, Standard & Poor's 9/1/97. These credit ratings are not ratings for the fund.

Portfolio Notes

Despite Hawaii's ailing economy, we believe a well-chosen portfolio of the state's municipal bonds remains a strong source for tax-free income. The fund's net assets rose 13% over the period, from $40.0 million on May 31, 1997, to $45.2 million on May 31, 1998. Recent purchases for the fund include Honolulu City and County General Obligation, Hawaii State General Obligation (FGIC insured), and Hawaii State Department Budget and Finance Special Purpose Revenue Wilcox Memorial Hospital Project. As always, we strive to keep the fund fully invested to provide shareholders with a relatively high level of tax-free income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

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PERFORMANCE SUMMARY


Franklin Hawaii Municipal Bond Fund's share price, as measured by net asset value, increased 37 cents, from $10.79 on May 31, 1997, to $11.16 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 59.7 cents ($0.597) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.9 cents ($0.049) and the maximum offering price of $11.66 on May 31, 1998, your fund's distribution rate was 5.04%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Hawaii state personal income tax bracket would need to earn 9.27% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 26 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Hawaii municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Hawaii Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

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Franklin Hawaii Municipal Bond Fund
Periods ended 5/31/98

                                                        Since
                                                       Inception
                                     1-Year   5-Year   (2/26/92)
Cumulative Total Return1              9.10%   36.62%    57.72%
Average Annual Total Return2          4.46%    5.52%     6.81%

Distribution Rate3                      5.04%
Taxable Equivalent Distribution Rate4   9.27%
30-Day Standardized Yield5              4.58%
Taxable Equivalent Yield4               8.43%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.66 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Hawaii state personal income tax bracket of 45.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge; thus actual total returns would be somewhat lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.18%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 61 of this report.

Your Fund's Objective: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

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State Update

Tennessee's economy experienced increased diversification and moderate growth, as it benefited from gains in health care and distribution services. Nissan Corp., Peterbilt Motors Company, and General Motors Corp.'s Saturn Division expanded their auto manufacturing facilities, significantly augmenting the state economy. The state's emphasis on educational system reform and transportation infrastructure have supported economic development. Although Tennessee's economic growth lags behind the nation, it can be characterized as still developing and diversifying.

Tennessee's financial position remains sound. Moody's and Fitch, two national credit rating agencies, gave their highest rating to Tennessee's current general obligation debt, reflecting the state's strong fiscal position.2 The state has responsible financial management policies. Its reserve fund stands at $101 million, and the proposed 1998-1999 budget increases the level to $127 million. Tennessee's practice of drawing upon the fund during lean years and rebuilding it as conditions improve lends credibility to such a rainy-day fund. Limited borrowing and the practice of pay-as-you-go financing have served to reduce Tennessee's debt ratios to levels well below the medians for the 50 states. The state constitution requires a balanced budget, and Tennessee is a leader in the development of financial standards. The constitution further mandates that the state provide 1.5 times coverage of its debt service through taxes. As of May 1998, a substantial margin in excess of 1.5 times is available.3

2. Source: Moody's 5/12/98, Fitch Research 5/8/98. These credit ratings are not ratings for the fund.

3. Source: Moody's 5/12/98.

Portfolio Notes

Nationwide, issuers took advantage of the lower interest-rate environment during the first part of 1998. We saw a 51% increase in issuance versus the same period last year. As a result, municipals cheapened considerably, and traded at or above 90% of U.S. Treasuries. Market fluctuations over the 12-month reporting period created purchase opportunities on downswings. The fund sought to take advantage of the volatility and performed favorably over the reporting period.

Insurance dominated the market, with more than 60% of new Tennessee issues coming to market insured. The higher penetration of insurance, along with a limited supply of new, lower-rated issues led to a narrowing in yield spreads between insured and lower grade issues. Consequently, the insured sector generally represented the municipal bond market's greatest value, and the fund concentrated its purchases in high grade issues. At the end of the reporting period, 56.5% of the fund's total long-term assets are rated AAA, compared with 51.7% a year ago.

The fund's assets increased 67% during the fund's fiscal year, from $26.7 million to $44.5 million, leading to a more diversified and stable asset base. The fund's performance is largely a result of Franklin's income-oriented approach. The market seemed to be moving sideways over the course of the year, but there were many periods of volatility that provided opportunities for the fund. Using our disciplined approach to investing, the fund attempted to take advantage of the market on the downswings, helping maximize its income-earning potential.

Q. What is a "sideways market"?

A. A period in which prices trade within a narrow range, showing only small changes up or down. It is also called "horizontal price movement."

Purchases for the fund were concentrated in high-essential use, general obligation and direct revenue utility issues. General obligation bonds make up 13.2% of the fund's total net assets, and utility issues 23.2% on May 31, 1998, compared with 22.7% and 14.2% respectively, a year ago. We participated in issues offered by Metropolitan Nashville Davidson Electric Utility and Vanderbilt University.

The market fundamentals look promising for municipal bonds. Such securities remain one of the few investment options available for tax-conscious investors. Going forward, we anticipate continued economic growth in Tennessee, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for healthy performance during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

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PERFORMANCE SUMMARY

Franklin Tennessee Municipal Bond Fund's share price, as measured by net asset value, increased 56 cents, from $10.71 on May 31, 1997, to $11.27 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 57.3 cents ($0.573) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.7 cents ($0.047) and the maximum offering price of $11.77 on May 31, 1998, your fund's distribution rate was 4.79%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Tennessee state personal income tax bracket would need to earn 8.44% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 34 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Tennessee municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Tennessee Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Tennessee Municipal Bond Fund
Periods ended 5/31/98

                                                         Since
                                                       Inception
                                     1-Year   3-Year   (5/10/94)
Cumulative Total Return1             10.75%   26.12%    38.74%
Average Annual Total Return2          6.00%    6.48%     7.26%

Distribution Rate3              4.79%
Taxable Equivalent
 Distribution Rate4             8.44%
30-Day Standardized Yield5      4.63%
Taxable Equivalent Yield4       8.15%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.7 cent per share monthly dividend and the maximum offering price of $11.77 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.26%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN WASHINGTON
MUNICIPAL BOND FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 65 of this report.

Your Fund's Objective: Franklin Washington Municipal Bond Fund seeks to provide high, current income exempt from regular federal income taxes while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

The economic expansion that began for Washington in the early 1980s continued unabated during the reporting period. The state enjoys an AA+ and Aa1 rating from Standard & Poor's and Moody's respectively, two national credit rating agencies.2 (For definitions of bond ratings, please see p. 44.) These ratings reflect the state's strong growth, increasing economic diversification, and sound financial policies. Washington is the only state in the Pacific Northwest to maintain continuous economic growth over the past decade, with most occurring in the Puget Sound area. Boeing Co. and Microsoft Corp. continued their successes, providing above-average wages and stimulating spin-off companies. The state's population growth was more than double the national rate between 1990 and 1996. A rise in the state's service sector employment offset an overall manufacturing employment decline.


2.Source: Moody's 3/25/98, Standard & Poor's 8/25/97. These credit ratings are not ratings for the fund.

Washington state experienced stronger than expected revenue income. Washington's 1995-97 fiscal biennium was $210 million higher than the original estimate. The state's conservative fiscal practices more than counterbalanced above-average debt levels. To date, the state has accommodated the parameters of Proposition 601, and the amount of debt is within constitutional and statutory limits.

The Asian financial crises are expected to have an adverse effect on the state's economy in the near term, because a large percentage of the state's commodity exports are to Asia. However, we expect that the long-term effect will be to lower growth rates to more sustainable levels. The state attempted to quantify this effect by providing projections for a future slowdown in employment growth. The anticipated slowdown is not severe, and because it is anticipated, should not generate an undue financial shock. We believe the state will continue to outperform the nation.

Portfolio Notes

Washington state's robust economy and the nation's overall economic health created excellent buying opportunities in the Washington municipal bond market. The positive economic environment prompted us to add several new issues to the fund, which helped increase our yield to shareholders. Recent purchases included Washington Public Power System Supply, Bellingham Washington Housing Authority Revenue Cascade Meadows Project (MBIA insured), and Washington State Health Care Facility Authority Revenue-Swedish Health System (AMBAC insured). More than 52% of the fund's total net assets are rated AAA, compared with 44.8% a year ago. The fund's net assets grew 24% from $8.4 million on May 31, 1997, to $10.4 million on May 31, 1998.

The market's fundamentals look promising for municipal bonds. Such securities remain one of the few investment options available for tax-conscious investors. Going forward, we anticipate continued economic growth and diversification in Washington, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned to perform favorably during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

What is Proposition 601?

Proposition 601 is an initiative that seeks to contain Washington state government spending. Approved by voters, it came into effect in 1995. Under Proposition 601, the state's operating budget can increase at a rate no greater than the sum of population growth and inflation. If state revenues exceed this expenditure limit, the surplus will be deposited in an emergency reserve fund. The proposition also mandates a two-thirds majority vote in both the state Senate and House for the passage of any tax increase.

How might it affect the municipal bond market?

It is possible, under the constraints of Proposition 601, that Washington state might not generate enough revenue to service all of its municipal debt. However, the state remains well within its spending limits. Washington's current credit rating indicates Standard & Poor's favorable opinion of the state's fiscal situation under Proposition 601. Indeed the proposition's constraints on spending should limit Washington's debt issuances and keep its debt level low, strengthening its fiscal position.

PERFORMANCE SUMMARY

Franklin Washington Municipal Bond Fund's share price, as measured by net asset value, increased 39 cents, from $10.09 on May 31, 1997, to $10.48 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 58.7 cents ($0.587) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049) and the maximum offering price of $10.95 on May 31, 1998, your fund's distribution rate was 5.37%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.89% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 42 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Washington municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Washington Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Washington Municipal Bond Fund
Periods ended 5/31/98

                                      Since
                                    Inception
                                     1-Year   5-Year   (5/3/93)
Cumulative Total Return1              9.87%   38.60%    38.46%
Average Annual Total Return2          5.18%    5.83%     5.72%

Distribution Rate3              5.37%
Taxable Equivalent
 Distribution Rate4             8.89%
30-Day Standardized Yield5      4.88%
Taxable Equivalent Yield4       8.08%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $10.95 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge. Thus, actual total returns would be somewhat lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.21%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Arkansas Municipal Bond Fund


                                                                               Class I
                                                           ------------------------------------------------
                                                                          Year Ended May 31,
                                                           ------------------------------------------------
                                                              1998      1997       1996      1995     1994+
                                                           ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.51    $10.21     $10.32    $10.06   $10.00
                                                           ------------------------------------------------
Income from investment operations:
 Net investment income ................................         .56       .58        .55       .51      .01
 Net realized and unrealized gains (losses) ...........         .50       .31       (.08)      .19      .05
                                                           ------------------------------------------------
Total from investment operations ......................        1.06       .89        .47       .70      .06
Less distributions from net investment income .........        (.58)     (.59)      (.58)     (.44)   --
                                                           ------------------------------------------------
Net asset value, end of year ..........................      $10.99    $10.51     $10.21    $10.32   $10.06
                                                           ================================================
Total return* .........................................       10.31%     8.90%      4.65%     7.27%     .60%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $30,377   $13,140     $8,166    $4,134   $2,213
Ratios to average net assets:
 Expenses .............................................         .10%      .10%       .10%      .10%     .03%**
 Expenses excluding waiver and payments by affiliate ..         .83%      .87%      1.04%     1.11%    1.20%**
 Net investment income ................................        5.30%     5.71%      5.69%     5.64%    2.00%**
Portfolio turnover rate ...............................       18.75%     6.61%     19.22%    77.63%     --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
+For the period May 10, 1994 (effective date) to May 31, 1994.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998





                                                                                                  PRINCIPAL
      Franklin Arkansas Municipal Bond Fund                                                        AMOUNT           VALUE
 Long Term Investments 98.4%
   Arkansas GO, Refunding, Waste Disposal and Pollution, Series B, 6.25%, 7/01/20 ......         $ 130,000        $ 137,836
   Arkansas State College Savings, Series B, 5.20%, 6/01/15 ............................           300,000          304,083
   Arkansas State Development Finance Authority,
   Drivers License Revenue, Police Headquarters, Wireless Data,
 FGIC Insured, 5.40%, 6/01/18 ..........................................................           950,000          976,553
   Arkansas State Development Finance Authority, HMR, Series B-1, 5.80%, 1/01/23 .......           500,000          516,485
   Arkansas State Development Finance Authority, SFMR, MBS Program,
   Series B, 6.10%, 1/01/29 ............................................................         1,000,000        1,051,680
   Series D, 6.85%, 1/01/27 ............................................................           110,000          120,305
   Arkansas State Development Finance Authority,
 Waste Water Systems Revenue, Revolving Loan Fund, Series A,
 5.85%, 12/01/19 .......................................................................         1,000,000        1,060,820
   Arkansas State Student Loan Authority Revenue, Refunding,
   Series B, 5.60%, 6/01/14 ............................................................           325,000          333,216
   Sub-Series B, 6.25%, 6/01/10 ........................................................           500,000          540,840
   Arkansas State Water Resources Development,
   Series A, 5.70%, 7/01/26 ............................................................           560,000          576,139
   Series B, 5.75%, 7/01/25 ............................................................           300,000          312,171
   Blytheville Solid Waste Recycling and Sewage
 Treatment Revenue, Nucor Corp. Project, 6.375%, 1/01/23 ...............................           100,000          107,623
   Camden Environmental Improvement Revenue,
 International Paper Co. Project, Series A, 7.625%, 11/01/18 ...........................           250,000          293,313
   Conway Public Facilities Board, Capital Improvement Revenue,
Hendrix College Project, 6.00%, 10/01/26 ...............................................           500,000          523,275
   Conway Sales & Use Tax Revenue, Capital Improvement,
 Series A, FSA Insured, 5.35%, 12/01/17 ................................................         2,055,000        2,119,794
   Fort Smith Water and Sewer Revenue, Refunding and
 Construction, MBIA Insured, 6.00%, 10/01/12 ...........................................           130,000          141,379
   Fouke School District No. 15, Refunding and
 Construction, MBIA Insured, Pre-Refunded, 6.60%, 4/01/19 ..............................           130,000          146,328
   Greenland School District No. 95, Washington County,
 Refunding and Construction, MBIA Insured, 6.50%, 5/01/13 ..............................           115,000          120,083
   Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ...........................           125,000          137,398
   Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 .............................           200,000          198,322
   Gurdon PCR, Refunding, International Paper Co. Project,
 Series A, 5.375%, 3/01/20 .............................................................         2,160,000        2,177,582
   Jefferson County PCR, Refunding,
   Arkansas Power & Light Co., 6.30%, 6/01/18 ..........................................           400,000          431,516
   Entergy Arkansas, Inc. Project, 5.60%, 10/01/17 .....................................         2,150,000        2,181,498
   Jonesboro City Water and Light Plant, Public Utilities System Revenue,
   MBIA Insured, 5.40%, 11/15/13 .......................................................           100,000          105,218
   Refunding, AMBAC Insured, 5.25%, 12/01/13 ...........................................           200,000          205,076
   Jonesboro Residential Housing and Health Care Facilities Board,
 Hospital Revenue, Refunding, St. Bernard's Regional
 Medical Center, Series B, AMBAC Insured, 5.90%, 7/01/16 ...............................           450,000          480,263
   Little River County Revenue, Refunding, Georgia-Pacific Corp. Project,
 5.60%,10/01/26 ........................................................................         2,000,000        2,003,140
   Little Rock Capital Improvement, Refunding, 6.30%, 2/01/09 ..........................           140,000          144,773
   Little Rock Municipal Airport Revenue, Refunding, MBIA Insured,
 6.00%, 11/01/14 .......................................................................           130,000          136,973
   Little Rock School District GO, Refunding, 6.25%, 12/01/07 ..........................           120,000          121,190
   Little Rock School District, Refunding, FSA Insured, 5.60%, 1/01/20 .................           100,000          101,889
   Little Rock Waste Disposal Revenue, 5.80%, 5/01/16 ..................................           440,000          464,011
   North Little Rock Health Facilities Board, Health Care Revenue,
 Baptist Health Facility, Series A, MBIA Insured,
 5.50%, 12/01/21 .......................................................................           800,000          826,880
   Paragould Hospital Revenue, 6.375%, 10/01/17 ........................................           400,000          433,492
   Pope County PCR, Refunding, Arkansas Power and
 Light Co. Project, 6.30%, 11/01/20 ....................................................           500,000          522,975
   Puerto Rico Commonwealth GO,
   Custodial Receipts, AMBAC Insured, 5.40%, 7/01/25 ...................................           250,000          256,435
   Pre-Refunded, 6.50%, 7/01/23 ........................................................           250,000          284,908
   Puerto Rico Commonwealth GO, Public Improvement, 5.75%, 7/01/17 .....................           250,000          266,008
   Puerto Rico Commonwealth Highway Authority Revenue,
 Series Q, Pre-Refunded, 6.00%, 7/01/20 ................................................         $ 165,000        $ 171,912
   Puerto Rico Commonwealth Highway and Transportation
 Authority Revenue, Series Y, 5.50%, 7/01/26 ...........................................           350,000          358,967
   Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 ..............................................           175,000          191,560
   Series T, 5.50%, 7/01/20 ............................................................           400,000          406,788
   Series X, 5.50%, 7/01/25 ............................................................           200,000          203,860
   Puerto Rico Industrial, Tourist, Educational, Medical and
 Environmental Control Facilities Financing Authority,
 Industrial Revenue, Teacher's Retirement System, Series B, 5.50%, 7/01/21 .............           250,000          258,190
   Puerto Rico SFMR, Bank and Financial Agency, Affordable
 Housing Mortgage, Portfolio I, 6.25%, 4/01/29 .........................................           175,000          186,330
   Pulaski County Health Facilities Board Revenue,
 b Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ..............................           500,000          483,300
   Refunding, Nazareth Sisters of Charity, St. Vincent's
 Infirmary, MBIA Insured, 6.05%, 11/01/09 ..............................................           125,000          142,138
   Pulaski County Public Facilities Board,
   MFR, Refunding, South Oaks Apartments, Series A, 6.50%, 10/20/29 ....................           600,000          642,300
   Refunding, Mortgage, College Projects, GNMA Secured, Series A, 5.55%, 6/20/27 .......         1,300,000        1,306,019
   Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 .......           700,000          746,970
   Saline County Retirement Housing and Healthcare
 Facilities Board Revenue, Refunding, AMBAC Insured,
 5.80%, 6/01/11 ........................................................................           195,000          211,208
   Sebastian County Community Junior College District,
 Refunding and Improvement, AMBAC Insured, 5.60%, 4/01/17 ..............................           600,000          634,998
   Texarkana Public Facilities Board, Waterworks
Facilities Revenue, Refunding, FGIC Insured, 5.40%, 9/01/15 ............................           200,000          207,496
   University of Arkansas Revenues,
   Athletic Facilities, Pine Bluff Campus, 5.30%, 12/01/17 .............................           340,000          344,094
   Various Facilities, Fayetteville Campus, 5.25%, 11/01/17 ............................           300,000          303,314
   University of Central Arkansas Revenue, Athletic Facilities,
Series C, AMBAC Insured, 6.125%, 4/01/26 ...............................................           375,000          406,350
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ..........           285,000          290,106
   University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ........           125,000          129,313
   Virgin Islands Public Finance Authority Revenue, Refunding,
 Senior Lien, Fund Loan Notes, Series A, 5.50%, 10/01/18 ...............................         1,400,000        1,426,263
                                                                                                              -------------
   Total Long Term Investments (Cost $ 28,764,222) .....................................                         29,912,946
                                                                                                              -------------
 a Short Term Investments 0.7%
   Arkansas State Development Finance Authority, Higher Education,
 Capital Asset, Series A, FGIC Insured, Weekly VRDN
 and Put, 3.90%, 12/01/15 (Cost $ 200,000)..............................................           200,000          200,000
                                                                                                              -------------
   Total Investments (Cost $ 28,964,222) 99.1% .........................................                         30,112,946
   Other Assets, less Liabilities 0.9% .................................................                            264,236
                                                                                                              -------------
   Net Assets 100.0% ...................................................................                        $30,377,182
                                                                                                              =============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin California High Yield Municipal Fund


                                                                                Class I
                                                            ------------------------------------------------
                                                                           Year Ended May 31,
                                                            ------------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.10     $9.81      $9.93     $9.73     $9.97
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income ................................         .62       .63        .64       .66       .53
 Net realized and unrealized gains (losses) ...........         .55       .29       (.10)      .18      (.20)
                                                            ------------------------------------------------
Total from investment operations ......................        1.17       .92        .54       .84       .33
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ................................        (.62)     (.63)++    (.66)     (.64)     (.56)
 Net realized gains ...................................       --        --         --        --         (.01)
                                                            ------------------------------------------------
Total distributions ...................................        (.62)     (.63)      (.66)     (.64)     (.57)
                                                            ------------------------------------------------
Net asset value, end of year ..........................      $10.65    $10.10      $9.81     $9.93     $9.73
                                                            ================================================
Total return* .........................................       11.78%     9.64%      5.55%     9.08%     3.22%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $412,211  $213,396   $118,313   $51,102   $31,938
Ratios to average net assets:
 Expenses .............................................         .35%      .34%       .35%      .20%      .07%
 Expenses excluding waiver and payments by affiliate ..         .69%      .75%       .81%      .88%      .87%
 Net investment income ................................        5.81%     6.24%      6.49%     6.89%     6.14%
Portfolio turnover rate ...............................       37.75%    33.79%     28.02%    57.06%    40.74%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++Includes distributions in excess of net investment income in the amount of $.001.

Franklin California High Yield Municipal Fund (cont.)


                                                                                         Class II
                                                                                  ------------------------
                                                                                     Year Ended May 31,
                                                                                  ------------------------
                                                                                   1998      1997     1996
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................       $10.12    $ 9.82    $9.82
                                                                                   ------------------------
Income from investment operations:
 Net investment income ....................................................          .56       .57      .05
 Net realized and unrealized gains ........................................          .56       .30       --
                                                                                   ------------------------
Total from investment operations ..........................................         1.12       .87      .05
Less distributions from net investment income .............................         (.56)     (.57)++  (.05)
                                                                                   ------------------------
Net asset value, end of year ..............................................       $10.68    $10.12    $9.82
                                                                                   ========================
Total return* .............................................................        11.30%     9.08%     .54%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................      $40,363   $10,624     $212
Ratios to average net assets:
 Expenses .................................................................          .90%      .90%     .91%**
 Expenses excluding waiver and payments by affiliate ......................         1.24%     1.31%    1.81%**
 Net investment income ....................................................         5.23%     5.68%    5.73%**
Portfolio turnover rate ...................................................        37.75%    33.79%   28.02%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
+For the period May 1, 1996 (effective date) to May 31, 1996.
++Includes distribution in excess of net investment income in the amount of $.001.


FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998



                                                                                                  PRINCIPAL
 Franklin California High Yield Municipal Fund                                                     AMOUNT       VALUE
a  Long Term Investments 98.3%

   ABAG Finance Authority For Nonprofit Corporations, COP, 6.15%, 1/01/22 ..............       $ 1,490,000      $ 1,600,200
   Adelanto Water Authority Revenue, Series A, 7.50%, 9/01/28
   Parity Water Systems Acquisition Project ............................................         3,445,000        3,521,961
   Subordinated Lien, Water Systems Acquisition Project.................................         2,000,000        2,129,740
   Alameda CFD No.2, Special Tax, 6.125%, 9/01/16 ......................................         1,240,000        1,267,776
   Alameda Public Financing Authority, Local Agency Revenue,
Refunding, Special Tax, Community Facility No. 1-A,
   6.70%, 8/01/12 ......................................................................         3,400,000        3,621,340
   7.00%, 8/01/19 ......................................................................         4,015,000        4,360,973
   American Canyon Joint Powers Financing Authority, Lease Revenue,
Civic/Recreation Facilities, 6.40%, 6/01/22 ............................................         1,000,000        1,058,880
   Antioch 1915 Act, AD No. 27, Series D, 7.30%, 9/02/13 ...............................           460,000          474,435
   Avenal Public Financing Authority Revenue, Refunding,
   7.00%, 9/02/10 ......................................................................         1,745,000        1,762,450
   7.25%, 9/02/27 ......................................................................         3,665,000        3,732,363
   Beaumont Financing Authority, Local Agency Revenue,
 Refunding, Sewer Enterprise Project, Series A,
 6.75%, 9/01/25 ........................................................................         5,000,000        5,165,800
   Belmont RDA, Tax Allocation, Los Costanos Community
Development, Series A, 6.80%, 8/01/24 ..................................................         1,510,000        1,680,706
   Benicia 1915 Act, Refunding, Fleetside Industrial Park
 Assessment, 7.00%, 9/02/14 ............................................................           455,000          469,346
   Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28 .................         1,000,000        1,030,300
   Brea Olinda USD, CFD No. 95-1, Special Tax,
   5.625%, 9/01/18 .....................................................................         1,100,000        1,083,566
   5.75%, 9/01/28 ......................................................................         1,300,000        1,272,505
   Brentwood 1915 Act, Capital Improvement Finance Program,
 No. 94-1, Infrastructure Financing,
   5.875%, 9/02/17 .....................................................................           775,000          773,590
   6.00%, 9/02/27 ......................................................................         1,000,000        1,001,260
   Calexico Special Financing Authority, Sales Tax Revenue, 7.40%,
   1/01/99 .............................................................................            10,000           10,090
   1/01/00 .............................................................................           125,000          127,664
   1/01/01 .............................................................................           165,000          169,795
   1/01/02 .............................................................................           175,000          181,293
   1/01/03 .............................................................................           220,000          228,947
   1/01/04 .............................................................................           235,000          245,190
   1/01/05 .............................................................................           285,000          297,603
   1/01/06 .............................................................................           340,000          354,753
   1/01/18 .............................................................................         7,680,000        7,967,078
   California Educational Facilities Authority Revenue,
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 ...................         1,000,000        1,072,120
    Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 .......................         4,000,000        4,226,720
   California Educational Facilities Authority Revenue,
 Refunding, Los Angeles College of Chiropractic,
 5.60%, 11/01/17 .......................................................................         1,500,000        1,517,565
   California Health Facilities Financing Authority Revenue,
   Cedarknoll, Series B, CHFCLP Insured, Pre-Refunded, 7.50%, 8/01/20 ..................         1,800,000        1,941,390
   Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 .........................         3,750,000        3,760,538
   Refunding, Marshall Hospital, Series A, 5.25%, 11/01/18 .............................         3,215,000        3,206,834
   Refunding, Sacramento Medical, Series A, 5.25%, 5/01/21 .............................         2,320,000        2,298,517
   Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ........................           990,000        1,073,279
   California HFA Revenue, Home Mortgage,
   MFHR, Series B, AMBAC Insured, 6.15%, 8/01/22 .......................................         5,000,000        5,314,000
   Series B, 7.125%, 2/01/26 ...........................................................           875,000          939,103
   California HFA Revenue, Home Mortgage, (cont.)
   Series F-1, 7.00%, 8/01/26 ..........................................................       $ 1,795,000      $ 1,932,820
   Series H, 6.25%, 8/01/27 ............................................................         2,485,000        2,670,431
   Series R, MBIA Insured, 6.15%, 8/01/27 ..............................................         3,285,000        3,500,562
   California PCFA Revenue, Series B,
    Pacific Gas & Electric Co., 5.85%, 12/01/23 ........................................         5,000,000        5,171,350
    Southern California Edison Co., 6.40%, 12/01/24 ....................................         2,000,000        2,146,000
   California PCFA, Solid Waste Disposal Revenue,
 Browning-Ferris Industries, Inc., 6.75%, 9/01/19 ......................................         1,000,000        1,127,850
   California Special District Association Finance Corp.,
 COP, Series V, 7.50%, 5/01/13 .........................................................            55,000           58,967
   California State GO,
   FGIC Insured, 6.00%, 8/01/19 ........................................................            30,000           32,279
   FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 ..........................................         1,470,000        1,639,241
   Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ...............................         1,250,000        1,277,875
   Veterans Bonds, Series BH, 5.50%, 12/01/18 ..........................................         5,000,000        5,087,750
   California State HFA, Mortgage Revenue, Series L,
 MBIA Insured, 6.40%, 8/01/27 ..........................................................         3,000,000        3,241,710
   California Statewide CDA Revenue, COP,
   Auxiliary Organization, California State University Foundation,
 MBIA Insured, 5.20%, 6/01/24 ..........................................................         5,925,000        5,956,462
   CHFCLP Insured, 7.25%, 12/01/22 .....................................................         1,800,000        2,077,668
   California Statewide CDA, Special Facilities Revenue,
 United Air Lines, Inc., Los Angeles, 5.625%, 10/01/34 .................................        26,955,000       27,233,715
   Capistrano USD, CFD, Special Tax No. 92-1, 7.00%, 9/01/18 ...........................         1,000,000        1,060,340
   Duarte RDA, Tax Allocation,
   Rancho Duarte Phase I Project Area, 6.80%, 9/01/16 ..................................           825,000          876,224
   Refunding, Davis Addition Project Area, 6.70%, 9/01/14 ..............................         2,615,000        2,778,202
   Refunding, Davis Addition Project Area, 6.90%, 9/01/18 ..............................         4,120,000        4,364,522
   El Cajon RDA, Tax Allocation, El Cajon Redevelopment
 Project, Refunding, AMBAC Insured, 5.35%, 10/01/22 ....................................         1,000,000        1,006,680
   Escondido GO, 1915 Act, Refunding, AD No. 86-1, Series R, 5.625%, 9/02/18 ...........         1,150,000        1,135,522
   Fontana RDA, Tax Allocation, Refunding, Jurupa Hills
 Redevelopment Project, Series A, 5.50%, 10/01/19 ......................................         5,000,000        5,113,850
   Fontana Special Tax, CFD No. 7, 6.125%, 9/01/28 .....................................         1,280,000        1,258,227
   Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue, Senior Lien, Series A,
   6.50%, 1/01/32 ......................................................................         5,500,000        6,014,085
   6.00%, 1/01/34 ......................................................................         8,235,000        8,732,559
   Garden Grove Housing Authority, MFHR,
Set-Aside Tax Increment, Series C, 6.70%, 7/01/24 ......................................         6,375,000        6,742,965
   Gateway Improvement Authority Revenue,
 Marin City CFD, Series A, 7.75%, 9/01/25 ..............................................         2,500,000        2,792,500
   Granada Sanitation District, 1915 Act, Sewage Treatment Facilities,
 Financing District, Series A,
   7.125%, 9/02/16 .....................................................................           965,000          995,176
   7.25%, 9/02/22 ......................................................................           975,000        1,005,479
   Hawaiian Gardens RDA Project No. 1, Tax Allocation,
 Refunding, 6.35%, 12/01/33 ............................................................         4,000,000        4,220,640
   Hesperia Public Financing Authority, Improvement Revenue,
 Series B, 7.375%, 10/01/23 ............................................................         1,930,000        2,028,449
   Huntington Beach Public Financing Authority Revenue,
Huntington Beach Redevelopment Projects, Refunding,
 7.00%, 8/01/24 ........................................................................         1,000,000        1,044,490
   Irvine 1915 Act, AD No. 94-15, 6.70%, 9/02/20 .......................................         2,500,000        2,564,700
   Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%,
   3/01/18 .............................................................................         2,300,000        2,294,089
   3/01/28 .............................................................................         5,000,000        4,950,000
   Irvine Ranch Water District, Joint Powers Agency,
 Local Pool Revenue, Issue II, 8.25%, 8/15/23 ..........................................         2,000,000        2,016,340
   Irwindale Public Finance Authority, Special Tax,
 Refunding, CFD No. 1, 6.00%, 11/01/20 .................................................         4,450,000        4,465,130
   John C. Fremont Hospital District Revenue,
 California Health Facilities, Insured, 6.75%, 6/01/13 .................................         1,500,000        1,661,775
   Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .......................         1,265,000        1,340,571
   Lake Elsinore School Financing Authority Revenue,
 Refunding, 6.125%, 9/01/19 ............................................................       $ 1,000,000      $ 1,048,350
   Lancaster RDA, Tax Allocation, Refunding, Sub-Residential
 Redevelopment Project, Subordinated Lien,
 6.65%, 9/01/27 ........................................................................         2,500,000        2,583,275
   Lemon Grove School District COP, Vista La Mesa Elementary
 School Construction, 6.40%, 9/01/26 ...................................................         2,000,000        2,088,460
   Long Beach IDR, Refunding, California State University
 Foundation, Series A, 5.25%
   2/01/13 .............................................................................         1,000,000          988,850
   2/01/23 .............................................................................         1,000,000          965,080
   Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ...................................           140,000          141,711
   Los Angeles Harbor Development Revenue, Series B,
   6.00%, 8/01/14 ......................................................................         3,500,000        3,772,370
   5.375%, 11/01/23 ....................................................................         2,465,000        2,487,358
   Los Angeles MFR, Refunding, Series J-2, 8.50%, 1/01/24 ..............................         1,150,000        1,189,560
   Los Angeles USD, COP, Multiple Properties Project,
 Refunding, FSA Insured, 5.625% 11/01/13 ...............................................         2,500,000        2,505,175
   Lynwood Public Financing Authority Revenue,
Water System Improvement Project, 6.50%, 6/01/21 .......................................         1,175,000        1,261,797
   Millbrae Elementary School District, COP,
Financing Project, Pre-Refunded, 6.90%, 3/01/22 ........................................         1,480,000        1,647,788
   Modesto Public Financing Authority, Lease Revenue,
 John Thurman Field Renovation Project, 6.125%, 11/01/16 ...............................         1,750,000        1,852,778
   Monrovia USD, COP, Financing Project, MBIA Insured, 5.30%, 4/01/26 ..................         1,100,000        1,109,834
   National City Community Development Commission,
MFHR, Park Villas Apartments, Series A, GNMA Secured,
 5.85%, 7/20/19 ........................................................................         1,545,000        1,612,995
   Newman RDA, Tax Allocation, Redevelopment
 and Housing Project No.1, 5.375%, 8/01/27 .............................................         1,285,000        1,247,170
   Newport Mesa USD, Special Tax, CFD No. 90-1, 6.75%, 9/01/21 .........................         2,000,000        2,065,200
   Northern Mariana Islands Commonwealth Ports Authority, Series A, 3/15/28,
   Airport Revenue, Senior Lien, 6.25%..................................................         5,050,000        5,019,650
   Seaport Revenue, 6.40%...............................................................         2,000,000        1,955,020
   Oakland Revenue, Refunding, YMCA of the East Bay Project, 7.10%, 6/01/10 ............         2,815,000        3,093,488
   Orange County CFD, No. 86-2, Special Tax, Refunding,
Rancho Santa Margarita, Series A, 5.55%, 8/15/17 .......................................         1,000,000        1,004,880
   Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ...........................         1,545,000        1,594,734
   Oroville Hospital Revenue, Oroville Hospital,
 Series A, CHFCLP Insured, 5.40%, 12/10/17 .............................................         1,140,000        1,155,196
   Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/17 ..        10,000,000        9,000,000
   Paramount RDA, Tax Allocation, Refunding,
Redevelopment Project Area 1, MBIA Insured, 0.00%, 8/01/26 .............................        14,050,000        3,229,252
   Perris Public Financing Authority, Local Agency Revenue, Series B, 7.25%, 8/15/23 ...           500,000          527,730
   Richmond Revenue, Refunding, YMCA of the East Bay Project, 7.25%, 6/01/17 ...........         3,100,000        3,363,283
   Riverside County CFD, Refunding, Special Tax,
 Senior Lien, No. 87-5, Series A, 7.00%, 9/01/13 .......................................         7,335,000        7,793,438
   Riverside County Public Financing Authority,
Tax Allocation Revenue, Redevelopment Projects, Series A,
 5.50%, 10/01/22 .......................................................................         2,710,000        2,756,775
   Sacramento County 1915 Act, Refunding, Sunrise/U.S.
 Corridor Assessment, 7.00%, 9/02/09 ...................................................            85,000           87,695
   Sacramento County Special Tax, Refunding, CFD No.1,
   5.60%, 12/01/12 .....................................................................         1,515,000        1,509,046
   5.70%, 12/01/20 .....................................................................         2,410,000        2,376,935
   6.30%, 9/01/21 ......................................................................         1,575,000        1,641,843
   Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28 ................         2,665,000        2,743,244
   Salinas Valley Solid Waste Authority Revenue,
   5.75%, 8/01/18 ......................................................................           500,000          507,715
   5.80%, 8/01/27 ......................................................................         1,100,000        1,116,379
   San Bernardino Associated Communities Financing Authority,
 Health Care, COP, Refunding and Improvement,
 Granada Hills, Series A, 6.90%, 5/01/27 ...............................................        10,000,000       11,023,900

   San Bernardino County MFHR, Series A, 6.50%,
    Meadowland Apartments Project, 3/01/10 .............................................       $ 7,250,000      $ 7,232,600
    Park Heights Apartments, 8/01/05 ...................................................         2,520,000        2,513,952
   San Bernardino Joint Powers Financing Authority, Lease Revenue,
 Department of Transportation Lease, Series A,
 5.50%, 12/01/20 .......................................................................         4,000,000        4,095,000
   San Diego County Educational Facilities Authority No. 1,
Lease Revenue, 6.50%, 8/15/15 ..........................................................           850,000          916,445
   San Diego Special Tax, CFD No. 1, Series B, 7.10%, 9/01/20 ..........................         3,500,000        3,779,405
   San Francisco City and County Airports Commission,
International Airport Revenue, Second Series,
   Issue 8A, FGIC Insured, 6.25%, 5/01/20 ..............................................         1,570,000        1,694,375
   Issue 16A, FSA Insured, 5.125%, 5/01/23 .............................................         4,000,000        3,936,200
   San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue, Redevelopment Projects,
   Refunding, Series C, 5.30%, 8/01/25 .................................................         1,635,000        1,636,324
   Series A, 5.50%, 8/01/22 ............................................................         1,180,000        1,187,717
   San Francisco City and County Revenue,
Irwin Memorial Blood Centers, Series A, 6.80%, 12/01/21 ................................           800,000          865,000
   San Joaquin Area Flood Control Agency, 1915 Act,
 Flood Protection & Restoration Assessment, FSA Insured,
 6.00%, 9/02/14 ........................................................................           970,000        1,002,117
   San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
   Junior Lien, ETM, 0.00%, 1/01/28 ....................................................        19,150,000        4,134,868
   Refunding, Series A, 5.50%, 1/15/28 .................................................        20,710,000       20,857,662
   Senior Lien, Pre-Refunded, 7.00%, 1/01/30 ...........................................           675,000          767,124
   Senior Lien, Pre-Refunded, 6.75%, 1/01/32 ...........................................         3,450,000        3,885,218
   San Jose Financing Authority Revenue, Convention Center Project,
Series C, 6.40%, 9/01/17 ...............................................................         5,000,000        5,333,850
   San Jose RDA, Tax Allocation, Merged Area Redevelopment Project,
 5.25%, 8/01/29 ........................................................................         4,750,000        4,727,960
   San Luis Obispo COP, Vista Hospital System, Inc., 8.375%, 7/01/29 ...................         6,660,000        7,196,863
   San Marcos RDA, Tax Allocation, Affordable Housing Project,
Series A, 5.65%, 10/01/28 ..............................................................         3,000,000        3,019,680
   San Mateo RDA, Tax Allocation, Merged Area, Series A,
   5.50%, 8/01/17 ......................................................................         1,330,000        1,365,631
   5.50%, 8/01/22 ......................................................................         4,820,000        4,904,109
   San Ramon Public Financing Authority, Refunding,
 Tax Allocation, 6.90%, 2/01/24 ........................................................         1,500,000        1,632,270
   Sand City RDA, Tax Allocation Revenue
 Sand City Redevelopment Project, 6.00% 11/01/26 .......................................         3,900,000        4,094,103
   Santa Rosa 1915 Act, Fountain/Grove Parkway Extension Assessment,
7.625%, 9/02/19 ........................................................................         1,500,000        1,547,580
   Southern California Public Power Authority,
Southern Transmission Project Revenue, Sub-Crossover Refunding,
 6.125%, 7/01/18 .......................................................................         1,140,000        1,214,510
 b Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
   5.45%, 9/01/08 ......................................................................         1,775,000        1,762,469
   5.80%, 9/01/14 ......................................................................         4,000,000        3,982,920
   6.00%, 9/01/18 ......................................................................         1,000,000        1,000,640
   6.00%, 9/01/24 ......................................................................         1,100,000        1,098,427
   Stockton Health Facilities Revenue, Refunding,
 Dameron Hospital Association, Series A, 5.70%, 12/01/14 ...............................         2,300,000        2,376,429
   Suisun City Public Financing Authority,
Tax Allocation Revenue, Redevelopment Project, 5.20%,
   Escrow Term, Series A, 10/01/28 .....................................................         3,500,000        3,447,710
   Series A, 10/01/23 ..................................................................           275,000          272,302
   Taft Public Financing Authority, Lease Revenue,
 Community Correctional Facility Project, Series A, 6.05%, 1/01/17 .....................         3,235,000        3,469,538
   Tracy COP, I-205 Corridor Improvement Project,
 Pre-Refunded, 7.00%, 10/01/27 .........................................................         1,200,000        1,332,071
   Union City CFD No. 1997-1, Special Tax,
   5.70%, 9/01/18 ......................................................................         1,000,000        1,005,440
   5.80%, 9/01/28 ......................................................................         2,180,000        2,187,761

   University Revenues, Refunding, Multiple Purpose Projects,
Series E, MBIA Insured, 5.125%, 9/01/20 ................................................       $ 1,000,000        $ 997,940
   Upland COP, Refunding, Mortgage Insured, 5.50%, 6/01/21 .............................         2,000,000        2,041,600
   Vallejo COP, Refunding, Marine World Foundation Project,
7.40%, 2/01/28 .........................................................................         9,345,000       10,289,498
   Victor Valley Union High School District COP,
Instructional Academy Project, MBIA Insured, 5.80%, 11/15/21 ...........................         1,000,000        1,065,470
   Virgin Islands Public Financing Authority Revenue,
 Refunding, Subordinated Lien Fund Loan Notes, Series E,
   5.75%, 10/01/13 .....................................................................         1,595,000        1,621,636
   5.875%, 10/01/18 ....................................................................         1,665,000        1,700,747
 b 6.00%, 10/01/22 .....................................................................         2,650,000        2,721,814
   Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home,
 Series A, 5.875%, 2/01/28 .............................................................         1,685,000        1,661,090
   West Sacramento Financing Authority, Lease Revenue,
 City Administration Facilities Project, MBIA Insured,
 5.30%, 9/01/30 ........................................................................         1,020,000        1,031,974
   Western Placer Waste Management Authority Revenue, 6.75%, 7/01/14 ...................         7,400,000        8,018,343
   Westminster COP, Public Improvements Project, 6.00%, 6/01/22 ........................         2,060,000        2,163,905
   Winton Water and Sanitation District, COP, Refunding,
 Wastewater System Improvement Project, MBIA Insured,
 5.25%, 3/01/28 ........................................................................         1,500,000        1,513,364
                                                                                                            ---------------
   Total Long Term Investments (Cost $425,187,966) .....................................                        444,928,470
                                                                                                            ---------------
 a Short Term Investments 1.3%
   California Health Facilities Financing Authority Revenue,
 Sutter Health, Series A, Daily VRDN and Put,
 3.70%, 3/01/20 ........................................................................           900,000          900,000
   Irvine 1915 Act, AD, 3.70%,
   No. 95-12, Series A, Daily VRDN and Put, 9/02/21 ....................................         2,800,000        2,800,000
   No. 97-16, Northwest Irvine Project, Daily VRDN and Put, 9/02/22 ....................           200,000          200,000
   Irvine Ranch Water District, DATES, Consolidated Bonds,
 Series C, Daily VRDN and Put, 3.70%, 10/01/10 .........................................           200,000          200,000
   Newport Beach Hospital Revenue, Hoag Memorial Presbyterian Hospital,
Daily VRDN and Put, 3.90%, 10/01/22 ....................................................         1,700,000        1,700,000
                                                                                                            ---------------
   Total Short Term Investments (Cost $5,800,000) ......................................                          5,800,000
                                                                                                            ---------------
   Total Investments (Cost $430,987,966) 99.6% .........................................                        450,728,470
   Other Assets, less Liabilities .4% ..................................................                          1,845,219
                                                                                                            ---------------
   Net Assets 100.0% ...................................................................                       $452,573,689
                                                                                                            ===============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Hawaii Municipal Bond Fund
                                                                                Class I
                                                             -----------------------------------------------
                                                                           Year Ended May 31,
                                                             -----------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                             -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.79    $10.54     $10.67    $10.36    $10.80
                                                             -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .58       .60        .60       .60       .62
 Net realized and unrealized gains (losses) ...........         .38       .25       (.13)      .31      (.46)
                                                             -----------------------------------------------
Total from investment operations ......................         .96       .85        .47       .91       .16
Less distributions from net investment income .........        (.59)     (.60)      (.60)     (.60)     (.60)
                                                             -----------------------------------------------
Net asset value, end of year ..........................      $11.16    $10.79     $10.54    $10.67    $10.36
                                                             ===============================================
Total return* .........................................        9.10%     8.23%      4.49%     9.26%     1.35%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $45,138   $40,003    $38,805   $36,827   $26,904
Ratios to average net assets:
 Expenses .............................................         .40%      .39%       .35%      .20%      .05%
 Expenses excluding waiver and payments by affiliate ..         .81%      .83%       .84%      .87%      .92%
 Net investment income ................................        5.32%     5.59%      5.63%     6.02%     5.76%
Portfolio turnover rate ...............................       23.18%    13.40%     16.01%    22.88%    31.35%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998

                                                                                                  PRINCIPAL
 Franklin Hawaii Municipal Bond Fund                                                               AMOUNT           VALUE
Long Term Investments 98.3%
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 .....................................................................         $ 200,000        $ 219,836
   6.70%, 10/01/23 .....................................................................         1,000,000        1,091,970
Guam Government, Limited Obligation Highway, Refunding,
Series A, FSA Insured, 6.30%, 5/01/12 ..................................................           280,000          303,106
Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ................................           300,000          318,501
Hawaii State Airport System Revenue,
   Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 .........................           300,000          317,649
   Second Series 1990, FGIC Insured, 7.50%, 7/01/20 ....................................            60,000           64,660
   Second Series 1991, 7.00%, 7/01/18 ..................................................         1,520,000        1,641,722
   Second Series 1991, MBIA Insured, 6.75%, 7/01/21 ....................................           200,000          215,976
   Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ....................................           400,000          471,672
Hawaii State Department of Budget and Finance, Special Purpose Revenue,
   Hawaii Electric Light Co. Project, Mortgage, 7.20%, 12/01/14 ........................           100,000          106,086
   Hawaiian Electric Co., Mortgage, Series A, MBIA Insured, 6.60%, 1/01/25 .............         1,950,000        2,156,661
   Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .............           500,000          524,965
   Hawaiian Electric Co. and Subsidiaries, Mortgage, MBIA Insured, 6.55%, 12/01/22 .....         3,425,000        3,730,236
   Kapiolani Health Obligation, 6.25%, 7/01/21 .........................................         1,100,000        1,193,665
   Pali Momi Medical Center Project, Pre-Refunded, 7.65%, 7/01/19 ......................           105,000          118,012
   Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 7/01/22 ...........           500,000          548,505
   Refunding, Kaiser Permanente, Series A, 6.25%, 3/01/21 ..............................           100,000          105,301
   Refunding, Kapiolani Health Care System, 6.40%, 7/01/13 .............................           600,000          648,534
   Refunding, Kapiolani Health Care System, 6.00%, 7/01/19 .............................           125,000          132,368
   Refunding, Queens Health System, Series A, 6.05%, 7/01/16 ...........................         1,000,000        1,078,990
   Refunding, Queens Health System, Series A, 6.00%, 7/01/20 ...........................           120,000          128,422
   Refunding, Queens Health System, Series A, 5.75%, 7/01/26 ...........................         1,500,000        1,555,665
   Refunding, Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.50%, 7/01/12            725,000          726,617
   St. Francis Medical Centers, FSA Insured, 6.50%, 7/01/22 ............................         1,100,000        1,191,278
   Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ...................................           600,000          595,650
   Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ...................................         2,040,000        2,020,090
   Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ...................................         2,410,000        2,414,290
Hawaii State Department of Transportation, Special Facilities Revenue,
 Refunding, Matson Terminals, Inc.,
 5.75%, 3/01/13 ........................................................................            75,000           78,224
Hawaii State GO,
   Series BW, 6.375%, 3/01/11 ..........................................................           100,000          114,876
   Series CA, 6.00%, 1/01/09 ...........................................................           100,000          111,440
   Series CP, FGIC Insured, 5.00%, 10/01/16 ............................................           900,000          889,299
Hawaii State Harbor, Capital Improvement Revenue,
   Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 ................................         1,000,000        1,080,130
   Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ...............................           500,000          540,565
   Series 1990, MBIA Insured, 7.25%, 7/01/10 ...........................................            70,000           75,472
   Series 1990, MBIA Insured, 7.00%, 7/01/17 ...........................................            80,000           85,346
   Series 1992, FGIC Insured, 6.50%, 7/01/19 ...........................................           200,000          215,280
Hawaii State Housing Finance and Development Corp. Revenue,
 Affordable Rental Housing Program, Series A,
   6.00%, 7/01/15 ......................................................................         1,000,000        1,051,340
   6.05%, 7/01/22 ......................................................................           750,000          788,423
   6.10%, 7/01/30 ......................................................................           250,000          262,780

Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue, Series A,
   7.10%, 7/01/24 ......................................................................         $ 465,000        $ 499,861
   6.00%, 7/01/26 ......................................................................           290,000          299,147
Honolulu City and County Go,
   Refunding, Series 1992, 6.00%, 12/01/14 .............................................           150,000          167,975
   Series A, Pre-Refunded, 6.70%, 8/01/07 ..............................................            75,000           81,730
   Series A, Pre-Refunded, 6.70%, 8/01/11 ..............................................           100,000          108,973
   Series B, Pre-Refunded, 6.125%, 6/01/15 .............................................         1,000,000        1,108,870
   Series B, 5.00%, 11/01/17 ...........................................................           600,000          591,180
Honolulu City and County Water Supply Board, Water System Revenue, 5.80%, 7/01/21 ......         1,785,000        1,879,891
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ........         1,205,000        1,301,496
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ....................           220,000          246,321
Maui County Board, Water Supply Revenue, Series A,
 FGIC Insured, Pre-Refunded, 6.70%, 12/01/11 ...........................................           100,000          109,766
Maui County GO,
   Refunding, Series 1992, 6.05%, 9/01/07 ..............................................            50,000           52,151
   Refunding, Series 1992, 6.10%, 9/01/08 ..............................................           300,000          314,007
   Refunding, Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/11 .....................           385,000          405,293
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/13 ................................           150,000          157,907
Northern Mariana Islands Commonwealth Ports Authority,
Seaport Revenue, Series A, 6.40%, 3/15/28 ..............................................         1,000,000          977,510
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A Pre-Refunded, 7.00%, 7/01/19 .................................................           145,000          148,271
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series T, Pre-Refunded, 6.625%, 7/01/18 .............................................           315,000          349,832
   Series Y, 5.50%, 7/01/26 ............................................................           800,000          820,495
Puerto Rico Electric Power Authority Revenue,
   Series O, 7.125%, 7/01/14 ...........................................................            60,000           62,890
   Series O, Pre-Refunded, 7.125%, 7/01/14 .............................................            55,000           57,781
   Series T, Pre-Refunded, 6.375%, 7/01/24 .............................................         1,000,000        1,136,880
Puerto Rico Industrial, Medical and Environmental
 Facilities Revenue PCFA, PepsiCo, Inc. Project, 6.25%, 11/15/13 .......................           350,000          384,698
Puerto Rico PBA, Guaranteed, Public Education and
 Health Facilities, Refunding, Series M, 5.75%, 7/01/15 ................................           900,000          938,141
Puerto Rico Telephone Authority Revenue,
Refunding, Series L, 6.125%, 1/01/22 ...................................................         1,230,000        1,307,477
Virgin Islands Public Finance Authority Revenue,
Refunding, Senior Lien, Fund Loan Notes, Series A, 5.625%, 10/01/25 ....................         1,900,000        1,941,381
                                                                                                             --------------
Total Long Term Investments (Cost $41,918,493) 98.3% ...................................                         44,363,526
Other Assets, less Liabilities 1.7% ....................................................                            774,615
                                                                                                             --------------
Net Assets 100.0% ......................................................................                        $45,138,141
                                                                                                             ==============

See Glossary of Terms on page 67.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights



Franklin Tennessee Municipal Bond Fund
                                                                               Class I
                                                            -----------------------------------------------
                                                                           Year Ended May 31,
                                                            -----------------------------------------------
                                                              1998      1997       1996      1995     1994+
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................      $10.71    $10.40     $10.53    $10.11   $10.00
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .57       .58        .56       .52      .01
 Net realized and unrealized gains (losses) ...........         .56       .33       (.09)      .35      .10
                                                            -----------------------------------------------
Total from investment operations ......................        1.13       .91        .47       .87      .11
Less distributions from net investment income .........        (.57)     (.60)      (.60)     (.45)   --
                                                            -----------------------------------------------
Net asset value, end of year ..........................      $11.27    $10.71     $10.40    $10.53   $10.11
                                                            ===============================================
Total return* .........................................       10.75%     8.95%      4.50%     8.97%    1.10%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $44,526   $26,708    $13,956    $5,986   $2,224
Ratios to average net assets:
 Expenses .............................................         .40%      .40%       .33%      .10%     .03%**
 Expenses excluding waiver and payments by affiliate ..         .81%      .84%       .91%      .92%    1.05%**
Net investment income .................................        5.12%     5.51%      5.67%     6.02%    1.89%**
Portfolio turnover rate ...............................       37.67%    27.60%     27.23%    24.71%   22.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
+For the period May 10, 1994 (effective date) to May 31, 1994.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998





                                                                                                 PRINCIPAL
 Franklin Tennessee Municipal Bond Fund                                                            AMOUNT          VALUE
 a Long Term Investments 98.6%
   Carroll County IDBR, Refunding, Henry I. Siegel Co., Inc. Project, 7.20%, 4/01/05 ...         $ 500,000        $ 522,930
 b Chattanooga Health, Educational and Housing Facilities
 Board Revenue, Catholic Health Initiatives, Series A,
 5.00%, 12/01/18 .......................................................................         1,000,000          977,430
   Cleveland Water and Sewer, FGIC Insured, 5.375%, 9/01/28 ............................         1,000,000        1,011,890
   Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21 ................           500,000          517,745
   Dickson Electric System Revenue, MBIA Insured, 5.50%, 9/01/16 .......................         1,220,000        1,269,569
   Eastside Utility District, Hamilton County Waterworks Revenue,
 Refunding, MBIA Insured, 5.25%, 11/01/17 ..............................................           800,000          808,176
   Franklin IDB, MFHR, Refunding, Landings Apartment Project,
 Series A, FSA Insured, 6.00%, 10/01/26 ................................................         1,000,000        1,053,410
   Hamilton County IDB, MFHR, Patten Towers Apartments, Series B, 7.125%, 2/01/09 ......           500,000          521,255
   Hardeman County, FGIC Insured, 5.625%, 4/01/24 ......................................           880,000          917,259
   Hollow Rock-Bruceton Special School District, FSA Insured, 5.75%, 4/01/24 ...........           500,000          526,810
   Humphreys County IDB, Solid Waste Disposal Revenue,
Du Pont (E.I.) De Nemours & Co. Project, 6.70%, 5/01/24 ................................           800,000          885,536
   Jackson GO, Refunding & Improvement, MBIA Insured, 5.125%, 3/01/16 ..................         1,000,000        1,007,270
   Johnson City Health and Educational Facilities Board,
Mortgage Revenue, Pine Oaks Assisted Project, Series A,
 GNMA Secured, 5.90%, 6/20/37 ..........................................................         1,400,000        1,450,428
   Johnson City Public Improvement, FSA Insured, 5.90%, 6/01/12 ........................           500,000          532,920
   Johnson City Public Improvement, GO, Series B,
 AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20 ...........................................           100,000          115,945
   Johnson City Solid Waste, AMBAC Insured, 5.80%, 5/01/09 .............................           100,000          108,377
   Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
   FSA Insured, 5.40%, 1/01/23 .........................................................           660,000          672,210
   Refunding, MBIA Insured, 6.10%, 1/01/19 .............................................           100,000          108,338
   Knox County First Utility District, Water and Sewer Revenue,
 Refunding & Improvement, Series A, MBIA Insured,
 5.625%, 12/01/19 ......................................................................         1,000,000        1,049,170
   Knox County Health, Educational and Housing Facilities Board,
Hospital Revenue, Refunding,
   Ft. Sanders Alliance, MBIA Insured, 5.75%, 1/01/14 ..................................         1,250,000        1,357,638
   Mercy Health Systems, Series B, AMBAC Insured, 5.875%, 9/01/15 ......................           345,000          365,276
   Knox County IDB, MFMR, Refunding, Waterford Apartments,
 Series A, 5.95%, 3/01/28 ..............................................................           250,000          263,225
   Loudon County IDB, Solid Waste Disposal Revenue,
Kimberly-Clark Corp. Project, 6.20%, 2/01/23 ...........................................         1,305,000        1,381,329
   Macon County GO, FGIC Insured, 5.90%, 9/01/13 .......................................           150,000          159,017
   Maury County IDB, PCR, Multi-Modal, Refunding,
Saturn Corp. Project, 6.50%, 9/01/24 ...................................................           620,000          683,680
   McKenzie High School District, FSA Insured, 5.75%, 4/01/22 ..........................           500,000          525,625
   Memphis GO, 5.75%, 8/01/15 ..........................................................           500,000          522,175
   Memphis Health, Educational and Housing Facilities Board,
Mortgage Revenue, Refunding,
   Edgewater Territory, FHA/GNMA Secured, 7.375%, 1/20/27 ..............................           150,000          161,327
   MF, River Trace II, Series A, 6.45%, 4/01/26 ........................................           100,000          106,406
   Memphis-Shelby County Airport Authority Revenue,
Refunding, MBIA Insured, 5.65%, 9/01/15 ................................................           500,000          520,120
   Memphis-Shelby County Airport Authority, Special Facilities
 and Project Revenues, Refunding, Federal Express Corp.,
 6.75%, 9/01/12 ........................................................................           100,000          109,437
   Metropolitan Government of Nashville and Davidson County, Electric Revenue, Series A,
   Refunding, 6.00%, 5/15/17 ...........................................................           200,000          211,110
   5.20%, 5/15/23 ......................................................................         1,000,000        1,001,730
   Metropolitan Government of Nashville and Davidson County,
 Health and Educational Facilities Board, Refunding,
 Dandridge Towers, Series 8-A, 6.375%, 1/01/11 .........................................           500,000          529,155
   Metropolitan Government of Nashville and Davidson County,
 Health and Educational Facilities Board Revenue,
   Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ......           150,000          174,891
 b Multi-Modal Health, 5.50%, 5/01/23 ..................................................           995,000        1,018,154

   Metropolitan Government of Nashville and Davidson County,
 Health and Educational Facilities Board Revenue, (con.t)
   Refunding, The Vanderbilt University, Series A, 5.375%, 7/01/18 .....................         $ 700,000        $ 716,107
   Refunding, The Vanderbilt University, Series B, 5.00%, 10/01/28 .....................         1,500,000        1,465,545
   Metropolitan Government of Nashville and Davidson County,
 Public Improvement, 5.875%, 5/15/26 ...................................................         1,000,000        1,059,490
   Metropolitan Government of Nashville and Davidson County,
Sports Authority Revenue, Stadium Public Improvement
 Project, AMBAC Insured, 5.875%, 7/01/21 ...............................................         1,775,000        1,887,784
   Metropolitan Government of Nashville and Davidson County,
 Water and Sewer Revenue, Refunding,
   5.50%, 1/01/16 ......................................................................           620,000          620,174
   Series A, FGIC Insured, 5.00%, 1/01/19 ..............................................           400,000          395,924
   Metropolitan Nashville Airport Authority Revenue,
 Series C, FGIC Insured, 6.60%, 7/01/15 ................................................           205,000          221,859
   Milan Special School District, AMBAC Insured,
Pre-Refunded, 6.625%, 4/01/11 ..........................................................           180,000          205,168
   Northern Mariana Islands Commonwealth Ports Authority,
Seaport Revenue, Port Saipan Harbor Improvement,
 Series A, 6.85%, 10/01/25 .............................................................           300,000          293,253
   Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 .......................           100,000          105,718
   Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 ...........................           100,000          113,963
   Puerto Rico Commonwealth Highway and Transportation
 Authority Revenue, Series Y, Pre-Refunded, 6.00%, 7/01/22 .............................           500,000          564,615
   Puerto Rico Commonwealth Public Improvement, 5.75%, 7/01/17 .........................           750,000          798,023
   Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 ..............................................           100,000          109,463
   Series X, 5.50%, 7/01/25 ............................................................           500,000          509,650
   Puerto Rico Industrial, Tourist, Educational, Medical and
 Environmental Control Facilities, Financing
    Authority, Hospital Revenue, Auxilio Mutuo Obligation Group,
 Series A, MBIA Insured, 6.25%, 7/01/24 ................................................           200,000          220,184
   Puerto Rico Ports Authority Revenue, Special Facilities,
American Airlines, Series A, 6.25%, 6/01/26 ............................................           600,000          652,860
   Shelby County GO, Series B, Pre-Refunded, 6.00%, 3/01/16 ............................           530,000          568,181
   Shelby County Health, Educational and Housing Facilities Board,
 Hospital Revenue,
   5.00%, 4/01/18 ......................................................................         1,000,000          983,860
   MBIA Insured, 5.30%, 8/01/15 ........................................................           500,000          509,245
   South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 .......................           300,000          330,240
   Sullivan County IDBR, Refunding, Brandymill, Series I-A,
GNMA Secured, 6.35%, 7/20/27 ...........................................................           350,000          379,628
   Tennessee HDA, Home Ownership Program,
   Issue 4A, 6.375%, 7/01/22 ...........................................................           800,000          856,752
   Series 3, 5.85%, 7/01/23 ............................................................           500,000          516,440
   Tennessee HDA, Mortgage Finance,
   Series A, 6.90%, 7/01/25 ............................................................           200,000          217,922
   Series B, 6.60%, 7/01/25 ............................................................           215,000          230,966
   Series B, MBIA Insured, 6.20%, 7/01/18 ..............................................           630,000          670,874
   Tennessee Housing Development Agency
Homeownership, 5.375%, 7/01/23 .........................................................         1,000,000        1,001,530
   Tennessee State Local Development Authority Revenue,
   Community Provider Pooled Loan Program, 6.55%, 10/01/23 .............................           100,000          107,792
   Refunding, State Loan Program, Series A,
 MBIA Insured, 5.125%, 3/01/22 .........................................................           150,000          150,273
   Tennessee State School Board Authority, Higher
 Educational Facilities, Series A, 6.25%, 5/01/22 ......................................           100,000          106,354
   White House Utility District, Robertson and Sumner
 Counties Waterworks System Revenue, Refunding, Series B,
 FGIC Insured, 5.375%, 1/01/19 .........................................................         1,890,000        1,925,663

   Wilson County COP,
   Educational Facilities, 6.125%, 6/30/10 .............................................         $ 220,000        $ 237,764
   FSA Insured, 5.25%, 3/30/18 .........................................................         1,000,000        1,010,460
 b Virgin Islands Public Finance Authority Revenue,
Refunding, Senior Lien, Fund Loan Notes, Series A, 5.50%, 10/01/18 .....................         1,000,000        1,018,760
                                                                                                            ---------------
   Total Long Term Investments (Cost $41,736,665) ......................................                         43,909,447
                                                                                                            ---------------
 a Short Term Investments 2.3%
   Metropolitan Nashville Airport Authority Revenue,
 Refunding & Improvement, FGIC Insured, Weekly VRDN and Put,
 3.90%, 7/01/19 ........................................................................           100,000          100,000
   Puerto Rico Commonwealth Government Development Bank,
 Refunding, MBIA Insured, Weekly VRDN and Put,
 3.80%, 12/01/15 .......................................................................           700,000          700,000
   Sullivan County IDB, PCB, DATES, Refunding,
 Mead Corp. Project, Daily VRDN and Put, 4.00%, 10/01/16 ...............................           100,000          100,000
   Tennessee State GO, Series A, Weekly VRDN and Put, 3.90%, 7/02/01 ...................           100,000          100,000
                                                                                                            ---------------
   Total Short Term Investments (Cost $1,000,000) ......................................                          1,000,000
                                                                                                            ---------------
   Total Investments (Cost $42,736,665) 100.9% .........................................                         44,909,447
   Other Assets, less Liabilities (.9)% ................................................                          (383,610)
                                                                                                            ---------------
   Net Assets  100.0% ..................................................................                        $44,525,837
                                                                                                            ===============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights



Franklin Washington Municipal Bond Fund
                                                                                Class I
                                                            -----------------------------------------------
                                                                          Year Ended May 31,
                                                            -----------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.09    $ 9.80      $9.90     $9.55    $9.99
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .57       .58        .56       .56      .51
 Net realized and unrealized gains (losses) ...........         .41       .29       (.08)      .36     (.46)
                                                            -----------------------------------------------
Total from investment operations ......................         .98       .87        .48       .92      .05
                                                            -----------------------------------------------
Less distributions from:
 Net investment income ................................        (.59)     (.58)      (.58)     (.57)    (.47)
 Net realized gains ...................................       --        --         --        --        (.02)
                                                            -----------------------------------------------
Total distributions ...................................        (.59)     (.58)      (.58)     (.57)    (.49)
                                                            -----------------------------------------------
Net asset value, end of year ..........................      $10.48    $10.09      $9.80     $9.90    $9.55
                                                            ===============================================
Total return* .........................................        9.87%     9.04%      4.91%    10.10%    2.88%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $10,376    $8,361     $7,718    $5,741   $4,272
Ratios to average net assets:
 Expenses .............................................         .10%      .10%       .10%      .10%     .05%
 Expenses excluding waiver and payments by affiliate ..         .84%      .90%       .92%     1.05%     .71%
 Net investment income ................................        5.54%     5.81%      5.81%     6.13%    5.59%
Portfolio turnover rate ...............................        6.94%     7.73%     19.13%    18.46%   39.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998




                                                                                                 PRINCIPAL
 Franklin Washington Municipal Bond Fund                                                          AMOUNT            VALUE
  Long Term Investments 96.7%
   Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ................................          $100,000         $104,582
   Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ........................           100,000          106,471
   Bellingham Housing Authority Revenue,................................................           200,000          231,078
   Cascade Meadows Project, 7.10%, 11/01/23
   Refunding, Pacific Rim & Cascade Meadows Projects,
MBIA Insured, Pre-Refunded, 5.20%, 11/01/27 ............................................           200,000          199,392
   Clark County School District No. 114, Evergreen School,
Refunding, AMBAC Insured, 5.95%, 12/01/12 ..............................................           100,000          107,819
   Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...........................           200,000          209,310
   Conservation and Renewable Energy System Revenue,
Washington Conservation Project, 6.50%, 10/01/14 .......................................           400,000          433,704
   Douglas County PUD No. 1, Electric Systems Revenue,
 MBIA Insured, 6.00%, 1/01/15 ..........................................................           100,000          108,455
   Federal Way GO, Refunding, 5.85%, 12/01/21 ..........................................           100,000          102,735
   Grant County PUD No. 002, Wanapum Hydroelectric Revenue,
 Second Series A, 6.375%, 1/01/23 ......................................................           250,000          264,888
   Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue,
Second Series B, MBIA Insured, 5.875%, 1/01/26 .........................................           100,000          104,729
   King County GO, Sewer District, 5.875%, 1/01/15 .....................................           100,000          106,430
   King County Housing Authority Revenue, Woodridge Park Project,
 6.25%, 5/01/15 ........................................................................           175,000          184,609
   King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .................           100,000          106,548
   King County School District No. 412, Shoreline, 6.10%, 6/01/13 ......................           100,000          108,139
   King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .............           200,000          213,724
   Lewis County PUD No. 001, Cowlitz Falls Hydroelectric Project Revenue,
 6.00%, 10/01/24 .......................................................................           200,000          205,674
   Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp.,
 5.80%, 9/01/29 ........................................................................           375,000          377,381
   Pierce County Sewer Revenue, 5.70%, 2/01/17 .........................................           100,000          104,525
   Pilchuck Development Public Corp., Special Facilities
 Airport Revenue, Tramco, Inc. Project, B.F. Goodrich, 6.00%, 8/01/23 ..................           800,000          827,640
   Port of Seattle Revenue, Series B, 6.00%, 11/01/17 ..................................           200,000          206,144
   SeaTac GO, MBIA Insured, 6.50%, 12/01/13 ............................................           450,000          496,949
   Seattle Housing Authority, Low Income Housing Assistance Revenue,
 Kin On Project, GNMA Secured, 7.40%, 11/20/36 .........................................            99,000          112,469
   Seattle Municipality Metropolitan Sewer Revenue,
 Refunding, Series V, 6.20%, 1/01/32 ...................................................           200,000          210,158
   Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..................................           100,000          105,903
   Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..................           200,000          211,740
   Snohomish County PUD No. 1,
   Electric and Generation Systems Revenue, Refunding,
 FGIC Insured, 6.00%, 1/01/18 ..........................................................           200,000          211,864
   Water Revenue, 5.85%, 11/01/17 ......................................................           100,000          100,842
   Spokane County GO, Refunding, 6.00%, 12/01/14 .......................................           130,000          141,154
   Spokane County Water District No. 3 Revenue,
Refunding, 5.90%, 1/01/14 ..............................................................           100,000          102,049
   Stevens County Public Corp., PCR, Refunding,
Water Power Co. Project, 6.00%, 12/01/23 ...............................................           300,000          313,224
   Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .........................................           100,000          107,815
   Tacoma Electric Systems Revenue, Refunding,
FGIC Insured, 6.25%, 1/01/15 ...........................................................           200,000          216,694
   Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .................................           300,000          311,505
   Tacoma Refuse Utility Revenue, AMBAC Insured,
 Pre-Refunded, 7.00%, 12/01/19 .........................................................           100,000          116,986
   Tacoma Water Revenue, FGIC Insured, 5.25%, 12/01/16 .................................           100,000          101,902
   University of Washington, Alumni Association,
Lease Revenue, Medical Center Roosevelt II, FSA Insured,
 6.30%, 8/15/14 ........................................................................           500,000          550,835
   Washington State COP, Office Building Project,
 Series A, MBIA Insured, 6.00%, 4/01/12 ................................................           100,000          105,014
   Washington State Health Care Facilities Authority Revenue,
   Multicare Medical Center, FGIC Insured, 5.75%, 8/15/22 ..............................           100,000          103,248
   Swedish Health Services, AMBAC Insured, 5.50%, 11/15/28 .............................           500,000          508,100
   Washington State Higher Education Facilities Authority Revenue,
 Refunding, Pacific Lutheran University Project,
 Connie Lee Insured, 5.70%, 11/01/26 ...................................................           200,000          210,580

   Washington State Housing Finance Commission, GNMA/FNMA Secured,
   Series 1A-1, 6.25%, 6/01/16 .........................................................          $100,000        $ 107,538
   SF Program, Series 1A-3, 6.15%, 12/01/15 ............................................           200,000          213,538
   SF Program, Series 2N, 6.05%, 12/01/16 ..............................................           100,000          105,846
   SF Program, Series 3A, 5.75%, 12/01/28 ..............................................           200,000          205,412
   Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 7/01/22 .......            75,000           81,698
   Washington State Motor Vehicle Fuel Tax, Series D, 6.00%, 9/01/20 ...................           240,000          257,882
   Washington State Public Power Supply System Revenue,
 Nuclear Project No. 1, Refunding, Series B, 5.125%, 7/01/17 ...........................           200,000          197,000
   Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 .................           100,000          107,076
                                                                                                             --------------
   Total Long Term Investments (Cost $9,455,289) .......................................                         10,028,998
                                                                                                             --------------
 a Short Term Investments .9%
   Puerto Rico Commonwealth Government Development Bank,
 Refunding, MBIA Insured, Weekly VRDN and Put, 3.80%,
 12/01/15 (Cost $100,000) ..............................................................                            100,000
                                                                                                             --------------
   Total Investments (Cost $9,555,289) 97.6% ...........................................                         10,128,998
   Other Assets, less Liabilities 2.4% .................................................                            247,161
                                                                                                             --------------
   Net Assets 100.0% ...................................................................                        $10,376,159
                                                                                                             ==============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998 (cont.)

Glossary of Terms:
1915 Act-Improvement Bond Act of 1915
ABAG    -The Association of Bay Area Governments
AD      -Assessment District
AMBAC   -American Municipal Bond Assurance Corp.
CDA     -Community Development Authority/Agency
CFD     -Community Facilities District
CHFCLP  -California Health Facilities Construction Loan Program
COP     -Certificate of Participation
DATES   -Demand Adjustable Tax-Exempt Securities
EDC     -Economic Development Co.
ETM     -Escrow to Maturity
FGIC    -Financial Guaranty Insurance Corp.
FHA     -Federal Housing Authority/Agency
FNMA    -Federal National Mortgage Association
FSA -Financial Security Assistance (Some of the securities shown as FSA Insured were originally insured by Capital Guaranty Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA    -Government National Mortgage Association
GO      -General Obligation
HDA     -Housing Development Authority/Agency
HFA     -Housing Finance Authority/Agency
HMR     -Home Mortgage Revenue
IDB     -Industrial Development Board
IDBR    -Industrial Development Board Revenue
IDR     -Industrial Development Revenue
MBIA    -Municipal Bond Investors Assurance Corp.
MBS     -Mortgage Backed Securities
MFHR    -Multi-Family Housing Revenue
MFMR    -Multi-Family Mortgage Revenue
MFR     -Multi-Family Revenue
PBA     -Public Building Authority
PCFA    -Pollution Control Financing Authority
PCR     -Pollution Control Revenue
PUD     -Public Utility District
RDA     -Redevelopment Agency
SF      -Single Family
SFM     -Single Family Mortgage
SFMR    -Single Family Mortgage Revenue
USD     -Unified School District


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

Statements of Assets and Liabilities
May 31, 1998




                                         Franklin      Franklin      Franklin      Franklin     Franklin
                                         Arkansas     California      Hawaii       Tennessee   Washington
                                         Municipal    High Yield     Municipal     Municipal    Municipal
                                         Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                      -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................  $28,964,222  $430,987,966   $41,918,493   $42,736,665  $ 9,555,289
                                      ===================================================================
  Value .............................   30,112,946   450,728,470    44,363,526    44,909,447   10,128,998
 Cash ...............................      127,743     1,324,358        41,328     1,263,580       52,413
 Receivables:
  Investment securities sold ........       30,000            --            --       600,903           --
  Capital shares sold ...............      152,352     2,834,381        19,158       158,724           --
  Interest ..........................      476,703     8,049,323       911,355       694,439      199,503
  Affiliates ........................       15,732            --            --            --        9,242
                                      -------------------------------------------------------------------
      Total assets ..................   30,915,476   462,936,532    45,335,367    47,627,093   10,390,156
                                      -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...      482,015     8,844,968            --     2,958,932           --
  Capital shares redeemed ...........           --       207,752        48,113         3,000           --
  Affiliates ........................           --       386,920        23,373         1,954           --
  Shareholders ......................       18,758       368,681        69,508        81,272        1,626
 Distributions to shareholders ......       37,521       528,687        51,001        51,413       12,371
 Other liabilities ..................           --        25,835         5,231         4,685           --
                                      -------------------------------------------------------------------
      Total liabilities .............      538,294    10,362,843       197,226     3,101,256       13,997
                                      -------------------------------------------------------------------
       Net assets, at value .........  $30,377,182  $452,573,689   $45,138,141   $44,525,837  $10,376,159
                                      ===================================================================
Net assets consist of:
 Undistributed net investment
 income .............................     $ 43,656           $--     $ 114,350      $ 34,304     $ 33,989
 Accumulated distributions in excess
 of net investment income ...........           --        (6,110)           --            --           --
 Net unrealized appreciation ........    1,148,724    19,740,504     2,445,033     2,172,782      573,709
 Accumulated net realized gain (loss)      (29,535)   (2,280,993)     (545,809)      135,848     (126,686)
 Capital shares .....................   29,214,337   435,120,288    43,124,567    42,182,903    9,895,147
                                      -------------------------------------------------------------------
      Net assets, at value ..........  $30,377,182  $452,573,689   $45,138,141   $44,525,837  $10,376,159
                                      ===================================================================

                                          Franklin      Franklin      Franklin      Franklin     Franklin
                                          Arkansas    California        Hawaii     Tennessee   Washington
                                         Municipal    High Yield     Municipal     Municipal    Municipal
                                         Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                      -------------------------------------------------------------------
Class I:
 Net assets, at value ...............  $30,377,182  $412,210,656   $45,138,141   $44,525,837  $10,376,159
                                      ===================================================================
 Shares outstanding .................    2,763,059    38,697,871     4,043,306     3,949,484      989,775
                                      ===================================================================
 Net asset value per share* .........       $10.99        $10.65        $11.16        $11.27       $10.48
                                      ===================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%)       $11.48        $11.12        $11.66       $11.77       $10.95
                                      ===================================================================
Class II:
 Net assets, at value ...............           --  $ 40,363,033            --            --           --
                                      ===================================================================
 Shares outstanding .................           --     3,780,428            --            --           --
                                      ===================================================================
 Net asset value per share* .........           --        $10.68            --            --           --
                                      ===================================================================
 Maximum offering price per share
 (net asset value per share / 99%) ..           --        $10.79            --            --           --
                                      ===================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Operations
for the year ended May 31, 1998


                                         Franklin      Franklin      Franklin      Franklin     Franklin
                                         Arkansas     California      Hawaii       Tennessee   Washington
                                         Municipal    High Yield     Municipal     Municipal    Municipal
                                         Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                      -------------------------------------------------------------------
Investment income:
 Interest ...........................   $1,164,643   $20,243,392    $2,466,298    $2,007,687     $529,641
                                      -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...........      134,808     1,729,049       269,392       227,268       58,648
 Distribution fees (Note 3)
  Class I ...........................       22,637       310,913        44,292        37,949       10,263
  Class II ..........................           --       150,863            --            --           --
 Transfer agent fees (Note 3) .......        7,015        93,561        17,684        10,574        3,387
 Custodian fees .....................          228         3,726           472           414           97
 Reports to shareholders ............        3,363        43,068         8,058         5,541        1,719
 Registration and filing fees .......        5,693        38,148         1,746         7,128        2,186
 Professional fees ..................        1,575        24,602         2,634         2,863          559
 Other ..............................        2,685        11,157         3,503         4,234        2,334
                                      -------------------------------------------------------------------
      Total expenses ................      178,004     2,405,087       347,781       295,971       79,193
      Expenses waived/paid by affiliate
 (Note 3) ...........................     (156,504)   (1,121,780)     (175,429)     (150,761)     (69,815)
                                      -------------------------------------------------------------------
        Net expenses ................       21,500     1,283,307       172,352       145,210        9,378
                                      -------------------------------------------------------------------
         Net investment income ......    1,143,143    18,960,085     2,293,946     1,862,477      520,263
                                      -------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain (loss) from investments   5,532      (116,948)      246,873       201,405        2,260
Net unrealized appreciation on investments 834,896    15,006,888     1,170,843     1,488,290      345,821
                                      -------------------------------------------------------------------
Net realized and unrealized gain ....      840,428    14,889,940     1,417,716     1,689,695      348,081
                                      -------------------------------------------------------------------
Net increase in net assets resulting
 from operations ....................   $1,983,571   $33,850,025    $3,711,662    $3,552,172     $868,344
                                      ===================================================================


                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended May 31, 1998 and 1997



                                        Franklin Arkansas       Franklin California High            Franklin Hawaii
                                       Municipal Bond Fund        Yield Municipal Fund            Municipal Bond Fund
                                ----------------------------------------------------------------------------------------
                                        1998        1997            1998         1997               1998        1997
                                ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....     $ 1,143,143      $ 588,356    $ 18,960,085   $ 10,701,441     $ 2,293,946   $ 2,197,925
  Net realized gain (loss)
 from investments ..........           5,532          4,094        (116,948)      (119,287)        246,873        51,434
  Net unrealized appreciation
 on investments ............         834,896        272,692      15,006,888      4,691,793       1,170,843       857,481
                                ----------------------------------------------------------------------------------------
    Net increase in net
 assets resulting from
 operations ................       1,983,571        865,142      33,850,025     15,273,947       3,711,662     3,106,840
  Distributions to shareholders
 from:
    Net investment income:
     Class I ...............      (1,144,675)      (580,057)    (17,741,641)   (10,372,492)     (2,307,589)   (2,194,657)
     Class II ..............              --             --      (1,199,464)      (347,490)             --            --
    In excess of net
 investment income:
      Class I ..............              --             --              --        (24,277)             --            --
      Class II .............              --             --              --           (813)             --            --
                                ----------------------------------------------------------------------------------------
  Total distributions to
 shareholders ..............      (1,144,675)      (580,057)    (18,941,105)   (10,745,072)     (2,307,589)   (2,194,657)
  Capital share transactions:
 (Note 2)
    Class I ................      16,397,936      4,689,718     184,852,793     90,671,188       3,731,394       285,742
    Class II ...............              --             --      28,791,162     10,295,368              --            --
                                ----------------------------------------------------------------------------------------
  Total capital share
 transactions ..............      16,397,936      4,689,718     213,643,955    100,966,556       3,731,394       285,742
      Net increase in
 net assets ................      17,236,832      4,974,803     228,552,875    105,495,431       5,135,467     1,197,925
Net assets:
 Beginning of year .........      13,140,350      8,165,547     224,020,814    118,525,383      40,002,674    38,804,749
                                ----------------------------------------------------------------------------------------
 End of year ...............     $30,377,182    $13,140,350    $452,573,689   $224,020,814     $45,138,141   $40,002,674
                                ========================================================================================

Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets
  End of year ..............        $ 43,656       $ 45,188        $ (6,110)     $ (25,090)      $ 114,350     $ 127,993
                                ========================================================================================

                                                      Franklin Tennessee                     Franklin Washington
                                                       Municipal Bond Fund                  Municipal Bond Fund
                                                -------------------------------------------------------------------
                                                    1998                  1997             1998             1997
                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                          $ 1,862,477         $ 1,061,715        $ 520,263         $ 464,255
  Net realized gain (loss) from investments          201,405               (277)            2,260            (4,404)
  Net unrealized appreciation on investments       1,488,290             561,758          345,821           228,610
                                                -------------------------------------------------------------------
      Net increase in net assets resulting
 from operations                                   3,552,172           1,623,196          868,344           688,461
 Distributions to shareholders from net
 investment income                                (1,851,295)         (1,084,118)        (526,988)         (460,520)
 Capital share transactions (Note 2)              16,116,499          12,213,104        1,674,114           414,786
                                                -------------------------------------------------------------------
      Net increase in net assets                  17,817,376          12,752,182        2,015,470           642,727
Net assets:
 Beginning of year                                26,708,461          13,956,279        8,360,689         7,717,962
                                                -------------------------------------------------------------------
 End of year                                     $44,525,837         $26,708,461      $10,376,159        $8,360,689
                                                ===================================================================
Undistributed net investment income included
 in net assets
  End of year                                       $ 34,304            $ 23,122         $ 33,989          $ 40,714
                                                ===================================================================


                               See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of five separate series (the Funds). The Funds and their investment objective are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Franklin California High Yield Municipal Fund offers two classes of shares:
Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


2. SHARES OF BENEFICIAL INTEREST (cont.)

At May 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                                            Franklin Arkansas        Franklin California
                                                           Municipal Bond Fund    High Yield Municipal Fund
                                                       ----------------------------------------------------
                                                           Shares     Amount         Shares       Amount
                                                       ----------------------------------------------------
Class I Shares:
1998
 Shares sold .......................................... 1,545,732  $16,752,477    22,284,623 $234,404,399
 Shares issued in reinvestment of distributions .......    57,600      625,362       663,035    6,974,790
 Shares redeemed ......................................   (90,387)    (979,903)   (5,372,964) (56,526,396)
                                                       --------------------------------------------------
Net increase .......................................... 1,512,945  $16,397,936    17,574,694 $184,852,793
                                                       ==================================================
1997
 Shares sold ..........................................   470,751  $ 4,901,027    11,958,887 $119,678,964
 Shares issues in reinvestment of distributions .......    36,550      380,970       372,489    3,734,093
 Shares redeemed ......................................   (57,166)    (592,279)   (3,267,236) (32,741,869)
                                                       --------------------------------------------------
Net increase ..........................................   450,135  $ 4,689,718     9,064,140 $ 90,671,188
                                                       ==================================================
Class II Shares:
1998
 Shares sold ..........................................                            2,979,250 $ 31,420,783
 Shares issued in reinvestment of distributions .......                               51,598      545,089
 Shares redeemed ......................................                             (300,304)  (3,174,710)
                                                                                 ------------------------
Net increase ..........................................                            2,730,544 $ 28,791,162
                                                                                 ========================
1997
 Shares sold ..........................................                            1,204,172 $ 12,057,953
 Shares issues in reinvestment of distributions .......                               19,594      197,069
 Shares redeemed ......................................                             (195,499)  (1,959,654)
                                                                                 ------------------------
Net increase ..........................................                            1,028,267 $ 10,295,368
                                                                                 ========================

                                                          Franklin Hawaii              Franklin Tennessee
                                                        Municipal Bond Fund            Municipal Bond Fund
                                                       ----------------------------------------------------
                                                     Shares         Amount              Shares       Amount
                                                       ----------------------------------------------------
Class I Shares:
1998
 Shares sold ..........................................   779,362   $8,639,651     1,961,959  $21,692,685
 Shares issued in reinvestment of distributions .......    74,894      830,944       103,474    1,149,741
 Shares redeemed ......................................  (517,067)  (5,739,201)     (609,509)  (6,725,927)
                                                       --------------------------------------------------
Net increase ..........................................   337,189   $3,731,394     1,455,924  $16,116,499
                                                       ==================================================
1997
 Shares sold ..........................................   790,934   $8,525,981     1,355,345  $14,372,546
 Shares issues in reinvestment of distributions .......    80,695      866,517        64,058      680,991
 Shares redeemed ......................................  (847,717)  (9,106,756)     (267,495)  (2,840,433)
                                                       --------------------------------------------------
Net increase ..........................................    23,912    $ 285,742     1,151,908  $12,213,104
                                                       ==================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                                    Franklin Washington
                                                                                    Municipal Bond Fund
                                                                                  ----------------------
                                                                                    Shares       Amount
                                                                                  ----------------------
Class I Shares:
1998

 Shares sold ..........................................                              187,538   $1,946,679
 Shares issued in reinvestment of distributions .......                               35,472      368,307
 Shares redeemed ......................................                              (61,822)    (640,872)
                                                                                   ----------------------
Net increase ..........................................                              161,188   $1,674,114
                                                                                   ======================
1997
 Shares sold ..........................................                              103,811   $1,037,350
 Shares issues in reinvestment of distributions .......                               32,188      322,025
 Shares redeemed ......................................                              (94,809)    (944,589)
                                                                                   ----------------------
Net increase ..........................................                               41,190    $ 414,786
                                                                                   ======================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

Annualized
 Fee Rate  Month-End Net Assets
-------------------------------------------------------------------------------
  0.625%   First $100 million
  0.50% Over $100 million, up to and including $250 million 0.45% In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Funds, through 5/31/98, as noted in the the Statements of Operations.

The Franklin Hawaii Municipal Bond Fund reimburses Distributors up to 0.10% per year of its average daily net assets, the Franklin Arkansas Municipal Bond, Franklin Tennessee Municipal Bond and Franklin Washington Municipal Bond Funds reimburse Distributors up to 0.15% per year of the Funds' average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs in marketing the Funds' shares.



3. TRANSACTIONS WITH AFFILIATES (cont.)



Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                     Franklin    Franklin   Franklin   Franklin   Franklin
                                                     Arkansas   California   Hawaii    Tennessee Washington
                                                     Municipal  High Yield  Municipal  Municipal  Municipal
                                                     Bond Fund Municipal Fund Bond Fund  Bond Fund  Bond Fund
                                                     ------------------------------------------------------

Net commissions received (paid) ..................    $1,553    $(595,523)   $17,991   $27,859      $2,028
Contingent deferred sales charges ................       $--     $  4,213        $--       $--         $--


4. INCOME TAXES

At May 31, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                               Franklin    Franklin    Franklin   Franklin
                                                               Arkansas   California    Hawaii   Washington
                                                               Municipal  High Yield   Municipal  Municipal
                                                               Bond Fund Municipal Fund Bond Fund  Bond Fund
                                                               --------------------------------------------
Capital loss carryovers expiring in: 2003                       $29,535   $1,431,250  $474,475    $ 82,647
                             2004 ..........................         --        4,508    64,421      39,744
                             2005 ..........................         --      390,400        --          --
                             2006 ..........................         --           --        --          --
                                                               --------------------------------------------
                                                                $29,535   $1,826,158  $538,896    $122,391
                                                               ============================================

At May 31, 1998 the Franklin California High Yield Municipal Fund and the Franklin Washington Municipal Bond Fund have deferred capital losses occurring subsequent to October 31, 1997 of $454,835 and $4,295, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 1999.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At May 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                                Franklin     Franklin     Franklin    Franklin    Franklin
                                                Arkansas    California     Hawaii     Tennessee  Washington
                                                Municipal   High Yield    Municipal   Municipal   Municipal
                                                Bond Fund Municipal Fund  Bond Fund   Bond Fund   Bond Fund
                                              -------------------------------------------------------------
Investments at cost  ........................ $28,964,222 $430,987,966 $41,925,406 $42,736,665 $9,555,289
                                              =============================================================
Unrealized appreciation ..................... $ 1,149,708 $ 20,818,236 $ 2,444,351 $ 2,172,782  $ 577,997

Unrealized depreciation .....................        (984)  (1,077,732)     (6,231)         --     (4,288)
                                              -------------------------------------------------------------
Net unrealized appreciation ................. $ 1,148,724 $ 19,740,504 $ 2,438,120 $ 2,172,782  $ 573,709
                                              =============================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 1998 were as follows:

                                                Franklin     Franklin     Franklin    Franklin    Franklin
                                                Arkansas    California     Hawaii     Tennessee  Washington
                                                Municipal   High Yield    Municipal   Municipal   Municipal
                                                Bond Fund Municipal Fund  Bond Fund   Bond Fund   Bond Fund
                                              -------------------------------------------------------------
Purchases ................................... $20,239,957 $334,005,108 $13,578,332 $30,524,425 $2,342,713
Sales ....................................... $ 3,912,189 $123,644,872 $ 9,769,645 $13,831,476  $ 625,619


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


FRANKLIN MUNICIPAL SECURITIES TRUST
Independent Auditor's Report


To the Shareholders and Board of Directors
Of the Franklin Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities of the Funds comprising the Franklin Municipal Securities Trust, including each Fund's statement of investments as of May 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Franklin Municipal Securities Trust as of May 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

June 26, 1998


FRANKLIN MUNICIPAL SECURITIES TRUST
Tax Information

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 1998.



Franklin Municipal Securities Trust
Annual Report
May 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Arkansas Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         43.8%
AA                          10.5%
A                           18.7%
BBB                         27.0%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Arkansas Municipal Bond Fund.

Utilities                   20.5%
Industrial                  15.3%
Hospitals                   11.1%
Education                    8.8%
Housing                      8.4%
General Obligation           7.8%
Sales Tax                    7.1%
Prerefunded                  2.7%
Transportation               2.1%
Other Revenue               16.2%

GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between Franklin Arkansas Municipal Bond Fund's Class I distribution rate of 5.02% and the taxable equivalent rate of 8.94% on 5/31/98.

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Arkansas Municipal Bond Fund's Class I from 6/1/97 to 5/31/98.

June                         4.9 cents
July                         4.9 cents
August                       4.9 cents
September                    4.9 cents
October                      4.9 cents
November                     4.9 cents
December                     4.9 cents
January                      4.9 cents
February                     4.9 cents
March                        4.8 cents
April                        4.8 cents
May                          4.8 cents
Total                       58.5 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Arkansas Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/10/94 to 5/31/98.

-------------------------------------------------------
Date      Franklin Arkansas      Lehman         CPI
              Municipal         Brothers
          Bond Fund-Class I  Municipal Bond
                                  Index
-------------------------------------------------------
 5/10/94 $9,579              $10,000           $10,000
 5/31/94 $9,636        0.59% $10,059   0.05%   $10,005
 6/30/94 $9,550       -0.61% $9,998    0.34%   $10,039
 7/31/94 $9,722        1.83% $10,181   0.27%   $10,066
 8/31/94 $9,741        0.35% $10,216   0.40%   $10,106
 9/30/94 $9,565       -1.47% $10,066   0.27%   $10,133
10/31/94 $9,271       -1.78% $9,887    0.07%   $10,141
11/30/94 $8,978       -1.81% $9,708    0.13%   $10,154
12/31/94 $9,268        2.20% $9,921    0.00%   $10,154
 1/31/95 $9,608        2.86% $10,205   0.40%   $10,194
 2/28/95 $9,930        2.91% $10,502   0.40%   $10,235
 3/31/95 $10,017       1.15% $10,623   0.33%   $10,269
 4/30/95 $10,045       0.12% $10,636   0.33%   $10,303
 5/31/95 $10,322       3.19% $10,975   0.20%   $10,323
 6/30/95 $10,219      -0.87% $10,879   0.20%   $10,344
 7/31/95 $10,268       0.95% $10,983   0.00%   $10,344
 8/31/95 $10,388       1.27% $11,122   0.26%   $10,371
 9/30/95 $10,487       0.63% $11,192   0.20%   $10,392
10/31/95 $10,648       1.45% $11,355   0.33%   $10,426
11/30/95 $10,830       1.66% $11,543  -0.07%   $10,419
12/31/95 $10,952       0.96% $11,654  -0.07%   $10,411
 1/31/96 $11,002       0.76% $11,743   0.59%   $10,473
 2/29/96 $10,907      -0.68% $11,663   0.32%   $10,506
 3/31/96 $10,781      -1.28% $11,513   0.52%   $10,561
 4/30/96 $10,759      -0.28% $11,481   0.39%   $10,602
 5/31/96 $10,800      -0.04% $11,477   0.19%   $10,622
 6/30/96 $10,947       1.09% $11,602   0.06%   $10,629
 7/31/96 $11,042       0.91% $11,707   0.19%   $10,649
 8/31/96 $11,030      -0.02% $11,705   0.19%   $10,669
 9/30/96 $11,211       1.40% $11,869   0.32%   $10,703
10/31/96 $11,351       1.13% $12,003   0.32%   $10,737
11/30/96 $11,534       1.83% $12,223   0.19%   $10,758
12/31/96 $11,489      -0.42% $12,171   0.00%   $10,758
 1/31/97 $11,499       0.19% $12,194   0.32%   $10,792
 2/28/97 $11,619       0.92% $12,307   0.31%   $10,826
 3/31/97 $11,474      -1.33% $12,143   0.25%   $10,853
 4/30/97 $11,584       0.84% $12,245   0.12%   $10,866
 5/31/97 $11,761       1.51% $12,430  -0.06%   $10,859
 6/30/97 $11,883       1.07% $12,563   0.12%   $10,872
 7/31/97 $12,219       2.77% $12,911   0.12%   $10,885
 8/31/97 $12,105      -0.94% $12,789   0.19%   $10,906
 9/30/97 $12,274       1.19% $12,942   0.25%   $10,933
10/31/97 $12,353       0.64% $13,024   0.25%   $10,961
11/30/97 $12,455       0.59% $13,101  -0.06%   $10,954
12/31/97 $12,649       1.46% $13,293  -0.12%   $10,941
 1/31/98 $12,763       1.03% $13,429   0.19%   $10,962
 2/28/98 $12,762       0.03% $13,433   0.19%   $10,983
 3/31/98 $12,795       0.09% $13,446   0.19%   $11,003
 4/30/98 $12,780      -0.45% $13,385   0.18%   $11,023
 5/31/98 $12,9781.55%  1.58% $13,597   0.18%   $11,043

Total    29.78%               35.97%            10.43%
Return
-------------------------------------------------------


GRAPHIC MATERIAL (6)

This chart shows in pie format the credit quality breakdown of the Franklin California Municipal Fund based on total long-term investments as of 5/31/98.

AAA                         12.8%
AA                           5.3%
A                           16.8%
BBB                         45.6%
Below Investment Grade      19.5%

GRAPHIC MATERIAL (7)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin California Municipal Fund.

Transportation                       20.8%
Tax Allocation Bonds                 14.7%
Mello-Roos Bonds                     11.6%
Certificates of Participation         7.5%
Hospitals                             7.3%
Utilities                             7.2%
Housing                               6.8%
Special Assessment Bonds              5.0%
Education                             4.3%
Prerefunded                           3.6%
Marks-Roos Bonds                      2.6%
Industrial Revenue Bonds              1.5%
General Obligation                    1.4%
Health Care                           1.3%
Other Revenue                         4.4%

GRAPHIC MATERIAL (8)

This chart shows in bar format the comparison between Franklin California Municipal Fund's Class I distribution rate of 5.40% and the taxable equivalent rate of 9.86% on 5/31/98.

GRAPHIC MATERIAL (9)

This chart shows the dividend distributions for Franklin California Municipal Fund's Class I from 6/1/97 to 5/31/98.

June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
September                    5.2 cents
October                      5.2 cents
November                     5.2 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
March                        5.0 cents
April                        5.0 cents
May                          5.0 cents
Total                       61.8 cents

GRAPHIC MATERIAL (10)

The following line graph compares the performance of the Franklin California Municipal Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/3/93 to 5/31/98.

------------------------------------------------------
Date      Franklin California      Lehman       CPI
               High Yield         Brothers
         Municipal Fund-Class I   Municipal
                                    Bond
                                    Index
------------------------------------------------------
  5/3/93       $9,579                $10,000       $10,000
 5/31/93       $9,550          0.56% $10,056 0.14% $10,014
 6/30/93       $9,713          1.67% $10,224 0.14% $10,028
 7/31/93       $9,703          0.13% $10,237 0.00% $10,028
 8/31/93       $9,909          2.08% $10,450 0.28% $10,056
 9/30/93      $10,059          1.14% $10,569 0.21% $10,077
10/31/93      $10,092          0.19% $10,589 0.41% $10,119
11/30/93      $10,039         -0.88% $10,496 0.07% $10,126
12/31/93      $10,223          2.11% $10,718 0.00% $10,126
 1/31/94      $10,346          1.14% $10,840 0.27% $10,153
 2/28/94      $10,183         -2.59% $10,559 0.34% $10,187
 3/31/94       $9,726         -4.07% $10,129 0.34% $10,222
 4/30/94       $9,759          0.85% $10,215 0.14% $10,236
 5/31/94       $9,843          0.87% $10,304 0.07% $10,244
 6/30/94       $9,744         -0.61% $10,241 0.34% $10,278
 7/31/94       $9,931          1.83% $10,429 0.27% $10,306
 8/31/94      $10,006          0.35% $10,465 0.40% $10,347
 9/30/94       $9,906         -1.47% $10,312 0.27% $10,375
10/31/94       $9,763         -1.78% $10,128 0.07% $10,383
11/30/94       $9,538         -1.81%  $9,945 0.13% $10,396
12/31/94       $9,604          2.20% $10,163 0.00% $10,396
 1/31/95       $9,892          2.86% $10,454 0.40% $10,438
 2/28/95      $10,181          2.91% $10,758 0.40% $10,479
 3/31/95      $10,397          1.15% $10,882 0.33% $10,514
 4/30/95      $10,453          0.12% $10,895 0.33% $10,549
 5/31/95      $10,736          3.19% $11,243 0.20% $10,570
 6/30/95      $10,631         -0.87% $11,145 0.20% $10,591
 7/31/95      $10,678          0.95% $11,251 0.00% $10,591
 8/31/95      $10,793          1.27% $11,394 0.26% $10,618
 9/30/95      $10,898          0.63% $11,465 0.20% $10,640
10/31/95      $11,069          1.45% $11,632 0.33% $10,675
11/30/95      $11,264          1.66% $11,825-0.07% $10,667
12/31/95      $11,427          0.96% $11,938-0.07% $10,660
 1/31/96      $11,489          0.76% $12,029 0.59% $10,723
 2/29/96      $11,403         -0.68% $11,947 0.32% $10,757
 3/31/96      $11,296         -1.28% $11,794 0.52% $10,813
 4/30/96      $11,279         -0.28% $11,761 0.39% $10,855
 5/31/96      $11,330         -0.04% $11,757 0.19% $10,876
 6/30/96      $11,509          1.09% $11,885 0.06% $10,882
 7/31/96      $11,585          0.91% $11,993 0.19% $10,903
 8/31/96      $11,602         -0.02% $11,990 0.19% $10,924
 9/30/96      $11,792          1.40% $12,158 0.32% $10,959
10/31/96      $11,936          1.13% $12,296 0.32% $10,994
11/30/96      $12,153          1.83% $12,521 0.19% $11,015
12/31/96      $12,131         -0.42% $12,468 0.00% $11,015
 1/31/97      $12,134          0.19% $12,492 0.32% $11,050
 2/28/97      $12,257          0.92% $12,607 0.31% $11,084
 3/31/97      $12,137         -1.33% $12,439 0.25% $11,112
 4/30/97      $12,262          0.84% $12,544 0.12% $11,125
 5/31/97      $12,424          1.51% $12,733-0.06% $11,119
 6/30/97      $12,598          1.07% $12,869 0.12% $11,132
 7/31/97      $12,947          2.77% $13,226 0.12% $11,145
 8/31/97      $12,887         -0.94% $13,101 0.19% $11,166
 9/30/97      $13,127          1.19% $13,257 0.25% $11,194
10/31/97      $13,231          0.64% $13,342 0.25% $11,222
11/30/97      $13,347          0.59% $13,421-0.06% $11,216
12/31/97      $13,553          1.46% $13,617-0.12% $11,202
 1/31/98      $13,670          1.03% $13,757 0.19% $11,223
 2/28/98      $13,685          0.03% $13,761 0.19% $11,245
 3/31/98      $13,685          0.09% $13,774 0.19% $11,266
 4/30/98      $13,672         -0.45% $13,712 0.18% $11,286
 5/31/98      $13,893 1.62%    1.58% $13,928 0.18% $11,307

Total     38.93%                39.28%         13.07%
Return
------------------------------------------------------

GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between Franklin California Municipal Fund's Class II distribution rate of 4.93% and the taxable equivalent rate of 9.00% on 5/31/98.

GRAPHIC MATERIAL (12)

This chart shows the dividend distributions for Franklin California Municipal Fund's Class II from 6/1/97 to 5/31/98.

June                         4.73 cents
July                         4.73 cents
August                       4.73 cents
September                    4.70 cents
October                      4.70 cents
November                     4.70 cents
December                     4.70 cents
January                      4.97 cents
February                     4.97 cents
March                        4.77 cents
April                        4.43 cents
May                          4.43 cents
Total                       56.56 cents

GRAPHIC MATERIAL (13)

The following line graph compares the performance of the Franklin California Municipal Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/96 to 5/31/98.

-----------------------------------------------------------------
Date       Franklin California    Lehman Brothers       CPI
               High Yield          Municipal Bond
         Municipal Fund-Class II       Index
-----------------------------------------------------------------
  5/1/96 $9,899                  $10,000              $10,000
 5/31/96 $9,937           -0.04%  $9,996      0.19%   $10,019
 6/28/96 $10,080           1.09% $10,105      0.06%   $10,025
 7/31/96 $10,152           0.91% $10,197      0.19%   $10,044
 8/30/96 $10,153          -0.02% $10,195      0.19%   $10,063
 9/30/96 $10,316           1.40% $10,338      0.32%   $10,095
10/31/96 $10,436           1.13% $10,454      0.32%   $10,128
11/29/96 $10,620           1.83% $10,646      0.19%   $10,147
12/31/96 $10,606          -0.42% $10,601      0.00%   $10,147
 1/31/97 $10,601           0.19% $10,621      0.32%   $10,179
 2/28/97 $10,701           0.92% $10,719      0.31%   $10,211
 3/31/97 $10,601          -1.33% $10,576      0.25%   $10,236
 4/30/97 $10,694           0.84% $10,665      0.12%   $10,249
 5/31/97 $10,841           1.51% $10,826     -0.06%   $10,243
 6/30/97 $10,977           1.07% $10,942      0.12%   $10,255
 7/31/97 $11,287           2.77% $11,245      0.12%   $10,267
 8/31/97 $11,230          -0.94% $11,139      0.19%   $10,287
 9/30/97 $11,433           1.19% $11,272      0.25%   $10,312
10/31/97 $11,518           0.64% $11,344      0.25%   $10,338
11/30/97 $11,624           0.59% $11,411     -0.06%   $10,332
12/31/97 $11,786           1.46% $11,578     -0.12%   $10,320
 1/31/98 $11,896           1.03% $11,697      0.19%   $10,339
 2/28/98 $11,896           0.03% $11,700      0.19%   $10,359
 3/31/98 $11,893           0.09% $11,711      0.19%   $10,379
 4/30/98 $11,875          -0.45% $11,658      0.18%   $10,397
 5/31/98 $12,072  1.65%    1.58% $11,842      0.18%   $10,416

Total     20.72%                   18.42%                  4.16%
Return
-----------------------------------------------------------------


GRAPHIC MATERIAL (14)

This chart shows in pie format the credit quality breakdown of the Franklin Hawaii Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         44.7%
AA                          16.5%
A                           22.1%
BBB                         16.7%

GRAPHIC MATERIAL (15)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Hawaii Municipal Bond Fund.

Hospitals                            24.9%
Utilities                            22.6%
Transportation                       18.5%
Prerefunded                          11.4%
Housing                               9.5%
General Obligation                    7.7%
Industrial                            1.0%
Other Revenue                         4.4%

GRAPHIC MATERIAL (16)

This chart shows in bar format the comparison between Franklin Hawaii Municipal Bond Fund's Class I distribution rate of 5.04% and the taxable equivalent rate of 9.27% on 5/31/98.

GRAPHIC MATERIAL (17)

This chart shows the dividend distributions for Franklin Hawaii Municipal Bond Fund from 6/1/97 to 5/31/98.

June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
September                    5.0 cents
October                      5.0 cents
November                     5.0 cents
December                     5.0 cents
January                      5.0 cents
February                     5.0 cents
March                        4.9 cents
April                        4.9 cents
May                          4.9 cents
Total                       59.7 cents

GRAPHIC MATERIAL (18)

The following line graph compares the performance of the Franklin Hawaii Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 2/26/92 to 5/31/98.

--------------------------------------------------------------------------------
Date     Franklin Hawaii Municipal Bond        Lehman Brothers          CPI
                  Fund-Class I                    Municipal
                                                  Bond Index
--------------------------------------------------------------------------------
     2/26/92    $9,579                   $10,000                     $10,000
     2/29/92    $9,579            0.00%  $10,000         0.04%       $10,004
     3/31/92    $9,579            0.04%  $10,004         0.51%       $10,055
     4/30/92    $9,684            0.89%  $10,093         0.14%       $10,069
     5/31/92    $9,804            1.18%  $10,212         0.14%       $10,083
     6/30/92    $9,924            1.68%  $10,384         0.36%       $10,119
     7/31/92    $10,326           3.00%  $10,696         0.21%       $10,140
     8/31/92    $10,166          -0.98%  $10,591         0.28%       $10,169
     9/30/92    $10,171           0.65%  $10,660         0.28%       $10,197
    10/31/92    $10,008          -0.98%  $10,555         0.35%       $10,233
    11/30/92    $10,280           1.79%  $10,744         0.14%       $10,247
    12/31/92    $10,453           1.02%  $10,854        -0.07%       $10,240
     1/31/93    $10,596           1.16%  $10,980         0.49%       $10,290
     2/28/93    $10,940           3.62%  $11,377         0.35%       $10,326
     3/31/93    $10,923          -1.06%  $11,256         0.35%       $10,363
     4/30/93    $10,996           1.01%  $11,370         0.28%       $10,392
     5/31/93    $11,058           0.56%  $11,434         0.14%       $10,406
     6/30/93    $11,273           1.67%  $11,625         0.14%       $10,421
     7/31/93    $11,293           0.13%  $11,640         0.00%       $10,421
     8/31/93    $11,531           2.08%  $11,882         0.28%       $10,450
     9/30/93    $11,718           1.14%  $12,017         0.21%       $10,472
    10/31/93    $11,760           0.19%  $12,040         0.41%       $10,515
    11/30/93    $11,603          -0.88%  $11,934         0.07%       $10,522
    12/31/93    $11,897           2.11%  $12,186         0.00%       $10,522
     1/31/94    $12,035           1.14%  $12,325         0.27%       $10,550
     2/28/94    $11,674          -2.59%  $12,006         0.34%       $10,586
     3/31/94    $11,011          -4.07%  $11,517         0.34%       $10,622
     4/30/94    $11,086           0.85%  $11,615         0.14%       $10,637
     5/31/94    $11,205           0.87%  $11,716         0.07%       $10,645
     6/30/94    $11,128          -0.61%  $11,645         0.34%       $10,681
     7/31/94    $11,346           1.83%  $11,858         0.27%       $10,710
     8/31/94    $11,390           0.35%  $11,899         0.40%       $10,753
     9/30/94    $11,192          -1.47%  $11,724         0.27%       $10,782
    10/31/94    $10,882          -1.78%  $11,516         0.07%       $10,789
    11/30/94    $10,629          -1.81%  $11,307         0.13%       $10,803
    12/31/94    $10,930           2.20%  $11,556         0.00%       $10,803
     1/31/95    $11,278           2.86%  $11,886         0.40%       $10,846
     2/28/95    $11,672           2.91%  $12,232         0.40%       $10,890
     3/31/95    $11,785           1.15%  $12,373         0.33%       $10,926
     4/30/95    $11,830           0.12%  $12,388         0.33%       $10,962
     5/31/95    $12,241           3.19%  $12,783         0.20%       $10,984
     6/30/95    $12,069          -0.87%  $12,672         0.20%       $11,006
     7/31/95    $12,196           0.95%  $12,792         0.00%       $11,006
     8/31/95    $12,336           1.27%  $12,955         0.26%       $11,034
     9/30/95    $12,405           0.63%  $13,036         0.20%       $11,056
    10/31/95    $12,593           1.45%  $13,225         0.33%       $11,093
    11/30/95    $12,840           1.66%  $13,445        -0.07%       $11,085
    12/31/95    $13,030           0.96%  $13,574        -0.07%       $11,077
     1/31/96    $13,089           0.76%  $13,677         0.59%       $11,143
     2/29/96    $12,982          -0.68%  $13,584         0.32%       $11,178
     3/31/96    $12,838          -1.28%  $13,410         0.52%       $11,236
     4/30/96    $12,802          -0.28%  $13,373         0.39%       $11,280
     5/31/96    $12,789          -0.04%  $13,367         0.19%       $11,302
     6/30/96    $12,948           1.09%  $13,513         0.06%       $11,308
     7/31/96    $13,070           0.91%  $13,636         0.19%       $11,330
     8/31/96    $13,106          -0.02%  $13,633         0.19%       $11,351
     9/30/96    $13,291           1.40%  $13,824         0.32%       $11,388
    10/31/96    $13,440           1.13%  $13,980         0.32%       $11,424
    11/30/96    $13,651           1.83%  $14,236         0.19%       $11,446
    12/31/96    $13,614          -0.42%  $14,176         0.00%       $11,446
     1/31/97    $13,614           0.19%  $14,203         0.32%       $11,483
     2/28/97    $13,727           0.92%  $14,334         0.31%       $11,518
     3/31/97    $13,536          -1.33%  $14,143         0.25%       $11,547
     4/30/97    $13,664           0.84%  $14,262         0.12%       $11,561
     5/31/97    $13,843           1.51%  $14,477        -0.06%       $11,554
     6/30/97    $14,009           1.07%  $14,632         0.12%       $11,568
     7/31/97    $14,345           2.77%  $15,038         0.12%       $11,582
     8/31/97    $14,267          -0.94%  $14,896         0.19%       $11,604
     9/30/97    $14,436           1.19%  $15,074         0.25%       $11,633
    10/31/97    $14,502           0.64%  $15,170         0.25%       $11,662
    11/30/97    $14,633           0.59%  $15,260        -0.06%       $11,655
    12/31/97    $14,818           1.46%  $15,482        -0.12%       $11,641
     1/31/98    $14,950           1.03%  $15,642         0.19%       $11,663
     2/28/98    $14,963           0.03%  $15,647         0.19%       $11,685
     3/31/98    $14,975           0.09%  $15,661         0.19%       $11,707
     4/30/98    $14,893          -0.45%  $15,590         0.18%       $11,728
     5/31/98    $15,107 1.44%     1.58%  $15,836         0.18%       $11,749

Total Return     51.07%                                 58.36%            17.49%
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (19)

This chart shows in pie format the credit quality breakdown of the Franklin Tennessee Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         56.5%
AA                          28.1%
A                            7.1%
BBB                          8.3%

GRAPHIC MATERIAL (20)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Tennessee Municipal Bond Fund.

Utilities                            23.2%
Hospitals                            15.6%
Housing                              14.0%
General Obligation                   13.2%
Industrial                            9.8%
Education                             6.4%
Prerefunded                           4.2%
Transportation                        3.9%
Certificates of Participation         2.8%
Other Revenue                         6.9%

GRAPHIC MATERIAL (21)

This chart shows in bar format the comparison between Franklin Tennessee Municipal Bond Fund's distribution rate of 4.79% and the taxable equivalent rate of 8.44% on 5/31/98.

GRAPHIC MATERIAL (22)

This chart shows the dividend distributions for Franklin Tennessee Municipal Bond Fund from 6/1/97 to 5/31/98.

June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
September                    4.7 cents
October                      4.7 cents
November                     4.7 cents
December                     4.7 cents
January                      4.7 cents
February                     4.7 cents
March                        4.7 cents
April                        4.7 cents
May                          4.7 cents
Total                       57.3 cents

GRAPHIC MATERIAL (23)

The following line graph compares the performance of the Franklin Tennessee Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 6/1/97 to 5/31/98.

--------------------------------------------------------------------
Date          Franklin Tennessee      Lehman Brothers      CPI
                Municipal Bond        Municipal Bond
                 Fund-Class I              Index
--------------------------------------------------------------------
  5/10/94  $9,579                    $10,000                $10,000
  5/31/94  $9,693              0.59% $10,059     0.05%      $10,005
  6/30/94  $9,579             -0.61%  $9,998     0.34%      $10,039
  7/31/94  $9,799              1.83% $10,181     0.27%      $10,066
  8/31/94  $9,818              0.35% $10,216     0.40%      $10,106
  9/30/94  $9,644             -1.47% $10,066     0.27%      $10,133
 10/31/94  $9,381             -1.78%  $9,887     0.07%      $10,141
 11/30/94  $9,148             -1.81%  $9,708     0.13%      $10,154
 12/31/94  $9,448              2.20%  $9,921     0.00%      $10,154
  1/31/95  $9,799              2.86% $10,205     0.40%      $10,194
  2/28/95  $10,103             2.91% $10,502     0.40%      $10,235
  3/31/95  $10,201             1.15% $10,623     0.33%      $10,269
  4/30/95  $10,219             0.12% $10,636     0.33%      $10,303
  5/31/95  $10,537             3.19% $10,975     0.20%      $10,323
  6/30/95  $10,436            -0.87% $10,879     0.20%      $10,344
  7/31/95  $10,485             0.95% $10,983     0.00%      $10,344
  8/31/95  $10,637             1.27% $11,122     0.26%      $10,371
  9/30/95  $10,706             0.63% $11,192     0.20%      $10,392
 10/31/95  $10,858             1.45% $11,355     0.33%      $10,426
 11/30/95  $11,063             1.66% $11,543    -0.07%      $10,419
 12/31/95  $11,187             0.96% $11,654    -0.07%      $10,411
  1/31/96  $11,250             0.76% $11,743     0.59%      $10,473
  2/29/96  $11,135            -0.68% $11,663     0.32%      $10,506
  3/31/96  $11,010            -1.28% $11,513     0.52%      $10,561
  4/30/96  $10,989            -0.28% $11,481     0.39%      $10,602
  5/31/96  $11,010            -0.04% $11,477     0.19%      $10,622
  6/30/96  $11,148             1.09% $11,602     0.06%      $10,629
  7/31/96  $11,254             0.91% $11,707     0.19%      $10,649
  8/31/96  $11,264            -0.02% $11,705     0.19%      $10,669
  9/30/96  $11,458             1.40% $11,869     0.32%      $10,703
 10/31/96  $11,577             1.13% $12,003     0.32%      $10,737
 11/30/96  $11,783             1.83% $12,223     0.19%      $10,758
 12/31/96  $11,729            -0.42% $12,171     0.00%      $10,758
  1/31/97  $11,740             0.19% $12,194     0.32%      $10,792
  2/28/97  $11,860             0.92% $12,307     0.31%      $10,826
  3/31/97  $11,705            -1.33% $12,143     0.25%      $10,853
  4/30/97  $11,817             0.84% $12,245     0.12%      $10,866
  5/31/97  $11,995             1.51% $12,430    -0.06%      $10,859
  6/30/97  $12,129             1.07% $12,563     0.12%      $10,872
  7/31/97  $12,512             2.77% $12,911     0.12%      $10,885
  8/31/97  $12,365            -0.94% $12,789     0.19%      $10,906
  9/30/97  $12,543             1.19% $12,942     0.25%      $10,933
 10/31/97  $12,620             0.64% $13,024     0.25%      $10,961
 11/30/97  $12,754             0.59% $13,101    -0.06%      $10,954
 12/31/97  $12,981             1.46% $13,293    -0.12%      $10,941
  1/31/98  $13,116             1.03% $13,429     0.19%      $10,962
  2/28/98  $13,112             0.03% $13,433     0.19%      $10,983
  3/31/98  $13,120             0.09% $13,446     0.19%      $11,003
  4/30/98  $13,058            -0.45% $13,385     0.18%      $11,023
  5/31/98  $13,289    1.77%    1.58% $13,597     0.18%      $11,043

Total        32.89%                    35.97%                10.43%
Return
--------------------------------------------------------------------


GRAPHIC MATERIAL (24)

This chart shows in pie format the credit quality breakdown of the Franklin Washington Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         52.4%
AA                          27.3%
A                            5.2%
BBB                         15.1%

GRAPHIC MATERIAL (25)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Washington Municipal Bond Fund.

Utilities                            29.7%
General Obligation                   19.5%
Housing                              14.2%
Industrial                           12.0%
Education                            11.9%
Hospitals                             6.1%
Prerefunded                           3.5%
Transportation                        2.1%
Certificates of Participation         1.0%


GRAPHIC MATERIAL (26)

This chart shows in bar format the comparison between Franklin Washington Municipal Bond Fund's distribution rate of 5.37% and the taxable equivalent rate of 8.89% on 5/31/98.

GRAPHIC MATERIAL (27)

This chart shows the dividend distributions for Franklin Washington Municipal Bond Fund from 6/1/97 to 5/31/98.

June                         4.8 cents
July                         4.9 cents
August                       4.9 cents
September                    4.9 cents
October                      4.9 cents
November                     4.9 cents
December                     4.9 cents
January                      4.9 cents
February                     4.9 cents
March                        4.9 cents
April                        4.9 cents
May                          4.9 cents
Total                       58.7 cents

GRAPHIC MATERIAL (28)

The following line graph compares the performance of the Franklin Washington Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 5/31/98.

-----------------------------------------------------------------------------
Date           Franklin Washington          Lehman Brothers         CPI
              Municipal Bond Fund-          Municipal Bond
                     Class I                     Index
-----------------------------------------------------------------------------
   5/3/93  $9,579                        $10,000                     $10,000
  5/31/93  $9,569                 0.56%  $10,056          0.14%      $10,014
  6/30/93  $9,770                 1.67%  $10,224          0.14%      $10,028
  7/31/93  $9,761                 0.13%  $10,237          0.00%      $10,028
  8/31/93  $9,968                 2.08%  $10,450          0.28%      $10,056
  9/30/93 $10,098                 1.14%  $10,569          0.21%      $10,077
 10/31/93 $10,172                 0.19%  $10,589          0.41%      $10,119
 11/30/93  $9,974                -0.88%  $10,496          0.07%      $10,126
 12/31/93 $10,237                 2.11%  $10,718          0.00%      $10,126
  1/31/94 $10,361                 1.14%  $10,840          0.27%      $10,153
  2/28/94 $10,061                -2.59%  $10,559          0.34%      $10,187
  3/31/94  $9,373                -4.07%  $10,129          0.34%      $10,222
  4/30/94  $9,448                 0.85%  $10,215          0.14%      $10,236
  5/31/94  $9,584                 0.87%  $10,304          0.07%      $10,244
  6/30/94  $9,489                -0.61%  $10,241          0.34%      $10,278
  7/31/94  $9,748                 1.83%  $10,429          0.27%      $10,306
  8/31/94  $9,764                 0.35%  $10,465          0.40%      $10,347
  9/30/94  $9,527                -1.47%  $10,312          0.27%      $10,375
 10/31/94  $9,287                -1.78%  $10,128          0.07%      $10,383
 11/30/94  $9,049                -1.81%   $9,945          0.13%      $10,396
 12/31/94  $9,304                 2.20%  $10,163          0.00%      $10,396
  1/31/95  $9,666                 2.86%  $10,454          0.40%      $10,438
  2/28/95 $10,008                 2.91%  $10,758          0.40%      $10,479
  3/31/95 $10,132                 1.15%  $10,882          0.33%      $10,514
  4/30/95 $10,129                 0.12%  $10,895          0.33%      $10,549
  5/31/95 $10,552                 3.19%  $11,243          0.20%      $10,570
  6/30/95 $10,400                -0.87%  $11,145          0.20%      $10,591
  7/31/95 $10,462                 0.95%  $11,251          0.00%      $10,591
  8/31/95 $10,633                 1.27%  $11,394          0.26%      $10,618
  9/30/95 $10,718                 0.63%  $11,465          0.20%      $10,640
 10/31/95 $10,922                 1.45%  $11,632          0.33%      $10,675
 11/30/95 $11,150                 1.66%  $11,825         -0.07%      $10,667
 12/31/95 $11,302                 0.96%  $11,938         -0.07%      $10,660
  1/31/96 $11,344                 0.76%  $12,029          0.59%      $10,723
  2/29/96 $11,253                -0.68%  $11,947          0.32%      $10,757
  3/31/96 $11,106                -1.28%  $11,794          0.52%      $10,813
  4/30/96 $11,070                -0.28%  $11,761          0.39%      $10,855
  5/31/96 $11,067                -0.04%  $11,757          0.19%      $10,876
  6/30/96 $11,224                 1.09%  $11,885          0.06%      $10,882
  7/31/96 $11,313                 0.91%  $11,993          0.19%      $10,903
  8/31/96 $11,332                -0.02%  $11,990          0.19%      $10,924
  9/30/96 $11,525                 1.40%  $12,158          0.32%      $10,959
 10/31/96 $11,650                 1.13%  $12,296          0.32%      $10,994
 11/30/96 $11,845                 1.83%  $12,521          0.19%      $11,015
 12/31/96 $11,808                -0.42%  $12,468          0.00%      $11,015
  1/31/97 $11,805                 0.19%  $12,492          0.32%      $11,050
  2/28/97 $11,920                 0.92%  $12,607          0.31%      $11,084
  3/31/97 $11,776                -1.33%  $12,439          0.25%      $11,112
  4/30/97 $11,904                 0.84%  $12,544          0.12%      $11,125
  5/31/97 $12,069                 1.51%  $12,733         -0.06%      $11,119
  6/30/97 $12,209                 1.07%  $12,869          0.12%      $11,132
  7/31/97 $12,533                 2.77%  $13,226          0.12%      $11,145
  8/31/97 $12,435                -0.94%  $13,101          0.19%      $11,166
  9/30/97 $12,579                 1.19%  $13,257          0.25%      $11,194
 10/31/97 $12,652                 0.64%  $13,342          0.25%      $11,222
 11/30/97 $12,749                 0.59%  $13,421         -0.06%      $11,216
 12/31/97 $12,944                 1.46%  $13,617         -0.12%      $11,202
  1/31/98 $13,042                 1.03%  $13,757          0.19%      $11,223
  2/28/98 $13,053                 0.03%  $13,761          0.19%      $11,245
  3/31/98 $13,101                 0.09%  $13,774          0.19%      $11,266
  4/30/98 $13,075                -0.45%  $13,712          0.18%      $11,286
  5/31/98 $13,263   1.44%         1.58%  $13,928          0.18%      $11,307

Total       32.63%                          39.28%                    13.07%
Return
-----------------------------------------------------------------------------

SEMI ANNUAL REPORT




November 30, 1998



FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN ARKANSAS MUNICIPAL BOND FUND
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN HAWAII MUNICIPAL BOND FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND
FRANKLIN WASHINGTON MUNICIPAL BOND FUND




[LOGO]FRANKLIN TEMPLETON


[LOGO] FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices.

We appreciate your past support and look forward to serving your investment needs in the years ahead.


                                                                       [PICTURE]

                                             CHARLES B. JOHNSON (right)
                                             Chairman
                                             Franklin Municipal Securities Trust

                                             THOMAS J. KENNY (left)
                                             Director
                                             Franklin Municipal
                                             Bond Department

CONTENTS

Shareholder Letter ............................................    1

Special Update: A Word About Municipal  Bond Insurance ........    5

Fund Reports

 Franklin Arkansas Municipal Bond Fund ........................    7

 Franklin California High Yield Municipal Fund ................   12

 Franklin Hawaii Municipal Bond Fund ..........................   18

 Franklin Tennessee Municipal Bond Fund .......................   24

 Franklin Washington Municipal Bond Fund ......................   30

Municipal Bond Ratings ........................................   36

Financial Highlights & Statement of Investments ...............   39

Financial Statements ..........................................   63

Notes to Financial Statements .................................   69

FUND CATEGORY
[PYRAMID]

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Municipal Securities Trust's semiannual report for the period ended November 30, 1998.


A TALE OF TWO ECONOMIES

During the six months under review, the U.S. economy began to appear like a tale of two economies -- a healthy and expanding domestic sector contrasted with a fragile and ailing export-oriented sector. Despite momentary dips in many economic indicators, the gross domestic product grew at a 3.9% annualized rate in the third quarter of 1998, masking much of the underlying divergence. Consumer spending remained robust and the housing market regained its momentum, after ebbing slightly in August and September. Consumer confidence rose in November, after tumbling in October, signaling that consumers remained guardedly optimistic about the economy, the stock market and their jobs. Housing starts, which fell 2.6% in September, rose an unexpectedly strong 7.3% in October, the biggest gain in 13 months. At the same time, existing home sales also showed surprising strength, registering 2.1% growth for the month. Retail sales bounced back in October as well, increasing a respectable 1.0%, compared with September's 0.3% feeble increase.

Meanwhile, exports were hit hard by the emerging market turmoil that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. The National Association of Purchasing Managers Index in

November indicated that manufacturing activity declined for the fourth time in the past six months. Durable goods orders, which include orders for cars, appliances and other heavy machinery, fell 2.2% in October, the first decrease in five months. The third quarter trade deficit, $44.5 billion, was the largest on record, and the trade deficit for the first nine months of 1998, $123 billion, was 50.5% above 1997's imbalance.

Because of the problems in the world markets, many financial institutions curtailed their lending, creating a "credit crunch." Beginning with the Russian debt crisis and culminating with the emergency bailout of a major hedge fund, capital worldwide became less available, adversely affecting many companies.

Taking note of these factors, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, starting in late September, cut the federal funds target rate three times by 0.25%, to 4.75%, in an effort to stimulate growth. The Fed's moves were aimed at providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks.

The bond and stock markets reacted to the Fed's loosening of monetary policy in two opposite ways. After the 30-year U.S. Treasury bond reached a record-low yield of 4.70% on October 5, 1998, the U.S. bond market quickly lost ground as investors became less enthusiastic about committing capital to fixed-income markets. On November 30, 1998, the yield on the 30-year Treasury bond stood at 5.08%, 0.38% higher than the yield on October 5, 1998. The stock market was a different story. After losing more than 20% of their value in the third quarter correction, many stocks rebounded strongly. On November 23, 1998, the Dow Jones(R) Industrial Average reached an all-time high of 9374.27, with many other indices registering record highs as well.

As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 96% of the yield on a 30-year Treasury bond. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 8.36% versus 5.08% for the Treasury bond.(1)

"While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind."


STAYING ON COURSE

In times like these, it's easy to understand why people can become emotional about their investments. That's why we believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.(2) Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

An important component of a long-term approach is setting up a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment

1. Source: Bloomberg.

2. Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index - Lehman Brothers; for stock measured by the S&P 500 Index
- Standard & Poor's(R).

success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and relatively low price volatility. The outlook for the municipal bond market should remain positive, given the relatively stable U.S. economy, low inflation environment, budget surplus, strong dollar, and the economic and market uncertainty facing many of the world's regions. Municipal bond funds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolio.


As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
----------------------
Charles B. Johnson
Chairman
Franklin Municipal Securities Trust




/s/ Thomas J. Kenny
----------------------

Thomas J. Kenny
Director
Franklin Municipal Bond Department

A WORD ABOUT MUNICIPAL BOND INSURANCE

                                                                [SPECIAL UPDATE]


Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers - MBIA, AMBAC, FGIC and FSA - their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. At the end of 1997, the four primary municipal bond insurers comprised more than 99% of the market, with MBIA controlling the largest share, 42.1%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. For the first nine months of 1998, municipal bond insurers covered 51.6% of the new-issue municipal bond market, involving 4,268 new issues valued at $110 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it usually improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, triple-A rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

INSURERS AS A % OF MARKET SHARE*
12/31/97


MBIA .................. 42.1%
AMBAC ................. 23.9%
FGIC .................. 18.9%
FSA ................... 14.5%
Other .................  0.6%

*Source: The Bond Buyer, 1998



Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.


INSURED MUNICIPAL BOND ISSUES*
As a % of muni bond market


1993 ......................  37.0%
1994 ......................  37.0%
1995 ......................  43.0%
1996 ......................  46.0%
1997 ......................  49.0%
1998** ....................  51.6%


*Source: Fitch IBCA.
**Through 9/30/98.

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

CREDIT QUALITY BREAKDOWN
Franklin Arkansas Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98
[PIE CHART]

AAA ............... 44.6%
AA ................  7.1%
A ................. 18.5%
BBB ............... 29.8%

*Quality breakdown may include internal
ratings for bonds not rated by a
national rating agency.


Your Fund's Goal: Franklin Arkansas Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.(1)


STATE UPDATE

Arkansas began the six-month period under review on a positive note, buoyed by steady employment growth and continuing diversification of its economic base. The modest expansion maintained its momentum throughout the reporting period, even as job growth began to slow, partly due to a lack of available labor. The large number of jobs created in the services and construction industries more than made up for the losses in manufacturing, resulting in an unemployment rate below the national average. Resource-related industries, the largest being poultry processing, contributed significantly to the state's economy while construction remained the state's fastest-growing industry.(2)


Sound fiscal discipline and strong fundamentals underscored Arkansas' slow but steady economy during the reporting period.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Moody's Investors Service, 5/19/98. This does not indicate ratings of the fund.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

DIVIDEND DISTRIBUTIONS*
Franklin Arkansas
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                                            DIVIDEND
          MONTH                            PER SHARE
          -----                            ---------
          June                              4.8 cents

          July                              4.8 cents

          August                            4.8 cents

          September                         4.8 cents

          October                           4.8 cents

          November                          4.8 cents

          TOTAL                             28.8 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


The Revenue Stabilization Act (the Act) explicitly prohibits deficit spending, and made the state's low per-capita debt ratios the envy of much of the nation, at $156 versus the national median of $422. Furthermore, voters must approve all general obligation debt. As a result, the state needed only a small percentage of its revenues to service general obligation debt. Net general revenues, meanwhile, continued to climb. Through March 1998, net general revenue grew at a 6.7% annual rate, eclipsing the 4.2% rate set one year earlier. Responsible borrowing practices, as mandated by the Act, also had a beneficial impact on the outlook of Arkansas debt, characterized as "stable," and rated Aa3 by Moody's and AA by Standard & Poor's, two national credit rating agencies.(2)

WHAT IS THE ARKANSAS REVENUE STABILIZATION ACT?

The Arkansas Revenue Stabilization Act prohibits state spending from exceeding revenues in any fiscal year. State expenditures are not allowed until sufficient revenues to fund them have been collected. This Act also requires that the state Assembly create three levels of spending priority. Under this system, medium-, and then low-priority, spending items are funded, only after all high-priority items have been fully supported by existing state income. By prohibiting deficit spending, this Act ensures Arkansas will have a balanced budget.

PORTFOLIO NOTES

During the reporting period, assets in Franklin Arkansas Municipal Bond Fund grew from approximately $30 million in May 1998 to more than $39 million on November 30, 1998, partially owing to the fund's positive performance. Municipal bond supply in Arkansas was relatively robust in 1998, in stark contrast to the sparse supply of new-issue debt during 1997. Our investment strategy remained constant, as we sought well-structured bonds across all sectors. As a result of this strategy, our holdings of AAA-rated bonds increased, from 43.8% of the portfolio on May 31, 1998, to 44.6% at the end of the reporting period. Some recently purchased bonds in the portfolio included Pulaski County Health Facilities Board (Catholic Health Initiatives); Pine Bluff Environmental Improvement (International Paper Co.); Little Rock Capital Improvement bonds and Pulaski County Public Facilities Board.

Going forward, we believe that Arkansas municipal bonds will continue to be attractive investments. We expect a relatively healthy level of new-issue supply in 1999. Investor demand should remain strong, maintaining yields below the national average. The fund will continue to look for bonds at a slight discount that provide good call protection while paying high current income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PORTFOLIO BREAKDOWN
Franklin Arkansas
Municipal Bond Fund
11/30/98

                                       % OF TOTAL
                                         LONG-TERM
          SECTOR                       INVESTMENTS
          ------                       -----------
          Utilities                        21.1%

          Industrial                       18.4%

          Other Revenue                    13.7%

          Housing                          13.2%

          Hospitals                         7.7%

          Education                         7.1%

          General Obligation                7.1%

          Sales Tax                         6.3%

          Prerefunded                       2.4%

          Transportation                    1.9%

          Health Care                       1.1%

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

CLASS I:

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.84%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE        11/30/98  5/31/98
-------                         ------        --------  -------
Net Asset Value                 +$0.06         $11.05   $10.99

                                DISTRIBUTIONS
                                -------------
Dividend Income                  $0.288

Past performance is not predictive of future results.

PERFORMANCE

                                                                      SINCE
                                                                     INCEPTION
CLASS I                                        1-YEAR     3-YEAR     (5/10/94)
-------                                        ------     ------     ---------
Cumulative Total Return(1)                      +7.57%     +23.67%    +40.04%
Average Annual Total Return(2)                  +3.00%     + 5.79%    + 6.65%

Distribution Rate(3)                                         4.99%
Taxable Equivalent Distribution Rate(4)                      8.88%
30-Day Standardized Yield(5)                                 4.53%
Taxable Equivalent Yield(4)                                  8.06%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.54 on November 30, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.



Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)


STATE UPDATE

During the six months under review, California's economy, while moderating slightly from the previous year's period, remained strong. The state's employment and personal income growth outpaced the national average. The economic recovery also enabled the state to return to a more favorable financial position and erase its accumulated deficit. However, California's reliance on trade with troubled Asian countries negatively affected its export sector, accounting for the lion's share of the economic moderation. For the first half of 1998, exports to the region were down approximately 15% from the first six months of 1997.(2)


CREDIT QUALITY BREAKDOWN
Franklin California High Yield
Municipal Fund
Based on Total Long-Term Investments*
11/30/98


BBB ..................  41.5%
BB ...................  21.3%
A ....................  17.3%
AAA ..................  15.6%
AA ...................   4.3%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

(2). Source: Fitch IBCA, State of California, October 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 44 of this report.

PORTFOLIO BREAKDOWN
Franklin California High Yield
Municipal Fund
11/30/98

                                                % OF TOTAL
                                                LONG-TERM
          SECTOR                                INVESTMENTS
          ------                                -----------
          Tax Allocation                           17.4%

          Transportation                           16.9%

          Mello-Roos                               13.2%

          Hospitals                                 8.8%

          Utilities                                 7.8%

          Special Assessment                        6.5%

          Certificates of
          Participation                             6.1%

          Prerefunded                               5.0%

          Housing                                   4.2%

          Education                                 4.1%

          Other Revenue                             4.0%

          Marks-Roos                                2.1%

          Health Care                               1.7%

          General Obligation                        1.1%

          Industrial Revenue                        1.1%

After the recession of the early '90s, the California economy became broader and more diversified, no longer heavily dependent on national defense spending. The service sector remains the state's largest employer, accounting for 30.3% of all jobs as of October 1998, followed by trade with 22.2%. Manufacturing maintained its steady downward slide, comprising only 13.7% of jobs.(3)

On October 2, 1998, Moody's, a national credit rating agency, upgraded its credit rating on the state's general obligation bonds to Aa3 from A1. This is the first upgrade Moody's has given California in nine years and reflects the state's continuing economic recovery and recent legislation meant to improve the state's credit condition.(4)


PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin California High Yield Municipal Fund's performance during the reporting period. The value of many of the portfolio's bonds increased, as interest rates declined. For example, the yield on the 30-year Treasury bond fell from 5.86% at the start of the year, to a low of 4.70%, before moving back up to 5.08% on November 30, 1998. Lower interest rates led to higher municipal supply as issuers took advantage of the rate environment to issue new or refunded debt. Issuance should approach $300 billion by year-end, far outpacing the $220 billion issued in 1997.

Franklin California High Yield Municipal Fund performed very well over the six-month reporting period, and Class I shares had a 30-day SEC yield of 4.76% and a 4.99% distribution rate for the period ended November 30, 1998. Partially because of the fund's robust performance during the period, total net assets grew from $452 million

(3). Source: California Employment & Development Dept., California Labor Force & Industry Employment, October 1998.

(4). Source: Moody's Investors Service, State of California, October 1998. This does not indicate Moody's rating of the fund.

on May 31, 1998, to approximately $573 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. However, the fund's substantial new investments within the historically low, current interest-rate environment increased pressure on the dividend payment. Additionally, the growth of insurance in the municipal bond market led to smaller interest-rate differences between higher- and lower-rated bonds. As the supply of non-rated issues diminished, more competition and lower yields resulted. We still found sufficient opportunities remained in the high-yield marketplace for Franklin California High Yield Municipal Fund, as Franklin's research capabilities and size often give us the first look at new issues coming to market.

The fund was able to take advantage of Franklin's presence in California to structure and control issues to fit the portfolio's needs. In managing over $20 billion in California municipal assets, Franklin believes it has a distinct advantage over its competitors in locating value. Consequently, Franklin California High Yield Municipal Fund is able to use the buying power of the entire fund group to find new high-yield issues. Many dealers, underwriters and issuers know and trust Franklin and will come to us to help them structure and price new issues, giving the fund more leverage in defining the marketplace.

Recent purchases in the fund included Vallejo Hiddenbrooke Improvement District. Hiddenbrooke is a new, private, 586-acre, 1,400-unit golf course community in Vallejo, CA. The single-family housing development surrounds a completed Arnold Palmer championship golf course, which will include a soon-to-be-completed $11 million clubhouse, banquet facility and fitness center. The bonds were priced to yield 6.5% with a 30-year maturity.

We continue to follow our strategy of investing for income, price stability and tax efficiency. The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/98 - 11/30/98

                                           DIVIDEND PER SHARE
                                           ------------------
MONTH                                      CLASS I    CLASS II
-----                                      -------    --------
June                                       5.0 cents  4.10 cents
July                                       5.0 cents  4.46 cents
August                                     5.0 cents  4.46 cents
September                                  5.0 cents  4.46 cents
October                                    5.0 cents  4.65 cents
November                                   5.0 cents  4.65 cents
TOTAL                                     30.0 cents 26.78 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

CLASS I:


Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.58%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.19%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE        11/30/98  5/31/98
-------                         ------        --------  -------
Net Asset Value                 +$0.18         $10.83   $10.65

                                DISTRIBUTIONS
                                -------------
Dividend Income                 $0.30

CLASS II                        CHANGE        11/30/98  5/31/98
--------                        ------        --------  -------
Net Asset Value                 +$0.18         $10.86   $10.68

                                DISTRIBUTIONS
                                -------------
Dividend Income                 $0.2678



Past performance is not predictive of future results.

PERFORMANCE

                                                                 SINCE
                                                                INCEPTION
CLASS I                                   1-YEAR     5-YEAR     (5/3/93)
-------                                   ------     ------     --------
Cumulative Total Return(1)                +8.86%     +44.67%    +51.81%
Average Annual Total Return(2)            +4.21%     + 6.73%    + 6.94%

Distribution Rate(3)                                   4.99%
Taxable Equivalent Distribution Rate(4)                9.11%
30-Day Standardized Yield(5)                           4.76%
Taxable Equivalent Yield(4)                            8.69%


                                                                  SINCE
                                                                 INCEPTION
CLASS II                                              1-YEAR     (5/1/96)
--------                                              ------     --------
Cumulative Total Return(1)                            +8.28%     +27.28%
Average Annual Total Return(2)                        +6.17%     + 9.36%

Distribution Rate(3)                                   4.76%
Taxable Equivalent Distribution Rate(4)                8.69%
30-Day Standardized Yield(5)                           4.38%
Taxable Equivalent Yield(4)                            8.00%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on November 30, 1998.

(4). Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN HAWAII
MUNICIPAL BOND FUND

Your Fund's Goal: Franklin Hawaii Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Hawaii municipal securities.(1)

STATE UPDATE

Tourism, the driving force behind the state economy, presently accounts for 25% of the gross state product and six out of every 10 jobs. It remains one of the key factors in stimulating the other sectors of the local economy such as construction, lodging and retail sales. Hawaii currently derives a majority of its tourism customer base from two sources, California and Japan. Although many Californians chose to vacation in Hawaii during the reporting period, Japan's long-term anemic economic performance, exacerbated by the Asian financial crisis and the yen's depreciation, kept Japanese tourism to the Aloha State at its lowest levels since 1991.

CREDIT QUALITY BREAKDOWN
Franklin Hawaii Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98
[PIE CHART]

AAA         45.0%
AA          12.3%
A           19.5%
BBB         23.2%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 52 of this report.

Compounding woes, rising overall debt levels and successive downward revenue revisions led Moody's, a national credit rating agency, to downgrade the state's general obligation debt to A1 from Aa3. At $2,848 per capita, state debt is more than six times the national median of $422, making Hawaii second only to Alaska in overall debt burden. That said, Hawaii's debt ratios are difficult to compare with other states, as many of the roles traditionally left to municipalities, such as local education, health and welfare, are centralized at the state level.(2)

The outlook for Hawaii's economy is considered stable and improving. In part, this is a reflection of dynamic management and political stability during lean times. Governor Ben Cayetano, recently re-elected, took advantage of the current, low interest-rate environment and refunded some of the state's high-cost debt. The Economic Revitalization Task Force further identified several aggressive options, including stimulus packages and a cut in the income tax rate in 1999. In addition, the 50,000 military personnel stationed in Hawaii somewhat counterbalanced the state's deteriorating economic fundamentals. Geographically strategic to the nation's defense, Hawaii's large military presence is, for the most part, immune to the wholesale base closures that affected the rest of the country during the past several years and should continue to be a steadying influence to the state's economy.(2)

DIVIDEND DISTRIBUTIONS*
Franklin Hawaii
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                 ---------
June                                                                  4.9 cents

July                                                                  4.9 cents

August                                                                4.9 cents

September                                                             4.9 cents

October                                                               4.9 cents

November                                                              4.9 cents

TOTAL                                                                29.4 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


(2). Source: Moody's Investors Service, State of Hawaii, 4/9/98. This does not indicate Moody's rating of the fund.

PORTFOLIO BREAKDOWN
Franklin Hawaii
Municipal Bond Fund
11/30/98

                                                                         % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
------                                                                  -----------
Hospitals                                                                  25.8%

Utilities                                                                  22.2%

Transportation                                                             17.2%

Prerefunded                                                                 9.6%

Housing                                                                     8.7%

General Obligation                                                          7.6%

Other Revenue                                                               4.1%

Certificates of Participation                                               3.8%

Industrial                                                                  1.0%

PORTFOLIO NOTES

In spite of the recent state downgrades, the demand for Hawaii municipal bonds still remains relatively strong, primarily due to the limited supply of issuance in the state. In times like these, we may purchase Puerto Rico municipal bonds, as they also offer tax-free income in many states including Hawaii. During the reporting period, we increased our holdings of AAA-rated bonds to 45.0% of total long-term investments on November 30, 1998, compared with 44.7% from May 31, 1998. Purchases for the fund during the period included Maui County General Obligation; Hawaii State Department of Budget and Finance Special Purpose Revenue, Queens Health System; and Puerto Rico Industrial Tourist, Medical and Environmental Facilities, Guaynabo Warehouse.

Our investment strategy remains consistent. We strive to provide shareholders with a relatively high level of tax-free income and preservation of principal.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN HAWAII
MUNICIPAL BOND FUND


CLASS I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.76%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                                    CHANGE        11/30/98       5/31/98
-------                                    ------        --------       -------
Net Asset Value                            +$0.13       $   11.29      $   11.16

                                       DISTRIBUTIONS
Dividend Income                            $0.294


             Past performance is not predictive of future results.

PERFORMANCE

                                                                          SINCE
                                                                        INCEPTION
CLASS I                                        1-YEAR       5-YEAR      (2/26/92)
-------                                        ------       ------      ---------
Cumulative Total Return(1)                     +7.24%      +35.25%       +64.01%
Average Annual Total Return(2)                 +2.70%      + 5.31%       + 6.91%

Distribution Rate(3)                                         4.99%
Taxable Equivalent Distribution Rate(4)                      9.18%
30-Day Standardized Yield(5)                                 4.16%
Taxable Equivalent Yield(4)                                  7.65%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.79 on November 30, 1998.

(4). Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Hawaii State personal income tax bracket of 45.6%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)

STATE UPDATE

During the six-month period under review, Tennessee's sound economy continued to expand and diversify. The state added employment in services, trade and durable manufacturing, which more than made up for losses in the once important textile and apparel manufacturing industries. The improving auto manufacturing sector has been a key component of the state's economy throughout the 1990s. In recent years, Nissan, Peterbilt and Saturn built manufacturing plants in Tennessee, owing to a skilled workforce and low-cost power available through the Tennessee Valley Authority.(2) While industrial expansion has in general improved many state residents' standard of living, it has also left the state vulnerable to national economic cycles as well as international competition.

CREDIT QUALITY BREAKDOWN
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98


[PIE CHART]


AAA ...................  52.7%
AA ....................  30.5%
BBB ...................  10.5%
A .....................   5.4%
BB ....................   0.9%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Moody's Investors Service, State of Tennessee, 8/10/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 56 of this report.

Tennessee's strong financial position resulted largely from the state's conservative financial management. The state's debt burden, at $216 per capita, is one of the lowest in the nation. Prudent use of debt has resulted in balanced financial operations. For example, while the state debt service limit is $392 million, currently the service is running at $125 million, only 32% of the limit.(3)

New-issue bond supply should be moderate, but sufficient. The low debt burden per capita combined with the growing need for new infrastructure such as highways, schools and affordable housing should sustain the demand for new borrowing. If interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to the new-issue supply.

PORTFOLIO NOTES

For the six months ending November 30, 1998, Franklin Tennessee Municipal Bond Fund experienced strong asset growth. The fund's total net assets increased 30%, from $44.5 million on May 31, 1998, to $58.1 million at the end of the reporting period. The fund strives to always remain fully invested and seeks investments in tax-exempt municipal securities with good call protection, in an effort to keep within its stated objective of providing long-term income to shareholders. As a result, the fund boasts excellent call protection with a weighted average life to first call of more than eight years.

PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
11/30/98

                                                                         % OF TOTAL
                                                                         LONG-TERM
SECTOR                                                                  INVESTMENTS
------                                                                  -----------
Hospitals                                                                  24.1%

Utilities                                                                  23.3%

Housing                                                                    10.3%

General Obligation                                                          8.8%

Prerefunded                                                                 7.9%

Education                                                                   7.7%

Industrial                                                                  7.5%

Other Revenue                                                               5.3%

Transportation                                                              2.9%

Certificates of Participation                                               2.2%

(3). Source: Standard & Poor's CreditWeek Municipal, Tennessee, 5/11/98.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                 ---------
June                                                                  4.7 cents

July                                                                  4.7 cents

August                                                                4.7 cents

September                                                             4.6 cents

October                                                               4.6 cents

November                                                              4.6 cents

Total                                                                27.9 cents


We closely monitor the supply of Tennessee tax-exempt municipal bonds. For the first nine months of 1998, the state issued a total of $3.8 billion of new bonds, a 106.1% increase from the first nine months of 1997. Noteworthy positions added to the portfolio during the reporting period included Harpeth Valley Utilities District Improvement Revenue; Knoxville Electric Revenue Refunding and Improvement Systems and Johnson City Health and Educational Facilities Board, Johnson City Medical Center.

We continue to maintain broad sector diversification in the portfolio holdings. Such diversification helps us reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 80% of the portfolio invested in bonds rated AA or higher, further increases the fund's stability. As a result, Franklin Tennessee Municipal Bond Fund performed strongly for the period, resulting in a 4.63% distribution rate.

Looking forward, we will continue to follow our investment strategy of investing for income, price stability and tax efficiency. We intend to maintain our fiscally responsible management style by avoiding interest-rate speculation and the use of derivatives. The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

CLASS I:

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.97%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE                       11/30/98           5/31/98
---------------------------------------------------------------------------------------
Net Asset Value                 +$0.15                        $11.42            $11.27
                                DISTRIBUTIONS
                                -----------------------------------------------------
Dividend Income                 $0.279



Past performance is not predictive of future results.

PERFORMANCE

                                                                                        SINCE
                                                                                        INCEPTION
CLASS I                                         1-YEAR                  3-YEAR          (5/10/94)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +8.23%                   +24.72%          +44.28%
Average Annual Total Return(2)               +3.65%                    +6.09%           +7.35%

Distribution Rate(3)                                                    4.63%
Taxable Equivalent Distribution Rate(4)                                 8.15%
30-Day Standardized Yield(5)                                            4.35%
Taxable Equivalent Yield(4)                                             7.66%

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $11.93 on November 30, 1998.

(4). Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

CREDIT QUALITY BREAKDOWN
Franklin Washington Municipal Bond Fund
Based on Total Long-Term Investments*
11/30/98



AAA .....................  60.2%
AA ......................  21.6%
A .......................  12.0%
BBB .....................  6.2%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.



FRANKLIN WASHINGTON
MUNICIPAL BOND FUND




Your Fund's Goal: Franklin Washington Municipal Bond Fund seeks to provide high, current income exempt from regular federal income tax while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.(1)


STATE UPDATE

Washington's escalating population growth and ongoing economic restructuring led to the state's improved economic condition during the six months under review. Broad diversification helped buffer this formerly one-dimensional, aerospace-oriented economy from the Asian financial woes affecting many Pacific Northwest states. For instance, Microsoft's market capitalization leaves the software giant ranked as one of the largest companies in the world. Still, Washington is not immune from international forces, as more than half of the state's exports are destined for Asia.(2)

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Fitch IBCA, State of Washington, 8/28/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 60 of this report.

The diversified economic base and above-average economic growth trends bolstered the state's financial status. During the reporting period, Washington enjoyed Aa3 and AA+ ratings, from Moody's and Standard & Poor's, respectively, two national credit rating agencies. Conservative fiscal management, enforced by Initiative 601 which places limits on tax and spending increases, kept the budget in check. The debt burden, at $1,375 per capita, is about three times the national average of $422; however, this represents a disproportionately small 4.6% of personal income in this relatively wealthy state. Meanwhile, record low unemployment and population growth support forecasts by Moody's that the state is poised for continued growth through fiscal 2001.(3)



DIVIDEND DISTRIBUTIONS*
Franklin Washington
Municipal Bond Fund - Class I
6/1/98 - 11/30/98

                    DIVIDEND
MONTH               PER SHARE
------------------------------

June                4.9 cents

July                4.9 cents

August              4.9 cents

September           4.9 cents

October             4.9 cents

November            4.9 cents

------------------------------
TOTAL              29.4 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

3. Source: Moody's Investor Service, State of Washington, 7/2/98. This does not indicate Moody's or Standard & Poor's ratings of the fund.

PORTFOLIO BREAKDOWN
Franklin Washington
Municipal Bond Fund
11/30/98

                                        % OF TOTAL
                                         LONG-TERM
SECTOR                                  INVESTMENTS
-----------------------------------------------------

Utilities                                    31.6%

General Obligation                           16.6%

Housing                                      12.4%

Industrial                                   10.7%

Hospitals                                    10.2%

Education                                     9.7%

Prerefunded                                   6.2%

Transportation                                1.7%

Certificates of Participation                 0.9%

PORTFOLIO NOTES

In our opinion, Washington offered attractive buying opportunities in the state's municipal bond market, allowing us to purchase bonds that not only provided strong income sources, but also improved the fund's credit quality. During the period, we increased our holdings of AAA-rated bonds to 60.2% of total long-term investments on November 30, 1998, compared with 52.4% on May 31, 1998. Recent purchases included Seattle Water Systems Revenue, FGIC insured; Washington State Health Care Facilities Authority Revenue-Childrens Hospital and Regional Medical Center, FSA insured; and Washington State Health Care Facilities Authority Revenue-Multicare Health Systems, MBIA insured.

Going forward, we will continue to manage the fund with the primary intentions of maintaining its competitive yield and protecting its share value. We anticipate further economic growth in Washington, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for positive performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN WASHINGTON
MUNICIPAL BOND FUND



CLASS I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.73%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE        11/30/98  5/31/98
---------------------------------------------------------------
Net Asset Value                 +$0.12         $10.60   $10.48

                                DISTRIBUTIONS
---------------------------------------------------------------
Dividend Income                 $0.294

Past performance is not predictive of future results.

PERFORMANCE

                                                                  SINCE
                                                                INCEPTION
CLASS I                                   1-YEAR     5-YEAR     (5/3/93)
-------------------------------------------------------------------------
Cumulative Total Return(1)                +8.23%     +38.35%     +44.21%
Average Annual Total Return(2)            +3.63%      +5.79%      +5.96%

Distribution Rate(3)                                   5.31%
Taxable Equivalent Distribution Rate(4)                8.79%
30-Day Standardized Yield(5)                           4.47%
Taxable Equivalent Yield(4)                            7.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.07 on November 30, 1998.

4. Taxable equivalent distribution rate and yield assume the maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

                                                                                 CLASS I
                                               --------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                          YEAR ENDED MAY 31,
                                            NOVEMBER 30, 1998  ----------------------------------------------------------------
                                               (UNAUDITED)        1998          1997          1996         1995        1994+
                                               ----------      ----------    ----------    ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........  $    10.99      $    10.51    $    10.21    $    10.32   $    10.06   $    10.00
                                               ----------      ----------    ----------    ----------   ----------   ----------
Income from investment operations:
 Net investment income ......................         .29             .56           .58           .55          .51          .01
 Net realized and unrealized gains (losses) .         .07             .50           .31          (.08)         .19          .05
                                               ----------      ----------    ----------    ----------   ----------   ----------
Total from investment operations ............         .36            1.06           .89           .47          .70          .06
                                               ----------      ----------    ----------    ----------   ----------   ----------
Less distributions from net investment income        (.29)           (.58)         (.59)         (.58)        (.44)        --
                                               ----------      ----------    ----------    ----------   ----------   ----------
Net asset value, end of period ..............  $    11.06      $    10.99    $    10.51    $    10.21   $    10.32   $    10.06
                                               ==========      ==========    ==========    ==========   ==========   ==========

Total return* ...............................        3.23%          10.31%         8.90%         4.65%        7.27%         .60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........  $   39,701      $   30,377    $   13,140    $    8,166   $    4,134   $    2,213
Ratios to average net assets:
 Expenses ...................................         .10%**          .10%          .10%          .10%         .10%         .03%**
 Expenses excluding waiver and payments
 by affiliate ...............................         .80%**          .83%          .87%         1.04%        1.11%        1.20%**
 Net investment income ......................        5.22%**         5.30%         5.71%         5.69%        5.64%        2.00%**
Portfolio turnover rate .....................        3.58%          18.75%         6.61%        19.22%       77.63%        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
+For the period May 10, 1994 (effective date) to May 31, 1994.


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                           PRINCIPAL
FRANKLIN ARKANSAS MUNICIPAL BOND FUND                                                                        AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 90.5%
 Arkansas GO, Waste Disposal and Pollution, Refunding, Series B, 6.25%, 7/01/20 ......................    $   130,000   $   137,787
 Arkansas State Development Finance Authority,
    Drivers License Revenue, State Police Headquarters, Wireless Data, FGIC Insured, 5.40%, 6/01/18 ..        950,000       988,703
    HMR, Series B-1, 5.80%, 1/01/23 ..................................................................        495,000       511,983
    SFMR, MBS Program, 5.375%, 7/01/30 ...............................................................        560,000       565,023
    SFMR, MBS Program, Series B, 6.10%, 1/01/29 ......................................................      1,000,000     1,050,630
    SFMR, MBS Program, Series D, 6.85%, 1/01/27 ......................................................        110,000       119,193
    Waste Water System Revenue, Revolving Loan Fund, Series A, 5.85%, 12/01/19 .......................      1,000,000     1,058,210
 Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
    6.25%, 6/01/10 ...................................................................................        500,000       536,485
    5.60%, 6/01/14 ...................................................................................        325,000       331,042
 Arkansas State Water Resources Development,
    Series A, 5.70%, 7/01/26 .........................................................................        560,000       580,647
    Series B, 5.75%, 7/01/25 .........................................................................        300,000       316,938
 Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. Project, 6.375%, 1/01/23         100,000       107,491
 Camden Environmental Improvement Revenue, International Paper Co. Project, Series A, 7.625%, 11/01/18        250,000       291,285
 Conway Public Facilities Board, Capital Improvement Revenue, Hendrix College Project, 6.00%, 10/01/26        500,000       524,755
 Conway Sales and Use Tax Revenue, Capital Improvement, Series A, FSA Insured, 5.35%, 12/01/17 .......      1,975,000     2,069,761
 Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured, 6.00%, 10/01/12 .......        130,000       143,475
 Fouke School District No. 15, Refunding and Construction, MBIA Insured, Pre-Refunded, 6.60%, 4/01/19         130,000       147,064
 Greenland School District No. 95, Washington County, Refunding and Construction, MBIA Insured,
 6.50%, 5/01/13 ......................................................................................        115,000       119,447
 Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ...........................................        125,000       137,481
 Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 .............................................        200,000       200,440
 Gurdon PCR, International Paper Co. Project, Refunding, Series A, 5.375%, 3/01/20 ...................      2,160,000     2,175,228
 Jefferson County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ..................................        400,000       432,620
    Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ........................................      2,900,000     2,944,167
 Jonesboro City Water and Light Plant, Public Utilities System Revenue,
    MBIA Insured, 5.40%, 11/15/13 ....................................................................        100,000       107,402
    Refunding, AMBAC Insured, 5.25%, 12/01/13 ........................................................        200,000       207,276
 Jonesboro Residential Housing and Health Care Facilities Board, Hospital Revenue, St. Bernard's
 Regional Medical Center, Refunding, Series B, AMBAC Insured, 5.90%, 7/01/16 .........................        450,000       491,913
 Little River County Revenue, Georgia-Pacific Corp. Project, Refunding, 5.60%, 10/01/26 ..............      3,000,000     3,002,160
 Little Rock Capital Improvement, Refunding, 6.30%, 2/01/09 ..........................................        140,000       143,947
 Little Rock Capital Improvement Revenue, Infrastructure Improvements, Series A, AMBAC Insured,
 5.00%, 10/01/19 .....................................................................................      1,000,000       993,530
 Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 .....................        130,000       138,112
 Little Rock School District GO, Refunding, 6.25%, 12/01/07 ..........................................        120,000       121,415
    FSA Insured, 5.60%, 1/01/20 ......................................................................        100,000       102,095
 Little Rock Waste Disposal Revenue, 5.80%, 5/01/16 ..................................................        440,000       464,015
 North Little Rock Health Facilities Board, Health Care Revenue,
 Baptist Health Facility, Series A, MBIA Insured, 5.50%, 12/01/21 ....................................        800,000       839,920
 Paragould Hospital Revenue, 6.375%, 10/01/17 ........................................................        400,000       435,224
 Pine Bluff Environmental Improvement Revenue, International Paper Co. Project, 5.55%, 11/01/22 ......        500,000       503,225
 Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 ...................        500,000       521,710
 Puerto Rico Commonwealth GO,
    AMBAC Insured, 5.40%, 7/01/25 ....................................................................        250,000       260,230
    Pre-Refunded, 6.50%, 7/01/23 .....................................................................        250,000       285,993
    Public Improvement, Refunding, 5.75%, 7/01/17 ....................................................        250,000       269,025

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN ARKANSAS MUNICIPAL BOND FUND                                                                  AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 .................................................................       $ 3,000,000       $ 2,954,100
    Series Y, 5.50%, 7/01/26 .................................................................           350,000           365,614
 Puerto Rico Commonwealth Highway Authority Highway Revenue, Series Q,
  Pre-Refunded, 6.00%, 7/01/20 ...............................................................           165,000           171,531
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series X, 5.50%, 7/01/25 ......................................................           200,000           206,104
    Series R, Pre-Refunded, 6.25%, 7/01/17 ...................................................           175,000           192,122
    Series T, 5.50%, 7/01/20 .................................................................           400,000           413,940
 Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 .............................           135,000           144,470
 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
    Facilities Financing Authority, Industrial Revenue, Teacher's Retirement
    System Revenue, Series B, 5.50%, 7/01/21 .................................................           250,000           259,990
 Pulaski County Health Facilities Board Revenue, Nazareth Sisters of
  Charity, St. Vincent's Infirmary, Refunding, MBIA Insured, 6.05%, 11/01/09 .................           125,000           145,666
 Pulaski County Public Facilities Board,
    MFR, South Oaks Apartments, Refunding, Series A, GNMA Secured, 6.50%, 10/20/29 ...........           600,000           644,118
    Mortgage, College Projects, Refunding, Series A, GNMA Secured, 5.55%, 6/20/27 ............         1,300,000         1,326,013
 Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 ...............           700,000           760,977
 Saline County Retirement Housing and Healthcare Facilities Board Revenue,
    Refunding, AMBAC Insured, 5.80%, 6/01/11 .................................................           195,000           212,638
 Sebastian County, Community Junior College District, Refunding and
  Improvement, AMBAC Insured, 5.60%, 4/01/17 .................................................           600,000           645,186
 Texarkana Public Facilities Board, Waterworks Facilities Revenue,
  Refunding, FGIC Insured, 5.40%, 9/01/15 ....................................................           200,000           210,662
 University of Arkansas Revenues, Various Facilities, Fayetteville Campus,
    5.25%, 11/01/17 ..........................................................................           300,000           304,680
    5.30%, 11/01/17 ..........................................................................           340,000           347,140
University of Central Arkansas Revenue, Athletic Facilities,
    Series C, AMBAC Insured, 6.125%, 4/01/26 .................................................           375,000           414,098
University of Puerto Rico, University System Revenues, Series M, MBIA Insured, 5.25%, 6/01/25            285,000           292,262
University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ................            125,000           129,400
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes, Refunding,
    Series A, 5.50%, 10/01/18 ................................................................         1,400,000         1,421,797
                                                                                                                       -----------
TOTAL LONG TERM INVESTMENTS (COST $34,608,691) ...............................................                          35,939,555
                                                                                                                       -----------
(a) SHORT TERM INVESTMENTS 6.8%
 Arkansas State Development Finance Authority, Higher Education,
  Capital Asset, Series A, FGIC Insured, Weekly VRDN and Put, 3.15%, 12/01/15 ................           600,000           600,000
 Clark County, Solid Waste Disposal Revenue, Reynolds Metals Co. Project,
  Weekly VRDN and Put, 3.25%, 8/01/22 ........................................................           100,000           100,000
 Puerto Rico Commonwealth Highway and Transportation Authority,
  Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 2.75%, 7/01/28 .......         1,800,000         1,800,000
University of Arkansas Revenues, Various Facilities, UAMS Campus,
  Refunding, Weekly VRDN and Put, 3.15%, 12/01/19 ............................................           200,000           200,000
                                                                                                                       -----------
 TOTAL SHORT TERM INVESTMENTS (COST $2,700,000) ..............................................                           2,700,000
                                                                                                                       -----------
 TOTAL INVESTMENTS (COST $37,308,691) 97.3% ..................................................                          38,639,555
 OTHER ASSETS, LESS LIABILITIES 2.7% .........................................................                           1,061,058
                                                                                                                       -----------
 NET ASSETS 100.0% ...........................................................................                         $39,700,613
                                                                                                                       ===========

See Glossary of Terms on page 62.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                 CLASS I
                                            -----------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                           YEAR ENDED MAY 31,
                                         NOVEMBER 30, 1998  -------------------------------------------------------------------
                                            (UNAUDITED)         1998         1997           1996           1995        1994
                                            -----------     -----------   -----------    -----------   -----------  -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...... $     10.65     $     10.10   $      9.81    $      9.93   $      9.73  $      9.97
                                            -----------     -----------   -----------    -----------   -----------  -----------
Income from investment operations:
 Net investment income ....................         .29             .62           .63            .64           .66          .53
 Net realized and unrealized gains (losses)         .19             .55           .29           (.10)          .18         (.20)
                                            -----------     -----------   -----------    -----------   -----------  -----------
Total from investment operations ..........         .48            1.17           .92            .54           .84          .33
                                            -----------     -----------   -----------    -----------   -----------  -----------
Less distributions from:
 Net investment income ....................        (.29)           (.62)         (.63)++        (.66)         (.64)        (.56)
 In excess of net investment income .......        (.01)           --            --             --            --           --
 Net realized gains .......................        --              --            --             --            --           (.01)
                                            -----------     -----------   -----------    -----------   -----------  -----------
Total distributions .......................        (.30)           (.62)         (.63)          (.66)         (.64)        (.57)
                                            -----------     -----------   -----------    -----------   -----------  -----------
Net asset value, end of period ............ $     10.83     $     10.65   $     10.10    $      9.81   $      9.93  $      9.73
                                            ===========     ===========   ===========    ===========   ===========  ===========

Total return* .............................        4.58%          11.78%         9.64%          5.55%         9.08%        3.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......... $    511,420     $   412,211   $   213,396    $   118,313   $    51,102  $    31,938
Ratios to average net assets:
 Expenses .................................         .42%**          .35%          .34%           .35%          .20%         .07%
 Expenses excluding waiver and payments
   by affiliate ...........................         .64%**          .69%          .75%           .81%          .88%         .87%
 Net investment income ....................        5.38%**         5.81%         6.24%          6.49%         6.89%        6.14%
Portfolio turnover rate ...................        5.13%          37.75%        33.79%         28.02%        57.06%       40.74%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
++Includes distributions in excess of net investment income in the amount of $.001.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                           CLASS II
                                                                   ------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                               NOVEMBER 30, 1998                  YEAR ENDED MAY 31,
                                                                  (UNAUDITED)          1998            1997             1996+
                                                                   ---------         ---------       ---------        ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $   10.68         $   10.12       $    9.82        $    9.82
                                                                   ---------         ---------       ---------        ---------
Income from investment operations:
 Net investment income .......................................           .26               .56             .57              .05
 Net realized and unrealized gains ...........................           .19               .56             .30             --
                                                                   ---------         ---------       ---------        ---------
Total from investment operations .............................           .45              1.12             .87              .05
                                                                   ---------         ---------       ---------        ---------
Less distributions from:
 Net investment income .......................................          (.26)             (.56)           (.57)++          (.05)
 In excess of net investment income ..........................          (.01)             --              --               --
                                                                   ---------         ---------       ---------        ---------
Total distributions ..........................................          (.27)             (.56)           (.57)            (.05)
                                                                   ---------         ---------       ---------        ---------
Net asset value, end of period ...............................     $   10.86         $   10.68       $   10.12        $    9.82
                                                                   =========         =========       =========        =========

Total return* ................................................          4.27%            11.30%           9.08%             .54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................     $  61,404         $  40,363       $  10,624        $     212
Ratios to average net assets:
 Expenses ....................................................           .97%**            .90%            .90%             .91%**
 Expenses excluding waiver and payments by affiliate .........          1.20%**           1.24%           1.31%            1.81%**
 Net investment income .......................................          4.82%**           5.23%           5.68%            5.73%**
Portfolio turnover rate ......................................          5.13%            37.75%          33.79%           28.02%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
+For the period May 1, 1996 (effective date) to May 31, 1996.
++Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                        PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.2%
 ABAG Finance Authority for Nonprofit Corporations, COP,
    California Mortgage Insured, 6.15%, 1/01/22 ................................................      $ 1,490,000$       $1,654,243
    Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 .....................         3,000,000        2,997,840
 Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .........................         3,445,000        3,782,438
    Subordinated Lien, Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .............         2,000,000        2,195,900
 Alameda CFD No. 2, Special Tax, 6.125%, 9/01/16 ...............................................         1,240,000        1,295,825
 Alameda PFA, Local Agency Revenue, Special Tax, Community Facility District No. 1-A,
    6.70%, 8/01/12 .............................................................................         3,400,000        3,644,358
    7.00%, 8/01/19 .............................................................................         4,015,000        4,408,189
 American Canyon Joint Powers Financing Authority, Lease Revenue,
  Civic/Recreation Facilities, 6.40%, 6/01/22 ..................................................         1,000,000        1,059,880
 Antioch 1915 Act, AD No. 27, Series D, 7.30%, 9/02/13 .........................................           460,000          474,531
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .............................................................................         1,635,000        1,671,918
    7.25%, 9/02/27 .............................................................................         3,665,000        3,800,092
 Beaumont Financing Authority, Local Agency Revenue, Sewer Enterprise Project,
  Refunding, Series A, 6.75%, 9/01/25 ..........................................................         5,000,000        5,202,400
 Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A, 6.80%, 8/01/24 .....         1,510,000        1,713,352
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%, 9/02/14 .............           445,000          459,124
 Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28 ...........................         1,000,000        1,053,640
 Brea Olinda CFD No. 97-1, Special Tax, 5.875%, 9/01/28 ........................................         1,400,000        1,415,764
 Brea Olinda USD, CFD No. 95-1, Special Tax,
    5.625%, 9/01/18 ............................................................................         1,100,000        1,097,943
    5.75%, 9/01/28 .............................................................................         1,300,000        1,304,485
 Brentwood 1915 Act, Capital Improvement Finance Program, No. 94-1,
  Infrastructure Financing, 5.875%, 9/02/17 ....................................................           775,000          787,733
    6.00%, 9/02/27 .............................................................................         1,000,000        1,029,900
 Calexico Special Financing Authority, Sales Tax Revenue, 7.40%,
    1/01/99 ....................................................................................            10,000           10,013
    1/01/00 ....................................................................................           125,000          127,065
    1/01/01 ....................................................................................           165,000          169,470
    1/01/02 ....................................................................................           175,000          181,333
    1/01/03 ....................................................................................           220,000          229,449
    1/01/04 ....................................................................................           235,000          246,172
    1/01/05 ....................................................................................           285,000          298,560
    1/01/06 ....................................................................................           340,000          356,330
    1/01/18 ....................................................................................         7,680,000        8,000,410
 California Educational Facilities Authority Revenue,
    Los Angeles College of Chiropractic, Refunding, 5.60%, 11/01/17 ............................         1,500,000        1,562,100
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 ...........................         1,000,000        1,119,040
    Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ...............................         4,000,000        4,270,960
 California Health Facilities Financing Authority Revenue,
   (b) atholic Healthcare West, Series A, 5.00%, 7/01/18 .......................................        10,000,000        9,876,700
    Health Facility Clinic, Series A, California Mortgage Insured, 5.25%, 6/01/23 ..............         2,435,000        2,453,092
    Kaiser Permanente, Series A, 5.55%, 8/15/25 ................................................         3,750,000        3,791,813
    Kaiser Permanente, Series A, 5.40%, 5/01/28 ................................................         5,000,000        5,085,950
    Marshall Hospital, Refunding, Series A, 5.25%, 11/01/18 ....................................         3,215,000        3,271,616

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 California Health Facilities Financing Authority Revenue, (cont.)
    Sacramento Medical Health Facility, Series A, California Mortgage Insured, 5.25%, 5/01/21 ......    $  2,320,000   $  2,338,398
    Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ...................................         990,000      1,097,593
 California HFA Revenue, Home Mortgage,
    MFHR, Series B, AMBAC Insured, 6.15%, 8/01/22 ..................................................       5,000,000      5,348,900
    Series B, 7.125%, 2/01/26 ......................................................................         765,000        792,815
    Series D, Pre-Refunded, 7.50%, 8/01/20 .........................................................       1,800,000      1,953,666
    Series F-1, 7.00%, 8/01/26 .....................................................................       1,795,000      1,920,650
    Series H, 6.25%, 8/01/27 .......................................................................       2,475,000      2,641,122
    Series R, MBIA Insured, 6.15%, 8/01/27 .........................................................       3,285,000      3,485,155
 California PCFA Revenue,
    PG&E Corp., Series B, 5.85%, 12/01/23 ..........................................................       5,000,000      5,242,250
    Southern California Edison Co., Series B, 6.40%, 12/01/24 ......................................       2,000,000      2,196,460
 California PCFA, Solid Waste Disposal Revenue, Browning-Ferris
  Industries, Inc., 6.75%, 9/01/19 .................................................................       1,000,000      1,113,150
 California Special District Association Finance Corp., COP, Series V, 7.50%, 5/01/13 ..............          55,000         59,803
 California State GO,
    FGIC Insured, 6.00%, 8/01/19 ...................................................................          30,000         33,136
    FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 .....................................................       1,470,000      1,657,013
    Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ..........................................       1,250,000      1,267,675
    Veterans Bonds, Series BH, 5.50%, 12/01/18 .....................................................       5,000,000      5,151,950
 California State HFA, Mortgage Revenue, Series L, MBIA Insured, 6.40%, 8/01/27 ....................       3,000,000      3,213,930
 California Statewide CDA, Lease Revenue, Special Facilities,
  United Air Lines, Inc., Los Angeles, 5.625%, 10/01/34 ............................................      26,955,000     27,667,421
 California Statewide CDA Revenue, COP,
  Auxiliary Organization, California State University Foundation, MBIA Insured, 5.20%, 6/01/24 .....       7,165,000      7,301,708
    CHFCLP Insured, 7.25%, 12/01/22 ................................................................       1,800,000      2,105,874
 Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ...........................       1,000,000      1,156,750
 Carlsbad 1915 Act, Escrow-AD No. 96-1,
    5.50%, 9/02/28 .................................................................................       4,775,000      4,726,247
    5.55%, 9/02/28 .................................................................................       1,745,000      1,729,766
 Central Valley Financing Authority, Cogeneration Project Revenue,
  Carson Ice General Project, Refunding, MBIA Insured,  5.00%, 7/01/18 .............................       1,000,000      1,006,080
 Chaffey Community College District, COP, 5.20%, 9/01/23 ...........................................       3,060,000      3,105,472
(b)Clovis 1915 Act, Special Assessment, AD No. 98-1, Temperance, 6.375%, 9/02/18 ...................       1,620,000      1,624,034
 Compton Sewer Revenue, Refunding,
    5.125%, 9/01/13 ................................................................................       1,565,000      1,590,447
    5.375%, 9/01/23 ................................................................................       2,000,000      2,025,040
 Duarte RDA, Tax Allocation,
    Davis Addition Project Area, Refunding, 6.70%, 9/01/14 .........................................       2,615,000      2,857,044
    Davis Addition Project Area, Refunding, 6.90%, 9/01/18 .........................................       4,120,000      4,515,644
    Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ...............................         805,000        981,263
 El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%, 10/01/22 ....       1,000,000      1,028,920
 El Monte PFA,
    Housing Set Aside Revenue, 5.75%, 6/01/28 ......................................................       2,570,000      2,570,000
    Tax Allocation Revenue, Multiple Redevelopment District No. 86-1,
  Series R, 5.75%, 6/01/28 .........................................................................       6,215,000      6,215,000
Escondido GO, 1915 Act, AD No. 86-1, Refunding, Series R, 5.625%, 9/02/18 ..........................       1,150,000      1,181,073
Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment
 Project, Refunding, Series A, 5.50%, 10/01/19 .....................................................       5,000,000      5,160,250

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Fontana Special Tax,
    CFD No. 7, 6.125%, 9/01/28 .....................................................................    $  1,280,000     $1,318,426
    Refunding, Subordinated CFD No. 2, Series B, 5.70%, 9/01/12 ....................................       1,960,000      1,969,996
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue,
  Senior Lien, Series A,
    6.50%, 1/01/32 .................................................................................       5,500,000      6,172,320
    6.00%, 1/01/34 .................................................................................       8,235,000      9,001,596
 Garden Grove Housing Authority MFHR, Set-Aside Tax Increment,
  Series C, 6.70%, 7/01/24 .........................................................................       6,375,000      6,786,889
 Gateway Improvement Authority Revenue, Marin City CFD, Series A,
  Pre-Refunded, 7.75%, 9/01/25 .....................................................................       2,500,000      3,067,400
 Gateway Refinancing Authority Revenue, Refunding, Series A, 5.55%, 9/01/25 ........................       5,500,000      5,662,965
 Granada Sanitation District, 1915 Act, Sewage Treatment Facilities,
  Financing District, Series A,
    7.125%, 9/02/16 ................................................................................         940,000        969,591
    7.25%, 9/02/22 .................................................................................         960,000        990,336
 Hawaiian Gardens RDA, Project No. 1, Tax Allocation, Refunding, 6.35%, 12/01/33 ...................       4,000,000      4,263,760
 Hesperia PFA, Improvement Revenue, Series B, 7.375%, 10/01/23 .....................................       1,930,000      2,047,383
 Hi Desert Memorial Health Care District Revenue, Refunding, 5.50%,
    10/01/15 .......................................................................................       1,000,000        980,570
    10/01/19 .......................................................................................       2,000,000      1,944,300
 Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects, Refunding, 7.00%, 8/01/24 ..       1,000,000      1,057,230
 Irvine 1915 Act,
    AD No. 94-15, 6.70%, 9/02/20 ...................................................................       2,500,000      2,565,550
    AD No. 95-12, Group Three, 5.50%, 9/02/21 ......................................................       3,000,000      3,010,500
 Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%,
    3/01/18 ........................................................................................       2,300,000      2,363,227
    3/01/28 ........................................................................................       5,000,000      5,074,150
 Irwindale PFA, Special Tax, CFD No. 1, Refunding, 6.00%, 11/01/20 .................................       4,450,000      4,514,036
 John C. Fremont Hospital District Revenue, California Health Facilities, Insured, 6.75%, 6/01/13 ..       1,500,000      1,696,365
 La Mirada RDA, Special Tax, CFD No. 89-1, Refunding, 5.70%, 10/01/20 ..............................       3,025,000      3,068,711
 Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .....................................       1,265,000      1,342,279
 Lake Elsinore School Financing Authority Revenue, Refunding, 6.125%, 9/01/19 ......................       1,000,000      1,070,710
 Lancaster RDA, Tax Allocation, Sub-Residential Redevelopment Project,
  Subordinated Lien, Refunding, 6.65%, 9/01/27 .....................................................       2,500,000      2,681,050
 Lemon Grove School District, COP, Vista La Mesa Elementary School Construction, 6.40%, 9/01/26 ....       2,000,000      2,114,220
 Long Beach IDR, California State University Foundation, Refunding, Series A, 5.25%,
    2/01/13 ........................................................................................       1,000,000      1,026,280
    2/01/23 ........................................................................................       1,000,000      1,004,960
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .................................................         140,000        141,189
 Los Angeles Harbor Department Revenue, Series B,
    6.00%, 8/01/14 .................................................................................       3,500,000      3,883,285
    5.375%, 11/01/23 ...............................................................................       2,465,000      2,526,748
 Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ...........................................       1,150,000      1,185,144
 Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 .............................       1,175,000      1,316,599
 Millbrae Elementary School District, COP, Financing Project, Pre-Refunded, 6.90%, 3/01/22 .........       1,480,000      1,654,551
 Modesto PFA, Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 ...............       1,700,000      1,841,967
 Monrovia USD,
    COP, Financing Project, MBIA Insured, 5.30%, 4/01/26 ...........................................       1,100,000      1,130,756
    Special Tax, CFD No. 89-1, 5.65%, 9/01/23 ......................................................       2,200,000      2,233,022

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                             PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Monterey Park PFA, Tax Allocation Revenue, Merged Redevelopment Project Area,
    5.25%, 3/01/18 ......................................................................................  $ 1,900,000   $ 1,859,321
    5.30%, 3/01/28 ......................................................................................    3,000,000     2,917,200
 National City Community Development Commission, MFHR, Park Villas Apartments, Series A, GNMA Secured,
    5.85%, 7/20/19 ......................................................................................    1,545,000     1,626,113
 Newman RDA, Tax Allocation, Redevelopment and Housing Project No.1, 5.375%, 8/01/27 ....................    1,285,000     1,272,844
 Northern Mariana Islands, Commonwealth Ports Authority,
    Airport Revenue, Senior Lien, Series A, 6.25%, 3/15/28 ..............................................    5,050,000     5,119,640
    Seaport Revenue, Series A, 6.40%, 3/15/28 ...........................................................    2,000,000     1,980,940
 Oakland Revenue, YMCA of the East Bay Project, Refunding, 7.10%, 6/01/10 ...............................    2,815,000     3,168,677
 Orange County CFD No. 86-2, Special Tax, Rancho Santa Margarita, Refunding, Series A,
    5.55%, 8/15/17 ......................................................................................    1,000,000     1,022,590
 Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ..............................................    1,515,000     1,564,207
 Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured, 5.40%, 12/01/17 ................    1,140,000     1,168,557
 Palm Desert Financing Authority, Tax Allocation, Housing Set-Aside Revenue, MBIA Insured,
    5.10%, 10/01/27 .....................................................................................    1,875,000     1,894,800
 Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/17 .....................   10,000,000     9,000,000
 Paramount RDA, Tax Allocation, Redevelopment Project Area 1, Refunding, MBIA Insured, 8/01/26 ..........   14,050,000     3,451,523
 Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 .............................................      500,000       528,985
 Pittsburg 1915 Act, Infrastructure Financing Authority Reassessment Revenue,
    Series A, 5.60%, 9/02/24 ............................................................................    1,000,000     1,022,380
    Sub Series B, 6.00%, 9/02/24 ........................................................................    2,710,000     2,767,100
 Pomona RDA, Tax Allocation, Series Y,
    5.45%, 5/01/22 ......................................................................................    2,360,000     2,397,500
    5.50%, 5/01/32 ......................................................................................    4,380,000     4,460,899
 Richmond Revenue, YMCA of the East Bay Project, Refunding, 7.25%, 6/01/17 ..............................    3,010,000     3,340,588
 Riverside County CFD No. 87-5, Special Tax, Senior Lien, Refunding, Series A, 7.00%, 9/01/13 ...........    7,335,000     7,946,006
 Riverside County PFA, Tax Allocation Revenue, Redevelopment Projects, Series A, 5.50%, 10/01/22 ........    2,710,000     2,784,335
 Roseville Special Tax, CFD No. 1, 5.75%, 9/01/23 .......................................................    5,000,000     5,061,450
 Sacramento County Special Tax, CFD No.1, Refunding,
    5.60%, 12/01/12 .....................................................................................    1,515,000     1,542,391
    5.70%, 12/01/20 .....................................................................................    2,410,000     2,463,333
    6.30%, 9/01/21 ......................................................................................    1,575,000     1,656,443
 Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28 ...................................    2,665,000     2,776,290
 Salinas Valley Solid Waste Authority Revenue,
    5.75%, 8/01/18 ......................................................................................      500,000       515,275
    5.80%, 8/01/27 ......................................................................................    1,100,000     1,129,755
 San Bernardino Associated Communities Financing Authority, Granada Hills Health Care, COP,
    Refunding and Improvement, Series A, 6.90%, 5/01/27 .................................................   10,000,000    10,514,700
 San Bernardino Joint Powers Financing Authority, Lease Revenue, Department of Transportation Lease,
    Series A, 5.50%, 12/01/20 ...........................................................................    4,000,000     4,187,680
 San Diego Certificates of Undivided Interest, Water Utilities Fund Net System Revenue, FGIC Insured,
    5.00%, 8/01/21 ......................................................................................    6,000,000     6,025,920
 San Diego County Educational Facilities Authority No. 1, Lease Revenue, 6.50%, 8/15/15 .................      850,000       927,971
 San Diego Housing Authority MFHR, MBS, Series C, GNMA Secured, 5.25%, 1/20/40 ..........................    3,880,000     3,904,328
 San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ...............................    3,500,000     4,212,250
 San Francisco Bay Area Rapid Transit District Sales Tax Revenue, Refunding, AMBAC Insured,
    5.00%, 7/01/28 ......................................................................................    5,000,000     4,999,800
 San Francisco City and County Airport Commission, International Airport Revenue,
    Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ...............................................    1,570,000     1,728,806
    Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ..............................................    2,000,000     2,007,620

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue,
   Redevelopment Projects, Refunding, Series C, 5.30%, 8/01/25 ...............................        $ 1,635,000        $ 1,651,677
   Series A, 5.50%, 8/01/22 ..................................................................          1,180,000          1,194,266
San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A,
   6.80%, 12/01/21 ...........................................................................            800,000            872,080
San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection and Restoration
   Assessment, FSA Insured, 6.00%, 9/02/14 ...................................................            970,000          1,003,892
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
   Junior Lien, ETM, 1/01/28 .................................................................         19,150,000          4,491,058
   Refunding, Series A, 5.50%, 1/15/28 .......................................................         20,710,000         21,258,194
   Senior Lien, Pre-Refunded, 7.00%, 1/01/30 .................................................            675,000            770,195
   Senior Lien, Pre-Refunded, 6.75%, 1/01/32 .................................................          3,450,000          3,904,193
San Jose Financing Authority Revenue, Convention Center Project, Refunding,
   Series C, 6.40%, 9/01/17 ..................................................................          5,000,000          5,384,700
San Jose RDA, Tax Allocation, Merged Area Redevelopment Project, 5.25%, 8/01/29 ..............          6,750,000          6,867,383
San Luis Obispo COP, Vista Hospital System, Inc., 8.375%, 7/01/29 ............................          6,660,000          7,175,617
San Marcos Public Facilities Authority Revenue, Refunding, 5.80%, 9/01/27 ....................          3,000,000          3,061,200
San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ........          3,000,000          3,115,500
San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%,
   8/01/17 ...................................................................................          1,330,000          1,384,344
   8/01/22 ...................................................................................          4,820,000          4,980,699
San Ramon PFA, Tax Allocation Revenue,
   Pre-Refunded, 6.90%, 2/01/24 ..............................................................            700,000            818,909
   Refunding, 6.90%, 2/01/24 .................................................................            800,000            899,256
Sand City RDA, Tax Allocation Revenue, Redevelopment Project, 6.00%, 11/01/26 ................          3,900,000          4,194,138
Santa Ana Financing Authority Revenue, Mainplace Project, Refunding, Series D,
   5.50%, 9/01/15 ............................................................................          1,250,000          1,264,988
   5.60%, 9/01/19 ............................................................................          2,000,000          2,027,320
Santa Rosa 1915 Act, Fountaingrove Parkway Extension Assessment, 7.625%, 9/02/19 .............          1,500,000          1,548,015
Southern California Public Power Authority, Southern Transmission Project,
   Sub-Crossover Refunding, 6.125%, 7/01/18 ..................................................          1,140,000          1,228,635
Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
   5.45%, 9/01/08 ............................................................................          1,775,000          1,812,524
   5.80%, 9/01/14 ............................................................................          4,000,000          4,098,280
   6.00%, 9/01/18 ............................................................................          1,000,000          1,031,900
   6.00%, 9/01/24 ............................................................................          1,100,000          1,126,774
Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding,
   Series A, 5.70%, 12/01/14 .................................................................          2,300,000          2,395,381
Suisun City PFA, Tax Allocation Revenue, Redevelopment Project,
   Escrow Term, Series A, 5.20%, 10/01/28 ....................................................          3,000,000          3,020,880
   Series A, 5.20%, 10/01/23 .................................................................            275,000            276,914
Taft PFA, Lease Revenue, Community Correctional Facility Project, Series A,
   6.05%, 1/01/17 ............................................................................          3,235,000          3,525,050
Torrance RDA, Tax Allocation,
   Downtown Redevelopment, Refunding, Series A, 5.55%, 9/01/18 ...............................          1,695,000          1,736,019
   Downtown Redevelopment, Refunding, Series A, 5.60%, 9/01/28 ...............................          1,500,000          1,533,570
   Subordinated Lien, Refunding, Series B, 5.625%, 9/01/28 ...................................          1,500,000          1,523,715
Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 .................          1,200,000          1,332,096
Union City CFD No. 1997-1, Special Tax,
   5.70%, 9/01/18 ............................................................................          1,000,000          1,015,310
   5.80%, 9/01/28 ............................................................................          2,180,000          2,231,099
University Revenues, Multiple Purpose Projects, Refunding, Series E, MBIA Insured,
   5.125%, 9/01/20 ...........................................................................            625,000            635,025
Upland COP, Refunding, California Mortgage Insured, 5.50%, 6/01/21 ...........................          2,000,000          2,074,860

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ...................        $  9,345,000        $ 10,409,396
Vallejo Hiddenbrooke Improvement District No. 1, Series A, 6.50%, 9/01/31 .................          12,830,000          13,287,390
Victor Valley Union High School District, COP, Instructional Academy Project,
   MBIA Insured, 5.80%, 11/15/21 ..........................................................           1,000,000           1,112,230
Virgin Islands PFA Revenue, Sub-Lien, Fund Loan Notes, Refunding, Series E,
   5.75%, 10/01/13 ........................................................................           1,595,000           1,661,623
   5.875%, 10/01/18 .......................................................................           1,665,000           1,734,813
   6.00%, 10/01/22 ........................................................................           2,650,000           2,781,361
Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home, Series A, 5.875%, 2/01/28 ....           1,685,000           1,727,142
West Sacramento Financing Authority, Lease Revenue, City Administration Facilities
   Project, MBIA Insured,
   5.30%, 9/01/30 .........................................................................           1,020,000           1,049,386
West Sacramento Redevelopment Agency, Tax Allocation, West Sacramento Redevelopment
   Project, MBIA Insured,
   5.00%, 9/01/29 .........................................................................           2,235,000           2,234,821
Western Placer Waste Management Authority Revenue, 6.75%, 7/01/14 .........................           7,400,000           8,162,274
Westminster COP, Public Improvements Project, Pre-Refunded, 6.00%, 6/01/22 ................           2,060,000           2,310,867
Whittier School District COP, School Facilities Project,
   5.375%, 9/01/22 ........................................................................           1,055,000           1,061,666
   5.40%, 9/01/29 .........................................................................           1,725,000           1,732,620
Winton Water and Sanitation District, COP, Wastewater System Improvement Project,
   Refunding, MBIA Insured,
   5.25%, 3/01/28 .........................................................................           1,500,000           1,535,700
                                                                                                                        -----------
TOTAL LONG TERM INVESTMENTS (COST $539,242,079) ...........................................                             568,054,550
                                                                                                                        ===========

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                            PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.6%
California Health Facilities Financing Authority Revenue, Saint Joseph Health
   System, Refunding, Series A, Daily VRDN and  Put, 3.20%, 7/01/13 ............          $ 1,900,000        $   1,900,000
California PCFA Revenue, Shell Oil Co., Refunding, Series A, Daily VRDN and Put,
   3.20%, 10/01/07 .............................................................              600,000              600,000
Chula Vista IDR, San Diego Gas, Refunding, Series A, Daily VRDN and Put, 3.10%,
   7/01/21 .....................................................................            2,800,000            2,800,000
Irvine 1915 Act, AD No. 89-10, Daily VRDN and Put, 3.25%, 9/02/15 ..............              100,000              100,000
Irvine 1915 Act, AD No. 97-16, Northwest Irvine Project, Daily VRDN and Put,
   3.25%, 9/02/22 ..............................................................            1,800,000            1,800,000
Irvine Ranch Water District,
   Construction Bonds, Daily VRDN and Put, 3.25%, 10/01/05 .....................            1,000,000            1,000,000
   COP, Capital Improvement Project, Daily VRDN and Put, 3.10%, 8/01/16 ........            1,000,000            1,000,000
                                                                                                             -------------
TOTAL SHORT TERM INVESTMENTS (COST $9,200,000) .................................                                 9,200,000
                                                                                                             -------------
TOTAL INVESTMENTS (COST $548,442,079) 100.8% ...................................                               577,254,550
OTHER ASSETS, LESS LIABILITIES (.8)% ...........................................                                (4,430,492)
                                                                                                             -------------
NET ASSETS 100.0% ..............................................................                             $ 572,824,058
                                                                                                             =============


See Glossary of Terms on page 62.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on the when-issued or delayed delivery basis.


50                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights


FRANKLIN HAWAII MUNICIPAL BOND FUND

                                                                                          CLASS I
                                                      ------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                                       NOVEMBER 30, 1998    --------------------------------------------------------
                                                         (UNAUDITED)         1998        1997        1996        1995        1994
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $ 11.16          $ 10.79     $ 10.54     $ 10.67     $ 10.36     $ 10.80
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .29              .58         .60         .60         .60         .62
 Net realized and unrealized gains (losses) ........           .14              .38         .25        (.13)        .31        (.46)
                                                      ------------------------------------------------------------------------------
Total from investment operations ...................           .43              .96         .85         .47         .91         .16
                                                      ------------------------------------------------------------------------------
Less distributions from net investment income ......          (.30)            (.59)       (.60)       (.60)       (.60)       (.60)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period .....................       $ 11.29          $ 11.16     $ 10.79     $ 10.54     $ 10.67     $ 10.36
                                                      ==============================================================================

Total return* ......................................          3.87%            9.10%       8.23%       4.49%       9.26%       1.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $49,082          $45,138     $40,003     $38,805     $36,827     $26,904
Ratios to average net assets:
 Expenses ..........................................           .40%**           .40%        .39%        .35%        .20%        .05%
 Expenses excluding waiver and payments by affiliate           .82%**           .81%        .83%        .84%        .87%        .92%
 Net investment income .............................          5.18%**          5.32%       5.59%       5.63%       6.02%       5.76%
Portfolio turnover rate ............................          1.97%           23.18%      13.40%      16.01%      22.88%      31.35%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized


                       See notes to financial statements.                     51

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                                         PRINCIPAL
 FRANKLIN HAWAII MUNICIPAL BOND FUND                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ...............................................................     $  200,000     $  219,970
    6.70%, 10/01/23 ...............................................................      1,000,000      1,094,110
 Guam Government, Limited Obligation Highway, Refunding, Series A, FSA Insured,
    6.30%, 5/01/12 ................................................................        280,000        304,755
 Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ..........................        300,000        319,131
 Hawaii State Airport System Revenue,
    Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ...................        300,000        325,623
    Second Series 1990, FGIC Insured, 7.50%, 7/01/20 ..............................         60,000         64,526
    Second Series 1991, 7.00%, 7/01/18 ............................................      1,520,000      1,634,304
    Second Series 1991, MBIA Insured, 6.75%, 7/01/21 ..............................        200,000        216,690
    Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ..............................        400,000        479,072
(b)Hawaii State COP, Kapolei State Office Building, Series A, AMBAC Insured,
    5.00%, 5/01/18 ................................................................      1,000,000        988,940
 Hawaii State Department of Budget and Finance, Special Purpose Revenue,
    Hawaii Electric Light Co. Project, Mortgage, 7.20%, 12/01/14 ..................        100,000        105,061
    Hawaiian Electric Co. and Subsidiaries, Mortgage, MBIA Insured, 6.55%, 12/01/22      3,425,000      3,801,613
    Hawaiian Electric Co., Mortgage, Series A, MBIA Insured, 6.60%, 1/01/25 .......      1,950,000      2,201,511
    Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .......        500,000        547,080
    Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 ........................        100,000        105,234
    Kapiolani Health Care System, Mortgage, Refunding, 6.40%, 7/01/13 .............        600,000        648,150
    Kapiolani Health Care System, Mortgage, Refunding, 6.00%, 7/01/19 .............        125,000        132,628
    Kapiolani Health Obligation, 6.25%, 7/01/21 ...................................      1,100,000      1,198,010
    Pali Momi Medical Center Project, Mortgage, Pre-Refunded, 7.65%, 7/01/19 ......        105,000        117,153
    Queens Health System, Refunding, Series A, 6.05%, 7/01/16 .....................      1,000,000      1,095,890
    Queens Health System, Refunding, Series A, 6.00%, 7/01/20 .....................        120,000        130,328
    Queens Health System, Refunding, Series A, 5.75%, 7/01/26 .....................      1,500,000      1,578,885
    Queens Health System, Series B, MBIA Insured, 5.25%, 7/01/23 ..................        500,000        511,305
    Queens Health System, Series B, MBIA Insured, 5.00%, 7/01/28 ..................        750,000        757,200
    Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 7/01/22 .....        500,000        549,395
    St. Francis Medical Centers, Mortgage, Refunding, FSA Insured, 6.50%, 7/01/22 .      1,100,000      1,209,494
    Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 .............................        600,000        602,040
    Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 .............................      2,040,000      2,045,141
    Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 .............................      2,410,000      2,436,847
 Hawaii State Department of Transportation, Special Facilities Revenue, Matson
    Terminals, Inc., Refunding, 5.75%, 3/01/13 ....................................         75,000         78,470
 Hawaii State GO,
    Series BW, 6.375%, 3/01/11 ....................................................        100,000        117,083
    Series CA, 6.00%, 1/01/09 .....................................................        100,000        113,430
    Series CP, FGIC Insured, 5.00%, 10/01/16 ......................................        900,000        905,931
 Hawaii State Harbor, Capital Improvement Revenue,
    Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 ..........................      1,000,000      1,103,130
    Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 .........................        500,000        554,360
    Series 1990, MBIA Insured, 7.25%, 7/01/10 .....................................         70,000         74,802
    Series 1990, MBIA Insured, 7.00%, 7/01/17 .....................................         80,000         85,185
    Series 1992, FGIC Insured, 6.50%, 7/01/19 .....................................        200,000        219,766
 Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental
    Housing Program, Series A,
    6.00%, 7/01/15 ................................................................      1,000,000      1,058,290
    6.05%, 7/01/22 ................................................................        750,000        793,095
    6.10%, 7/01/30 ................................................................        250,000        264,335

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN HAWAII MUNICIPAL BOND FUND                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue, Series A,
   7.10%, 7/01/24 .................................................................     $   465,000     $  495,458
   6.00%, 7/01/26 .................................................................         255,000        263,438
Honolulu City and County GO,
   Refunding, Series 1992, 6.00%, 12/01/14 ........................................         150,000        170,661
   Series A, Pre-Refunded, 6.70%, 8/01/07 .........................................          75,000         81,428
   Series A, Pre-Refunded, 6.70%, 8/01/11 .........................................         100,000        108,570
   Series B, 5.00%, 11/01/17 ......................................................         600,000        602,982
   Series B, Pre-Refunded, 6.125%, 6/01/14 ........................................       1,000,000      1,111,930
Honolulu City and County, MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ..       1,205,000      1,305,244
Honolulu City and County Water Supply Board, Water System Revenue, 5.80%, 7/01/21 .       1,785,000      1,945,275
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ...............         220,000        250,831
Maui County Board, Water Supply Revenue, Series A, FGIC Insured, Pre-Refunded,
   6.70%, 12/01/11 ................................................................         100,000        109,475
Maui County GO,
   Refunding, Series 1992, Pre-Refunded, 6.05%, 9/01/07 ...........................          50,000         52,607
   Refunding, Series 1992, Pre-Refunded, 6.10%, 9/01/08 ...........................         300,000        315,894
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/11 ...........................         385,000        404,993
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/13 ...........................         150,000        157,790
   Series C, FGIC Insured, 5.20%, 3/01/17 .........................................         575,000        587,736
Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A,
   6.40%, 3/15/28 .................................................................       1,000,000        990,470
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series T, Pre-Refunded, 6.625%, 7/01/18 ........................................         315,000        350,305
   Series Y, 5.50%, 7/01/26 .......................................................         800,000        835,688
Puerto Rico Electric Power Authority Revenue,
   Series O, 7.125%, 7/01/14 ......................................................          60,000         62,308
   Series O, Pre-Refunded, 7.125%, 7/01/14 ........................................          55,000         57,130
   Series T, Pre-Refunded, 6.375%, 7/01/24 ........................................       1,000,000      1,139,080
Puerto Rico Industrial, Medical and Environmental Facilities Revenue PCFA, PepsiCo,
   Inc. Project, 6.25%, 11/15/13 ..................................................         350,000        385,035
Puerto Rico Industrial Tourist, Medical and Environmental Facilities Revenue,
   Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...................................         850,000        843,574
Puerto Rico PBA, Guaranteed, Public Education and Health Facilities, Refunding,
   Series M, 5.75%, 7/01/15 .......................................................         900,000        949,014
Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 .....       1,230,000      1,306,640
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
   Refunding, Series A, 5.625%, 10/01/25 ..........................................       1,900,000      1,953,599
Virgin Islands Water and Power Authority, Electric System Revenue, Refunding,
   5.30%, 7/01/18 .................................................................         500,000        505,155
                                                                                                        ----------
TOTAL LONG TERM INVESTMENTS (COST $45,129,380) ....................................                     48,130,273
                                                                                                        ----------

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                       PRINCIPAL
 FRANKLIN HAWAII MUNICIPAL BOND FUND                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.8%
Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System,
   Series A, Weekly VRDN and Put, 3.20%, 7/01/24 .................................     $  800,000     $   800,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.90%, 12/01/15 ..........................................        100,000         100,000
                                                                                                      -----------
TOTAL SHORT TERM INVESTMENTS (COST $900,000) .....................................                        900,000
                                                                                                      -----------
TOTAL INVESTMENTS (COST $46,029,380) 99.9% .......................................                     49,030,273
OTHER ASSETS, LESS LIABILITIES .1% ...............................................                         51,619
                                                                                                      -----------
NET ASSETS 100.0% ................................................................                    $49,081,892
                                                                                                      ===========


See Glossary of Terms on page 62.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


54                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights


FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                       CLASS I
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                           YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 1998      ----------------------------------------------------------
                                                    (UNAUDITED)           1998        1997         1996         1995        1994+
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $ 11.27            $ 10.71     $ 10.40      $ 10.53      $10.11      $10.00
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................          .28                .57         .58          .56         .52         .01
 Net realized and unrealized gains (losses) ....          .15                .56         .33         (.09)        .35         .10

                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          .43               1.13         .91          .47         .87         .11
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (.28)              (.57)       (.60)        (.60)       (.45)       --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................      $ 11.42            $ 11.27     $ 10.71      $ 10.40      $10.53      $10.11
                                                  =================================================================================

Total return* ..................................         3.87%             10.75%       8.95%        4.50%       8.97%       1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $58,097            $44,526     $26,708      $13,956      $5,986      $2,224
Ratios to average net assets:
 Expenses ......................................          .40%**             .40%        .40%         .33%        .10%        .03%**
 Expenses excluding waiver and payments
 by affiliate ..................................          .80%**             .81%        .84%         .91%        .92%       1.05%**
 Net investment income .........................         4.92%**            5.12%       5.51%        5.67%       6.02%       1.89%**
Portfolio turnover rate ........................         6.42%             37.67%      27.60%       27.23%      24.71%      22.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized

+For the period May 10, 1994 (effective date) to May 31, 1994.


                       See notes to financial statements.                     55

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                                                  PRINCIPAL
FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                             AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.4%
Carroll County IDBR, Henry I. Siegel Co., Inc. Project, Refunding, 7.20%, 4/01/05 ........       $  500,000       $  520,770
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic
   Health Initiatives, Refunding, Series A, 5.00%, 12/01/18 ..............................        1,000,000          988,790
   Series A, 5.00%, 12/01/28 .............................................................        1,000,000          974,230
Cleveland Water and Sewer, FGIC Insured, 5.375%, 9/01/28 .................................        1,000,000        1,027,650
Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21 .....................          500,000          527,535
Dickson Electric System Revenue, MBIA Insured, 5.50%, 9/01/16 ............................        1,220,000        1,297,019
Eastside Utility District, Hamilton County, Waterworks Revenue, Refunding,
   MBIA Insured, 5.25%, 11/01/17 .........................................................          800,000          824,096
Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 ....        1,000,000        1,018,500
Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA
   Insured, 6.00%, 10/01/26 ..............................................................        1,000,000        1,060,870
Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 .....................          500,000          524,775
Hardeman County GO, FGIC Insured, 5.625%, 4/01/24 ........................................          880,000          932,624
Harpeth Valley Utilities District, Davidson and Williamson Counties Revenue,
   Utilities Improvement, MBIA Insured, 5.00%, 9/01/28 ...................................        1,430,000        1,401,686
Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24          500,000          562,550
Humphreys County IDB, Solid Waste Disposal Revenue, Du Pont (E.I.) De Nemours
   and Co. Project, 6.70%, 5/01/24 .......................................................          800,000          892,136
Jackson GO, Refunding and Improvement, MBIA Insured, 5.125%, 3/01/16 .....................        1,000,000        1,017,070
Jackson Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/18 .................          300,000          299,244
Johnson City Health and Educational Facilities Board,
   (b)Medical Center Hospital, Hospital Revenue, Refunding and Improvement,
   MBIA Insured, 5.25%, 7/01/28 ..........................................................        2,000,000        2,005,240
   Pine Oaks Assisted Project, Mortgage Revenue, Series A, GNMA Secured, 5.90%, 6/20/37 ..        1,400,000        1,461,292
Johnson City Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ...............          500,000          553,070
Johnson City Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ..................................          100,000          109,368
Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded,
   6.70%, 5/01/20 ........................................................................          100,000          117,165
Knox County First Utility District, Water and Sewer Revenue, Refunding and
   Improvement, Series A, MBIA Insured, 5.625%, 12/01/19 .................................        1,000,000        1,070,000
Knox County Health, Educational and Housing Board, Hospital Facilities Revenue,
   Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ........................        1,250,000        1,374,925
   Mercy Health Systems, Refunding, Series B, 5.875%, 9/01/15 ............................          345,000          370,468
Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA
   Insured, 5.95%, 3/01/28 ...............................................................          250,000          264,818
Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
   FSA Insured, 5.40%, 1/01/23 ...........................................................          660,000          681,325
   Refunding, MBIA Insured, 6.10%, 1/01/19 ...............................................          100,000          109,500
(b)Knoxville Electric Revenue, Refunding and Improvement Systems, Series S,
   5.10%, 7/01/24 ........................................................................        2,000,000        2,001,160
Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project,
   6.20%, 2/01/23 ........................................................................        1,305,000        1,393,479
Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ..............................          150,000          167,699
Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 ......          620,000          687,041
McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ..............          500,000          562,550
Memphis GO, Pre-Refunded, 5.75%, 8/01/15 .................................................          500,000          538,250
Memphis Health, Educational and Housing Facility Board, Mortgage Revenue,
   Edgewater Terrace, Refunding, FHA/GNMA Secured, 7.375%, 1/20/27 .......................          150,000          160,244
   MF River Trace II, Refunding, Series A, 6.45%, 4/01/26 ................................          100,000          106,854
Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%, 9/01/15 .          500,000          528,920
Memphis-Shelby County Airport Authority, Special Facilities and Project
   Revenue, Federal Express Corp., 6.75%, 9/01/12 ........................................          100,000          109,032
Metropolitan Government of Nashville and Davidson County GO, Refunding, 5.125%, 5/15/25 ..        1,000,000        1,008,430

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                         PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                   AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

Metropolitan Government of Nashville and Davidson County,
   Electric Revenue, Refunding, Series A, Pre-Refunded, 6.00%, 5/15/17 ..........       $  200,000       $  218,290
   Electric Revenue, Series A, 5.20%, 5/15/23 ...................................        1,000,000        1,016,370
   Health and Educational Facilities Board Revenue, Meharry Medical College
     Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 .....................          150,000          176,030
   Health and Educational Facilities Board Revenue, Mortgage, Dandridge
     Towers, Refunding, Series A, 6.375%, 1/01/11 ...............................          500,000          532,745
   Health and Educational Facilities Board Revenue, Multi-Modal Health Facility,
     Asset Guaranty Insurance Co. Insured, 5.50%, 5/01/23 .......................          995,000        1,037,954
   Health and Educational Facilities Board Revenue, The Vanderbilt University,
     Refunding, Series A, 5.375%, 7/01/18 .......................................          700,000          724,241
   Health and Educational Facilities Board Revenue, The Vanderbilt University,
     Refunding, Series B, 5.00%, 10/01/28 .......................................        2,750,000        2,728,743
   Public Improvements, 5.875%, 5/15/26 .........................................        1,000,000        1,082,150
   Sports Authority Revenue, Stadium Public Improvement Project, AMBAC Insured,
     5.875%, 7/01/21 ............................................................        1,775,000        1,926,177
   Water and Sewer Revenue, Refunding, 5.50%, 1/01/16 ...........................          620,000          620,211
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured,
     6.60%, 7/01/15 .............................................................          205,000          221,941
Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 ..          180,000          206,309
Montgomery County Health Educational and Housing Facility Board, Hospital
   Revenue, Clarksville Regional Health System, Refunding and Improvement,
   5.375%, 1/01/28 ..............................................................        3,000,000        2,962,920
Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
   Series A, 6.40%, 3/15/28 .....................................................          300,000          297,141
Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ...................          100,000          106,083
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.50%, 7/01/23 .................................................          100,000          114,397
   Public Improvement, Refunding, 5.75%, 7/01/17 ................................          750,000          807,075
Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue,
   Series Y, Pre-Refunded, 6.00%, 7/01/22 .......................................          500,000          570,355
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series X, 5.50%, 7/01/25 ..........................................          500,000          515,260
   Series R, Pre-Refunded, 6.25%, 7/01/17 .......................................          100,000          109,784
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
   Facilities Financing Authority, Hospital Revenue, Hospital Auxilio Mutuo
   Obligation Group, Series A, MBIA Insured, 6.25%, 7/01/24 .....................          200,000          222,720
Puerto Rico Ports Authority Revenue, Special Facilities, American Airlines,
   Series A, 6.25%, 6/01/26 .....................................................          600,000          653,112
Shelby County Health, Educational and Housing Facilities Board, Hospital Revenue,
   MBIA Insured,
   5.30%, 8/01/15 ...............................................................          490,000          508,566
   5.00%, 4/01/18 ...............................................................        1,000,000          988,940
Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 .................          530,000          571,616
South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 ...................          300,000          330,318
Sullivan County IDBR, Brandymill, Refunding, Series I-A, GNMA Secured,
   6.35%, 7/20/27 ...............................................................          350,000          377,703
Tennessee HDA,
   Homeownership Program, 5.375%, 7/01/23 .......................................        1,000,000        1,011,560
   Homeownership Program, Issue 4A, 6.375%, 7/01/22 .............................          800,000          852,760
   Homeownership Program, Series 3, 5.85%, 7/01/23 ..............................          320,000          331,734
   Mortgage Finance, Series A, 6.90%, 7/01/25 ...................................          200,000          218,154
   Mortgage Finance, Series B, 6.60%, 7/01/25 ...................................          190,000          204,525
   Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 .....................          630,000          669,538
Tennessee State Local Development Authority Revenue,
   Community Provider Pooled Loan Program, 6.55%, 10/01/23 ......................          100,000          109,190
   State Loan Program, Refunding, Series A, MBIA Insured, 5.125%, 3/01/22 .......          150,000          152,138

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                        PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                  AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)


Tennessee State School Board Authority, Higher Educational Facilities,
   2nd Program, Series A, 5.00%, 5/01/28 .....................................       $  1,000,000        $    972,930
   Series A, Pre-Refunded, 6.25%, 5/01/22 ....................................            100,000             109,420
Virgin Islands Public Finance Authority Revenue, Senior Lien, Fund Loan Notes,
   Refunding, Series A, 5.50%, 10/01/18 ......................................          1,000,000           1,015,570
White House Utility District, Robertson and Sumner Counties Waterworks System
   Revenue, Refunding, Series B, 5.375%, 1/01/19 .............................          1,890,000           1,949,213
Wilson County COP,
   Educational Facilities, 6.125%, 6/30/10 ...................................            220,000             238,378
   FSA Insured, 5.25%, 3/30/18 ...............................................          1,000,000           1,027,450
                                                                                                         ------------
TOTAL LONG TERM INVESTMENTS (COST $54,913,302) ...............................                             57,740,086
                                                                                                         ------------
(a) SHORT TERM INVESTMENTS 1.5%
Metropolitan Nashville Airport Authority Revenue, Refunding and Improvement,
   FGIC Insured, Weekly VRDN and Put, 3.20%, 7/01/19 .........................            100,000             100,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.90%, 12/01/15 ......................................            100,000             100,000
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
   Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 2.75%, 7/01/28 .....            400,000             400,000
Sullivan County IDB, PCR, Mead Corp. Project, Refunding, Daily VRDN and Put,
   3.20%, 10/01/16 ...........................................................            300,000             300,000
                                                                                                         ------------
TOTAL SHORT TERM INVESTMENTS (COST $900,000) .................................                                900,000
                                                                                                         ------------
TOTAL INVESTMENTS (COST $55,813,302) 100.9% ..................................                             58,640,086
OTHER ASSETS, LESS LIABILITIES (.9)% .........................................                               (543,454)
                                                                                                         ------------
NET ASSETS 100.0% ............................................................                           $ 58,096,632
                                                                                                         ============


See Glossary of Terms on page 62.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



58                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights


FRANKLIN WASHINGTON MUNICIPAL BOND FUND

                                                                          CLASS I
                                                 ---------------------------------------------------------

                                                SIX MONTHS ENDED
                                                NOVEMBER 30, 1998            YEAR ENDED MAY 31,
                                                                 -----------------------------------------
                                                (UNAUDITED)    1998       1997     1996     1995     1994
PER SHARE OPERATING PERFORMANCE                  ---------------------------------------------------------
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........  $ 10.48      $ 10.09    $ 9.80   $ 9.90   $ 9.55   $ 9.99
                                                 ---------------------------------------------------------
Income from investment operations:
 Net investment income ........................      .28          .57       .58      .56      .56      .51
 Net realized and unrealized gains (losses) ...      .14          .41       .29     (.08)     .36     (.46)
                                                 ---------------------------------------------------------
Total from investment operations ..............      .42          .98       .87      .48      .92      .05
                                                 ---------------------------------------------------------
Less distributions from:
 Net investment income ........................     (.30)        (.59)     (.58)    (.58)    (.57)    (.47)
 Net realized gains ...........................     --           --        --       --       --       (.02)
                                                 ---------------------------------------------------------
Total distributions ...........................     (.30)        (.59)     (.58)    (.58)    (.57)    (.49)
                                                 ---------------------------------------------------------
Net asset value, end of period ................  $ 10.60      $ 10.48    $10.09   $ 9.80   $ 9.90   $ 9.55
                                                 ---------------------------------------------------------
Total return* .................................     4.03%        9.87%     9.04%    4.91%   10.10%    2.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $11,761      $10,376    $8,361   $7,718   $5,741   $4,272
Ratios to average net assets:
 Expenses .....................................      .10%**       .10%      .10%     .10%     .10%     .05%
 Expenses excluding waiver and payments
 by affiliate .................................      .85%**       .84%      .90%     .92%    1.05%     .71%
 Net investment income ........................     5.38%**      5.54%     5.81%    5.81%    6.13%    5.59%
Portfolio turnover rate .......................     2.05%        6.94%     7.73%   19.13%   18.46%   39.52%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized



                      See notes to financial statements.                      59

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                                                          PRINCIPAL
FRANKLIN WASHINGTON MUNICIPAL BOND FUND                                                                   AMOUNT       VALUE
LONG TERM INVESTMENTS 96.2%
Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ................................................     $100,000     $107,467
Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ........................................      100,000      106,611
Bellingham Housing Authority Revenue,
   Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 ...........................................      200,000      232,342
   Pacific Rim and Cascade Meadows Projects, Refunding, MBIA Insured, 5.20%, 11/01/27 ...............      200,000      201,532
Chelan County PUD No. 1, Chelan Hydroelectric Revenue, Series A, FSA Insured, 5.25%, 7/01/33 ........      200,000      201,372
Clark County School District No. 114, Evergreen School, Refunding, AMBAC Insured, Pre-Refunded,
   5.95%, 12/01/12 ..................................................................................      100,000      111,795
Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...........................................      200,000      213,338
Conservation and Renewable Energy System Revenue, Washington Conservation Project, 6.50%, 10/01/14         400,000      434,492
Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ....................      100,000      110,152
Federal Way GO, Refunding, 5.85%, 12/01/21 ..........................................................      100,000      105,157
Grant County PUD No. 2,
   Priest Rapids Hydroelectric Revenue, Second Series, Series B, MBIA Insured, 5.875%, 1/01/26 ......      100,000      107,526
   (b)Wanapum Hydroelectric Revenue, Refunding, Second Series, Series A, MBIA Insured, 5.20%, 1/01/23      250,000      250,198
   Wanapum Hydroelectric Revenue, Second Series, Series A, Pre-Refunded, 6.375%, 1/01/23 ............      250,000      273,360
King County GO, Sewer District, 5.875%, 1/01/15 .....................................................      100,000      108,314
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 .......................      175,000      185,290
King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .................................      100,000      108,889
King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 ........................      100,000      111,604
King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .............................      200,000      215,486
Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24 ................      200,000      207,546
Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp., 5.80%, 9/01/29 ..................      375,000      379,549
Pierce County Sewer Revenue, 5.70%, 2/01/17 .........................................................      100,000      104,646
Pilchuck Development Public Corp., Special Facilities Airport Revenue, Tramco, Inc. Project, B.F
   Goodrich, 6.00%, 8/01/23 .........................................................................      800,000      831,016
Port of Seattle Revenue, Series B,
   6.00%, 11/01/17 ..................................................................................      180,000      186,961
   Pre-Refunded, 6.00%, 11/01/17 ....................................................................       20,000       21,509
SeaTac GO, MBIA Insured, 6.50%, 12/01/13 ............................................................      450,000      503,073
Seattle Housing Authority, Low Income Housing Assistance Revenue, Kin On Project, GNMA Secured,
   7.40%, 11/20/36 ..................................................................................       99,000      115,364
Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 1/01/32 ................      200,000      212,080
Seattle Water Systems Revenue, FGIC Insured, 5.00%, 10/01/23 ........................................      300,000      298,710
Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..................................................      100,000      108,266
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..................................      200,000      212,746
Snohomish County PUD No. 1,
   Electric and Generation Systems Revenue, Refunding, FGIC Insured, 6.00%, 1/01/18 .................      200,000      213,850
   Water Revenue, 5.85%, 11/01/17 ...................................................................      100,000      100,892
Spokane County GO, Refunding, 6.00%, 12/01/14 .......................................................      130,000      143,615
Spokane County Water District No. 3 Revenue, Refunding, 5.90%, 1/01/14 ..............................      100,000      101,830
Stevens County Public Corp., PCR, Refunding, Water Power Co. Project, 6.00%, 12/01/23 ...............      300,000      316,980
Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .........................................................      100,000      109,478
Tacoma Electric Systems Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 ............................      200,000      219,296
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .................................................      300,000      314,112
Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 .........................      100,000      117,721
Tacoma Water Revenue, FGIC Insured, 5.25%, 12/01/16 .................................................      100,000      103,809
University of Washington, Alumni Association, Lease Revenue, Medical Center Roosevelt II, FSA
   Insured, 6.30%, 8/15/14 ..........................................................................      500,000      557,720
Washington State COP, Office Building Project, Series A, MBIA Insured, 6.00%, 4/01/12 ...............      100,000      105,486

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                       PRINCIPAL
 FRANKLIN WASHINGTON MUNICIPAL BOND FUND                                                AMOUNT             VALUE
 ------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 Washington State Health Care Facilities Authority Revenue,
    Children's Hospital and Regional Medical Center, FSA Insured, 5.00%, 10/01/28    $    400,000      $    392,072
    Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 .....................          250,000           245,890
    Multicare Medical Center, FGIC Insured, Pre-Refunded, 5.75%, 8/15/22 .......          100,000           108,587
    Swedish Health Services, AMBAC Insured, 5.50%, 11/15/28 ....................          500,000           518,170
 Washington State Higher Education Facilities Authority Revenue,
    Pacific Lutheran University Project, Refunding, Connie Lee Insured,
    5.70%, 11/01/26 ............................................................          200,000           214,056
 Washington State Housing Finance Commission, SF Program,
    Series 1A-1, GNMA/FNMA Secured, 6.25%, 6/01/16 .............................          100,000           106,939
    Series 1A-3, GNMA/FNMA Secured, 6.15%, 12/01/15 ............................          200,000           212,554
    Series 2N, GNMA/FNMA Secured, 6.05%, 12/01/16 ..............................          100,000           105,730
    Series 3A, GNMA/FNMA Secured, 5.75%, 12/01/28 ..............................          195,000           200,885
 Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 7/01/22 .           60,000            64,757
 Washington State Motor Vehicle Fuel Tax GO, Series D, 6.00%, 9/01/20 ..........          240,000           261,451
 Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 ...........          100,000           109,904
                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $10,600,073) ................................                         11,312,175
                                                                                                       ------------
 (a) SHORT TERM INVESTMENTS 4.2%
 Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
    Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 3.05%, 7/01/28 ......          200,000           200,000
 Washington State Health Care Facilities Authority Revenue, Sisters Providence,
    Series C, Daily VRDN and Put, 3.05%, 10/01/05 ..............................          200,000           200,000
    Series D, Daily VRDN and Put, 3.10%, 10/01/05 ..............................          100,000           100,000
                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $500,000) ..................................                            500,000
                                                                                                       ------------
 TOTAL INVESTMENTS (COST $11,100,073) 100.4% ...................................                         11,812,175
 OTHER ASSETS, LESS LIABILITIES (.4)% ..........................................                            (50,741)
                                                                                                       ------------
 NET ASSETS 100.0% .............................................................                       $ 11,761,434
                                                                                                       ============

See Glossary of Terms on page 62.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.                     61

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
CDA       - Community Development Agency
CFD       - Community Facilities District
CHFCLP    - California Health Facilities Construction Loan Program
COP       - Certificate of Participation
EDC       - Economic Development Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Corp.
FHA       - Federal Housing Authority/Agency
FNMA      - Fannie Mae
FSA       - Financial Security Assistance (Some of the securities shown as FSA
            Insured were originally insured by Capital Guaranty Insurance Co.
            (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA      - Ginnie Mae
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HMR       - Home Mortgage Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDR       - Industrial Development Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage Backed Securities
MFHR      - Multi-Family Housing Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
PUD       - Public Utility district
RDA       - Redevelopment Agency
SF        - Single Family
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
USD       - Unified School District

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)




                                            FRANKLIN          FRANKLIN             FRANKLIN          FRANKLIN         FRANKLIN
                                            ARKANSAS         CALIFORNIA            HAWAII            TENNESSEE        WASHINGTON
                                            MUNICIPAL        HIGH YIELD            MUNICIPAL         MUNICIPAL        MUNICIPAL
                                            BOND FUND       MUNICIPAL FUND         BOND FUND         BOND FUND        BOND FUND
                                          ----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................     $  37,308,691      $ 548,442,079      $  46,029,380      $  55,813,302     $  11,100,073
                                          ========================================================================================
  Value .............................        38,639,555        577,254,550         49,030,273         58,640,086        11,812,175
 Cash ...............................           356,151            147,572             62,594            239,309            16,607
 Receivables:
  Investment securities sold ........         3,080,226               --                 --            2,080,256             5,000
  Capital shares sold ...............            63,613          1,099,694            196,724            367,688              --
  Interest ..........................           631,991          9,353,675          1,032,006            876,635           199,713
                                          ----------------------------------------------------------------------------------------
      Total assets ..................        42,771,536        587,855,491         50,321,597         62,203,974        12,033,495
                                          ----------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...         2,987,077         11,420,144            984,637          3,983,453           249,664
  Capital shares redeemed ...........              --            1,924,270            123,376              1,188              --
  Affiliates ........................             4,109            277,556             13,924             12,377             2,277
  Shareholders ......................            23,542            429,981             47,844             28,679             2,657
 Distributions to shareholders ......            56,195            795,823             68,612             81,645            17,463
 Other liabilities ..................              --              183,659              1,312               --                --
                                          ----------------------------------------------------------------------------------------
      Total liabilities .............         3,070,923         15,031,433          1,239,705          4,107,342           272,061
                                          ----------------------------------------------------------------------------------------
       Net assets, at value .........     $  39,700,613      $ 572,824,058      $  49,081,892      $  58,096,632     $  11,761,434
                                          ========================================================================================
Net assets consist of:
 Undistributed net investment income      $      39,301      $        --        $      92,751      $      31,708     $      20,751
 Accumulated distributions in excess
    of net investment income ........              --             (606,133)              --                 --                --
 Net unrealized appreciation ........         1,330,864         28,812,471          3,000,893          2,826,784           712,102
 Accumulated net realized gain (loss)           (18,052)        (2,075,444)          (543,230)           140,536          (131,560)
 Capital shares .....................        38,348,500        546,693,164         46,531,478         55,097,604        11,160,141
                                          ----------------------------------------------------------------------------------------
       Net assets, at value .........     $  39,700,613      $ 572,824,058      $  49,081,892      $  58,096,632     $  11,761,434
                                          ========================================================================================


                       See notes to financial statements.                     63

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)


STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 1998 (UNAUDITED)




                                        FRANKLIN             FRANKLIN          FRANKLIN            FRANKLIN              FRANKLIN
                                        ARKANSAS            CALIFORNIA          HAWAII             TENNESSEE             WASHINGTON
                                        MUNICIPAL           HIGH YIELD         MUNICIPAL           MUNICIPAL             MUNICIPAL
                                        BOND FUND          MUNICIPAL FUND      BOND FUND           BOND FUND             BOND FUND
CLASS I:
 Net assets, at value ...............  $  39,700,613      $ 511,420,322       $49,081,892      $    58,096,632      $    11,761,434
                                       ============================================================================================
 Shares outstanding .................      3,591,050         47,209,852         4,346,709            5,087,465            1,109,558
                                       ============================================================================================
 Net asset value per share* .........  $       11.06      $       10.83       $     11.29      $         11.42      $         10.60
                                       ============================================================================================
 Maximum offering price per share
 (net asset value per share divided    $       11.55      $       11.31       $     11.79      $         11.93      $         11.07
 by 95.75%                             ============================================================================================

CLASS II:
 Net assets, at value ...............           --        $  61,403,736              --                   --                   --
                                       ============================================================================================
 Shares outstanding .................           --            5,653,949              --                   --                   --
                                       ============================================================================================
 Net asset value per share* .........           --        $       10.86              --                   --                   --
                                       ============================================================================================
 Maximum offering price per share
 (net asset value per share divided             --        $       10.97              --                   --                   --
 by 99.00%)                            ============================================================================================

                                       ============================================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

64                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)




                                                FRANKLIN        FRANKLIN          FRANKLIN          FRANKLIN        FRANKLIN
                                                ARKANSAS        CALIFORNIA         HAWAII           TENNESSEE      WASHINGTON
                                                MUNICIPAL       HIGH YIELD        MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                BOND FUND     MUNICIPAL FUND      BOND FUND         BOND FUND       BOND FUND
                                               --------------------------------------------------------------------------------
Investment income:
 Interest .................................    $    872,683     $ 14,876,713     $  1,314,901     $  1,371,443     $    300,676
                                               ================================================================================
Expenses:
 Management fees (Note 3) .................         102,935        1,284,764          147,431          161,364           34,377
 Distribution fees (Note 3)
  Class I .................................          16,454          231,826           23,591           25,820            5,500
  Class II ................................            --            167,435             --               --               --
 Transfer agent fees (Note 3) .............           4,158           55,507            9,618            6,003            1,860
 Custodian fees ...........................             165            2,051              271              208               58
 Reports to shareholders ..................           1,933           25,592            4,349            3,205              897
 Registration and filing fees .............           2,875           21,275              876            3,425            1,080
 Professional fees ........................           1,379            9,894            1,616            1,613              953
 Trustees' fees and expenses ..............           1,799            9,340            2,820            2,660              700
 Other ....................................           1,274            4,048            1,767            1,826            1,366
                                               --------------------------------------------------------------------------------
      Total expenses ......................         132,972        1,811,732          192,339          206,124           46,791
      Expenses waived/paid by affiliate
       (Note 3) ...........................        (116,518)        (590,200)         (98,028)        (103,000)         (41,291)
                                               --------------------------------------------------------------------------------
       Net expenses .......................          16,454        1,221,532           94,311          103,124            5,500
                                               --------------------------------------------------------------------------------
        Net investment income .............         856,229       13,655,181        1,220,590        1,268,319          295,176
                                               --------------------------------------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from investments           11,483          205,549            2,579            4,688           (4,874)
 Net unrealized appreciation on investments         182,140        9,071,967          555,860          654,002          138,393
                                               --------------------------------------------------------------------------------
Net realized and unrealized gain ..........         193,623        9,277,516          558,439          658,690          133,519
                                               --------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations ..........................    $  1,049,852     $ 22,932,697     $  1,779,029     $  1,927,009     $    428,695
                                               ================================================================================

                       See notes to financial statements.                     65

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998



                                                      FRANKLIN ARKANSAS                  FRANKLIN CALIFORNIA HIGH
                                                     MUNICIPAL BOND FUND                   YIELD MUNICIPAL FUND
                                                ---------------------------------------------------------------------
                                                 SIX MONTHS ENDED    YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                                 NOVEMBER 30, 1998  MAY 31, 1998      NOVEMBER 30, 1998  MAY 31, 1998
                                                ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................    $     856,229       $   1,143,143     $  13,655,181     $  18,960,085
  Net realized gain (loss) from investments            11,483               5,532           205,549          (116,948)
  Net unrealized appreciation on investments          182,140             834,896         9,071,967        15,006,888
                                                ---------------------------------------------------------------------
      Net increase in net assets resulting
       from operations .....................        1,049,852           1,983,571        22,932,697        33,850,025
 Distributions to shareholders from:
 Net investment income:
   Class I .................................         (860,584)         (1,144,675)      (12,412,026)      (17,741,641)
   Class II ................................             --                  --          (1,237,045)       (1,199,464)
  In excess of investment income:
   Class I .................................                                               (551,198)             --
   Class II ................................             --                  --             (54,935)             --
                                                ---------------------------------------------------------------------
 Total distributions to shareholders .......         (860,584)         (1,144,675)      (14,255,204)      (18,941,105)
 Capital share transactions (Note 2)
  Class I ..................................        9,134,163          16,397,936        91,401,098       184,852,793
  Class II .................................             --                  --          20,171,778        28,791,162
                                                ---------------------------------------------------------------------
 Total capital share transactions ..........        9,134,163          16,397,936       111,572,876       213,643,955
      Net increase in net assets ...........        9,323,431          17,236,832       120,250,369       228,552,875
Net assets:
 Beginning of period .......................       30,377,182          13,140,350       452,573,689       224,020,814
                                                ---------------------------------------------------------------------
 End of period .............................    $  39,700,613       $  30,377,182     $ 572,824,058     $ 452,573,689
                                                =====================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of period ............................    $      39,301       $      43,656     $    (606,133)    $      (6,110)
                                                =====================================================================

66                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998


                                                           FRANKLIN HAWAII                     FRANKLIN TENNESSEE
                                                         MUNICIPAL BOND FUND                   MUNICIPAL BOND FUND
                                                 ----------------------------------     -----------------------------------
                                                  SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                 NOVEMBER 30, 1998     MAY 31, 1998     NOVEMBER 30, 1998      MAY 31, 1998
                                                 -----------------     ------------     -----------------      ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $  1,220,590        $  2,293,946        $  1,268,319        $  1,862,477
  Net realized gain from investments .......              2,579             246,873               4,688             201,405
  Net unrealized appreciation on investments            555,860           1,170,843             654,002           1,488,290
                                                   ------------        ------------        ------------        ------------
      Net increase in net assets resulting
        from operations ....................          1,779,029           3,711,662           1,927,009           3,552,172
 Distributions to shareholders from net
 investment income .........................         (1,242,189)         (2,307,589)         (1,270,915)         (1,851,295)
 Capital share transactions (Note 2) .......          3,406,911           3,731,394          12,914,701          16,116,499
                                                   ------------        ------------        ------------        ------------
      Net increase in net assets ...........          3,943,751           5,135,467          13,570,795          17,817,376
Net assets:
 Beginning of period .......................         45,138,141          40,002,674          44,525,837          26,708,461
                                                   ------------        ------------        ------------        ------------
 End of period .............................       $ 49,081,892        $ 45,138,141        $ 58,096,632        $ 44,525,837
                                                   ============        ============        ============        ============
Undistributed net investment income included
 in net assets:
  End of period ............................       $     92,751        $    114,350        $     31,708        $    34,3047
                                                   ------------        ------------        ------------        ------------


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998


                                                                        FRANKLIN WASHINGTON
                                                                        MUNICIPAL BOND FUND
                                                                ----------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                NOVEMBER 30, 1998     MAY 31, 1998
                                                                -----------------     ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................       $    295,176        $    520,263
  Net realized gain (loss) from investments ...............             (4,874)              2,260
  Net unrealized appreciation on investments ..............            138,393             345,821
                                                                  ------------        ------------
      Net increase in net assets resulting from operations             428,695             868,344
 Distributions to shareholders from net investment income .           (308,414)           (526,988)
 Capital share transactions (Note 2) ......................          1,264,994           1,674,114
                                                                  ------------        ------------
      Net increase in net assets ..........................          1,385,275           2,015,470
Net assets:
 Beginning of period ......................................         10,376,159           8,360,689
                                                                  ------------        ------------
 End of period ............................................       $ 11,761,434        $ 10,376,159
                                                                  ------------        ------------
Undistributed net investment income included in net assets:
 End of period ............................................       $     20,751        $     33,989
                                                                  ------------        ------------


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of five series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Class I

Franklin Arkansas Municipal Bond Fund

Franklin Hawaii Municipal Bond Fund
Franklin Tennessee Municipal Bond Fund
Franklin Washington Municipal Bond Fund

Class I & Class II

Franklin California High Yield Municipal Fund

On March 19, 1998, the Board approved name changes for Class I and Class II shares to Class A and Class C, respectively. The effective date of the name changes is January 1, 1999.

At November 30, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ARKANSAS                  FRANKLIN CALIFORNIA
                                                            MUNICIPAL BOND FUND              HIGH YIELD MUNICIPAL FUND
                                                         ---------------------------       ---------------------------
                                                           SHARES           AMOUNT           SHARES          AMOUNT
                                                           ------           ------           ------          ------
CLASS I SHARES:
Six months ended November 30, 1998
 Shares sold .......................................     1,015,188       $11,194,926       13,177,426     $141,586,768
 Shares issued in reinvestment of distributions ....        36,618           404,199          466,590        5,016,338
 Shares redeemed ...................................      (223,815)       (2,464,962)      (5,132,035)     (55,202,008)
                                                         ---------       -----------       ----------     ------------
 Net increase ......................................       827,991       $ 9,134,163        8,511,981     $ 91,401,098
                                                         =========       ===========       ==========     ============
Year ended May 31, 1998
 Shares sold .......................................     1,545,732       $16,752,477       22,284,623     $234,404,399
 Shares issued in reinvestment of distributions ....        57,600           625,362          663,035        6,974,790
 Shares redeemed ...................................       (90,387)         (979,903)      (5,372,964)     (56,526,396)
                                                         ---------       -----------       ----------     ------------
 Net increase ......................................     1,512,945       $16,397,936       17,574,694     $184,852,793
                                                         =========       ===========       ==========     ============
CLASS II SHARES:
Six months ended November 30, 1998
 Shares sold .......................................                                        2,157,081     $ 23,225,288
 Shares issued in reinvestment of distributions ....                                           54,290          585,337
 Shares redeemed ...................................                                         (337,850)      (3,638,847)
                                                                                            ---------     ------------
 Net increase ......................................                                        1,873,521     $ 20,171,778
                                                                                            =========     ============
Year ended May 31, 1998
 Shares sold .......................................                                        2,979,250     $ 31,420,783
 Shares issued in reinvestment of distributions ....                                           51,598          545,089
 Shares redeemed ...................................                                         (300,304)      (3,174,710)
                                                                                            ---------     ------------
 Net increase ......................................                                        2,730,544     $ 28,791,162
                                                                                            =========     ============

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                            FRANKLIN HAWAII                 FRANKLIN TENNESSEE
                                                          MUNICIPAL BOND FUND               MUNICIPAL BOND FUND
                                                       -------------------------        --------------------------
                                                        SHARES          AMOUNT           SHARES          AMOUNT
                                                        ------          ------           ------          ------
Class I Shares:
Six months ended November 30, 1998
 Shares sold .......................................    463,181     $  5,208,759        1,334,109     $ 15,139,401
 Shares issued in reinvestment of distributions ....     38,803          436,362           62,051          704,900
 Shares redeemed ...................................   (198,581)      (2,238,210)        (258,179)      (2,929,600)
                                                       --------     ------------        ---------     ------------
 Net increase ......................................    303,403     $  3,406,911        1,137,981     $ 12,914,701
                                                       ========     ============        =========     ============
Year ended May 31, 1998
 Shares sold .......................................    779,362     $  8,639,651        1,961,959     $ 21,692,685
 Shares issued in reinvestment of distributions ....     74,894          830,944          103,474        1,149,741
 Shares redeemed ...................................   (517,067)      (5,739,201)        (609,509)      (6,725,927)
                                                       --------     ------------        ---------     ------------
 Net increase ......................................    337,189     $  3,731,394        1,455,924     $ 16,116,499
                                                       ========     ============        =========     ============


                                                         FRANKLIN WASHINGTON
                                                         MUNICIPAL BOND FUND
                                                       -----------------------
                                                        SHARES        AMOUNT
                                                        ------        ------
Class I Shares:
Six months ended November 30, 1998
 Shares sold ..................................        162,443     $ 1,712,566
 Shares issued in reinvestment of distributions         18,618         196,371
 Shares redeemed ..............................        (61,278)       (643,943)
                                                       -------     -----------
 Net increase .................................        119,783     $ 1,264,994
                                                       =======     ===========
Year ended May 31, 1998
 Shares sold ..................................        187,538     $ 1,946,679
 Shares issued in reinvestment of distributions         35,472         368,307
 Shares redeemed ..............................        (61,822)       (640,872)
                                                       -------     -----------
 Net increase .................................        161,188     $ 1,674,114
                                                       =======     ===========


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate         Daily Net Assets

         .625%           First $100 million
         .50%            Over $100 million, up to and including $250 million
         .45%            In excess of $250 million

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses, as noted in the Statements of Operations.

The Franklin Hawaii Municipal Bond Fund reimburses Distributors up to .10% per year of its average daily net assets, the Franklin Arkansas Municipal Bond, Franklin Tennessee Municipal Bond and Franklin Washington Municipal Bond Funds reimburse Distributors up to .15% per year of the Funds' average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN
                                          ARKANSAS      CALIFORNIA        HAWAII     TENNESSEE    WASHINGTON
                                          MUNICIPAL     HIGH YIELD      MUNICIPAL    MUNICIPAL     MUNICIPAL
                                          BOND FUND   MUNICIPAL FUND    BOND FUND    BOND FUND     BOND FUND
                                          ---------   --------------    ---------    ---------     ---------
Net commissions received (paid) .....     $ (21,119)    $(392,961)      $   5,118    $  (9,105)    $   3,165
Contingent deferred sales charges ...     $    --       $  25,971       $    --      $    --       $    --


4. INCOME TAXES

At May 31, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                          FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                          ARKANSAS      CALIFORNIA        HAWAII     WASHINGTON
                                                          MUNICIPAL     HIGH YIELD      MUNICIPAL     MUNICIPAL
                                                          BOND FUND   MUNICIPAL FUND    BOND FUND     BOND FUND
                                                          ---------   --------------    ---------     ---------
Capital loss carryovers expiring in:  2003 .........       $29,535      $1,431,250      $474,475      $ 82,647
                                      2004 .........          --             4,508        64,421        39,744
                                      2005 .........          --           390,400          --            --
                                                           -------      ----------      --------      --------
                                                           $29,535      $1,826,158      $538,896      $122,391
                                                           =======      ==========      ========      ========


At May 31, 1998 the Franklin California High Yield Municipal Fund and the Franklin Washington Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 1997 of $454,835 and $4,295, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 1999.

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


4. INCOME TAXES (cont.)

At November 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                    FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN          FRANKLIN
                                    ARKANSAS         CALIFORNIA           HAWAII          TENNESSEE         WASHINGTON
                                    MUNICIPAL        HIGH YIELD         MUNICIPAL         MUNICIPAL          MUNICIPAL
                                    BOND FUND      MUNICIPAL FUND       BOND FUND         BOND FUND          BOND FUND
                                    ---------      --------------       ---------         ---------          ---------
Investments at cost .........     $  37,308,691     $ 548,442,079     $  46,035,573     $  55,813,302     $  11,100,073
                                  ==============    =============     =============     =============     =============
Unrealized appreciation .....     $   1,337,334     $  29,927,876     $   3,001,126     $   2,857,898     $     712,102
Unrealized depreciation .....            (6,470)       (1,115,405)           (6,426)          (31,114)             --
                                  --------------    --------------    --------------    --------------    -------------
Net unrealized appreciation..     $   1,330,864     $  28,812,471     $   2,994,700     $   2,826,784     $     712,102
                                  --------------    --------------    --------------    --------------    -------------


Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1998 were as follows:

               FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
               ARKANSAS       CALIFORNIA         HAWAII        TENNESSEE      WASHINGTON
               MUNICIPAL      HIGH YIELD       MUNICIPAL       MUNICIPAL       MUNICIPAL
               BOND FUND    MUNICIPAL FUND     BOND FUND       BOND FUND       BOND FUND
               ---------    --------------     ---------       ---------       ---------
Purchases    $  6,978,542    $139,491,820    $  4,120,269    $ 16,416,360    $  1,365,448
Sales ...    $  1,144,774    $ 25,812,901    $    907,900    $  3,250,038    $    216,414


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


-------------------------------------------------------------------------------


Dear Shareholder:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund"). The Meeting has been called for June 23, 1999 at 1:30 p.m. Pacific time at the offices of Franklin Tax-Free Trust (the "Trust") at 777 Mariners Island Boulevard, San Mateo, CA 94404. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD

      This meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Indiana Fund being exchanged for those of a fund called Franklin Federal Tax-Free Income Fund (the "Federal Fund"). If the shareholders of the Indiana Fund approve the proposal, you will receive Class A shares of the Federal Fund equal in value to your investment in shares of the Indiana Fund, and you will instead be a shareholder of the Federal Fund.

      The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

      The transaction is being proposed because the projected growth in assets of the Indiana Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. The Federal Fund has an investment goal and investment policies that are similar to those of the Indiana Fund, as outlined in the Prospectus/Proxy Statement. The Federal Fund is managed by Franklin Advisers, Inc., the current investment manager of the Indiana Fund. Federal Fund is a larger fund that should be better able to diversify its investments and to obtain certain savings in costs for shareholders.

      Please take the time to review this document and vote now. The Trustees of your fund unanimously recommend that you vote in favor of this proposal.

     __ To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     __  Sign and return your card promptly.

     __ If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

    Thank you for your attention to this matter.

                                          Sincerely,


                                          Deborah R. Gatzek
                                          Secretary



                                PRELIMINARY COPY
                             FRANKLIN TAX-FREE TRUST
                                  ON BEHALF OF
                      FRANKLIN INDIANA TAX-FREE INCOME FUND
                          777 Mariners Island Boulevard
                               San Mateo, CA 94404

                     NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                           To be held on June 23, 1999

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund") will be held at the offices of Franklin Tax-Free Trust (the "Trust"), 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Meeting is being called for the following reasons:

      1. For shareholders of the Indiana Fund to approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of the Indiana Fund, and Franklin Federal Tax-Free Income Fund (the "Federal Fund"), that provides for: (i) the acquisition of substantially all of the assets of the Indiana Fund in exchange for Class A shares of the Federal Fund; (ii) the distribution of Class A shares of the Federal Fund to the shareholders of the Indiana Fund; and (iii) the liquidation and dissolution of the Indiana Fund.

      2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.

      The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the form of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record of the Indiana Fund as of the close of business on April 19, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,



                                    Deborah R. Gatzek
                                    Secretary
May 4, 1999

THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.




                        PROXY STATEMENT AND PROSPECTUS

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                              TABLE OF CONTENTS

                                                                         PAGE

COVER PAGE                                                              Cover
SUMMARY
      On what proposal am I being asked to vote?
      How will the shareholder voting be handled?
      What are the general tax consequences of the Transaction?
COMPARISONS OF SOME IMPORTANT FEATURES
      How do the investment goals and policies of the funds compare?
      What are the risks of an investment in the funds?
      Who manages the funds?
      What are the fees and expenses of each fund and what might they be after the Transaction?
      Where can I find more financial information about the funds?
      What are other key features of the funds?
            Administration and Management Fees and Expenses
            Distribution Services
            Rule 12b-1 Plans
            Purchases and Redemptions
            Dividends and Distributions
REASONS FOR THE TRANSACTION
INFORMATION ABOUT THE TRANSACTION
      How will the Transaction be carried out?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about Federal Fund - Class A Shares?
      What are the capitalizations of the funds and what might the capitalization be after the Transaction?
COMPARISON OF INVESTMENT GOALS AND POLICIES
      Are there any significant differences between the investment goals of the funds?
      How do the types of securities the funds buy and the investment policies of the funds compare?
      How do the fundamental investment restrictions of the funds differ? What are the risk factors associated with investments in the funds?
VOTING INFORMATION
      How many votes are necessary to approve the Agreement and Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?
INFORMATION ABOUT THE FEDERAL FUND
INFORMATION ABOUT THE INCOME FUND
PRINCIPAL HOLDERS OF SHARES
GLOSSARY OF USEFUL TERMS AND DEFINITIONS
EXHIBITS TO COMBINED PROSPECTUS AND PROXY STATEMENT
      Exhibit A - Form of Plan of Reorganization
      Exhibit B - Prospectus of Franklin Federal Tax-Free Income Fund dated September 1, 1998, as amended January 1, 1999
      Exhibit C - Annual Report to Shareholders of Franklin Federal
      Tax-Free Income Fund dated April 30, 1998



                                PRELIMINARY COPY

                         PROXY STATEMENT AND PROSPECTUS

                             Dated [April 21, 1999]

                          Acquisition of the Assets of
                      FRANKLIN INDIANA TAX-FREE INCOME FUND
                      (A series of Franklin Tax-Free Trust)

                        By and in exchange for shares of
                      FRANKLIN FEDERAL TAX-FREE INCOME FUND


      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of the Indiana Tax-Free Income Fund (the "Indiana Fund"), which is a series of Franklin Tax-Free Trust (the "Trust"), to approve or disapprove an Agreement and Plan of Reorganization ("Agreement and Plan") for the Indiana Fund. If shareholders of the Indiana Fund vote to approve the Agreement and Plan, the net assets of the Indiana Fund will be acquired by Franklin Federal Tax-Free Income Fund (the "Federal Fund") in exchange for shares of Franklin Federal Tax-Free Income Fund - Class A ("Federal Fund - Class A Shares").

      The Meeting will be held at the principal offices of the Trust, which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Board of Trustees of the Trust, on behalf of the Indiana Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about May 4 1999.

      If the shareholders of the Indiana Fund vote to approve the Agreement and Plan, you will receive Federal Fund - Class A Shares equal in value to your investment in the Indiana Fund. Your Indiana Fund will then be liquidated.

      The Federal Fund's investment goal is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholder's capital. The investment goal of the Indiana Fund is substantially similar to the Federal Fund's goal, except that the Indiana Fund seeks to maximize income that is also exempt from the personal income taxes, if any, for resident shareholders of Indiana.

      This Prospectus/Proxy Statement gives the information about Federal Fund - Class A Shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information dated April 22, 1999 relating to this Prospectus/Proxy Statement containing more information about the Federal Fund, the Indiana Fund and the proposed reorganization has been filed with the SEC and is incorporated by reference.

      The following documents are attached to and considered a part of this Prospectus/Proxy Statement, and are intended to provide you with information about the Federal Fund.

o The Prospectus of the Federal Fund dated September 1, 1998, as amended January 1, 1999 (the "Federal Fund Prospectus")

o  The Annual Report to shareholders of the Federal Fund dated April 30,
   1998

      The Prospectus of the Indiana Fund dated July 1, 1998, as amended January 1, 1999 and supplemented January 12, 1999 (the "Indiana Fund Prospectus") is incorporated by reference into this Prospectus/Proxy Statement. You can request a free copy of the SAI or any of the documents described above by calling 1-800/DIAL BEN(R), or by writing to Federal Fund or the Trust at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.

      LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                                      SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Agreement and Plan (attached as Exhibit A), the Federal Fund Prospectus (attached as Exhibit B), and the Federal Fund Annual Report (attached as Exhibit C).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

      The Board of Trustees of the Trust has approved an Agreement and Plan for the Indiana Fund and recommends that shareholders of the Indiana Fund vote to approve the Agreement and Plan. If shareholders of the Indiana Fund vote to approve the Agreement and Plan, the Indiana Fund's net assets will be transferred to the Federal Fund in exchange for an equal value of Federal Fund - Class A Shares. These Federal Fund - Class A Shares will then be distributed to the Indiana Fund's shareholders and the Indiana Fund will be liquidated. This proposed transaction for the Indiana Fund is referred to in this Prospectus/Proxy Statement as the "Transaction."

      This means that your shares of the Indiana Fund will be exchanged for an equal value of Federal Fund - Class A Shares. As a result, you will cease to be a shareholder of the Indiana Fund and will become a shareholder of the Federal Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Like the Indiana Fund, the Federal Fund is a mutual fund in the Franklin Templeton Group of Funds that is managed by Advisers. It has investment goals and policies that are similar, but not identical, to the Indiana Fund.

      For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Trust has concluded that the Transaction is in the best interests of the shareholders of the Indiana Fund. The Board of Trustees and the Board of Directors of Federal Fund also concluded that no dilution in value would result to the shareholders of the Indiana Fund or to the shareholders of the Federal Fund, respectively, as a result of the Transaction.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                             TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders who own shares of the Indiana Fund at the close of business on April 19, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the outstanding shares of the Indiana Fund must be voted in favor of the Agreement and Plan.

      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

      It is expected that shareholders of the Indiana Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Federal Fund - Class A Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences of the Transaction, if any, because this discussion only relates to the federal income tax consequences. For more information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"


                       COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

      The Indiana Fund and the Federal Fund share similar investment goals. Each fund seeks to provide its investors with as high a level of income free from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Indiana Fund, however, also seeks to have that income be free from personal income taxes, if any, for residents of Indiana. Both of the funds try to achieve their goals by investing all of their assets in tax-free municipal securities. Therefore, both funds invest at least 80% of their net assets in municipal securities that pay interest free from federal income taxes. In addition, consistent with its goal, the Indiana Fund invests at least 80% of its net assets in municipal securities that pay interest free from the personal income taxes, if any, of Indiana. This is a primary difference in the investment policies of the funds that may result in different tax treatment for the distributions from the Indiana Fund and the Federal Fund. In addition, the Indiana Fund invests at least 65% of its total assets in municipal securities of Indiana. The Federal Fund does not limit its investments to the municipal securities of any state.

      For more information about the investment goals and policies of the funds, see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      As with most investments, investments in the Federal Fund and the Indiana Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goal. The risks associated with an investment in each fund are substantially similar and include interest rate, income, credit, market and call risks. In general, however, an investment in the Federal Fund may involve less risk than a similar investment in the Indiana Fund because the Federal Fund does not concentrate its investments in the municipal securities of any state.

      For more information about the risks of the funds, see "What are the risk factors associated with investment in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the funds is the responsibility of the Board of Directors (in the case of the Federal Fund) or Board of Trustees (in the case of the Indiana Fund). Each Board elects officers who are responsible for the day-to-day operations of the funds.

      Advisers manages the assets of each of the funds and makes each fund's investment decisions. Advisers is a wholly-owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 164 U.S.-based funds or series. They have over $217 billion in combined assets, including $51 billion in the municipal securities market under management for more than 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      The team responsible for the day-to-day management of the Federal Fund's portfolio is:

      THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS. Mr. Kenny has been an analyst or portfolio manager for the Federal Fund since 1987, and for the Indiana Fund since its inception. He is the Director of Franklin's Municipal Board Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986.

      SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS. Ms. Amoroso has been an analyst or portfolio manager for the Federal Fund since 1987 and also serves in a similar capacity for a number of other Franklin municipal funds. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986.

      BEN BARBER, VICE PRESIDENT OF ADVISERS. Mr. Barber has been an analyst or portfolio manager for the Federal Fund since 1993 and also serves in a similar capacity for a number of other Franklin municipal funds. He holds a Bachelor of Arts degree in International Relations and Political Science from the University of California at Santa Barbara. Mr. Barber joined the Franklin Templeton Group in 1991.

      Stella Wong, Vice President of Advisers and John Wiley, Vice President of Advisers are currently members of the management team for the Indiana Fund, as well as other Franklin municipal funds, but are not members of the management team for the Federal Fund.

  WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE
                                  TRANSACTION?

                 ACTUAL AND ESTIMATED FEE TABLE FOR THE FEDERAL
                            FUND AND THE INDIANA FUND

                                             Actual
                                    -------------------------
                                   FEDERAL FUND+   INDIANA FUND     AFTER
                                   (FISCAL YEAR    (FISCAL YEAR   TRANSACTION
                                   ENDED 4/30/98)  ENDED 2/28/99) (ESTIMATED)
SHAREHOLDER TRANSACTION
Expenses*
Maximum Sales Charge (as a
percentage Offering Price).......      4.25%          4.25%         4.25%
    Paid at time of purchase1....      4.25%          4.25%         4.25%
    Paid at time of redemption2..      None           None          None
Exchange Fee (per transaction)3..     $5.00           None          None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets)
Mangement Fees...................      0.45%           0.63%        0.45%
Rule 12b-1 Fees4.................      0.07%           0.09%        0.08%
Other Expenses of the fund.......      0.07%           0.10%        0.07%
                                       -----           -----        -----
Total Fund Operating Expenses....      0.59%           0.82%        0.60%
                                       =====           =====        =====

+Information provided is for Federal Fund - Class A shares.
*If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1 There is no front-end sales charge if you invest $1 million or more.
2A Contingent Deferred Sales Charge may apply to any purchase of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares?--Contingent Deferred Sales Charge" in the prospectuses of either fund for details.
3 $5.00 fee is only for Market Timers. We process all other exchange without a fee.
4 For both the Federal and Indiana Funds, these fees may not exceed 0.10%. The combination of front-end sales charge and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under the NASD's rules.

EXAMPLE:

  Assume the annual return for each fund is 5%,operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a fund.


                                     1 YEAR*   3 YEARS    5 YEARS   10 YEARS
                                     ------    -------    -------   --------
Federal Fund                          $483       $606      $740      $1,132
Indiana Fund                          $505       $676      $861      $1,395
Estimated Federal Fund (after         $484       $609      $746      $1,143
   proposed Transaction)
*Assumes a Contingent Deferred Sales Charge will not apply.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      For the Federal Fund, per share income information for the past five fiscal years (and the most recent six month semi-annual period) is shown immediately below under the heading "Financial Highlights." Also, the Federal Fund's Annual Report, which is attached, includes a discussion of that fund's performance during the past fiscal year.

      The Indiana Fund Prospectus as well as the Annual and Semi-Annual Reports for the Indiana Fund contain further financial information about the Indiana Fund. These documents are available upon request (See "Information About the Indiana Fund").

                             Financial Highlights
               Franklin Federal Tax-Free Income Fund - Class A

                                               Six Months Ended
                                               October 31, 1998                         Year Ended April 30,
                                               (unaudited)           1998       1997      1996          1995       1994

Per Share Operating Performance
(for a share outstanding throughout the
period)

Net asset value, beginning of period              $12.25            $11.90     $11.83       $11.73       $11.81     $12.24

Income from investment operations:
     Net investment income                           .34               .69        .71          .74          .75        .77
     Net realized and unrealized gains (losses)      .17               .35        .07          .10         (.05)      (.41)

Total from investment operations                     .51              1.04        .78          .84          .70        .36
     Less distributions from net investment income  (.34)             (.69)      (.71)        (.74)        (.78)      (.79)

Net asset value, end of period                    $12.42            $12.25     $11.90       $11.83       $11.73     $11.81

Total Return*                                       4.19%             8.92%      6.81%        7.33%        6.21%      2.58%
Ratios/Supplemental Data
Net assets, end of period (000's)               $7,133,824       $7,022,961 $6,905,488  $7,012,601    $6,886,941 $6,804,262
Ratios to average net assets:
     Expenses                                        .58%**            .59%       .58%         .57%         .59%       .52%
     Net investment income                          5.46%**           5.70%      6.00%        6.20%        6.47%      6.27%
Portfolio turnover rate                             6.54%            14.54%     16.43%       25.10%       19.88%     24.59%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**    Annualized.



WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      TRANSFER AGENCY, CUSTODY AND ADMINISTRATIVE SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds.

      Bank of New York acts as the custodian of the securities and other assets of the funds. The main office of the Bank of New York is 90 Washington Street, New York, New York 10286.

      MANAGEMENT AND ADMINISTRATION FEES. Advisers is the investment manager of the Federal Fund and the Indiana Funds. Advisers has entered into separate management agreements relating to each of the funds that provide for reductions in fee rates as the assets of the funds increase. Under each fund's management agreement, each fund pays Advisers a management fee equal to a monthly rate of 0.625% of the value of its net assets up to and including $100 million; 0.50% of the value of its net assets over $100 million up to and including $250 million; and 0.45% of the value of its net assets in excess of $250 million. The management fee rate structure for the Federal Fund has additional reductions for larger amounts of net assets. The annual contractual management fee rate for the past fiscal year of each fund was 0.63% for the Indiana Fund and 0.45% for the Federal Fund, each subject to waivers as described in the fee table contained in the summary section above. The fee is computed at the close of business on the last business day of each month. Because the Federal Fund has two classes of shares, holders of the Federal Fund - Class A Shares pay a proportionate share of these fees. Advisers has entered into separate agreements with FT Services for each of the funds pursuant to which FT Services provides certain administrative services and facilities. Administrative fees are paid by Advisers, they are not a separate expense of the funds.

      DISTRIBUTION SERVICES. Pursuant to underwriting agreements relating to each of the funds, Distributors acts as a principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of the fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

      RULE 12B-1 PLANS.  Each fund (and class in the case of the Federal
Fund) has a separate distribution plan or "Rule 12b-1" Plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

      Payments by the Federal Fund under its Class A plan may not exceed 0.10% per year of the Class A's average daily net assets, and payments by the Indiana Fund under its plan similarly may not exceed 0.10% per year of that Fund's average daily net assets. All distribution expenses over these amounts will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

      In the case of Federal Fund, which has two classes of shares, the Rule 12b-1 fees charged to Class A are based only on the fees attributable to that class. For more information, please see "The Fund's Underwriter" in the SAI for Federal Fund.

      PURCHASES AND REDEMPTIONS. Each fund has a maximum sales charge of 4.25% with reduced charges for purchases of $100,000 or more and no front-end charges for purchases of $1,000,000 or more. Each funds generally require a minimum initial investment of $1,000 and subsequent investments of at least $50.

      You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of both funds may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of both funds which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Federal Fund shares acquired by Indiana Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Indiana Fund shares were subject to a Contingent Deferred Sales Charge.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of the funds are outlined in the current prospectus of each fund under the heading "About Your Account." The accompanying prospectus of the Federal Fund also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for both funds.

      DIVIDENDS AND DISTRIBUTIONS. The Federal Fund intends to pay a dividend at least monthly representing its net investment income. The Indiana Fund declares dividends from its net investment income daily and pays them monthly on or about the 20th day of the month. The amount of these dividends will vary depending on changes in the funds' net investment income. Neither fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

      Capital gains for the funds, if any, may be distributed annually, usually in December by the Federal Fund and semi-annually by the Indiana Fund, usually once in December and once after the end of the fund's fiscal year.

      Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund under the heading "What Distributions Might I Receive From the Fund(s)?"

      Distributions made by the funds to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from regular federal income tax, are a preference item when determining your alternate minimum tax. Distributions designated by the funds as long-term capital gains are taxable to you as such.

      Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid by the funds from the interest earned on Municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Each fund notifies its shareholders annually of the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions received from the fund in the prior year. For more information about the tax implications of investments in either fund, see the current prospectus of each fund under the heading "How Taxation Affects the Funds and Their Shareholders" or "How Taxation Affects the Fund and Its Shareholders."

                            REASONS FOR THE TRANSACTION

      The Board of Trustees of the Trust, on behalf of the Indiana Fund, has recommended the Transaction for purposes of combining the fund with a larger fund. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for the Indiana Fund and its shareholders. The Transaction was also recommended to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      Because of the relatively low demand for the Indiana Fund, Advisers recommended to the Board of Trustees of the Trust that the Indiana Funds' assets be merged into a larger fund that has similar investment goals and policies.

      The Agreement and Plan was presented to the Trust's Board of Trustees at a meeting of the Board of Trustees. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Indiana Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of the Federal Fund and the Indiana Fund; the comparative investment performance of the Federal Fund and the Indiana Fund; the compatibility of the investment goals, policies, restrictions and investments of the Indiana Fund with those of the Federal Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board of Trustees also considered that the expenses of each Transaction will be shared one-quarter by the Federal Fund, one-quarter by the Indiana Fund and one-half by Advisers.

      The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of the Indiana Fund and that no dilution of value would result to the shareholders of the Indiana Fund from the Transaction. It then decided to approve the Agreement and Plan and to recommend that shareholders of the Indiana Fund vote to approve the Transaction. As required by law, the Trustees approving the Agreement and Plan included a majority of the Trustees who are not interested persons of the Indiana Fund.

      The Board of Trustees' conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

      The Board of Directors of the Federal Fund also determined that the Transaction was in the best interests of the Federal Fund and its shareholders and that no dilution would result to those shareholders.

      For the reasons discussed above, the Board of Trustees of the Trust, on behalf of the Indiana Fund, recommends that you vote FOR the Agreement and Plan.

      If the Agreement and Plan is not approved, the Board of Trustees will consider other possible courses of action for the Indiana Fund, including dissolution and liquidation.

                         INFORMATION ABOUT THE TRANSACTION

      This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of the Indiana Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Indiana Fund, and by the Federal Fund, including the delivery of certain documents. The Trust and the Federal Fund will agree on the closing date. If the shareholders of the Indiana Fund do not approve the Agreement and Plan, the Transaction will not take place.

      If the shareholders of the Indiana Fund approve the Agreement and Plan, that Fund will deliver to the Federal Fund substantially all of its assets on the closing date. In exchange, the Trust, on behalf of the Indiana Fund, will receive Federal Fund - Class A Shares that have a value equal to the dollar value of the assets delivered to the Federal Fund. The stock transfer books of the Indiana Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. The Indiana Fund will only accept requests for redemption received in proper form before 1:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of the Federal Fund.

      To the extent permitted by law, the Trust and the Federal Fund may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Indiana Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction will be shared by the following parties in the percentages indicated: 25% by the Indiana Fund, 25% by the Federal Fund, and 50% by Advisers. As described above, Advisers is the investment manager for the funds involved in the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of the Indiana Fund, and the Federal Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the funds, that shareholders of the Indiana Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Indiana Fund for shares of the Federal Fund and that the Federal Fund will not recognize any gain or loss upon receipt of the Indiana Fund's assets.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE FEDERAL FUND - CLASS A SHARES?

      Federal Fund - Class A Shares will be distributed to shareholders of the Indiana Fund in connection with the Transaction. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each Federal Fund - Class A Share will have no preemptive or conversion rights, and will be transferable upon the books of the Federal Fund. The shares of the Federal Fund will be recorded electronically in each shareholder's account. The Federal Fund will then send a confirmation to each shareholder. As described in its prospectus, the Federal Fund does not issue share certificates unless requested. Former shareholders of the Indiana Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Federal Fund until the certificates have been returned.

      The Federal Fund - Class A Shares have cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of members of the Board of Directors to be elected. Shareholders may cast all of their votes for one candidate or distribute their votes between two or more candidates.

      The Indiana Fund is a series of Franklin Tax-Free Trust, a Massachusetts business trust. The Federal Fund is a California corporation. Like the Indiana Fund, the Federal Fund does not routinely hold annual meetings of shareholders. The Federal Fund may hold special meetings for matters requiring shareholder approval. A meeting of that Fund's shareholders may also be called by the Board of Directors in its discretion or by shareholders who hold at least 10% of the fund's outstanding shares.

      WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of February 28, 1999, (i) the capitalization of Federal Fund; (ii) the capitalization of Indiana Fund; and
(iii) the pro forma capitalization of Federal Fund as adjusted to give effect to the proposed Transaction. The capitalization of Federal Fund is likely to be different when the Transaction is consummated.

                                               Federal
                                                Fund
                      Federal                 Estimated
                       Fund     Indiana Fund    after
                    (unaudited) (unaudited)  Transaction
                    -------------------------------------

Net assets
(millions).........   $7,382       $59         $7,441

Total shares
outstanding........ 597,482,020   4,905,278  602,256,601

Net asset value
per share..........    $12.36      $12.03       $12.36


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes key investment policies of the Indiana Fund and the Federal Fund and certain noteworthy differences between the investment goals and policies of the two funds. For a complete description of Federal Fund's investment policies and risks, you should read the Federal Fund prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS OF THE
FUNDS?

      The Indiana Fund and the Federal Fund both have the investment goal of providing investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Indiana Fund additionally seeks to have that income be free from personal income taxes, if any, for resident shareholders of Indiana. These investment goals are fundamental. Each fund seeks to achieve its goal by investing all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

      Policies or restrictions stated in this Prospectus/Proxy Statement as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

      One significant difference between the funds is that the Indiana Fund invests at least 80% of its net assets in municipal securities that pay interest free from any Indiana personal income taxes, as well as federal income taxes. Distributions from the Federal Fund may therefore be subject to higher state personal income taxes than distributions from the Indiana Fund. And, the Indiana Fund invests at least 65% of its total assets in municipal securities of Indiana. The Federal Fund does not limit its investments to the municipal securities of any state.

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?

MUNICIPAL SECURITIES:

      Both funds try to invest all of their municipal assets in securities that pay interest free from income taxes. As fundamental policies, they normally invest at least 80% of their net assets in securities that pay interest free federal income taxes, including federal alternative minimum tax. In addition, in the case of the Indiana Fund, those investments pay interest free from Indiana personal income taxes as well. Both funds may have up to 20% of their assets in securities that pay taxable interest. And, both funds may also have assets invested in municipal securities that pay interest subject to the federal alternative minimum income tax. In addition, 65% of the Indiana Fund's total assets are invested in municipal securities of Indiana and the Indiana Fund may invest in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands.

      Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. These types of securities are generally free from federal income tax and, if issued by the fund's state or counties, municipalities, authorities, agencies, or other subdivisions, or by U.S. territories, state personal income taxes, if any, for residents of the fund's state.

      QUALITY: Both funds only invest in investment grade municipal securities, which include those in one of the four highest rating levels as rated by an independent rating agency, or unrated securities that the manager believes are comparable.

      MATURITY. Neither fund has a restriction on the maturity - the time when the issuer must repay the amount borrowed - of the securities they may buy. They also do not have restrictions on their average portfolio maturity.

      VARIABLE AND FLOATING RATE SECURITIES. Each fund may invest in top rated variable and floating rate securities. These are securities that have interest rates that change either at specific intervals or whenever a benchmark rate changes. This helps to protect against a decline in the security's market price, but also lowers a fund's income when interest rates fall. If, however, interest rates increase, a fund's income from its variable rate investments will also increase.

MUNICIPAL LEASE OBLIGATIONS:

      Both funds may invest in municipal lease obligations without limit if the obligations meet the fund's quality and maturity standards. The Indiana Fund held 0% (as of its fiscal year end of February 28, 1999) and Federal Fund held 6.58% (as of its fiscal year end of April 30, 1998) of each of their net assets in municipal lease obligations.

      Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid. Each fund believes that the cancellation risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

TEMPORARY INVESTMENTS:

      When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest either fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; or (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or, in the case of the Indiana Fund,
(iii) municipal securities issued by a state or local government other than Indiana. Each fund also may invest all of its assets in securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Both funds may engage in when-issued and delayed delivery transactions
- those where payment and delivery for the security take place at a further date. Since the market price of the security may fluctuate during the time before payment and delivery, the funds assume the risk that the value of the security at delivery may be more or less than the purchase price. When either fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made.

DIVERSIFICATION:

      Both funds are diversified funds under the 1940 Act. As diversified funds, 75% of their total assets may not be invested in more than 5% of a single issuer's securities or be used to purchase 10% or more of the outstanding securities of a single issuer. These limitations do not prohibit the funds from investing the remaining 25% of its total assets in the securities of a single issuer.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Except as described below, the funds have adopted the same restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote.

      Although both funds are prohibited from buying securities on "margin" or selling securities "short," the Indiana Fund may use such short-term credits as are necessary for the clearance of transactions.

      Both funds are also generally prohibited from making loans. This prohibition does not prohibit either fund from purchasing debt securities that, in the case of both funds, are publicly distributed or, in the case of Indiana Fund, if such debt securities are customarily purchased by institutional investors. Furthermore, this restriction does not prohibit the Federal Fund from entering into repurchase agreements to the extent that they are deemed to be loans.

      The funds are also prohibited from purchasing securities from or selling securities to officers or directors/trustees, including any firm of which any officer or director/trustee is a member, as principal. Federal Fund may, however, deal with those persons or firms as brokers and pay a customary brokerage commission.

      Neither fund may acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices. This limitation does not, however, prohibit the Indiana Fund from purchases of municipal and other debt securities secured by real estate or interests therein.

      Both funds may not invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs. This restriction does not, however, prohibit the Indiana Fund from purchasing, holding and disposing of "obligations with puts attached" in accordance with its investment policies. The Federal Fund may write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. It should be noted, however, that there are no option transactions currently available to the Federal Fund because there are presently no options listed for trading on a national securities exchange covering the types of securities that are appropriate for investment by Federal Fund. In addition, the Federal Fund's ability to write call options would be further limited under California law to 25% of its net assets.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in both of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on Advisers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in municipal securities of similar quality.

INTEREST RATE, INCOME, CREDIT, MARKET AND CALL RISK:

      Investments in both funds are subject to interest rate, income, credit, market, and call risks.

      Interest rate risk is the risk that changes in interest rates can reduce the value of a security. Generally, when interest rates rise municipal securities prices fall, and vice versa. Interest rates have increased and decreased in the past. These changes are unpredictable.

      Income risk is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

      Credit risk is the possibility that an issuer of a security will be unable to make interest payments or to pay the principal of a security upon maturity. Changes in an issuer's financial strength or in a security's credit rating may affect its value. A change in the credit risk associated with a security may cause a corresponding change in the security's price, and, therefore, the fund's share price.

      Market risk is the risk that a security's value will be reduced by market activity or the results of supply and demand. This a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase. A security's maturity length also affects its price. In general, securities with longer maturities are more sensitive to price changes.

      Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

STATE RISKS.

      Since the Indiana Fund invests heavily in municipal securities of Indiana, events in that state are likely to affect the fund's investments and its performance. These events may include economic or political policy changes; tax base erosion; state constitutional limits on tax increases; budget deficits and other financial difficulties; and changes in the ratings assigned to municipal issuers.

      A negative change in any one of these or other areas could affect the ability of Indiana's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. And, while Indiana's economy has been relatively strong since the mid-1990's, it has, historically, been relatively volatile, with cyclical tax and employment bases.

U.S. TERRITORIES RISKS.

      The Indiana Fund may also invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where the Indiana Fund invests may affect the fund's investments and its performance.

      Because the Federal Fund does not limit its investments to the municipal securities of any state or invest in municipal securities of U.S. territories, investments in the Federal Fund are not subject to these risks.

      For more specific information on the economy and financial strength of Indiana and U.S. Territories in which the Indiana Fund may invest, please see "What Are the Risks of Investing in the Funds?" in the current SAI for the Indiana Fund.

                                 VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

      The affirmative vote of a majority of the holders of all of the outstanding shares of the Indiana Fund is necessary to approve the Agreement and Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Indiana Fund held at the close of business on April 19, 1999 (the "Record Date"). If sufficient votes to approve the Agreement and Plan for the Indiana Fund are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Indiana Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.

      Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Agreement and Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

   You can vote in any one of three ways:
o  By mail, with the enclosed proxy card.
o  In person at the Meeting.
o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/645-3559

      A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of the Indiana Fund on the Record Date will be entitled to vote at the meeting. On the Record Date, there were [_______________] outstanding shares of the Indiana Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      The Indiana Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Indiana Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews.
The Trust may engage a proxy solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders. Indiana Fund has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $6,824 and $8,827. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by the Indiana Fund, one-quarter by the Federal Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

Shareholders of the Indiana Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Federal Fund shares or exchange them into shares of certain other funds in the Franklin Templeton Funds, subject to the terms inf the prospectus of the respective fund.


                      INFORMATION ABOUT THE FEDERAL FUND

      Information about the Federal Fund is included in the Federal Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about the Federal Fund is included in the Federal Fund SAI, which has been filed with the SEC and is incorporated by reference herein. You may request a free copy of the Federal Fund SAI and other information by calling 1-800/DIAL BEN(R) or by writing to the Federal Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. The Federal Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates.

                      INFORMATION ABOUT THE INDIANA FUND

      Information about the Indiana Fund is included in the current Indiana Fund Prospectus. This document has been filed with the SEC and is incorporated by reference herein. You may request free copies of this and other documents relating to the Indiana Fund by calling 1-800/DIAL BEN or by writing to 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. Reports and other information filed by the Indiana Fund can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates.

                         PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Indiana Fund. No person owned (beneficially or of record) 5% or more of the outstanding shares of the Federal Fund. As of the Record Date, the following shareholders of the Indiana Fund (beneficial or of record) held 5% or more of the outstanding shares of the Indiana Fund:

GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the investment manager for the Federal Fund and the Municipal Funds

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within 12 months of purchase.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, principal underwriter for the funds

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to the funds

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge for each fund is 4.25%

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources


                       EXHIBITS TO COMBINED PROSPECTUS

                             AND PROXY STATEMENT

EXHIBIT

  A Form of Agreement and Plan of Reorganization between Franklin Tax-Free Trust (on behalf of the Franklin Indiana Tax-Free Income
            Fund) and Franklin Federal Tax-Free Income Fund

  B Prospectus of Franklin Federal Tax-Free Income Fund, dated September 1, 1998, as amended January1, 1999

  C Annual Report to Shareholders of Franklin Federal Tax-Free Income Fund, dated April 30, 1998


                                                                     EXHIBIT A
                                                                  INDIANA FUND

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), made as of this ____ day of __________, 1999, by and between FRANKLIN FEDERAL TAX-FREE INCOME FUND ("Federal Fund"), a corporation incorporated under the laws of the State of California in 1982, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, and FRANKLIN TAX-FREE TRUST (the "Trust"), a business trust created under the laws of the Commonwealth of Massachusetts in 1984, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, on behalf of its series Franklin Indiana Tax-Free Income Fund, a series of shares of the Trust ("Indiana Fund").

                            PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Federal Fund of substantially all of the property, assets and goodwill of Indiana Fund in exchange solely for shares of common stock, no par value, of Federal Fund -Class A ("Federal Fund Shares"); (ii) the distribution of Federal Fund Shares to the shareholders of Indiana Fund according to their respective interests; and (iii) the subsequent dissolution of Indiana Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                  AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF INDIANA
      FUND.

      (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Federal Fund herein contained, and in consideration of the delivery by Federal Fund of the number of its Federal Fund Shares hereinafter provided, the Trust, on behalf of Indiana Fund, agrees that it will convey, transfer and deliver to Federal Fund at the Closing all of Indiana Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Indiana Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Indiana Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Indiana Fund's books (hereinafter "Net Assets"). Indiana Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Federal Fund agrees at the Closing to deliver to the Trust the number of Federal Fund Shares, determined by dividing the aggregate Net Assets of Indiana Fund on the Closing Date by the net asset value per share of Federal Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

(c) Immediately following the Closing, Indiana Fund shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Federal Fund Shares received by Indiana Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Federal Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Federal Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Indiana Fund shall be entitled to surrender the same to the transfer agent for the Federal Fund in exchange for the number of Federal Fund Shares into which the shares of the Indiana Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Federal Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the Indiana Fund shall be deemed for all the Federal Fund's purposes to evidence ownership of the number of Federal Fund's Shares into which the shares of beneficial interest of the Indiana Fund (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Indiana Fund's Net Assets to be acquired by Federal Fund hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Indiana Fund's currently effective prospectus.

      (b) The net asset value of a share of common stock of Federal Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Federal Fund's currently effective prospectus.

      (c) The net asset value of a share of beneficial interest of Indiana Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Indiana Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be June 24, 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Federal Fund at 2:00 p.m. Pacific time on the Closing Date. The Trust shall have provided for delivery as of the Closing of those Net Assets of Indiana Fund to be transferred to Federal Fund's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, the Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Indiana Fund's shares and the number of shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Federal Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of Federal Fund to be delivered to said transfer agent registered in such manner as the Trust may request, or provide evidence satisfactory to the Trust that such Federal Fund Shares have been registered in an account on the books of Federal Fund in such manner as the Trust may request.

4.    REPRESENTATIONS AND WARRANTIES BY THE TRUST.

      The Trust represents and warrants to Federal Fund that:

      (a) The Trust is a business trust created under the laws of the Commonwealth of Massachusetts on September 18, 1984, and is validly existing and in good standing under the laws of that commonwealth. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company and all of Indiana Fund's shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights and currently issues shares of twenty-eight (28) series including Indiana Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

      (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Federal Fund, fairly present the financial position of Indiana Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Indiana Fund made available to Federal Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Indiana Fund.

      (e) The Trust has the necessary power and authority to conduct Indiana Fund's business as such business is now being conducted.

      (f) The Trust is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by the Trust's execution of or performance under this Agreement.

      (g) The Trust has elected to treat the Indiana Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Indiana Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES BY FEDERAL FUND.

      Federal Fund represents and warrants to the Trust, on behalf of Indiana Fund, that:

      (a) Federal Fund is a corporation incorporated under the laws of the State of California on January 7, 1982, and is validly existing and in good standing under the laws of that state. Federal Fund is duly registered under the 1940 Act as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Federal Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, no par value, all of which is allocated to the Franklin Federal Tax-Free Income Series of which three billion (3,000,000,000) shares are further allocated to Class A of that Series, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Federal Fund Shares to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, Federal Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Indiana Fund are presently eligible for offering to the public, and there are a sufficient number of Federal Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

      (d) The financial statements appearing in Federal Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Indiana Fund, fairly present the financial position of Federal Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) Federal Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Federal Fund is not a party to or obligated under any provision of its Articles of Incorporation or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

      (g) Federal Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6.    REPRESENTATIONS AND WARRANTIES BY THE TRUST AND FEDERAL FUND.

      The Trust and Federal Fund each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Federal Fund Shares to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of Indiana Fund and its net assets in the case of Federal Fund, and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (e) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees or Board of Directors, as applicable, and this Agreement constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates that consummation of this Agreement will not cause it, in the case of Federal Fund, and Indiana Fund, in the case of the Trust, to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of its fiscal year.

      (g) It has the necessary power and authority to conduct its business, in the case of Federal Fund, and Indiana Fund's business, in the case of Indiana Fund, as such business is now being conducted.

7.    COVENANTS OF THE TRUST AND FEDERAL FUND.

      (a) The Trust, on behalf of Indiana Fund, and Federal Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) The Trust undertakes that it will not acquire the Federal Fund Shares for the purpose of making distributions thereof to anyone other than Indiana Fund's shareholders.

      (c) The Trust undertakes that, if this Agreement is consummated, it will dissolve Indiana Fund and rescind the establishment of Indiana Fund as a series of the Trust.

      (d) The Trust and Federal Fund each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed by the Trust, on behalf of Indiana Fund, or by Federal Fund on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) At the Closing, the Trust will provide Federal Fund with a copy of the shareholder ledger accounts of Indiana Fund, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Indiana Fund's shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Federal Fund as a result of the transfer of assets that is the subject of this Agreement.

      (f) The Trust agrees to mail to each shareholder of record entitled to vote at the meeting of Indiana Fund's shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (g) Federal Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Federal Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Indiana Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST AND FEDERAL FUND.

      The obligations of the Trust and Federal Fund to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by its Board of Trustees or Board of Directors, as applicable, certified by its Secretary or equivalent officer.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Indiana Fund at an annual or special meeting or any adjournment thereof.

      (e) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (f) That there shall be delivered to the Trust and Federal Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust and Federal Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon certificates of the officers of the Trust and Federal Fund with regard to matters of fact:

  (1) The acquisition by Federal Fund of substantially all the assets of Indiana Fund as provided for herein in exchange for Federal Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(c) of the Code, and Indiana Fund and Federal Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

  (2) No gain or loss will be recognized by Indiana Fund upon the transfer of substantially all of its assets to Federal Fund in exchange solely for voting shares of Federal Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

  (3) No gain or loss will be recognized by Federal Fund upon the receipt of substantially all of the assets of Indiana Fund in exchange solely for voting shares of Federal Fund (Section 1032(a));

  (4) The basis of the assets of Indiana Fund received by Federal Fund will be the same as the basis of such assets to Indiana Fund immediately prior to the exchange (Section 362(b));

  (5) The holding period of the assets of Indiana Fund received by Federal Fund will include the period during which such assets were held by Indiana Fund (Section 1223(2));

  (6) No gain or loss will be recognized to the shareholders of Indiana Fund upon the exchange of their shares in Indiana Fund for voting shares of Federal Fund (Section 354(a));

  (7) The basis of the Federal Fund Shares received by Indiana Fund's shareholders shall be the same as the basis of the shares of Indiana Fund exchanged therefor (Section 358(a)(1));

  (8) The holding period of Federal Fund Shares received by Indiana Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Indiana Fund's shares surrendered in exchange therefor, provided that Indiana Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

  (9) Federal Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Indiana Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and
(c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (g) That Federal Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

  (1) The Trust was created as a business trust under the laws of the Commonwealth of Massachusetts on September 18, 1984, and is validly existing and in good standing under the laws of that commonwealth;

  (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of Indiana Fund, no par value. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Indiana Fund were sold, issued and paid for in accordance with the terms of Indiana Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

  (3) The Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

  (4) Except as disclosed in Indiana Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or Indiana Fund;

  (5) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust; and

  (6) Neither the execution, delivery, nor performance of this Agreement by the Trust violates any provision of its Amended and Restated Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Indiana Fund is otherwise bound; this Agreement is the legal, valid and binding obligation of the Trust and Indiana Fund and is enforceable against the Trust and/or Indiana Fund in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Indiana Fund.

      (h) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Federal Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

  (1) Federal Fund was incorporated under the laws of the State of California on January 7, 1982, and is validly existing and in good standing under the laws of that state;

  (2) Federal Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, no par value, all of which is allocated to the Franklin Federal Tax-Free Income Series of which three billion (3,000,000,000) shares are further allocated to Class A of that Series, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Assuming that the initial capital shares of Federal Fund were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of Federal Fund, and that all other outstanding shares of Federal Fund were sold, issued and paid for in accordance with the terms of Federal Fund's prospectus in effect at the time of such sales, each such outstanding share of Federal Fund is fully paid, non-assessable, freely transferable and has full voting rights;

  (3) Federal Fund is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

  (4) Except as disclosed in Federal Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Federal Fund, the unfavorable outcome of which would materially and adversely affect Federal Fund;

  (5) Federal Fund Shares to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Federal Fund;

  (6) All corporate actions required to be taken by Federal Fund to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of Federal Fund;

  (7) Neither the execution, delivery, nor performance of this Agreement by Federal Fund violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument known to such counsel to which Federal Fund is a party or by which Federal Fund is otherwise bound; this Agreement is the legal, valid and binding obligation of Federal Fund and is enforceable against Federal Fund in accordance with its terms; and

  (8) The registration statement of which the prospectus, dated September 1, 1998, as amended January 1, 1999, of Federal Fund is a part (the "Prospectus") is, at the time of the signing of this Agreement, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to such counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Federal Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Federal Fund.

      (i) That the Trust shall have received a certificate from the President and Secretary of Federal Fund to the effect that the statements contained in Federal Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (j) That Federal Fund's Registration Statement with respect to the Federal Fund Shares to be delivered to the Indiana Fund's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That the Federal Fund Shares to be delivered hereunder shall be eligible for sale by Federal Fund with each state commission or agency with which such eligibility is required in order to permit the Federal Fund Shares lawfully to be delivered to each Indiana Fund shareholder.

      (l) That, at the Closing, the Trust, on behalf of Indiana Fund, transfers to Federal Fund aggregate Net Assets of Indiana Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Indiana Fund on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

      (a) The Trust and Federal Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement shall be borne one-quarter by Indiana Fund, one-quarter by Federal Fund, and one-half by Franklin Advisers, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Indiana Fund) prior to the Closing or the Closing may be postponed as follows:

  (1) by mutual consent of the Trust and Federal Fund;

  (2) by Federal Fund if any condition of its obligations set forth in
Section 8 has not been fulfilled or waived; or

  (3) by the Trust if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

      An election by the Trust, on behalf of Indiana Fund, or Federal Fund to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of the Trust or Board of Directors of Federal Fund.

      (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 1999, the Agreement shall automatically terminate on that date, unless a later date is agreed to by both Federal Fund and the Trust.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust nor Federal Fund, nor their directors or trustees, officers, agents or shareholders shall have any liability in respect of this Agreement.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees or Board of Directors, as applicable, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor Federal Fund, nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the Trust or Federal Fund against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust or the Board of Directors of the Federal Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Indiana Fund, unless such terms and conditions shall result in a change in the method of computing the number of Federal Fund Shares to be issued to Indiana Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Indiana Fund prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless Indiana Fund shall promptly call a special Shareholders' Meeting at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Federal Tax-Free Federal Fund at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention: Secretary, or Franklin Tax-Free Trust, at P.O. Box 7777, 777 Mariners Island Boulevard, San Mateo CA 94403-7777, Attention: Secretary, as the case may be.

14.   GOVERNING LAW.

      This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth Massachusetts.

      IN WITNESS WHEREOF, Franklin Federal Tax-Free Income Fund and Franklin Tax-Free Trust, on behalf of Franklin Indiana Tax-Free Income Fund, have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                    FRANKLIN FEDERAL TAX-FREE
                                    INCOME FUND
Attest:

___________________________        By: _____________________________
Assistant Secretary                    Deborah R. Gatzek
                                       Vice President and Secretary

                                    FRANKLIN TAX-FREE TRUST, ON BEHALF OF
                                    FRANKLIN INDIANA TAX-FREE INCOME FUND
Attest:


___________________________        By: _____________________________
Assistant Secretary                    Deborah R. Gatzek
                                       Vice President and Secretary




                                                                     EXHIBIT B

                                PROSPECTUS OF
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
             DATED SEPTEMBER 1, 1998, AS AMENDED JANUARY 1, 1999


This exhibit included earlier in Part A as part of the Franklin Municipal Securities Trust Prospectus/Proxy Statement.

                                                                     EXHIBIT B

                               ANNUAL REPORT OF
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
                             DATED APRIL 30, 1998


This exhibit included earlier in Part A as part of the Franklin Municipal Securities Trust Prospectus/Proxy Statement.



                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                         PLEASE SIGN, DATE AND RETURN
                               YOUR PROXY TODAY

                 Please detach at perforation before mailing.


PROXY                                                                    PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                    FRANKLIN INDIANA TAX-FREE INCOME FUND
                    (A series of Franklin Tax-Free Trust)

                                June 23, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, and Deborah R. Gatzek, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Indiana Tax-Free Income Fund (the "Indiana Fund") that the undersigned is entitled to vote at the Indiana Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 1:30 p.m., Pacific time on June 23, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign the attached proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                                                Note:  Please sign exactly as
                                                your name appears on the
                                                proxy.  If signing for
                                                estates, trusts or
                                                corporations, title or
                                                capacity should be stated.
                                                If shares are held jointly,
                                                each holder must sign.


                                                ____________________________
                                                Signature


                                                ____________________________
                                                Signature


                                                ____________________________
                                                Date

                          (Please see reverse side)


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT






                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                 Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees of Franklin Tax-Free Trust, on behalf of its series, Franklin Indiana Tax-Free Income Fund. It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposal 1, regarding the Reorganization of the Franklin Indiana Tax-Free Income Fund pursuant to the Agreement and Plan of Reorganization with Franklin Federal Tax-Free Income Fund. If any other matters properly come before the meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.

The Board of Trustees recommends a vote FOR Proposal 1.

                                            FOR    AGAINST     ABSTAIN
   1.    To approve an Agreement and
         Plan of Reorganization by          |_|        |_|        |_|
         Franklin Tax-Free Trust, on
         behalf of its series, Franklin
         Indiana Tax-Free Income Fund
         (the "Indiana Fund") and
         Franklin Federal Tax-Free
         Income Fund, that provides for
         the acquisition of
         substantially all of the
         assets of the Indiana Fund in
         exchange for shares of
         Franklin Federal Tax-Free
         Income Fund-Class A, the
         distribution of such shares to
         the shareholders of the
         Indiana Fund, and the
         dissolution of the Indiana
         Fund (the "Reorganization").

                                           GRANT               WITHHOLD
2.
                                            |_|                   |_|




IMPORTANT:  PLEASE SIGN IN YOUR PROXY. . . TODAY!

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


Part B
                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
                                 on behalf of
                    FRANKLIN INDIANA TAX-FREE INCOME FUND
                             Dated April 22, 1999


Acquisition of the Assets of
FRANKLIN INDIANA TAX-FREE INCOME FUND
(a series of Franklin Tax-Free Trust)

By and in exchange for shares of
FRANKLIN FEDERAL TAX-FREE INCOME FUND


      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Franklin Indiana Tax-Free Income Fund (the "Indiana Fund") for Class A shares of Franklin Federal Tax-Free Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

            1. Statement of Additional Information of Franklin Federal Tax-Free Income Fund dated September 1, 1998, as supplemented January 1, 1999

            2. Semi-Annual Report of Franklin Federal Tax-Free Income Fund for the period ended October 31, 1998.

            3. Annual Report of Franklin Tax-Free Trust (relating to the Indiana Fund) for the fiscal year ended February 28, 1999.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated April 22, 1999, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Federal Tax-Free Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.




                    STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
           DATED SEPTEMBER 1, 1998, AS SUPPLEMENTED JANUARY 1, 1999


This exhibit included earlier in Part B as part of the Franklin Municipal Securities Trust Prospectus/Proxy Statement.

                            SEMI-ANNUAL REPORT OF
                    FRANKLIN FEDERAL TAX-FREE INCOME FUND
                    FOR THE PERIOD ENDED OCTOBER 31, 1998

This exhibit included earlier in Part B as part of the Franklin Municipal Securities Trust Prospectus/Proxy Statement.

                               ANNUAL REPORT OF
            FRANKLIN TAX-FREE TRUST (RELATING TO THE INDIANA FUND)
                 FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999

The Annual Report of Franklin Indiana Tax-Free Income Fund for the fiscal year ended February 28, 1999 is currently being prepared and will be filed with the SEC as required under Section 30 of the 1940 Act. A definitive printed copy will be attached to each Prospectus/Proxy Statement provided to Indiana Fund shareholders. This Annual Report will either be filed with the definitive Prospectus/Proxy Statement filed with the SEC after this registration statement becomes effective or incorporated into such definitive filing by reference to its filing under Section 30.


PART C.     OTHER INFORMATION

Item 15.    INDEMNIFICATION

      Please see the By-Laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference. Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided by such By-Laws.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    EXHIBITS (Incorporated by reference to the filings as noted)

      The following exhibits are incorporated herein by reference, except exhibits 12, (i), (ii), (iii) and (iv), 14(i) and (ii), and 16(i) and (ii), which are attached.

      (1)   Copies of the charter as now in effect:

            (i)   Articles of Incorporation dated January 5, 1981
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (ii) Certificate of Amendment to Articles of Incorporation dated November 1,
                  1982
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (iii) Certificate of Amendment to Articles of Incorporation
                  dated June 20, 1983
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (iv) Certificate of Amendment to Articles of Incorporation dated September 20, 1983
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (v) Certificate of Amendment to Articles of Incorporation dated April 11, 1995
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

      (2) Copies of the existing By-laws or instruments corresponding thereto:

            (i)   By-laws of Franklin Federal Tax-Free Income Fund
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (ii) Amendment to By-Laws of Franklin Federal Tax-Free Income Fund dated November 17, 1987
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (iii) Amendment to By-Laws of Franklin Federal Tax-Free
                  Income Fund
                  dated February 28, 1994
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

      (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant:

            Not Applicable

      (4) Forms of the Agreements and Plans of Reorganization are included in this Registration Statement as Exhibit A to each Prospectus/Proxy Statement.

      (5) Copies of all instruments defining the rights of the holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant:

            Not Applicable

      (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant:

            (i) Management Agreement between Registrant and Franklin Advisers, Inc.
                  dated May 1, 1994
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

      (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

            (i)   Amended and Restated Distribution Agreement between
                  Registrant and
                  Franklin/Templeton Distributors, Inc. dated March 29, 1995
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  December 22, 1998

      (8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof:

            Not Applicable

      (9)   Copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration:

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 20 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  August 21, 1997

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 20 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  August 21, 1997

            (iii) Amendment to Master Custody Agreement between Registrant and Bank of New York dated May 7, 1997
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  June 23, 1998

            (iv) Amendment dated February 27, 1998 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  December 22, 1998

      (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan and copies of any plan entered into pursuant to Rule 18f-3 under the 1940 Act, any agreements with any person relating to the implementation of such plan, any amendment and a copy of the portion of the minutes discussing any action taken to resolve the plan.

            (i) Distribution Plan pursuant to Rule 12b-1 between Registrant and
                  Franklin/Templeton Distributors, Inc. dated May 1, 1994
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  July 3, 1995

            (ii) Class II Distribution Plan pursuant to Rule 12b-1 dated March 30, 1995
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:      July 3, 1995

            (iii) Form of Class B Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc.
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  December 22, 1998

            (iv)  Form of Multiple Class Plan
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  December 22, 1998

      (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable:

            (i)   Opinion and Consent of Counsel dated June 19, 1998
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  June 23, 1998

      (12) Form of an opinion, and consent to its use, of counsel, supporting the tax matters and consequences to shareholders discussed in the prospectus.

            (i) Form of Tax Opinion relating to Franklin Indiana Tax-Free Income Fund

            (ii) Form of Tax Opinion relating to Franklin Arkansas Municipal Bond Fund

            (iii) Form of Tax Opinion relating to Franklin Hawaii
                  Municipal Bond Fund

            (iv) Form of Tax Opinion relating to Franklin Washington Municipal Bond Fund

      (13) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement:

            (i) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and
                  Franklin Templeton Services Inc.
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-75925
                  Filing Date:  December 22, 1998

      (14) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act:

            (i) Consent of Independent Auditor for Franklin Federal Tax-Free Income Fund

            (ii) Consent of Independent Auditor for Franklin Municipal Securities Trust

      (15)  All financial statements omitted from Item 14(a)(1):

            Not Applicable

      (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the Registration Statement.

            (i)   Power of Attorney dated January 12, 1999

            (ii)  Certificate of Secretary dated February 12, 1999

Item 17.    UNDERTAKINGS

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

            (3) The undersigned Registrant agrees that it will file with the Commission a Post-Effective Amendment to this Registration Statement including the Opinion of Stradley, Ronon, Stevens & Young, LLP, relating to federal tax matters, within a reasonable time after the tax opinion that will be delivered in connection with the Proposed Transaction has been received by the undersigned Registrant.


                                  SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Mateo, and the State of California, on the 23rd day of March, 1999.


                              FRANKLIN FEDERAL TAX-FREE INCOME FUND
                              (Registrant)

                        By:   RUPERT H. JOHNSON, JR.*
                              Rupert H. Johnson, Jr., President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*     Director and Principal     Dated:  March 23, 1999
Rupert H. Johnson, Jr.      Executive Officer

MARTIN L. FLANAGAN*         Principal Financial        Dated:  March 23, 1999
Martin L. Flanagan          Officer

DIOMEDES LOO-TAM*           Principal Accounting       Dated:  March 23, 1999
Diomedes Loo-Tam            Officer

FRANK H. ABBOTT, III*       Director                   Dated:  March 23, 1999
Frank H. Abbott, III

HARRIS J. ASHTON*           Director                   Dated:  March 23, 1999
Harris J. Ashton

HARMON E. BURNS*            Director                   Dated:  March 23, 1999
Harmon E. Burns

ROBERT F. CARLSON*          Director                   Dated:  March 23, 1999
Robert F. Carlson

S. JOSEPH FORTUNATO*        Director                   Dated:  March 23, 1999
S. Joseph Fortunato

CHARLES B. JOHNSON*         Director                   Dated:  March 23, 1999
Charles B. Johnson

FRANK WT. LAHAYE*           Director                   Dated:  March 23, 1999
Frank W.T.LaHaye

GORDON S. MACKLIN*          Director                   Dated:  March 23, 1999
Gordon S. Macklin

By:   /s/  Karen L. Skidmore
      Attorney-in-Fact
      (Pursuant to Power of Attorney filed herein.)



                                EXHIBIT INDEX

EXHIBIT NO.                           DOCUMENT                         LOCATION
1(i)           Articles of Incorporation dated January 5, 1981            *

1(ii)          Certificate of Amendment to Articles of Incorporation      *
               dated November 1, 1982

1(iii)         Certificate of Amendment to Articles of Incorporation      *
               dated June 20 1983

1(iv)          Certificate of Amendment to Articles of Incorporation      *
               dated September 20, 1983

1(v)           Certificate of Amendment to Articles of Incorporation      *
               dated April 11, 1995

2(i)           By-Laws                                                    *

2(ii)          Amendment to By-Laws dated November 17, 1987               *

2(iii)         Amendment to By-Laws dated February 28, 1994               *

6(i)           Management Agreement between Registrant and Franklin       *
               Advisers, Inc. dated May 1, 1994

7(i)           Amended and Restated Distribution Agreement between        *
               Registrant and Franklin/Templeton Distributors, Inc.
               dated March 29, 1995

7(ii)          Forms of Dealer Agreements between Franklin/               *
               Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998

9(i)           Master Custody Agreement between Registrant and Bank       *
               of New York dated February 16, 1996

9(ii)          Terminal Link Agreement between Registrant and Bank        *
               of New York dated February 16, 1996

9(iii)         Amendment to Master Custody Agreement between              *
               Registrant and Bank of New York dated May 7, 1997

9(iv)          Amendment dated February 27, 1998 to Exhibit A of the      *
               Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

10(i)          Distribution Plan between Registrant and                   *
               Franklin/Templeton Distributors, Inc. dated May 1,
               1994

10(ii)         Class II Distribution Plan pursuant to Rule 12b-1          *
               dated March 30, 1995

10(iii)        Form of Class B Distribution Plan pursuant to Rule         *
               13b-1 between Registrant and Franklin/Templeton
               Distributions, Inc.

10(iv)         Form of Multiple Class Plan                                *

11(i)          Opinion and Consent of Counsel dated June 19, 1998         *

12(i)          Form of Tax Opinion relating to Franklin Indiana        Attached
               Tax-Free Income Fund

12(ii)         Form of Tax Opinion relating to Franklin Arkansas       Attached
               Municipal Bond Fund

12(iii)        Form of Tax Opinion relating to Franklin Hawaii         Attached
               Municipal Bond Fund

12(iv)         Form of Tax Opinion relating to Franklin Washington     Attached
               Municipal Bond Fund

13(i)          Subcontract for Fund Administrative Services dated         *
               October 1, 1996 and Amendment thereto dated April 30,
               1998 between Franklin Advisers, Inc. and Franklin
               Templeton Services, Inc.

14(i)          Consent of Independent Auditor                          Attached

14(ii)         Consent of Independent Auditor                          Attached

16(i)          Power of Attorney dated January 12, 1999                Attached

16(ii)         Certificate of Secretary dated February 12, 1999        Attached

*Incorporated by reference.



                               FORM OF OPINION




                                              , 1999


Board of Trustees
Franklin Tax-Free Trust
777 Mariners Island Blvd.
San Mateo, CA  94404


Board of Directors
Franklin Federal Tax-Free Income Fund
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE
            DAY OF         , 1999 (THE "AGREEMENT"), BY AND BETWEEN FRANKLIN
            TAX-FREE TRUST, A MASSACHUSETTS BUSINESS TRUST, ON BEHALF OF IT SERIES FRANKLIN INDIANA TAX-FREE INCOME FUND ("ACQUIRED FUND") AND FRANKLIN FEDERAL TAX-FREE INCOME FUND, A CALIFORNIA CORPORATION ("ACQUIRING FUND")

Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of common stock, no par value, of the Acquiring Fund - Class A ("Acquiring Fund Class A Shares"), (ii) the distribution of Acquiring Fund Class A Shares to the shareholders of the Acquired Fund according to their respective interests, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the    day of
, 1999, by and between the Acquiring Fund and Franklin Tax-Free Trust, on behalf of the Acquired Fund ("Agreement"), (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special Meeting
of Stockholders of the Acquired Fund held on                     , 1999, (c)
certain representations concerning the Reorganization made to us by the Acquiring Fund and Franklin Tax-Free Trust, on behalf of the Acquired Fund in
a letter dated                    , 1999 (the "Representation Letter"), (d)
all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and (e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the State of California and the Commonwealth of Massachusetts, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Class A Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to Acquiring Fund and Franklin Tax-Free Trust, on behalf of Acquired Fund, and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner




                               FORM OF OPINION









                                              , 1999


Board of Trustees
Franklin Municipal Securities Trust
777 Mariners Island Blvd.
San Mateo, CA  94404

Board of Directors
Franklin Federal Tax-Free Income Fund
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE
            DAY OF         , 1999 (THE "AGREEMENT"), BY AND BETWEEN FRANKLIN
            MUNICIPAL SECURITIES TRUST, A DELAWARE BUSINESS TRUST, ON BEHALF OF ITS SERIES, FRANKLIN ARKANSAS MUNICIPAL BOND FUND ("ACQUIRED FUND") AND FRANKLIN FEDERAL TAX-FREE INCOME FUND, A CALIFORNIA CORPORATION ("ACQUIRING FUND")

Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of common stock, no par value, of the Acquiring Fund - Class A ("Acquiring Fund Class A Shares"), (ii) the distribution of Acquiring Fund Class A Shares to the shareholders of the Acquired Fund according to their respective interests, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the    day of
, 1999, by and between the Acquiring Fund and Franklin Municipal Securities Trust on behalf of the Acquired Fund ("Agreement"), (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special
Meeting of Stockholders of the Acquired Fund held on                     ,
1999, (c) certain representations concerning the Reorganization made to us by the Acquiring Fund and Franklin Municipal Securities Trust on behalf of the
Acquired Fund in a letter dated                    , 1999 (the
"Representation Letter"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and
(e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the States of Delaware and California, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Class A Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to Acquiring Fund and Franklin Municipal Securities Trust on behalf of Acquired Fund and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner







                               FORM OF OPINION




                                              , 1999


Board of Trustees
Franklin Municipal Securities Trust
777 Mariners Island Blvd.
San Mateo, CA  94404

Board of Directors
Franklin Federal Tax-Free Income Fund
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE
            DAY OF         , 1999 (THE "AGREEMENT"), BY AND BETWEEN FRANKLIN
            MUNICIPAL SECURITIES TRUST, A DELAWARE BUSINESS TRUST, ON BEHALF OF ITS SERIES, FRANKLIN HAWAII MUNICIPAL BOND FUND ("ACQUIRED FUND") AND FRANKLIN FEDERAL TAX-FREE INCOME FUND, A CALIFORNIA CORPORATION ("ACQUIRING FUND")

Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of common stock, no par value, of the Acquiring Fund - Class A ("Acquiring Fund Class A Shares"), (ii) the distribution of Acquiring Fund Class A Shares to the shareholders of the Acquired Fund according to their respective interests, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the    day of
, 1999, by and between the Acquiring Fund and Franklin Municipal Securities Trust on behalf of the Acquired Fund ("Agreement"), (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special
Meeting of Stockholders of the Acquired Fund held on                     ,
1999, (c) certain representations concerning the Reorganization made to us by the Acquiring Fund and Franklin Municipal Securities Trust on behalf of the
Acquired Fund in a letter dated                    , 1999 (the
"Representation Letter"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and
(e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the States of Delaware and California, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Class A Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to Acquiring Fund and Franklin Municipal Securities Trust on behalf of Acquired Fund and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner




                               FORM OF OPINION




                                              , 1999


Board of Trustees
Franklin Municipal Securities Trust
777 Mariners Island Blvd.
San Mateo, CA  94404

Board of Directors
Franklin Federal Tax-Free Income Fund
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE
            DAY OF         , 1999 (THE "AGREEMENT"), BY AND BETWEEN FRANKLIN
            MUNICIPAL SECURITIES TRUST, A DELAWARE BUSINESS TRUST, ON BEHALF OF ITS SERIES, FRANKLIN WASHINGTON MUNICIPAL BOND FUND ("ACQUIRED FUND") AND FRANKLIN FEDERAL TAX-FREE INCOME FUND, A CALIFORNIA CORPORATION ("ACQUIRING FUND")

Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of common stock, no par value, of the Acquiring Fund - Class A ("Acquiring Fund Class A Shares"), (ii) the distribution of Acquiring Fund Class A Shares to the shareholders of the Acquired Fund according to their respective interests, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the    day of
, 1999, by and between the Acquiring Fund and Franklin Municipal Securities Trust on behalf of the Acquired Fund ("Agreement"), (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special
Meeting of Stockholders of the Acquired Fund held on                     ,
1999, (c) certain representations concerning the Reorganization made to us by the Acquiring Fund and Franklin Municipal Securities Trust on behalf of the
Acquired Fund in a letter dated                    , 1999 (the
"Representation Letter"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and
(e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the States of Delaware and California, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Class A Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to Acquiring Fund and Franklin Municipal Securities Trust on behalf of Acquired Fund and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner



                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Franklin Federal Tax-Free Income Fund on Form N-14 of our report dated June 3, 1998 on our audit of the financial statements and financial highlights of Franklin Federal Tax-Free Income Fund, which report is included in the Annual Report to Shareholders for the year ended April 30, 1998, which is included in the Registration Statement.



/s/PricewaterhouseCoopers LLP

San Francisco, California
March 19, 1999


                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Franklin Federal Tax-Free Income Fund on Form N-14 of our report dated June 26, 1998 on our audit of the funds comprising the Franklin Municipal Securities Trust, including each fund's financial statements and financial highlights, which report is included in the Annual Report to Shareholders for the year ended May 31, 1998, which is included in the Registration Statement.



/s/PricewaterhouseCoopers LLP

San Francisco, California
March 19, 1999



                               POWER OF ATTORNEY


      The undersigned officers and directors of FRANKLIN FEDERAL TAX-FREE INCOME FUND hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, LARRY L. GREENE and KAREN L. SKIDMORE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Company's Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Company under a prospectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      The undersigned officers and directors hereby execute this Power of Attorney as of this 12th day of January, 1999.



Rupert H. Johnson, Jr.,             Frank H. Abbott, Director
Principal Executive Officer
and Director


Harris J. Ashton, Director          Harmon E. Burns, Director



Robert F. Carlson, Director         S. Joseph Fortunato, Director



Charles B. Johnson, Director        Frank W.T. LaHaye, Director



Gordon S. Macklin, Director         Martin L. Flanagan,
                                    Principal Financial Officer

Diomedes Loo-Tam,
Principal Accounting Officer



                          CERTIFICATE OF SECRETARY




I, Deborah R. Gatzek, certify that I am Secretary of FRANKLIN FEDERAL TAX-FREE INCOME FUND (the "Fund")

As Secretary of the Fund, I further certify that the following resolution was adopted by a majority of the Directors of the Fund present at a meeting held at 777 Mariners Island Boulevard, San Mateo, California, on January 12, 1999.

      RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Harmon E. Burns, Deborah R. Gatzek, Mark H. Plafker, Karen L. Skidmore, and Larry L. Greene as attorneys-in-fact for the purpose of filing such registration statement on Form N-14 in connection with the Reorganization, be executed by each Director and designated officer.

I declare under penalty of perjury that the matters set forth in this certificate are true and correct of my own knowledge.




Dated: February 12, 1999                     /s/Deborah R. Gatzek
                                                Deborah R. Gatzek
                                                Secretary